N-30D TABLE OF CONTENTS

SSgA Fund Name                                                        N-30D Page
--------------                                                        ----------
SSgA-SM-Life Solutions-SM- Funds ..................................
     Income and Growth Fund .......................................
     Balanced Fund ................................................
     Growth Fund ..................................................
Money Market Fund .................................................
Matrix Equity Fund ................................................
Prime Money Market Fund ...........................................
Small Cap Fund ....................................................
US Treasury Money Market Fund .....................................
Yield Plus Fund ...................................................
Bond Market Fund ..................................................
S&P 500 Index Fund ................................................
Active International Fund .........................................
Tax Free Money Market Fund ........................................
US Government Money Market Fund ...................................
Growth and Income Fund ............................................
Intermediate Fund .................................................
Intermediate Municipal Bond Fund...................................
Emerging Markets Fund .............................................
Tuckerman Active REIT Fund ........................................
International Growth Opportunities ................................
High Yield Bond ...................................................
Special Equity ....................................................
Aggressive Equity Fund ............................................
IAM Shares Fund ...................................................

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                              Life Solutions Funds

                                 August 31, 2000

                        SSgA(R) Life Solutions(sm) Funds

                             Income and Growth Fund
                                  Balanced Fund
                                   Growth Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents
                                                                    Page

Chairman's Letter ...................................................  4

Portfolio Management Discussion and Analysis ........................  6

Report of Independent Accountants ................................... 11

Income and Growth Fund Financial Statements ......................... 12

Financial Highlights ................................................ 16

Balanced Fund Financial Statements .................................. 18

  Financial Highlights .............................................. 22

Growth Fund Financial Statements .................................... 24

  Financial Highlights .............................................. 28

Notes to Financial Statements ....................................... 29

Tax Information ..................................................... 37

Fund Management and Service Providers ............................... 38

"SSgA(R)" is a registered trademark and "Life Solutions(sm)" is a registered service mark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further details. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Life Solutions Funds
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Life Solutions Funds. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Life Solutions Funds
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

                                     [PHOTO]

                               Timothy B. Harbert
                      President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Heydon Traub, CFA, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Life Solutions Funds since April 1999. He joined the firm in 1987, and currently leads a team responsible for the management of client assets in excess of $10 billion invested in 50 developed and emerging markets. He is one of the developers of the firm's country, stock, and currency selection processes and continues to lead the research effort to enhance those strategies. Mr. Traub has written several articles which have been published in leading investment journals and he currently writes a monthly column on global investing for the Boston Business Journal. He holds a BA in Economics and an MBA in Finance and Accounting from the University if Chicago. There are two other portfolio managers working with Mr. Traub.


                                                                 Annual Report 5

SSgA Life Solutions Funds
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Strategy: Each Life Solutions Fund allocates its assets by investing in shares of a combination of underlying SSgA funds. By investing in the underlying component funds, each Life Solutions Fund seeks to maintain different allocations among classes of equity, international equity, fixed income and short-term assets funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to seek to optimize performance consistent with its investment objective.

Objective: Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                   Life Solutions                                          Lehman Brothers
  Dates            Income and Growth Fund    Russell 3000(R) Index++       Aggregate Bond Index+++         Composite Market Index**
Inception*         $10,000                        $10,000                  $10,000                         $10,000
      1997         $10,197                        $10,351                  $11,057                         $10,204
      1998         $10,558                        $10,709                  $11,258                         $11,032
      1999         $11,747                        $14,839                  $11,350                         $12,606
      2000         $13,125                        $17,890                  $12,205                         $14,160

================================================================================

--------------------------------------------------------------------------------
SSgA Life Solutions Income and Growth Fund
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
----------------------   -------------    ------------
1 Year                     $  11,173         11.73%
Inception                  $  13,125          8.97%+

--------------------------------------------------------------------------------
Composite Market Index **
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
----------------------   -------------    ------------
1 Year                     $  11,237         12.37%
Inception                  $  14,160         11.61%+

--------------------------------------------------------------------------------
Russell 3000(R) Index ++
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
----------------------   -------------    ------------
1 Year                     $  12,063         20.63%
Inception                  $  17,890         20.16%+

--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index +++
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
----------------------   -------------    ------------
1 Year                     $  10,756          7.56%
Inception                  $  12,205          6.50%+

** 35% Russell 3000(R) Index
   5% MSCI EAFE Index
   60% Lehman Brothers Aggregate Bond Index

See related Notes for Index definitions.


6 Annual Report

SSgA Life Solutions Funds
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Life Solutions Balanced Fund seeks a balance of growth of capital and income.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


                 Life Solutions                                    Lehman Brothers
  Dates          Balanced Fund        Russell 3000(R) Index++      Aggregate Bond Index+++      Composite Market Index**
Inception*       $10,000              $10,000                      $10,000                      $10,000
      1997       $10,212              $10,351                      $11,057                      $10,189
      1998       $10,246              $10,709                      $11,258                      $10,855
      1999       $12,079              $14,839                      $11,350                      $13,160
      2000       $13,841              $17,890                      $12,205                      $15,059

================================================================================

--------------------------------------------------------------------------------
SSgA Life Solutions Balanced Fund
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
----------------------   -------------    ------------
1 Year                     $  11,459         14.59%
Inception                  $  13,841         10.81%+

--------------------------------------------------------------------------------
Composite Market Index **
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
----------------------   -------------    ------------
1 Year                     $  11,446         14.46%
Inception                  $  15,059         13.80%+

--------------------------------------------------------------------------------
Russell 3000(R) Index ++
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
----------------------   -------------    ------------
1 Year                     $  12,063         20.63%
Inception                  $  17,890         20.16%+

--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index +++
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
----------------------   -------------    ------------
1 Year                     $  10,756          7.56%
Inception                  $  12,205          6.50%+

** 50% Russell 3000(R) Index
   10% MSCI EAFE Index
   40% Lehman Brothers Aggregate Bond Index

See related Notes for Index definitions.


                                                                 Annual Report 7

SSgA Life Solutions Funds
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Life Solutions Growth Fund seeks long-term growth of capital.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                      Life Solutions                                Lehman Brothers
  Dates               Growth Fund        Russell 3000(R) Index++    Aggregate Bond Index+++             Composite Market Index**
Inception*            $10,000            $10,000                    $10,000                             $10,000
      1997            $10,242            $10,351                    $11,057                             $10,173
      1998             $9,968            $10,709                    $11,258                             $10,661
      1999            $12,432            $14,839                    $11,350                             $13,702
      2000            $14,564            $17,890                    $12,205                             $15,956

================================================================================

--------------------------------------------------------------------------------
SSgA Life Solutions Growth Fund
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
----------------------   -------------    ------------
1 Year                     $  11,715         17.15%
Inception                  $  14,564         12.61%+

--------------------------------------------------------------------------------
Composite Market Index **
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
----------------------   -------------    ------------
1 Year                     $  11,650         16.50%
Inception                  $  15,956         15.90%+

--------------------------------------------------------------------------------
Russell 3000(R) Index ++
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
----------------------   -------------    ------------
1 Year                     $  12,063         20.63%
Inception                  $  17,890         20.16%+

--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index +++
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
----------------------   -------------    ------------
1 Year                     $  10,756          7.56%
Inception                  $  12,205          6.50%+

** 65% Russell 3000(R) Index
   15% MSCI EAFE Index
   20% Lehman Brothers Aggregate Bond Index

See related Notes for Index definitions.


8 Annual Report

SSgA Life Solutions Funds
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Performance Review

The SSgA Life Solutions Funds is a family of balanced funds targeted to meet the investment objectives of investors with varying degrees of risk tolerance. The family consists of three Funds with distinct risk/return profiles. The most conservative, the Life Solutions Income and Growth Fund, is targeted to investors with limited tolerance for equity market volatility. The Life Solutions Balanced Fund is targeted at those individuals willing to undertake greater equity exposure, but who are also looking for fixed income exposure to balance return patterns. The Life Solutions Growth Fund is designed for those investors aggressively seeking return. The Fund is designed to provide broadly diversified equity exposure with the ability to have limited exposure to fixed income and cash securities.

For the fiscal year ended August 31, 2000, the Life Solutions Funds returned 11.73%, 14.59%, and 17.15% for the Income and Growth, Balanced, and Growth Funds, respectively. The composite benchmarks over the last twelve months for the three Funds returned 12.37%, 14.46%, and 16.50%, respectively. The Funds' performance is net of operating expenses, whereas Index results do not include expenses of any kind.

The US equity component of the composite benchmark is the Russell 3000(R) Index, an unmanaged index of US equities representing approximately the largest 3000 US companies by market value. The international component is comprised of the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index, an unmanaged index reflecting the performance of international markets around the globe. The fixed income component of the composite benchmark is the Lehman Brothers Aggregate Bond Index, an unmanaged index capturing the performance of the broad US bond markets, including government, investment grade corporate, and mortgage-backed securities.

Market and Portfolio Highlights

Returns for the Funds were assisted over the past year by strong equity markets in the US, including a long awaited surge from the small-cap sector. In particular, the more aggressive Funds (Balanced and Growth) benefited from having the majority of their assets in equities. Returns were driven by large US stocks, which make up a substantial portion of the Funds, as the S&P 500(R) returned over 16% for the past fiscal year. The Funds also gained from their exposure to small cap US stocks, as they returned 27% as measured by the Russell 2000(R) Index. Overall Fund returns were curtailed slightly by their respective allocations in fixed income issues, which rose around 7% as measured by the Lehman Brothers Aggregate Bond Index.

Performance relative to the composite benchmarks was helped dramatically by the holding of the SSgA Aggressive Equity Fund, which soared over 112% for the fiscal year. This Fund benefited from the surge in small cap growth stocks, and specifically, its investment in Initial Public Offerings (IPOs). Although participating in IPOs is within the Aggressive Equity Fund's investment guidelines, there is no guarantee that this Fund will continue to participate in the IPO market in the future. Additionally, due to their inherent volatility, there can be no assurance that IPOs will continue to have a positive impact on the Aggressive Equity Fund's performance.

The continued strong performance of growth stocks caused the SSgA Matrix Fund and the SSgA Active International Fund to lag their benchmarks. Ironically, the Managers' focus on companies which have improved earnings outlooks and lower price multiples than the market has hurt stock selection over the last year. Despite the difficulties in the large-cap Funds, strong performance in small-cap stocks overcame these issues to help the Balanced and the Growth Funds to outperform their respective benchmarks.

The Funds continue to be positioned somewhat defensively as the Manager views large-cap US stocks to be less attractive than international stocks or bonds. International stocks have had disappointing performance recently, due primarily to a dramatic decline in the Euro. The Manager believes there will not be a repeat of this kind of decline, making for a more appealing climate for European stocks. Japan also has had its recent problems, but important economic and earnings growth expectations call for a strong improvement in both Japan and Europe.


                                                                 Annual Report 9

SSgA Life Solutions Funds
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Allocation by Asset Class
as of 08/31/00
--------------------------------------------------------------------------------

                         Income and
                           Growth            Balanced        Growth
                            Fund               Fund           Fund
                         ----------          --------       --------
Equities:
   Domestic                 28.4%              43.6%          58.7%
   International             7.7               12.6           17.6
                         ----------          --------       --------
                            36.1               56.2           76.3

Bonds                       61.9               42.0           22.1
Cash, net                    2.0                1.8            1.6
                         ----------          --------       --------
                           100.0%             100.0%         100.0%
                         ==========          ========       ========

--------------------------------------------------------------------------------

                             ----------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding pages.

* The Life Solutions Funds commenced operations on July 1, 1997. Index comparisons also began on July 1, 1997.

+     Annualized.

      Index Definitions:

++ The Russell 3000(R) Index is comprised of the 3,000 largest US companies based on total market capitalization, representing approximately 98% of the investable US equity market.

+++ The Lehman Brothers Aggregate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total returns comprises price appreciation/depreciation and income as a percentage of the original investment.

      The Morgan Stanley Capital International Europe, Australia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of over 1,100 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


10 Annual Report

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Life Solutions Funds (in this report, comprised of SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund, and SSgA Life Solutions Growth Fund)(the "Funds") at August 31, 2000, the results of their operations for the fiscal year then ended, and the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended and for the period July 1, 1997 (commencement of operations) to August 31, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000

                                                  /s/ PricewaterhouseCoopers LLP


                                                                Annual Report 11

SSgA Life Solutions
Income and Growth Fund

Statement of Net Assets                                          August 31, 2000

                                                            Number       Value
                                                              of         (000)
                                                            Shares         $
                                                          ----------   ---------
Investments
Domestic Equities - 28.4%
SSgA Aggressive Equity Fund.............................     32,377        646
SSgA Matrix Equity Fund.................................    181,822      3,093
SSgA S&P 500 Index Fund.................................     61,989      1,637
SSgA Small Cap Fund.....................................     27,989        635
                                                                        ------
                                                                         6,011
                                                                        ------

International Equities - 7.7%
SSgA Active International Fund..........................    140,014      1,522
SSgA Emerging Markets Fund..............................      9,032        103
                                                                        ------
                                                                         1,625
                                                                        ------

Bonds - 61.9%
SSgA Bond Market Fund...................................  1,214,027     11,776
SSgA High Yield Bond Fund...............................    130,594      1,324
                                                                        ------
                                                                        13,100
                                                                        ------

Short-Term Assets - 2.0%
SSgA Money Market Fund (a)..............................    422,561        423
                                                                        ------

Total Investments - 100.0%
(identified cost $20,774).........................................      21,159
                                                                        ------

Other Assets and Liabilities
Deferred organization expenses....................................          16
Receivables from Advisor..........................................          34
Other assets......................................................          11
Liabilities.......................................................         (70)
                                                                        ------

Total Other Assets and Liabilities,
Net - (0.0%)......................................................          (9)
                                                                        ------

Net Assets - 100.0%...............................................      21,150
                                                                        ======


12 Annual Report

SSgA Life Solutions
Income and Growth Fund

Statement of Net Assets, continued                               August 31, 2000

                                                                         Value
                                                                         (000)
                                                                           $
                                                                       ---------
Net Assets Consist of:
Undistributed net investment income..................................      346
Accumulated net realized gain (loss).................................       95
Unrealized appreciation (depreciation) on investments................      385
Shares of beneficial interest........................................        2
Additional paid-in capital...........................................   20,322
                                                                        ------

Net Assets...........................................................   21,150
                                                                        ======

Net Asset Value, offering and redemption price per share:
   ($21,149,852 divided by 1,600,487 shares of $.001 par value
   shares of beneficial interest outstanding)........................    13.21
                                                                        ======

(a)   At amortized cost, which approximates market.

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA Life Solutions
Income and Growth Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Income distributions from Underlying Funds .........................................            $   983

Expenses
   Distribution fees ........................................................   $     3
   Transfer agent fees ......................................................        23
   Bookkeeping service fees .................................................        15
   Professional fees ........................................................         9
   Registration fees ........................................................        30
   Shareholder servicing fees ...............................................        31
   Amortization of deferred organization expenses ...........................         5
   Miscellaneous ............................................................        12
                                                                                -------

   Expenses before reductions ...............................................       128
   Expense reductions .......................................................       (22)
                                                                                -------

      Expenses, net ...................................................................                106
                                                                                                   -------
Net investment income .................................................................                877
                                                                                                   -------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments ..............................................................       617
   Capital gain distributions from Underlying Funds .........................       761              1,378
                                                                                -------

Net change in unrealized appreciation (depreciation) on investments ...................                360
                                                                                                   -------

Net realized and unrealized gain (loss) ...............................................              1,738
                                                                                                   -------

Net increase (decrease) in net assets from operations .................................            $ 2,615
                                                                                                   =======

See accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA Life Solutions
Income and Growth Fund

Statement of Changes in Net Assets
Amounts in thousands                        For the Fiscal Year Ended August 31,

                                                                          2000        1999
                                                                        --------    --------
Increase (Decrease) in Net Assets

Operations
   Net investment income ............................................   $    877    $    922
   Net realized gain (loss) .........................................      1,378       1,066
   Net change in unrealized appreciation (depreciation) .............        360         758
                                                                        --------    --------

      Net increase (decrease) in net assets from operations .........      2,615       2,746
                                                                        --------    --------
Distributions
   From net investment income .......................................     (1,449)     (1,186)
   From net realized gain ...........................................       (690)       (983)
                                                                        --------    --------

      Net decrease in net assets from distributions .................     (2,139)     (2,169)
                                                                        --------    --------

Share Transactions
   Net increase (decrease) in net assets from share transactions ....     (5,068)      1,394
                                                                        --------    --------

Total net increase (decrease) in net assets .........................     (4,592)      1,971

Net Assets
   Beginning of period ..............................................     25,742      23,771
                                                                        --------    --------
   End of period (including undistributed net investment income of
      $346 and $574, respectively) ..................................   $ 21,150    $ 25,742
                                                                        ========    ========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA Life Solutions
Income and Growth Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        Fiscal Years Ended August 31,
                                                  ----------------------------------------
                                                    2000       1999       1998      1997*
                                                  -------    -------    -------    -------
Net Asset Value, Beginning of Period ..........   $ 12.93    $ 12.65    $ 12.93    $ 12.68
                                                  -------    -------    -------    -------
Income From Operations
   Net investment income (a) ..................       .47        .44        .46         --
   Net realized and unrealized gain (loss) ....       .94        .95       (.01)       .25
                                                  -------    -------    -------    -------

      Total income from operations ............      1.41       1.39        .45        .25
                                                  -------    -------    -------    -------
Distributions
   From net investment income .................      (.77)      (.61)      (.41)        --
   From net realized gain .....................      (.36)      (.50)      (.32)        --
                                                  -------    -------    -------    -------

      Total distributions .....................     (1.13)     (1.11)      (.73)        --
                                                  -------    -------    -------    -------

Net Asset Value, End of Period ................   $ 13.21    $ 12.93    $ 12.65    $ 12.93
                                                  =======    =======    =======    =======

Total Return (%)(b) ...........................     11.73      11.27       3.53       1.97

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) ...    21,150     25,742     23,771     13,979

   Ratios to average net assets (%)(c):
      Operating expenses, net (d) .............       .45        .45        .45        .35
      Operating expenses, gross (d) ...........       .55        .50        .72       1.14
      Net investment income ...................      3.71       3.37       3.00        .16

   Portfolio turnover rate (%)(c) .............     31.07      93.34      93.28     106.68

*     For the period July 1, 1997 (commencement of operations) to August 31,
      1997.
(a) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1997 are annualized.
(d)   See Note 4 for current period amounts and Underlying Funds.


16 Annual Report

SSgA Life Solutions
Balanced Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                         Number       Value
                                                           of         (000)
                                                         Shares         $
                                                       ----------   ---------
Investments
Domestic Equities - 43.6%
SSgA Aggressive Equity Fund........................      164,871       3,292
SSgA Matrix Equity Fund............................    1,123,735      19,115
SSgA S&P 500 Index Fund............................      374,549       9,892
SSgA Small Cap Fund................................      144,399       3,276
                                                                      ------
                                                                      35,575
                                                                      ------

International Equities - 12.6%
SSgA Active International Fund.....................      873,547       9,495
SSgA Emerging Markets Fund.........................       71,490         813
                                                                      ------
                                                                      10,308
                                                                      ------

Bonds - 42.0%
SSgA Bond Market Fund..............................    3,181,204      30,858
SSgA High Yield Bond Fund..........................      342,207       3,470
                                                                      ------
                                                                      34,328
                                                                      ------

Short-Term Assets - 2.0%
SSgA Money Market Fund (a).........................    1,625,720       1,626
                                                                      ------

Total Investments - 100.2%
(identified cost $77,911)......................................       81,837
                                                                      ------

Other Assets and Liabilities
Deferred organization expenses.................................           16
Other assets...................................................           69
Liabilities....................................................         (211)
                                                                      ------

Total Other Assets and Liabilities,
Net - (0.2%)...................................................         (126)
                                                                      ------

Net Assets - 100.0%............................................       81,711
                                                                      ======


18 Annual Report

SSgA Life Solutions
Balanced Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                        Value
                                                                        (000)
                                                                          $
                                                                      ---------

Net Assets Consist of:
Undistributed net investment income.................................    1,248
Accumulated net realized gain (loss)................................    2,864
Unrealized appreciation (depreciation) on investments...............    3,926
Shares of beneficial interest.......................................        6
Additional paid-in capital..........................................   73,667
                                                                       ------

Net Assets..........................................................   81,711
                                                                       ======

Net Asset Value, offering and redemption price per share:
   ($81,710,618 divided by 5,601,620 shares of $.001 par value
   shares of beneficial interest outstanding).......................    14.59
                                                                       ======

(a)   At amortized cost, which approximates market.

See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 19

SSgA Life Solutions
Balanced Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Income distributions from Underlying Funds ........................................                 $   3,507

Expenses
   Distribution fees ........................................................   $   12
   Transfer agent fees ......................................................       28
   Bookkeeping service fees .................................................       15
   Professional fees ........................................................       10
   Registration fees ........................................................       30
   Shareholder servicing fees ...............................................      136
   Amortization of deferred organization expenses ...........................        5
   Miscellaneous ............................................................       28
                                                                                ------

      Total expenses .................................................................                       264
                                                                                                       ---------

Net investment income ................................................................                     3,243
                                                                                                       ---------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments ..............................................................    4,829
   Capital gain distributions from Underlying Funds .........................    5,501                    10,330
                                                                                ------

Net change in unrealized appreciation (depreciation) on investments ..................                     1,532
                                                                                                       ---------

Net realized and unrealized gain (loss) ..............................................                    11,862
                                                                                                       ---------

Net increase (decrease) in net assets from operations ................................                 $  15,105
                                                                                                       =========

See accompanying notes which are an integral part of the financial statements.


20 Annual Report

SSgA Life Solutions
Balanced Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                        2000        1999
                                                                      --------    --------
Increase (Decrease) in Net Assets

Operations
   Net investment income ..........................................   $  3,243    $  2,837
   Net realized gain (loss) .......................................     10,330       5,339
   Net change in unrealized appreciation (depreciation) ...........      1,532       7,816
                                                                      --------    --------

      Net increase (decrease) in net assets from operations .......     15,105      15,992
                                                                      --------    --------

Distributions
   From net investment income .....................................     (6,007)     (4,311)
   From net realized gain .........................................     (3,568)     (5,336)
                                                                      --------    --------

      Net decrease in net assets from distributions ...............     (9,575)     (9,647)
                                                                      --------    --------

Share Transactions
   Net increase (decrease) in net assets from share transactions ..    (22,911)      1,943
                                                                      --------    --------

Total net increase (decrease) in net assets .......................    (17,381)      8,288

Net Assets
   Beginning of period ............................................     99,092      90,804
                                                                      --------    --------
   End of period (including undistributed net investment income
       of $1,248 and $1,531, respectively) ........................   $ 81,711    $ 99,092
                                                                      ========    ========

See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 21

SSgA Life Solutions
Balanced Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           Fiscal years Ended August 31,
                                                  --------------------------------------------
                                                    2000        1999        1998        1997*
                                                  --------    --------    --------    --------
Net Asset Value, Beginning of Period ..........   $  13.80    $  12.95    $  13.98    $  13.69
                                                  --------    --------    --------    --------
Income From Operations
   Net investment income (a) ..................        .42         .38         .50          --
   Net realized and unrealized gain (loss) ....       1.47        1.84        (.45)        .29
                                                  --------    --------    --------    --------

      Total income from operations ............       1.89        2.22         .05         .29
                                                  --------    --------    --------    --------

Distributions
   From net investment income .................       (.70)       (.61)       (.56)         --
   From net realized gain .....................       (.40)       (.76)       (.52)         --
                                                  --------    --------    --------    --------

      Total distributions .....................      (1.10)      (1.37)      (1.08)         --
                                                  --------    --------    --------    --------

Net Asset Value, End of Period ................   $  14.59    $  13.80    $  12.95    $  13.98
                                                  ========    ========    ========    ========

Total Return (%)(b) ...........................      14.59       17.89         .33        2.12

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) ...     81,711      99,092      90,804      47,003

   Ratios to average net assets (%)(c):
      Operating expenses, net .................        .24         .28         .36         .35
      Operating expenses, gross ...............        .24         .28         .36         .49
      Net investment income ...................       3.01        2.83        2.07         .07

   Portfolio turnover rate (%)(c) .............      42.47       51.09      101.40       51.61

*     For the period July 1, 1997 (commencement of operations) to August 31,
      1997.
(a) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1997 are annualized.


22 Annual Report

SSgA Life Solutions
Growth Fund

Statement of Net Assets                                          August 31, 2000

                                                           Number       Value
                                                             of         (000)
                                                           Shares         $
                                                         ----------   ----------
Investments
Domestic Equities - 58.7%
SSgA Aggressive Equity Fund .........................      132,382       2,644
SSgA Matrix Equity Fund .............................    1,001,785      17,040
SSgA S&P 500 Index Fund .............................      298,663       7,888
SSgA Small Cap Fund .................................      115,810       2,628
                                                                       -------
                                                                        30,200
                                                                       -------

International Equities - 17.6%
SSgA Active International Fund ......................      765,462       8,320
SSgA Emerging Markets Fund ..........................       65,897         749
                                                                       -------
                                                                         9,069
                                                                       -------

Bonds - 22.1%
SSgA Bond Market Fund ...............................    1,049,939      10,184
SSgA High Yield Bond Fund ...........................      115,167       1,168
                                                                       -------
                                                                        11,352
                                                                       -------

Short-Term Assets - 1.9%
SSgA Money Market Fund (a) ..........................      957,714         958
                                                                       -------

Total Investments - 100.3%
(identified cost $47,252) ........................................      51,579
                                                                       -------

Other Assets and Liabilities
Deferred organization expenses ...................................          16
Other assets .....................................................          33
Liabilities ......................................................        (217)
                                                                       -------
Total Other Assets and Liabilities,
Net - (0.3%) .....................................................        (168)
                                                                       -------

Net Assets - 100.0% ..............................................      51,411
                                                                       =======

24 Annual Report

SSgA Life Solutions
Growth Fund

Statement of Net Assets, continued                               August 31, 2000

                                                                         Value
                                                                         (000)
                                                                           $
                                                                       ---------
Net Assets Consist of:
Undistributed net investment income .................................      357
Accumulated net realized gain (loss) ................................    1,864
Unrealized appreciation (depreciation) on investments ...............    4,327
Shares of beneficial interest .......................................        3
Additional paid-in capital ..........................................   44,860
                                                                       -------

Net Assets ..........................................................   51,411
                                                                       =======

Net Asset Value, offering and redemption price per share:
   ($51,411,282 divided by 3,267,551 shares of $.001 par value
   shares of beneficial interest outstanding) .......................    15.73
                                                                       =======

(a)   At amortized cost, which approximates market.


See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 25

SSgA Life Solutions
Growth Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Income distributions from Underlying Funds ........................................                 $   1,307

Expenses
   Distribution fees .........................................................  $    16
   Transfer agent fees .......................................................       23
   Bookkeeping service fees ..................................................       15
   Professional fees .........................................................       10
   Registration fees .........................................................       30
   Shareholder servicing fees ................................................       83
   Amortization of deferred organization expenses ............................        5
   Miscellaneous .............................................................       34
                                                                                -------

      Total expenses .................................................................                       216
                                                                                                       ---------

Net investment income ................................................................                     1,091
                                                                                                       ---------
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments ...............................................................    2,872
   Capital gain distributions from Underlying Funds ..........................    4,212                    7,084
                                                                                -------

Net change in unrealized appreciation (depreciation) on investments ..................                     2,029
                                                                                                       ---------

Net realized and unrealized gain (loss) ..............................................                     9,113
                                                                                                       ---------

Net increase (decrease) in net assets from operations ................................                 $  10,204
                                                                                                       =========

See accompanying notes which are an integral part of the financial statements.


26 Annual Report

SSgA Life Solutions
Growth Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                        2000        1999
                                                                      --------    --------
Increase (Decrease) in Net Assets

Operations
   Net investment income ..........................................   $  1,091    $  1,215
   Net realized gain (loss) .......................................      7,084       4,065
   Net change in unrealized appreciation (depreciation) ...........      2,029       8,203
                                                                      --------    --------

      Net increase (decrease) in net assets from operations .......     10,204      13,483
                                                                      --------    --------

Distributions
   From net investment income .....................................     (3,157)     (2,340)
   From net realized gain .........................................     (2,360)     (3,927)
                                                                      --------    --------

      Net decrease in net assets from distributions ...............     (5,517)     (6,267)
                                                                      --------    --------

Share Transactions
   Net increase (decrease) in net assets from share transactions ..    (18,294)      4,370
                                                                      --------    --------

Total net increase (decrease) in net assets .......................    (13,607)     11,586

Net Assets
   Beginning of period ............................................     65,018      53,432
                                                                      --------    --------
   End of period (including undistributed net investment
      income of $357 and $513, respectively) ......................   $ 51,411    $ 65,018
                                                                      ========    ========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 27

SSgA Life Solutions
Growth Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                          Fiscal Years Ended August 31,
                                                  --------------------------------------------
                                                    2000        1999        1998        1997*
                                                  --------    --------    --------    --------
Net Asset Value, Beginning of Period ..........   $  14.62    $  13.02    $  14.79    $  14.44
                                                  --------    --------    --------    --------
Income From Operations
   Net investment income (a) ..................        .26         .26         .38          --
   Net realized and unrealized gain (loss) ....       2.13        2.81        (.75)        .35
                                                  --------    --------    --------    --------

      Total income from operations ............       2.39        3.07        (.37)        .35
                                                  --------    --------    --------    --------
Distributions
   From net investment income .................       (.72)       (.55)       (.71)         --
   From net realized gain .....................       (.56)       (.92)       (.69)         --
                                                  --------    --------    --------    --------

      Total distributions .....................      (1.28)      (1.47)      (1.40)         --
                                                  --------    --------    --------    --------

Net Asset Value, End of Period ................   $  15.73    $  14.62    $  13.02    $  14.79
                                                  ========    ========    ========    ========

Total Return (%)(b) ...........................      17.15       24.72       (2.68)       2.42

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) ...     51,411      65,018      53,432      43,603

   Ratios to average net assets (%)(c):
      Operating expenses, net .................        .35         .38         .41         .35
      Operating expenses, gross ...............        .35         .38         .41         .54
      Net investment income ...................       1.78        1.89        1.52         .09

   Portfolio turnover rate (%)(c) .............      33.00       43.15       67.66       39.49

*     For the period July 1, 1997 (commencement of operations) to August 31,
      1997.
(a) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1997 are annualized.


28 Annual Report

SSgA
Life Solutions Funds

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on three portfolios, the SSgA Life Solutions Income and Growth Fund, Balanced Fund and Growth Fund (the "Funds"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. The Funds are designed primarily for tax-advantaged retirement accounts and other long-term investment strategies. Each Fund allocates its assets by investing in shares of a combination of the Investment Company's portfolios (the "Underlying Funds"). The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Fund.

      Asset Class/Underlying Fund                                               Asset Allocation Ranges
                                                                 ------------------------------------------------
                                                                   Income and         Balanced          Growth
                                                                   Growth Fund          Fund             Fund
                                                                 --------------     -------------    ------------
      Equities
         US Equities                                                20 - 60%          40 - 80%         60 - 100%
            SSgA S&P 500 Index Fund
            SSgA Matrix Equity Fund
            SSgA Small Cap Fund
            SSgA Growth and Income Fund
            SSgA Special Equity Fund
            SSgA Tuckerman Active REIT Fund
            SSgA Aggressive Equity Fund
         International Equities*                                      15%               20%              25%
            SSgA Active International Fund
            SSgA Emerging Markets Fund
            SSgA International Growth Opportunities Fund
      Bonds                                                         40 - 80%          20 - 60%         0 - 40%
            SSgA Bond Market Fund
            SSgA Intermediate Fund
            SSgA High Yield Bond Fund
            SSgA Yield Plus Fund
      Short Term Assets                                              0 - 20%           0 - 20%         0 - 20%
            SSgA Money Market Fund
            SSgA US Government Money Market Fund

      * International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.


                                                                Annual Report 29

SSgA
Life Solutions Funds

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Objectives of the Underlying Funds:

      The Life Solutions Funds are comprised of various combinations of the Underlying Funds. Each of the Life Solutions Funds will invest in at least six of the Underlying Funds. The Board of Trustees has approved investment in all of the Underlying Funds presented above. The fundamental investment objectives of the Underlying Funds utilized by the Life Solutions Funds are listed below.

      SSgA S&P 500 Index Fund: To seek to replicate the total return of the S&P 500 Index.

      SSgA Matrix Equity Fund: To provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

      SSgA Small Cap Fund: To maximize total return through investment in equity securities; under normal market conditions, at least 65% of total assets will be invested in securities of smaller capitalized issuers.

      SSgA Growth and Income Fund: To achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

      SSgA Special Equity Fund: To maximize total return through investment in mid- and small capitalization US equity securities.

      SSgA Tuckerman Active REIT Fund: To provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

      SSgA Aggressive Equity Fund: To maximize total return through investing in US equity securities that are under-valued relative to their growth potential as measured by SSgA's proprietary models.

      SSgA Active International Fund: To provide long-term capital growth by investing primarily in securities of foreign issuers.

      SSgA Emerging Markets Fund: To provide maximum total return, primarily through capital appreciation, by investing in securities of foreign issuers.

      SSgA International Growth Opportunities Fund: To provide long-term capital growth by investing primarily in securities of foreign issuers.

      SSgA Bond Market Fund: To maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index (the "LBAB Index").

      SSgA Intermediate Fund: To seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

      SSgA High Yield Bond Fund: To maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond Index.


30 Annual Report

SSgA
Life Solutions Funds

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      SSgA Yield Plus Fund: To seek high current income and liquidity by investing in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

      SSgA Money Market Fund: To maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar dominated securities with remaining maturities of one year or less.

      SSgA US Government Money Market Fund: To maximize current income to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less.

2.    Significant Accounting Policies

      The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

      Security valuation: Investments in Underlying Funds are valued at the net asset value per share of each Underlying Fund as of the close of regular trading on the New York Stock Exchange.

      Securities transactions: Securities transactions of the Underlying Funds are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Distributions of income and capital gains are recorded from the Underlying Funds on the ex-dividend date.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is each Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Funds to distribute all of their taxable income. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required.


                                                                Annual Report 31

SSgA
Life Solutions Funds

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      The Funds' aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                                                                          Net
                                                                                                       Unrealized
                                       Federal Tax          Unrealized            Unrealized          Appreciation
                                          Cost             Appreciation          (Depreciation)      (Depreciation)
                                       -----------         ------------          --------------      --------------
      Income and Growth Fund           21,118,377               63,245              (22,568)               40,677
      Balanced Fund                    79,213,453            2,697,581              (73,901)            2,623,680
      Growth Fund                      48,432,773            3,219,891              (73,466)            3,146,425

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

      Expenses: The Funds will pay all of their expenses other than those expressly assumed by the Adviser and the Administrator. Certain expenses of the investment company not directly attributable to any one Fund but applicable to all Funds, such as Trustee fees, insurance, legal and other expenses will be allocated to each Fund based on each Fund's net assets. Expenses included in the accompanying statements of operations reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

      Deferred organization expenses: The Funds have incurred expenses in connection with their organization. These costs were deferred and are being amortized over 60 months on a straight-line basis.

3.    Securities Transactions

      Investment transactions: During the year ended August 31, 2000, purchases and sales of the Underlying Funds aggregated to the following:

                                          Purchases            Sales
                                        ------------      -------------
      Income and Growth Fund            $   7,263,296     $  15,302,389
      Balanced Fund                        44,928,938        86,060,032
      Growth Fund                          20,088,573        45,123,408


32 Annual Report

SSgA
Life Solutions Funds

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. The Funds will not be charged a fee by the Adviser. However, each Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds. Each Underlying Fund pays the Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to a certain percentage of each Underlying Fund's average daily net assets. For the year ended August 31, 2000, the Adviser voluntarily agreed to reimburse the Funds for all expenses (except 12b-1 distribution and shareholder servicing expenses) in excess of .30% of average daily net assets on an annual basis. The total amount of reimbursement for the Income and Growth Fund for the year ended August 31, 2000 was $22,478. As of August 31, 2000, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. For these services, the Underlying Funds pay the Administrator a combined fee that on an annual basis is equal to the percentages, stated below, of their average aggregate daily net assets. The Funds will not be charged a fee by the Administrator. Instead, the Administrator will assess administration fees on the Underlying Funds. For the period September 1, 1999 to April 30, 2000, each Underlying Fund will pay indirectly its proportionate share of the following: All Underlying Funds combined (except Active International, Emerging Markets and International Growth Opportunities) up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; and over $1 billion - .03%. Active International, Emerging Markets and International Growth Opportunities up to and including $500 million - .07%; over $500 million up to and including $1 billion - .06%; over $1 billion up to and including $1.5 billion - .04%; and over $1.5 billion - .03%. Effective May 1, 2000, each fund will pay indirectly its proportionate share of the following:

      Money Market Portfolios           $0 up to and including $15 billion                 .0315%
                                        over $15 billion                                   .0290%

      U.S. Equity Portfolios            $0 up to and including $2 billion                  .0315%
                                        over $2 billion                                    .0290%

      U.S. Fixed Income Portfolios      $0 up to and including $1 billion                  .0315%
                                        over $1 billion                                    .0290%

      International Portfolios          $0 up to and including $1 billion                  .0700%
                                        over $1 billion                                    .0500%

      Feeder Portfolios                 $0 up to and including $1 billion                  .0315%
                                        over $1 billion                                    .0100%


                                                                Annual Report 33

SSgA
Life Solutions Funds

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      The percentage of the fee paid by the each Underlying Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Underlying Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios, including the Funds.

      Distributor and Shareholder Servicing: Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly-owned subsidiary of the Administrator, serves as distributor for all Investment Company portfolio shares, including the Funds.

      The Funds and Underlying Funds have a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Funds and Underlying Funds' average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of the Funds and Underlying Fund shares including: (1) payments made to certain broker-dealers, investments advisors and other third party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

      Payments to Distributor, as well as payments to Service Organizations from a Fund, are not permitted by the Plan to exceed .25% of a Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Plan and all payments thereunder at anytime. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance. There were no expenses carried over as of August 31, 2000. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

      The Funds have entered into Shareholder Service Agreements with State Street Solutions ("Solutions"), State Street Brokerage Services, Inc. ("SSBSI"), the State Street Retirement Investment Services Division ("RIS"), (collectively the "Agents"), as well as other non-related third party service providers. For these services, the Fund pays .13% each, based upon the average daily net asset value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Funds were charged shareholder servicing expenses by Solutions, SSBSI and RIS as follows:

                                  Solutions           SSBSI              RIS
                                  ---------         ---------        ---------
      Income and Growth Fund       $ 23,380           $ 528           $ 4,032
      Balanced Fund                 107,679             558            34,799
      Growth Fund                    75,489             301             5,703


34 Annual Report

SSgA
Life Solutions Funds

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

                                    Income and
                                    Growth Fund    Balanced Fund    Growth Fund
                                    -----------    -------------    -----------
      Administration fees           $        78    $         100    $       145
      Bookkeeping service fees            4,035            7,672         14,491
      Distribution                        4,356           18,297         24,607
      Shareholder servicing fees          4,870            2,174         13,688
      Transfer agent fees                   403              780          2,135
                                    -----------    -------------    -----------
                                    $    13,742    $      29,023    $    55,066
                                    ===========    =============    ===========

      Beneficial Interest: In the Income and Growth Fund, as of August 31, 2000, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 70% and 12%, respectively, of the total outstanding shares of the Fund. In the Balanced Fund, as of August 31, 2000, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 85% and 11%, respectively, of the total outstanding shares of the Fund. In the Growth Fund, as of August 31, 2000, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 80% and 16% respectively, of the total outstanding shares of the Fund.

      Transactions with Affiliated Companies: An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Transactions during the year ended August 31, 2000 with Underlying Funds which are or were affiliates are as follows:

                                                                          Dividend and
                                                                          Distribution
                   Affiliate                Purchase Cost   Sales Cost       Income
      ----------------------------------    -------------   ----------    ------------
      Income and Growth Fund
            SSgA Aggressive Equity Fund      $   513,322    $   508,125   $  162,704
                                             -----------    -----------   ----------
                                             $   513,322    $   508,125   $  162,704
                                             ===========    ===========   ==========
      Balanced Fund
            SSgA Aggressive Equity Fund      $ 2,539,689    $ 3,022,698   $1,183,861
            SSgA Active International Fund     9,014,005      8,733,327      187,384
            SSgA Bond Market Fund             30,884,026     27,213,233    2,478,128
            SSgA High Yield Bond Fund          3,554,204      2,628,734      434,830
                                             -----------    -----------   ----------
                                             $45,991,924    $41,597,992   $4,284,203
                                             ===========    ===========   ==========
      Growth Fund
            SSgA Active International Fund     1,670,818      2,201,004      928,450
            SSgA Aggressive Equity Fund        7,577,736      6,574,401      131,663
                                             -----------    -----------   ----------
                                             $ 9,248,554    $ 8,775,405   $1,060,113
                                             ===========    ===========   ==========

      The values of the above Underlying Funds are shown in the accompanying Statements of Net Assets.


                                                                Annual Report 35

SSgA
Life Solutions Funds

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

5.    Fund Share Transactions (amounts in thousands)

                                                            Fiscal Years Ended August 31,
                                                 ---------------------------------------------------
                                                          2000                        1999
                                                 -----------------------     -----------------------
                                                   Shares       Dollars       Shares        Dollars
                                                 ---------    ----------     ---------    ----------
      Income and Growth Fund
      Proceeds from shares sold ..............         398    $    5,072           866    $   10,846
      Proceeds from reinvestment of
         distributions .......................         173         2,139           172         2,169
      Payments for shares redeemed ...........        (961)      (12,279)         (926)      (11,621)
                                                 ---------    ----------     ---------    ----------
      Total net increase (decrease) ..........        (390)   $   (5,068)          112    $    1,394
                                                 =========    ==========     =========    ==========

      Balanced Fund
      Proceeds from shares sold ..............       2,728    $   38,171           992    $   12,420
      Proceeds from reinvestment of
         distributions .......................         712         9,575           737         9,647
      Payments for shares redeemed ...........      (5,017)      (70,657)       (1,560)      (20,124)
                                                 ---------    ----------     ---------    ----------
      Total net increase (decrease) ..........      (1,577)   $  (22,911)          169    $    1,943
                                                 =========    ==========     =========    ==========

      Growth Fund
      Proceeds from shares sold ..............         714    $   10,726           776    $   10,200
      Proceeds from reinvestment of
         distributions .......................         385         5,517           465         6,267
      Payments for shares redeemed ...........      (2,277)      (34,537)         (898)      (12,097)
                                                 ---------    ----------     ---------    ----------
      Total net increase (decrease) ..........      (1,178)   $  (18,294)          343    $    4,370
                                                 =========    ==========     =========    ==========

6.    Interfund Lending Program

      The Funds and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Funds did not utilize the interfund lending program during this year.


36 Annual Report

SSgA
Life Solutions Funds

                                                                 Tax Information

                                                     August 31, 2000 (Unaudited)

The Fund paid distributions of $532,709, $3,398,035 and $2,221,590 for Income and Growth Fund, Balanced Fund and Growth Fund, respectively, from net long-term capital gains during its taxable year ended August 31, 2000.

Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 37

SSgA Life Solutions Funds
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


38 Annual Report

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                                Money Market Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                                Money Market Fund

                                  Annual Report
                                 August 31, 2000
                                Table of Contents

                                                                            Page

Chairman's Letter........................................................     4

Portfolio Management Discussion and Analysis.............................     6

Report of Independent Accountants........................................     8

Financial Statements.....................................................     9

Financial Highlights.....................................................    18

Notes to Financial Statements............................................    19

Fund Management and Service Providers....................................    23

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Money Market Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Money Market Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.


Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Money Market Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer


                                     [PHOTO]

                               Timothy B. Harbert
                     President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Lisa Hatfield, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Money Market Fund since January 1998. Ms. Hatfield is the Unit Head of the cash desk with responsibility for the SSgA money market funds, several short-term funds and enhanced cash portfolios. Prior to joining SSgA, she was a portfolio manager with State Street's Investment Research Department, where she managed the securities lending reinvestment funds since their inception in 1987, as well as other money market portfolios. She received a BS from Suffolk University. There are ten other portfolio managers working with Ms. Hatfield.


                                                                 Annual Report 5

SSgA Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize current income while preserving capital and liquidity.

Invests in: High quality money market instruments including certificates of deposit, time deposits, bankers acceptances, commercial paper, corporate medium-term notes, US Government Treasury and Agency notes, and repurchase agreements.

Strategy: Fund Managers base their decisions on the relative attractiveness of different money market investments, which vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Dates          Money Market         Salomon Smith Barney 3-Month T-Bill Index**
   *              $10,000                          $10,000
1990              $10,848                          $10,815
1991              $11,616                          $11,523
1992              $12,160                          $12,014
1993              $12,585                          $12,383
1994              $12,975                          $12,824
1995              $13,691                          $13,539
1996              $14,425                          $14,263
1997              $15,187                          $15,012
1998              $16,009                          $15,796
1999              $16,787                          $16,530
2000              $16,369                          $16,127

================================================================================

Performance Review

The Fund had a total return of 5.78% for the fiscal year ended August 31, 2000. This compared favorably to the Salomon Smith Barney 3-Month Treasury Bill Index return of 5.51% for the same period. The Fund's performance is net of operating expenses, while Index results do not include expenses of any kind. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well-known representation of money market rates.

The market environment for the last year began with the Federal Open Market Committee (FOMC) tightening monetary policy due to strong domestic growth and rejuvenated demand from abroad. The FOMC raised rates by 25 basis points in June, August and November 1999, bringing the Fed Funds target from 4.75% to 5.50%. The FOMC took no action at its December meeting, but followed a strategy of injecting the economy with massive amounts of cash to ease Y2K liquidity concerns. Fourth quarter GDP logged an impressive 8.3% due to Y2K inventory building

--------------------------------------------------------------------------------
SSgA Money Market Fund
--------------------------------------------------------------------------------
     Period Ended            Growth of         Total
       08/31/00               $10,000          Return
-------------------        ------------        -------
1 Year                       $ 10,578          5.78%
5 Years                      $ 12,970          5.34%+
10 Years                     $ 16,369          5.05%+

--------------------------------------------------------------------------------
Salomon Smith Barney 3-Month Treasury Bill Index
--------------------------------------------------------------------------------
     Period Ended            Growth of         Total
       08/31/00               $10,000          Return
-------------------        ------------        -------
1 Year                       $ 10,551          5.51%
5 Years                      $ 12,882          5.20%+
10 Years                     $ 16,127          4.89%+

See related Notes on following page.


6 Annual Report

SSgA Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

supported by the generous liquidity provisions from the Federal Reserve. This surfeit of liquidity, in effect, loosened monetary policy when in fact tight labor markets and excess demand called for tightening.

First quarter 2000 GDP followed with a 4.8% growth rate. The Federal Reserve Board needed to take back the excess liquidity and slow the economy. The FOMC did so by raising interest rates by 100 basis points in the first half of 2000. Although GDP advanced 5.4% throughout the second quarter of 2000, fears of inflation were tempered by the fact that productivity grew at 5% for the same period. The FOMC opted to leave rates unchanged at the June and August meetings while maintaining a cautious stance going forward. The Manager continues to be cautious about future FOMC policy considering the trend in rising oil prices as well as the upcoming presidential election.

Market and Portfolio Highlights

In the last fiscal year, the SSgA Money Market Fund was managed consistently with its objective of providing safety of principal and liquidity by investing in high quality investments and providing competitive returns. The Fund's net assets decreased in size by $1.5 billion or 14.9% over the past year to $8.6 billion at August 31, 2000.

During the fall tightening period the Fund was managed with liquidity as a primary concern, with maturing positions remaining in cash and very liquid short-term securities throughout the last calendar quarter of 1999. This large cash position served to hedge against Y2K liquidity concerns and helped with the substantial swings in assets related to calendar year-end 1999. The 100 basis points of tightening in the first half of 2000, combined with the market's concern of further tightening, resulted in a very steep yield curve, with the 6-month LIBOR at 7.10% and the 12-month LIBOR at 7.50%. The Fund took the opportunity to buy on market weakness and extended the Fund's average maturity. By the end of August, the yield curve had stabilized with the 3-month LIBOR at 6.67%, the 6-month LIBOR at 6.80% and the 12-month LIBOR at 6.92%. The Fund's average maturity ranged between 44 and 68 days, ending at 68 days at August 31, 2000, longer than its peer group average of 51 days as measured by iMoneyNet, Inc. (formerly IBC Financial Data).

The Fund increased exposure in fixed rate securities, from 76.5% at August 31, 1999, to 85% on August 31, 2000. Fixed rate securities were selected over floating rate securities, enabling the Fund to add yield in a rising rate environment. The Fund increased exposure in 1- to 3-month asset-backed commercial paper, which was priced 2 to 5 basis points cheaper than corresponding-maturity bank and finance commercial paper. With the yield curve's potential to steepen on negative inflation news, the Manager will look for those opportunities to extend duration and add yield.

   --------------------------------------------------------
   Top Five Holdings (by investment type,
   as a percent of Total Investments)       August 31, 2000
   --------------------------------------------------------

   Domestic Commercial Paper                     38.4%
   Yankee Certificates of Deposit                22.6
   Corporate Bonds and Notes                     18.7
   Eurodollar Certificates of Deposit            11.9
   Domestic Certificates of Deposit               3.3
   --------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

*     Assumes initial investment on September 1, 1990.

** Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

An investment in a money market fund is neither insured nor guaranteed by the US Government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Money Market Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000
                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Money Market Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                                           Principal
                                                                             Amount                   Date        Value
                                                                             (000)       Rate          of         (000)
                                                                               $           %         Maturity       $
                                                                           ---------     ----        --------    -------
Corporate Bonds and Notes - 15.7%
Bank of America N.A.                                                         100,000     6.600       11/09/00    100,000
Bank of America N.A.                                                          50,000     6.740       02/20/01     50,000
Bank of New York                                                              60,000     6.070       11/20/00     59,991
Bank One Corp. (a)                                                            50,000     6.870       10/06/00     49,998
BMW Corp. (a)                                                                 90,000     6.823       06/04/01     90,000
Chase Manhattan Corp. (a)                                                     10,000     6.740       02/26/01     10,006
Citigroup, Inc. (a)                                                           85,000     6.580       04/04/01     85,000
Comerica Bank (a)                                                             25,000     6.610       11/20/00     24,998
Commerzbank (a)                                                               25,000     6.530       01/25/01     24,995
Commerzbank (a)                                                               75,000     6.700       02/12/01     74,984
Commerzbank (a)                                                              125,000     6.530       02/16/01    124,972
DaimlerChrysler                                                               30,000     6.680       02/07/01     29,991
DaimlerChrysler (a)                                                           20,000     6.560       02/22/01     19,993
du Pont (E.I.) de Nemours & Co.                                               35,000     6.480       09/28/00     34,830
Ford Motor Credit Co.                                                         30,000     6.510       10/19/00     29,740
Ford Motor Credit Co.                                                         50,000     6.640       11/22/00     49,995
Ford Motor Credit Co. (a)                                                     27,000     7.089       03/05/01     27,037
Ford Motor Credit Co. (a)                                                     50,000     6.904       07/16/01     50,071
Key Bank N.A. (a)                                                             25,000     6.675       07/27/01     24,996
National City Bank                                                            40,000     6.808       09/18/00     40,002
National City Bank, Grand Cayman                                              50,060     6.625       09/01/00     50,060
PNC Bank, Pittsburgh (a)                                                      38,000     6.520       02/26/01     37,989
PNC Bank, Pittsburgh (a)                                                      60,000     6.540       03/23/01     59,984
PNC Bank, Pittsburgh                                                          30,000     6.578       05/25/01     29,998
Unilever Capital Corp. (a)                                                    53,000     6.649       09/07/01     53,000
US Bank, Minnesota                                                            40,000     6.580       11/20/00     39,995
US Bank, Minnesota                                                            40,000     6.880       04/04/01     39,993
US Bank, Minnesota (a)                                                        30,000     6.670       05/24/01     30,000
                                                                                                               ---------

Total Corporate Bonds and Notes (cost $1,342,618)                                                              1,342,618
                                                                                                               ---------


                                                                 Annual Report 9

SSgA
Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                           Principal
                                                                             Amount                   Date        Value
                                                                             (000)       Rate          of         (000)
                                                                               $           %         Maturity       $
                                                                           ---------     ----        --------    -------
Domestic Certificates of Deposit - 2.7%
First Tennessee Bank NA                                                       25,000     6.700       09/18/00     25,000
First Tennessee Bank NA                                                       75,000     6.560       11/27/00     74,988
Firstar Bank                                                                  50,000     6.710       09/29/00     50,000
Merrill Lynch & Co. Inc.                                                      50,000     6.520       10/24/00     49,520
US National Bank, Minneapolis                                                 35,000     6.780       12/26/00     35,000
                                                                                                               ---------

Total Domestic Certificates of Deposit (cost $234,508)                                                           234,508
                                                                                                               ---------

Eurodollar Certificates of Deposit - 10.0%
Abbey National Treasury Services PLC                                          45,000     6.600       11/21/00     45,000
Abbey National Treasury Services PLC                                          50,000     6.720       12/29/00     50,000
Abbey National Treasury Services PLC                                          50,000     7.260       05/09/01     50,000
Abbey National Treasury Services PLC                                          50,000     7.330       05/17/01     50,000
Bank of Scotland                                                              75,000     6.705       09/18/00     75,000
Bank of Scotland                                                              50,000     6.650       10/26/00     50,001
Barclays Bank                                                                 40,000     6.750       02/20/01     40,002
Barclays Bank                                                                 25,000     6.750       02/21/01     25,000
Halifax PLC                                                                   30,000     6.620       12/11/00     30,000
Halifax PLC                                                                  140,000     6.620       12/27/00    140,009
Halifax PLC                                                                   53,000     6.720       12/27/00     52,993
Halifax PLC                                                                   50,000     6.700       12/29/00     50,000
ING Bank                                                                      50,000     6.600       11/30/00     50,000
Rabobank London ECD                                                           75,000     6.580       09/29/00     75,000
Royal Bank of Scotland                                                        25,000     6.815       09/05/00     25,000
Royal Bank of Scotland                                                        50,000     6.590       09/28/00     50,000
                                                                                                               ---------

Total Eurodollar Certificates of Deposit (cost $858,005)                                                         858,005
                                                                                                               ---------

Eurodollar Time Deposits - 0.3%
Den Denske Bank                                                               25,000     6.600       12/27/00     25,000
                                                                                                               ---------

Total Eurodollar Time Deposits (cost $25,000)                                                                     25,000
                                                                                                               ---------

Domestic Commercial Paper - 32.3%
ABN Amro                                                                      75,000     6.607       09/29/00     74,615
ABN Amro                                                                     100,000     6.472       11/30/00     98,382
Alcatel                                                                       50,000     6.520       10/24/00     49,520


10 Annual Report

SSgA
Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                           Principal
                                                                             Amount                   Date        Value
                                                                             (000)       Rate          of         (000)
                                                                               $           %         Maturity       $
                                                                           ---------     ----        --------    -------
Amsterdam FDG Corp.                                                           40,000     6.510       09/14/00     39,906
Amsterdam FDG Corp.                                                           35,000     6.520       09/15/00     34,911
Banco Bilbao Vizacaya (NY) BRH                                               100,000     6.690       09/21/00     99,999
Ciesco LP                                                                     25,000     6.510       09/13/00     24,946
Ciesco LP                                                                     50,000     6.520       10/19/00     49,565
Coca Cola Co.                                                                 25,000     6.460       09/14/00     24,942
Corporate Asset Funding Co. Inc.                                              37,000     6.590       09/20/00     36,871
Corporate Asset Funding Co. Inc.                                              40,000     6.530       09/21/00     39,855
Corporate Asset Funding Co. Inc.                                              40,000     6.520       09/26/00     39,819
Corporate Asset Funding Co. Inc.                                              40,000     6.580       10/10/00     39,715
Corporate Asset Funding Co. Inc.                                              15,000     6.510       10/27/00     14,848
Corporate Asset Funding Co. Inc.                                              75,000     6.500       11/07/00     74,093
Credit Suisse                                                                 50,000     6.590       09/07/00     49,945
Credit Suisse                                                                 60,000     6.600       09/22/00     59,769
CREGEM Inc.                                                                   40,000     6.500       02/15/01     38,794
CREGEM Inc.                                                                   50,000     6.490       02/27/01     48,387
CREGEM Inc.                                                                   32,000     6.500       02/27/01     30,966
Delaware Funding Corp.                                                        51,745     6.500       10/13/00     51,353
Delaware Funding Corp.                                                        75,000     6.510       01/31/01     72,939
Den Denske Corp.                                                              50,000     6.585       09/25/00     49,781
Den Denske Corp.                                                              25,000     6.666       12/12/00     24,528
Dexia Co.                                                                     25,000     6.590       09/20/00     24,913
Dexia Co.                                                                     35,000     6.530       10/17/00     34,708
Dexia Co.                                                                     25,000     6.520       10/25/00     24,756
Falcon Asset Securitization                                                   70,000     6.540       09/08/00     69,911
Falcon Asset Securitization                                                   65,000     6.510       10/06/00     64,589
Federal Home Loan Bank                                                        50,000     6.460       08/17/01     49,967
Fortis Funding                                                                25,000     6.530       10/12/00     24,814
General Electric Capital Corp.                                                50,000     6.580       09/07/00     49,945
General Electric Capital Corp.                                                50,000     6.580       09/11/00     49,909
General Electric Capital Corp.                                                50,000     6.570       09/14/00     49,881
General Electric Capital Corp.                                                75,000     6.530       10/11/00     74,456
General Electric Capital Corp.                                                50,000     6.520       10/24/00     49,520
General Electric Capital Corp.                                                30,000     6.520       02/16/01     29,087
General Electric Capital Corp.                                                50,000     6.500       02/27/01     48,384
General Electric Capital Corp.                                                25,000     7.380       05/23/01     25,000
Glaxo PLC                                                                     38,700     6.580       09/20/00     38,566
Goldman Sachs Group LP                                                        75,000     6.610       09/11/00     74,862
J.P. Morgan Co. Inc.                                                          50,000     6.580       09/08/00     49,936


                                                                Annual Report 11

SSgA
Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                           Principal
                                                                             Amount                   Date        Value
                                                                             (000)       Rate          of         (000)
                                                                               $           %         Maturity       $
                                                                           ---------     ----        --------    -------
Morgan Stanley Dean Witter                                                    50,000     6.600       09/22/00     49,808
Morgan Stanley Dean Witter                                                    25,000     6.540       10/24/00     24,759
National Australia FDG Inc.                                                   50,000     6.580       09/22/00     49,808
Old Line Funding Corp.                                                        66,284     6.510       10/13/00     65,781
Pfizer Inc.                                                                  103,300     6.470       10/02/00    102,724
Preferred Receivables Funding Corp.                                           55,370     6.520       09/20/00     55,179
Preferred Receivables Funding Corp.                                           25,000     6.520       09/22/00     24,905
Preferred Receivables Funding Corp.                                           32,000     6.520       09/25/00     31,861
Preferred Receivables Funding Corp.                                           52,336     6.490       11/29/00     51,496
Wal Mart Stores Inc.                                                          35,000     6.480       11/28/00     34,446
Wells Fargo & Company (a)                                                    125,000     6.761       07/24/01    124,958
Windmill Funding Corp.                                                        40,000     6.510       09/22/00     39,848
Windmill Funding Corp.                                                        50,000     6.510       10/05/00     49,692
Woolwich PLC                                                                  20,000     6.680       12/11/00     19,624
Woolwich PLC                                                                  40,000     6.760       12/22/00     39,999
                                                                                                               ---------

Total Domestic Commercial Paper (cost $2,766,541)                                                              2,766,541
                                                                                                               ---------

Time Deposits - 1.8%
Chase Bank                                                                   150,000     6.688       09/01/00    150,000
                                                                                                               ---------

Total Time Deposits (cost $150,000)                                                                              150,000
                                                                                                               ---------

United States Government Agencies - 2.3%
Federal Farm Credit Bank                                                      25,000     6.350       02/02/01     24,988
Federal National Mortgage Association                                         25,000     6.425       10/26/00     24,755
Federal National Mortgage Association                                        150,000     6.390       12/20/00    147,071
                                                                                                               ---------

Total United States Government Agencies (cost $196,814)                                                          196,814
                                                                                                               ---------

Yankee Certificates of Deposit - 19.0%
ABN AMRO                                                                      25,000     7.178       05/08/01     24,996
ANZ Bank (a)                                                                  40,000     6.776       06/01/01     39,997
Bank of Nova Scotia (a)                                                       75,000     6.740       09/29/00     75,001
Bank of Nova Scotia (a)                                                       30,000     6.550       01/16/01     29,995
Bank of Nova Scotia (a)                                                       24,000     6.550       01/24/01     23,995
Bank of Nova Scotia (a)                                                       50,000     6.530       03/01/01     49,988
Bank of Scotland (a)                                                          25,000     6.540       03/23/01     24,993


12 Annual Report

SSgA
Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                           Principal
                                                                             Amount                   Date        Value
                                                                             (000)       Rate          of         (000)
                                                                               $           %         Maturity       $
                                                                           ---------     ----        --------    -------
Bank of Scotland (a)                                                          50,000     6.560       04/25/01     49,990
Bank of Scotland (a)                                                          30,000     6.980       07/16/01     29,994
Canadian Imperial Bank                                                        50,000     6.720       12/27/00     50,000
Canadian Imperial Bank                                                        70,000     6.870       04/25/01     69,983
Canadian Imperial Bank                                                        75,000     7.070       05/03/01     74,986
Deutsche Bank AG                                                              75,000     6.700       09/22/00     75,000
Deutsche Bank AG                                                              50,000     6.215       12/01/00     49,991
Deutsche Bank AG                                                              20,000     6.500       01/08/01     19,997
Deutsche Bank AG                                                              68,000     6.550       01/16/01     67,988
Deutsche Bank AG                                                              50,000     6.550       01/24/01     49,991
Deutsche Bank AG                                                              43,000     6.750       02/22/01     42,990
Deutsche Bank AG                                                              70,000     6.890       08/20/01     69,981
National City Bank                                                            36,000     6.550       01/22/01     35,993
National Westminster Bank PLC                                                 50,000     6.080       11/24/00     49,992
National Westminster Bank PLC                                                 40,000     6.100       11/24/00     39,994
National Westminster Bank PLC                                                 50,000     6.855       08/31/01     49,986
Royal Bank of Canada                                                          25,000     6.550       01/16/01     24,996
Royal Bank of Canada                                                          21,000     6.550       01/22/01     20,996
Royal Bank of Canada (a)                                                      50,000     6.615       07/06/01     49,977
Royal Bank of Scotland                                                        37,000     7.230       05/15/01     36,998
Svenska Handelsbanken                                                         50,000     6.710       03/15/01     49,990
Svenska Handelsbanken                                                         25,000     6.930       05/02/01     24,997
Svenska Handelsbanken                                                         25,000     7.000       05/02/01     24,997
Svenska Handelsbanken                                                         40,000     7.075       07/23/01     39,992
UBSAG Stamford Branche                                                        35,000     6.080       11/20/00     34,995
UBSAG Stamford Branche                                                        50,000     6.085       11/27/00     49,993
UBSAG Stamford Branche                                                        50,000     6.240       12/06/00     49,990
UBSAG Stamford Branche                                                        50,000     6.500       01/08/01     49,991
UBSAG Stamford Branche                                                        20,000     6.710       02/09/01     19,995
Unibank                                                                       50,000     6.690       09/21/00     49,999
                                                                                                               ---------

Total Yankee Certificates of Deposit (cost $1,623,727)                                                         1,623,727
                                                                                                               ---------

Total Investments - 84.1% (amortized cost $7,197,213)                                                          7,197,213
                                                                                                               ---------


                                                                Annual Report 13

SSgA
Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000


                                                                                                                  Value
                                                                                                                  (000)
                                                                                                                    $
                                                                                                                 -------
Repurchase Agreements - 15.7%
Agreement with ABN Amro Securities (USA) Inc. and Bank of New York (Tri-Party)
      of $989,944 acquired August 31, 2000 at 6.660% to be repurchased at
      $990,124 on September 1, 2000, collateralized by:
         $1,001,672 United States Treasury Note, valued at $1,009,764                                            989,944
Agreement with Swiss Bank Corp. and Chase Bank (Tri-Party) of $350,000 acquired August 31, 2000 at 6.630% to be repurchased at $350,063 on
      September 1, 2000, collateralized by:
         $354,139 United States Treasury Note, valued at $357,004                                                350,000
                                                                                                               ---------

Total Repurchase Agreements (identified cost $1,339,944)                                                       1,339,944
                                                                                                               ---------

Total Investments and Repurchase Agreements - 99.8% (cost $8,537,157)(b)                                       8,537,157

Other Assets and Liabilities, Net - 0.2%                                                                          19,087
                                                                                                               ---------

Net Assets - 100.0%                                                                                            8,556,244
                                                                                                               =========

(a)  Adjustable or floating rate security.
(b) The identified cost for federal income tax purposes is the same as shown above.


14 Annual Report

SSgA
Money Market Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at amortized cost which approximates market ...................................          $7,197,213
Repurchase agreements (identified cost $1,339,944) ........................................           1,339,944
Interest receivable .......................................................................              69,381
                                                                                                     ----------

      Total assets ........................................................................           8,606,538

Liabilities
Payables:
   Dividends ...................................................................    $47,165
   Other accrued expenses ......................................................      3,129
                                                                                    -------

      Total liabilities ...................................................................              50,294
                                                                                                     ----------

Net Assets ................................................................................          $8,556,244
                                                                                                     ==========

Net Assets Consist of:
Accumulated net realized gain (loss) ......................................................          $        7
Shares of beneficial interest .............................................................               8,556
Additional paid-in capital ................................................................           8,547,681
                                                                                                     ----------

Net Assets ................................................................................          $8,556,244
                                                                                                     ==========

Net Asset Value, offering and redemption price per share:
   ($8,556,244,488 divided by 8,556,236,917 shares of $.001 par value
      shares of beneficial interest outstanding) ..........................................          $     1.00
                                                                                                     ==========

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA
Money Market Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Interest ...............................................................................            $531,199

Expenses
   Advisory fees ...............................................................    $22,080
   Administrative fees .........................................................      2,774
   Custodian fees ..............................................................      1,776
   Distribution fees ...........................................................      2,981
   Transfer agent fees .........................................................        889
   Professional fees ...........................................................        166
   Registration fees ...........................................................        127
   Shareholders servicing fees .................................................      3,542
   Trustees' fees ..............................................................        141
   Miscellaneous expenses ......................................................        185
                                                                                    -------

   Expenses before reductions ..................................................     34,661
   Expense reductions ..........................................................        (62)
                                                                                    -------

      Expenses, net .......................................................................              34,599
                                                                                                       --------

Net investment income .....................................................................             496,600
                                                                                                       --------

Net Realized Gain (Loss)
Net realized gain (loss) on investments ...................................................                 259
                                                                                                       --------

Net increase in net assets from operations ................................................            $496,859
                                                                                                       ========

See the accompanying notes which are an integral part of the financial statements.


16 Annual Report

SSgA
Money Market Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                          2000            1999
                                                                      ------------    ------------
Increase (Decrease) in Net Assets

Operations
   Net investment income ..........................................   $    496,600    $    358,632
   Net realized gain (loss) .......................................            259           1,666
                                                                      ------------    ------------

      Net increase in net assets from operations ..................        496,859         360,298
                                                                      ------------    ------------

Distributions
   From net investment income .....................................       (496,600)       (358,632)
                                                                      ------------    ------------

Share Transactions
   Net increase (decrease) in net assets from share transactions ..     (1,528,298)      4,605,291
                                                                      ------------    ------------

Total net increase (decrease) in net assets .......................     (1,528,039)      4,606,957

Net Assets
   Beginning of period ............................................     10,084,283       5,477,326
                                                                      ------------    ------------

   End of period ..................................................   $  8,556,244    $ 10,084,283
                                                                      ============    ============

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 17

SSgA
Money Market Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                    Fiscal Years Ended August 31,
                                                 ------------------------------------------------------------------
                                                    2000          1999          1998          1997          1996
                                                 ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period .........   $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                 ----------    ----------    ----------    ----------    ----------

Income From Operations
   Net investment income .....................        .0562         .0476         .0528         .0516         .0524
                                                 ----------    ----------    ----------    ----------    ----------

Distributions
   From net investment income ................       (.0562)       (.0476)       (.0528)       (.0516)       (.0524)
                                                 ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Period ...............   $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                 ==========    ==========    ==========    ==========    ==========

Total Return (%) .............................         5.78          4.86          5.41          5.28          5.36

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) ..    8,556,244    10,084,283     5,477,326     4,278,165     3,475,409

   Ratios to average net assets (%):
      Operating expenses .....................          .39           .40           .41           .39           .39
      Net investment income ..................         5.62          4.74          5.28          5.17          5.20


18 Annual Report

SSgA
Money Market Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

      Securities transactions: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

      Investment income: Interest income is recorded daily on the accrual basis.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      Dividends and distributions to shareholders: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.


                                                                Annual Report 19

SSgA
Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Repurchase agreements: The Fund may engage in repurchase and tri-party repurchase agreements with certain qualified financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. State Street Bank and Trust Company (the "Adviser") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases, sales, and maturities of investment securities, excluding US Government and Agency obligations and repurchase agreements, for the Fund aggregated to $379,722,879,767, $723,706,763, and $380,100,456,257, respectively.

      For the year ended August 31, 2000, purchases and maturities of US Government and Agency obligations, excluding repurchase agreements, aggregated to $2,236,431,258 and $2,348,973,000, respectively.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $62,143 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of


20 Annual Report

SSgA
Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175% to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $2,207,039, $578,337, $70,528, $406,003, and $76,002, by the Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.


                                                                Annual Report 21

SSgA
Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

        Advisory fees                              $1,871,910
        Administration fees                           222,787
        Custodian fees                                172,039
        Distribution fees                             170,380
        Shareholder servicing fees                    387,105
        Transfer agent fees                           300,863
        Trustees' fees                                  3,581
                                                   ----------
                                                   $3,128,665
                                                   ==========

5. Fund Share Transactions (On a Constant Dollar Basis):

                                                           (amounts in thousands)
                                                        Fiscal Years Ended August 31,
                                                        ----------------------------
                                                            2000             1999
                                                        ------------    ------------
      Proceeds from shares sold .....................    142,514,809     105,783,537
      Proceeds from reinvestment of distributions ...        436,772         298,285
      Payments for shares redeemed ..................   (144,479,879)   (101,476,531)
                                                        ------------    ------------

      Total net increase (decrease) .................     (1,528,298)      4,605,291
                                                        ============    ============

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Interest Income on the Statement of Operations includes $48,358 received under the interfund lending program for the year ended August 31, 2000.


22 Annual Report

SSgA Money Market Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


                                                                Annual Report 23

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                               Matrix Equity Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                               Matrix Equity Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page

Chairman's Letter.........................................................     4

Portfolio Management Discussion and Analysis..............................     6

Report of Independent Accountants.........................................     8

Financial Statements......................................................     9

Financial Highlights......................................................    15

Notes to Financial Statements.............................................    16

Tax Information...........................................................    21

Fund Management and Service Providers.....................................    22

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Matrix Equity Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Matrix Equity Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Matrix Equity Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer


                                     [PHOTO]

                               Timothy B. Harbert
                     President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Theodore Gekas, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Matrix Equity Fund since April 1999. Prior to joining SSgA, at Citibank Mr. Gekas developed asset allocation and forecasting models for the global equity and fixed income markets. With the IBM Retirement Fund, he applied quantitative strategies to manage US and EAFE equity-indexed and alpha-tilted funds. He holds a BS in engineering from the University of Wisconsin, and an MBA in Finance from New York University and Melbourne University (Australia). There are seven other managers working with Mr. Gekas.


                                                                 Annual Report 5

SSgA Matrix Equity Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Provide total returns that exceed the S&P 500(R) Index over the long term.

Invests in: Large capitalization US equity securities.

Strategy: The Fund management team uses a systematic approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This disciplined investment approach rests on a modeling process that evaluates vast amounts of financial and market data and corporate earnings forecasts. The result is an investment process that provides strong long-term total returns through strong bottom-up stock selection within a risk-controlled framework.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates          Matrix Equity Fund          S&P 500(R) Index**
Inception*            $10,000                    $10,000
  1992                 $9,780                    $10,093
  1993                $12,152                    $11,628
  1994                $12,687                    $12,264
  1995                $15,074                    $14,895
  1996                $17,285                    $17,685
  1997                $24,675                    $24,874
  1998                $25,192                    $26,887
  1999                $33,463                    $37,597
  2000                $38,211                    $43,734

================================================================================

Performance Review

For the fiscal year ended August 31, 2000, the SSgA Matrix Equity Fund had a total return of 14.19%, as compared to the S&P 500(R) Index results of 16.33%. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. These expenses account for 90% of the difference in performance.

Market and Portfolio Highlights

For the twelve months ended August 31, 2000, the US equity market, as measured by the S&P 500(R) Index, made steady gains. The Index reached record highs in March. However, valuations finally reached unsustainable levels and after attaining such record highs, the market reacted with a correction in April. After the correction, valuations trended higher through the fiscal year-end. The correction was attributable, in part, to the Federal Reserve's previous short-term interest rate hikes which were intended to slow the

--------------------------------------------------------------------------------
SSgA Matrix Equity Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                $     11,419        14.19%
5 Years               $     25,350        20.45%+
Inception             $     38,211        17.48%+

--------------------------------------------------------------------------------
Standard & Poor's(R)
  500 Composite Stock Price Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                $     11,633        16.33%
5 Years               $     29,362        24.04%+
Inception             $     43,734        19.37%+

See related Notes on following page.


6 Annual Report

SSgA Matrix Equity Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

economy and dampen inflation expectations. However, as fears of future aggressive rate increases subsided, the market was able to post additional gains late in the fiscal year.

To meet the Fund's strategic objective, the investment process combines proven stock selection capability with a refined, proprietary portfolio construction methodology. The Manager seeks to control and diversify the active exposures in the Fund relative to the S&P 500(R) Index by controlling sector and industry weights, stock-specific weights, market capitalization, beta, and yield of the portfolio. Specifically, capitalization is controlled by a method that approximates a weighted median capitalization constraint. Additionally, individual security-specific weights are controlled relative to the benchmark weight.

Within the Technology sector, the Manager favored those companies with the ability to support their capital structures, and with favorable valuations relative to their industry peers such as Altera, Applied Materials, and Apple. The Manager under-weighted Texas Instruments and Nortel Networks, which hurt performance. The Fund reflected strong stock selection in Manufacturing, Medical Services, and Financials Services, which included positions in Northrup Grumman, United Healthcare, and Lehman Brothers. Poor stock selection in Technology software companies, such as positions in Oracle and Computer Associates, hurt Fund performance.

Due to the risk-controlled nature of the investment process, the Fund maintains portfolio characteristics which are consistent with the S&P 500(R) Index. As of August 31, 2000, the Fund was overweight in Technology, with a 37.6% allocation versus the benchmark exposure of 35.4%, and was underweight Consumer Staples, with a fiscal year-end weight of 5.4% as compared to 7.9% for the Index.

As of August 31, 2000, the SSgA Matrix Equity Fund held 109 stocks with an average weighted market capitalization of $151.5 billion. As the Fund's objective is achieved through stock selections with a disciplined investment approach, the portfolio will be fully invested at all times.

-------------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)           August 31, 2000
-------------------------------------------------------------

Intel Corp.                                         4.2%
General Electric Co.                                4.1
Cisco Systems, Inc.                                 3.8
Microsoft Corp.                                     2.8
Sun Microsystems, Inc.                              2.5
Exxon Mobil Corp.                                   2.5
Citigroup, Inc.                                     2.2
Merck & Co., Inc.                                   2.1
International Business Machines Corp.               2.0
Oracle Systems Corp.                                1.9

-------------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on May 4, 1992. Index comparison began May 1, 1992.

** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard and Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Matrix Equity Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Matrix Equity Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                    Market
                                        Number      Value
                                          of        (000)
                                        Shares        $
                                       --------     ------
Common Stocks - 97.9%
Basic Industries - 1.6%
Eastman Chemical Co.                     58,200      2,510
FMC Corp. (a)                            61,600      4,177
                                                   -------
                                                     6,687
                                                   -------

Capital Goods - 6.4%
Dover Corp.                              89,200      4,360
General Electric Co.                    292,600     17,172
Novellus Systems, Inc. (a)               72,000      4,428
Tyco International, Ltd.                 12,800        730
                                                   -------
                                                    26,690
                                                   -------

Consumer Basics - 14.8%
Abbott Laboratories                      28,600      1,251
Amgen, Inc. (a)                          60,300      4,575
Biomet, Inc.                            100,000      3,381
Bristol-Myers Squibb Co.                 67,600      3,583
Coca-Cola Co. (The)                      36,500      1,921
Genzyme Corp. (a)                        28,400      2,130
Johnson & Johnson                        86,400      7,943
Kroger Co. (a)                           69,600      1,579
Merck & Co., Inc.                       127,800      8,930
Oxford Health Plans, Inc. (a)           109,700      3,346
PacifiCare Health Systems, Inc. (a)      37,900      2,042
Pepsi Bottling Group, Inc. (The)         73,800      2,343
PepsiCo, Inc.                            22,900        976
Pfizer, Inc.                            161,875      7,001
Philip Morris Cos., Inc.                132,600      3,928
United Health Corp (a)                   30,700      2,901
Wellpoint Health Networks, Inc. (a)      49,600      4,281
                                                   -------
                                                    62,111
                                                   -------

Consumer Durables - 1.3%
Best Buy Co. (a)                         33,900      2,093
Ford Motor Co. (a)                      140,550      3,400
                                                   -------
                                                     5,493
                                                   -------

Consumer Non-Durables - 4.1%
Anheuser-Busch Cos., Inc.                21,600      1,702
Coors (Adolph) Co. Class B                9,700        578
Home Depot, Inc. (The)                   37,500      1,802
Sears Roebuck & Co.                      75,800      2,364
Tiffany & Co.                           112,900      4,699
Wal-Mart Stores, Inc.                   120,800      5,730
Zale Corp. (a)                           11,600        428
                                                   -------
                                                    17,303
                                                   -------

Consumer Services - 0.5%
Disney (Walt) Co.                        15,800        615
Mandalay Resort Group (a)                50,300      1,399
                                                   -------
                                                     2,014
                                                   -------

Energy - 6.3%
Ashland, Inc.                            30,700      1,082
Chevron Corp.                            18,900      1,597
Exxon Mobil Corp.                       126,758     10,347
Kerr-McGee Corp.                         37,900      2,395
Occidental Petroleum Corp.               99,600      2,154
Phillips Petroleum Co.                   27,800      1,720
Tosco Corp.                              64,500      1,967
Ultramar Diamond Shamrock Corp.          38,800        909
USX-Marathon Group                       60,700      1,665
Valero Energy Corp.                      75,600      2,277
                                                   -------
                                                    26,113
                                                   -------

Finance - 14.4%
American International Group, Inc.       48,825      4,352
AXA Financial, Inc.                      73,800      3,819
Bear Stearns Companies Inc. (The)        29,000      1,945
Citigroup, Inc.                         158,067      9,227
Comerica, Inc.                           40,500      2,281
FleetBoston Financial Corp.              67,200      2,869
Golden West Financial Corp.              29,000      1,381
Greenpoint Financial Corp.               39,700      1,037
John Hancock Financial Services,
   Inc. (a)                              94,700      2,391


                                                                 Annual Report 9

SSgA
Matrix Equity Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                    Market
                                        Number      Value
                                          of        (000)
                                        Shares        $
                                       --------     ------
KeyCorp                                  69,600      1,405
Lehman Brothers Holdings, Inc.           24,500      3,553
Loews Corp.                              51,500      4,168
Merrill Lynch & Co., Inc.                26,900      3,901
Morgan Stanley Dean Witter & Co.         29,900      3,216
PMI Group, Inc. (The)                    50,100      3,106
Radian Group, Inc.                       64,300      3,995
Robert Half International, Inc. (a)     121,200      3,856
Torchmark Corp.                             400         11
UnionBanCal Corp.                        37,500        931
Washington Mutual, Inc.                  78,800      2,759
                                                   -------
                                                    60,203
                                                   -------

General Business - 5.1%
Automatic Data Processing, Inc.          89,900      5,360
First Data Corp.                         58,400      2,785
New York Times Co. Class A              100,200      3,927
SBC Communications, Inc.                154,918      6,468
Time Warner, Inc.                        20,500      1,753
Viacom, Inc. Class B (a)                 14,900      1,003
                                                   -------
                                                    21,296
                                                   -------

Shelter - 0.4%
USG Corp.                                55,800      1,796
                                                   -------

Technology - 36.4%
America Online, Inc. (a)                 89,900      5,270
Analog Devices, Inc. (a)                 22,700      2,281
Apple Computer, Inc. (a)                 45,400      2,767
Applied Materials, Inc. (a)              25,000      2,158
BroadVision, Inc. (a)                    61,500      2,118
Cisco Systems, Inc. (a)                 235,100     16,148
Dell Computer Corp. (a)                 132,600      5,785
EMC Corp. (a)                            78,600      7,703
Hewlett-Packard Co.                      40,000      4,830
Intel Corp.                             237,400     17,775
International Business Machines
   Corp.                                 62,300      8,224
Intersil Holding Corp. New (a)           43,500      2,338
JDS Uniphase Corp. (a)                   31,200      3,884
Lucent Technologies, Inc.                57,200      2,392
Micron Technology, Inc. (a)              39,100      3,196
Microsoft Corp. (a)                     166,300     11,610
Nortel Networks Corp.                    92,500      7,545
Oracle Systems Corp. (a)                 89,400      8,124
Qwest Communications
   International, Inc. (a)               69,600      3,593
RadioShack, Corp.                        83,300      4,915
Sun Microsystems, Inc. (a)               81,600     10,358
Sybase, Inc. (a)                        117,400      3,214
Symantec Corp. (a)                       83,400      4,076
Texas Instruments, Inc.                  51,900      3,474
Verizon Communications                   60,400      2,635
Vishay Intertechnology, Inc. (a)         53,800      2,169
Xilinx, Inc. (a)                          8,800        782
Yahoo!, Inc. (a)                         24,300      2,952
                                                   -------
                                                   152,316
                                                   -------

Transportation - 1.0%
Boeing Co. (The)                         79,800      4,279
                                                   -------

Utilities - 5.6%
AT&T Corp.                               53,400      1,682
BellSouth Corp.                         108,100      4,033
Corning, Inc.                             9,300      3,050
Entergy Corp.                            72,000      2,192
PG&E Corp.                               89,300      2,584
PPL Corp.                                72,600      2,432
Public Service Enterprise Group,
   Inc.                                  71,800      2,603
Sprint Corp. (PCS Group) (a)             40,800      2,048
WorldCom, Inc. (a)                       74,550      2,721
                                                   -------
                                                    23,345
                                                   -------

Total Common Stocks
(cost $378,877)                                    409,646
                                                   -------


10 Annual Report

SSgA
Matrix Equity Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                        Principal         Market
                                          Amount          Value
                                          (000)           (000)
                                            $               $
                                        ---------        -------
Short-Term Investments - 2.5%
AIM Short-Term Investment Prime
   Portfolio Class A (b)                  4,026            4,026
Federated Investors Prime Cash
   Obligations Fund (b)                   5,853            5,853
United States Treasury Bills (b)(c)(d)
   5.65% due 09/14/00                       250              250
   5.77% due 09/14/00                       400              400
                                                         -------

Total Short-Term Investments
(cost $10,529)                                            10,529
                                                         -------

Total Investments - 100.4%
(identified cost $389,406)                               420,175

Other Assets and Liabilities,
Net - (0.4%)                                              (1,624)
                                                         -------

Net Assets - 100.0%                                      418,551
                                                         =======

(a)   Nonincome-producing security.
(b)   At amortized cost, which approximates market.
(c)   Rate noted is yield-to-maturity from date of acquisition.
(d) Held as collateral in connection with futures contracts purchased by the Fund.

                                                        Unrealized
                                           Number      Appreciation
                                             of       (Depreciation)
Futures Contracts                        Contracts        (000)
                                         ---------    --------------
S&P 500 Index
   expiration date 09/00                     24          $   140
                                                         -------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased                                   $   140
                                                         -------

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
Matrix Equity Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at market (identified cost $389,406) ...........................................   $420,175
Receivables:
   Dividends ...............................................................................        476
   Investments sold ........................................................................      2,942
   Fund shares sold ........................................................................          4
   Daily variation margin on futures contracts .............................................        127
Prepaid expenses ...........................................................................         21
Short-term investments held as collateral for securities loaned, at market .................      6,540
                                                                                               --------

      Total assets .........................................................................    430,285

Liabilities
Payables:
   Investments purchased ........................................................   $  4,735
   Fund shares redeemed .........................................................        131
   Accrued fees to affiliates ...................................................        328
Payable upon return of securities loaned, at market .............................      6,540
                                                                                    --------

      Total liabilities ....................................................................     11,734
                                                                                               --------

Net Assets .................................................................................   $418,551
                                                                                               ========

Net Assets Consist of:
Undistributed net investment income ........................................................   $    161
Accumulated net realized gain (loss) .......................................................     96,208
Unrealized appreciation (depreciation) on:
   Investments .............................................................................     30,769
   Futures contracts .......................................................................        140
Shares of beneficial interest ..............................................................         25
Additional paid-in capital .................................................................    291,248
                                                                                               --------

Net Assets .................................................................................   $418,551
                                                                                               ========

Net Asset Value, offering and redemption price per share:
   ($418,551,084 divided by 24,612,416 shares of $.001 par value
      shares of beneficial interest outstanding) ...........................................   $  17.01
                                                                                               ========

See accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Matrix Equity Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Dividends ..............................................................  $  6,063
   Interest ...............................................................        39
                                                                             --------

      Total investment income .............................................     6,102

Expenses
   Advisory fees ..............................................  $  3,843
   Administrative fees ........................................       171
   Custodian fees .............................................       111
   Distribution fees ..........................................       162
   Transfer agent fees ........................................        69
   Professional fees ..........................................        22
   Registration fees ..........................................        36
   Shareholder servicing fees .................................       467
   Trustees' fees .............................................        11
   Miscellaneous ..............................................        36
                                                                 --------

   Expenses before reductions .................................     4,928
   Expense reductions .........................................      (247)
                                                                 --------

      Expenses, net .......................................................     4,681
                                                                             --------

Net investment income .....................................................     1,421
                                                                             --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments ................................................   107,132
   Futures contracts ..........................................    (1,161)    105,971
                                                                 --------
Net change in unrealized appreciation (depreciation) on:
   Investments ................................................   (39,146)
   Futures contracts ..........................................       140     (39,006)
                                                                 --------    --------

Net realized and unrealized gain (loss) ...................................    66,965
                                                                             --------

Net increase (decrease) in net assets from operations .....................  $ 68,386
                                                                             ========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Matrix Equity Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                              2000         1999
                                                                           ---------    ---------
Increase (Decrease) in Net Assets

Operations
   Net investment income ...............................................   $   1,421    $   2,843
   Net realized gain (loss) ............................................     105,971       70,599
   Net change in unrealized appreciation (depreciation) ................     (39,006)      72,637
                                                                           ---------    ---------

      Net increase (decrease) in net assets from operations ............      68,386      146,079
                                                                           ---------    ---------

Distributions
   From net investment income ..........................................      (1,950)      (3,191)
   From net realized gain ..............................................     (80,236)     (74,416)
                                                                           ---------    ---------

      Net decrease in net assets from distributions ....................     (82,186)     (77,607)
                                                                           ---------    ---------

Share Transactions
   Net increase (decrease) in net assets from share transactions .......    (124,678)      43,480
                                                                           ---------    ---------

Total net increase (decrease) in net assets ............................    (138,478)     111,952

Net Assets
   Beginning of period .................................................     557,029      445,077
                                                                           ---------    ---------
   End of period (including undistributed net investment income of
      $161 and $690, respectively) .....................................   $ 418,551    $ 557,029
                                                                           =========    =========

See accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
Matrix Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                               Fiscal Years Ended August 31,
                                                    ---------------------------------------------------
                                                      2000       1999       1998       1997       1996
                                                    -------    -------    -------    -------    -------
Net Asset Value, Beginning of Period ............   $ 17.51    $ 15.68    $ 18.41    $ 14.13    $ 13.93
                                                    -------    -------    -------    -------    -------

Income From Operations
   Net investment income (a) ....................       .05        .09        .17        .21        .24
   Net realized and unrealized gain (loss) ......      1.96       4.42        .29       5.43       1.64
                                                    -------    -------    -------    -------    -------

      Total income from operations ..............      2.01       4.51        .46       5.64       1.88
                                                    -------    -------    -------    -------    -------

Distributions
   From net investment income ...................      (.06)      (.10)      (.19)      (.22)      (.24)
   From net realized gain .......................     (2.45)     (2.58)     (3.00)     (1.14)     (1.44)
                                                    -------    -------    -------    -------    -------

      Total distributions .......................     (2.51)     (2.68)     (3.19)     (1.36)     (1.68)
                                                    -------    -------    -------    -------    -------

Net Asset Value, End of Period ..................   $ 17.01    $ 17.51    $ 15.68    $ 18.41    $ 14.13
                                                    =======    =======    =======    =======    =======

Total Return (%) ................................     14.19      32.83       2.09      42.75      14.67

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) .....   418,551    557,029    445,077    429,397    261,888

   Ratios to average net assets (%):
      Operating expenses, net (b) ...............       .91        .78        .69        .58        .66
      Operating expenses, gross (b) .............       .96        .94        .97        .96       1.04
      Net investment income .....................       .28        .52        .97       1.33       1.76

   Portfolio turnover rate (%) ..................    149.82     130.98     133.63     117.27     150.68

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   See Note 4 for current period amounts.


                                                                Annual Report 15

SSgA
Matrix Equity Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Matrix Equity Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

      International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.


16 Annual Report

SSgA
Matrix Equity Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                                 Net Unrealized
         Federal Tax        Unrealized         Unrealized         Appreciation
            Cost           Appreciation      (Depreciation)      (Depreciation)
        ------------       ------------      --------------      --------------
        $398,268,999        $33,798,734       $(11,893,468)       $21,905,266

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the individual Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Futures: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases and sales of investment securities, excluding short-term investments, aggregated to $752,124,976 and $965,802,252, respectively.

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to


                                                                Annual Report 17

SSgA
Matrix Equity Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2000, the value of outstanding securities on loan and the value of collateral amounted to $6,343,147 and $6,540,239, respectively. Included in interest income is securities lending income of $19,393 for the year ended August 31, 2000.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. The Adviser has voluntarily agreed to waive .125% of its advisory fee to the Fund. As of January 1, 2000, the Adviser no longer waives a portion of its advisory fee. The total amount of the waiver for the period September 1, 1999 to December 31, 1999 was $240,050. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $7,092 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios:
      $0 to $2 billion - .0315%; over $2 billion - .029%. The Administrator will charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell


18 Annual Report

SSgA
Matrix Equity Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS") the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175%, and .175% to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $115,215, $2,173, $98,386 and $231,759, by the Adviser, SSBSI, RIS, and Solutions, respectively. The Fund did not incur any expenses from Commercial Banking during this year.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with SSBSI, an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $151,786 for the year ended August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.


                                                                Annual Report 19

SSgA
Matrix Equity Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

            Advisory fees                    $257,375
            Administration fees                13,676
            Custodian fees                      3,276
            Distribution fees                   3,050
            Shareholder servicing fees         41,544
            Transfer agent fees                 6,101
            Trustees' fees                      2,785
                                             --------
                                             $327,807
                                             ========

      Beneficial Interest: As of August 31, 2000, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 25% and 14%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                     Fiscal Years Ended August 31,
                                                             ----------------------------------------------
                                                                    2000                      1999
                                                             --------------------      --------------------
                                                              Shares     Dollars        Shares     Dollars
                                                             -------    ---------      -------    ---------
      Proceeds from shares sold ........................       5,694    $  92,941       11,235    $ 181,145

      Proceeds from reinvestment of distributions ......       5,377       78,260        5,170       73,530

      Payments for shares redeemed .....................     (18,266)    (295,879)     (12,986)    (211,195)
                                                             -------    ---------      -------    ---------

      Total net increase (decrease) ....................      (7,195)   $(124,678)       3,419    $  43,480
                                                             =======    =========      =======    =========

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Miscellaneous Expenses on the Statement of Operations include $33,967 of interest expense paid under the interfund lending program.

7.    Dividends

      On September 1, 2000, the Board of Trustees declared a dividend of $.0059 from net investment income, payable on September 8, 2000 to shareholders of record on September 5, 2000.


20 Annual Report

SSgA
Matrix Equity Fund

                                                                 Tax Information

                                                     August 31, 2000 (Unaudited)

      The Fund paid a distribution of $55,327,521 from net long-term capital gains during its taxable year ended August 31, 2000.

      Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 21

SSgA Matrix Equity Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


22 Annual Report

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                             Prime Money Market Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                             Prime Money Market Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                              Page

Chairman's Letter.............................................   4

Portfolio Management Discussion and Analysis..................   6

Report of Independent Accountants.............................   8

Financial Statements..........................................   9

Financial Highlights..........................................  17

Notes to Financial Statements.................................  18

Fund Management and Service Providers.........................  22

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Prime Money Market Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Prime Money Market Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Prime Money Market Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

                                     [PHOTO]

                               Timothy B. Harbert
                      President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.
Ms. Lisa Hatfield, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Prime Money Market Fund since January 1998. Ms. Hatfield is the Unit Head of the cash desk with responsibility for the SSgA money market funds, several short-term funds and enhanced cash portfolios. Prior to joining SSgA, she was a portfolio manager with State Street's Investment Research Department, where she managed the securities lending reinvestment funds since their inception in 1987, as well as other money market portfolios. She received a BS from Suffolk University. There are ten other portfolio managers working with Ms. Hatfield.


                                                                 Annual Report 5

SSgA Prime Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize current income while preserving capital and liquidity.

Invests in: High quality money market instruments including certificates of deposit, time deposits, bankers acceptances, commercial paper, corporate medium-term notes, US Government Treasury and Agency notes, and repurchase agreements.

Strategy: Fund Managers base their decisions on the relative attractiveness of different money market investments, which vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

    Dates     Prime Money Market Fund   Salomon Brothers 3-Month T-Bill Index**
   Inception*        $10,000                          $10,000
     1994            $10,209                          $10,200
     1995            $10,803                          $10,769
     1996            $11,409                          $11,344
     1997            $12,038                          $11,940
     1998            $12,716                          $12,564
     1999            $13,362                          $13,148
     2000            $14,164                          $13,872

================================================================================

Performance Review

The Fund had a total return of 6.00% for the fiscal year ended August 31, 2000. This compared favorably to the Salomon Smith Barney 3-Month Treasury Bill Index return of 5.51% for the same period. The Fund's performance is net of operating expenses, while Index results do not include expenses of any kind. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well-known representation of money market rates.

The market environment for the last year began with the Federal Open Market Committee (FOMC) tightening monetary policy due to strong domestic growth and rejuvenated demand from abroad. The FOMC raised rates by 25 basis points in June, August and November 1999, bringing the Fed Funds target from 4.75% to 5.50%. The FOMC took no action at its December meeting, but followed a strategy of injecting the economy with massive amounts of cash to ease Y2K liquidity concerns. Fourth quarter GDP logged an impressive 8.3% due to Y2K inventory building supported by the generous liquidity provisions from the Federal Reserve. This surfeit of liquidity, in effect, loosened monetary policy

--------------------------------------------------------------------------------
SSgA Prime Money Market Fund
--------------------------------------------------------------------------------
 Period Ended           Growth of          Total
   08/31/00              $10,000          Return
--------------        ------------        -------
1 Year                $     10,600         6.00%
5 Years               $     13,110         5.57%+
Inception             $     14,164         5.48%+

--------------------------------------------------------------------------------
Salomon Smith Barney 3-Month Treasury Bill Index
--------------------------------------------------------------------------------
 Period Ended           Growth of          Total
   08/31/00              $10,000          Return
--------------        ------------        -------
1 Year                $     10,551         5.51%
5 Years               $     12,882         5.20%+
Inception             $     13,872         5.16%+

See related Notes on following page.


6 Annual Report

SSgA Prime Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

when in fact tight labor markets and excess demand called for tightening.

First quarter 2000 GDP followed with a 4.8% growth rate. To achieve a more sustainable rate of growth, the Federal Reserve Board needed to take back the excess liquidity and slow the economy. The FOMC did so by raising interest rates by 100 basis points in the first half of 2000. Although GDP advanced 5.4% throughout the second quarter of 2000, fears of inflation were tempered by the fact that productivity grew at 5% for the same period. The FOMC opted to leave rates unchanged at the June and August meetings while maintaining a cautious stance going forward. The Manager continues to be cautious about future FOMC policy, considering the trend in rising oil prices as well as the upcoming presidential election.

Market and Portfolio Highlights

In the last fiscal year, the SSgA Prime Money Market Fund was managed consistently with its objective of providing safety of principal and liquidity by investing in high quality investments and providing competitive returns. The Fund's net assets increased in size by $1.5 billion or 62% over the past year to $4.0 billion at August 31, 2000.

During the fall tightening period the Fund was managed with liquidity as a primary concern, with maturing positions remaining in cash and very liquid short-term securities throughout the last calendar quarter of 1999. This large cash position served to hedge against Y2K liquidity concerns and helped with the substantial swings in assets related to calendar year-end 1999. The 100 basis points of tightening in the first half of 2000, combined with the market's concern of further tightening, resulted in a very steep yield curve, with the 6-month LIBOR at 7.10% and the 12-month LIBOR at 7.50%. At that time the market was expecting up to 100 basis points of additional tightening. The Fund took the opportunity to buy on market weakness and extended the Fund's average maturity. By the end of August, the yield curve had stabilized with the 3-month LIBOR at 6.67%, the 6-month LIBOR at 6.80% and the 12-month LIBOR at 6.92%. The Fund's average maturity ranged from 41 to 60 days over the last year, ending at 60 days at August 31, 2000, longer than its peer group average of 51 days as measured by iMoneyNet, Inc. (formerly IBC Financial Data).

The Fund increased exposure in fixed rate securities from 65% at August 31, 1999 to 81.5% on August 31, 2000. Fixed rate securities were selected over floating rate securities enabling the Fund to add yield in a rising rate environment. The Fund also increased exposure in 1- to 3-month asset-backed commercial paper which was priced 2 to 5 basis points cheaper than corresponding maturity bank and finance commercial paper. With the yield curve's potential to steepen on negative inflation news, the Manager will look for those opportunities to extend duration and add yield.

-------------------------------------------------------------
Top Five Holdings (by investment type,
as a percent of Total Investments)            August 31, 2000
-------------------------------------------------------------

Domestic Commercial Paper                               37.8%
Corporate Bonds and Notes                               19.1
Eurodollar Certificates of Deposit                      13.9
Yankee Certificates of Deposit                          13.8
Domestic Certificates of Deposit                         6.6
-------------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on February 22, 1994. Index comparison began March 1, 1994.

** Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

An investment in a money market fund is neither insured nor guaranteed by the US Government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Prime Money Market Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000
                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Prime Money Market Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                                     Principal
                                                                       Amount                      Date              Value
                                                                       (000)        Rate            of               (000)
                                                                         $            %          Maturity*             $
                                                                     ---------     ------        ---------           -----
Corporate Bonds and Notes - 16.7%
Bank of America NA                                                      50,000      6.600         11/09/00          50,000
Bank of America NA (a)                                                  50,000      6.784         07/12/01          50,021
The Bank of New York Co., Inc.                                          15,000      6.070         11/20/00          14,998
The Bank of New York Co., Inc.                                          25,000      7.230         05/15/01          24,998
BMW US Capital Corp. (a)                                                75,000      6.823         06/04/01          75,000
Chase Manhattan Corp. (a)                                               15,000      6.880         02/26/01          15,008
Citigroup Inc. (a)                                                      25,000      6.580         04/04/01          25,000
DaimlerChrysler North America Holding Corp.                              9,900      6.680         02/07/01           9,897
DaimlerChrysler North America Holding Corp. (a)                          5,000      6.560         02/22/01           4,998
Fleet National Bank (a)                                                 20,000      6.733         07/31/01          20,004
Ford Motor Credit Co. (a)                                                5,000      6.771         02/13/01           5,002
Ford Motor Credit Co. (a)                                               35,000      7.089         03/05/01          35,049
Ford Motor Credit Co. (a)                                               65,000      6.904         07/16/01          65,098
General Electric Capital Corp.                                          15,000      7.380         05/23/01          15,000
Key Bank NA (a)                                                         25,000      6.675         07/27/01          24,996
M&I Marshall & Ilsley Bank                                              10,000      6.070         09/28/00          10,000
National City Bank                                                      12,000      6.550         01/22/01          11,998
PNC Bank NA (a)                                                         10,000      6.520         02/26/01           9,997
PNC Bank NA (a)                                                         20,000      6.550         03/23/01          19,995
PNC Bank NA (a)                                                         14,000      6.578         05/25/01          13,999
Unilever (a)                                                            30,000      6.649         09/07/01          30,000
US Bank of NA, Minnesota (a)                                            10,000      6.700         12/20/00          10,004
US Bank of NA, Minnesota                                                20,000      6.880         04/04/01          19,997
US Bank of NA, Minnesota (a)                                            25,000      6.670         05/24/01          25,000
Wells Fargo & Co. (a)                                                   75,000      6.761         07/24/01          74,975
                                                                                                                 ---------

Total Corporate Bonds and Notes (cost $661,034)                                                                    661,034
                                                                                                                 ---------

Domestic Certificates of Deposit - 2.3%
First Bank NA, Tennessee                                                25,000      6.720         09/07/00          25,000
Old Kent Bank & Trust Co. (a)                                           50,000      6.660         05/08/01          49,997
US Bank, Minneapolis                                                    15,000      6.780         12/26/00          15,000
                                                                                                                 ---------

Total Domestic Certificates of Deposit (cost $89,997)                                                               89,997
                                                                                                                 ---------


                                                                 Annual Report 9

SSgA
Prime Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                     Principal
                                                                       Amount                      Date              Value
                                                                       (000)        Rate            of               (000)
                                                                         $            %          Maturity*             $
                                                                     ---------     ------        ---------           -----
Eurodollar Certificate of Deposit - 11.8%
Abbey National Treasury Services PLC                                    25,000      6.720         12/29/00          25,000
Abbey National Treasury Services PLC                                    25,000      7.260         05/09/01          25,000
Abbey National Treasury Services PLC                                    25,000      7.330         05/16/01          25,000
Bank of Scotland                                                        50,000      6.705         09/18/00          50,000
Bank of Scotland                                                        20,000      6.660         10/17/00          20,000
Barclays Bank                                                           20,000      6.750         02/20/01          20,001
Barclays Bank                                                           15,000      6.750         02/21/01          15,000
Halifax Group PLC                                                       15,000      6.620         12/11/00          15,000
Halifax Group PLC                                                       60,000      6.620         12/27/00          60,004
Halifax Group PLC                                                       25,000      6.700         12/29/00          25,000
ING Bank                                                                50,000      6.705         09/08/00          50,000
ING Bank                                                                25,000      6.600         11/30/00          25,000
Rabobank Nederland                                                      25,000      6.580         09/29/00          25,000
Royal Bank of Scotland, Grand Cayman                                    50,000      6.815         09/05/00          50,000
Royal Bank of Scotland, Grand Cayman                                    20,000      6.590         09/28/00          20,000
Woolwich PLC                                                            20,000      6.760         12/22/00          20,000
                                                                                                                 ---------

Total Eurodollar Certificates of Deposit (cost $470,005)                                                           470,005
                                                                                                                 ---------

Yankee Certificates of Deposit - 15.9%
Australia & New Zealand Banking Group (a)                               30,000      6.776         06/01/01          29,998
Bank of Nova Scotia                                                     25,000      6.740         09/29/00          25,000
Bank of Nova Scotia                                                     20,000      6.550         01/16/01          19,996
Bank of Nova Scotia                                                      8,000      6.550         01/24/01           7,998
Bank of Nova Scotia (a)                                                 20,000      6.555         03/01/01          19,995
Bank of Scotland (a)                                                    50,000      6.665         03/23/01          49,986
Bank of Scotland                                                        10,000      6.980         07/16/01           9,998
Canadian Imperial Bank                                                  25,000      6.720         12/27/00          25,000
Comerica Bank, New York (a)                                             25,000      6.530         02/16/01          24,994
Deutsche Bank AG                                                        50,000      6.700         09/22/00          50,000
Deutsche Bank AG                                                        10,000      6.500         01/08/01           9,998
Deutsche Bank AG                                                        25,000      6.550         01/16/01          24,996
Deutsche Bank AG                                                        25,000      6.550         01/24/01          24,995
Deutsche Bank AG                                                        30,000      6.890         08/20/01          29,992
National Westminster Bank PLC                                           25,000      6.855         08/31/01          24,993
Royal Bank of Canada, New York                                          25,000      6.760         02/22/01          24,975
Royal Bank of Canada, New York                                          25,000      7.070         05/03/01          24,995
Royal Bank of Canada, New York (a)                                      30,000      6.615         07/06/01          29,986


10 Annual Report

SSgA
Prime Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                     Principal
                                                                       Amount                      Date              Value
                                                                       (000)        Rate            of               (000)
                                                                         $            %          Maturity*             $
                                                                     ---------     ------        ---------           -----
Svenska Handelsbanken                                                   20,000      6.710         03/15/01          19,996
Svenska Handelsbanken                                                   20,000      7.075         07/23/01          19,996
Toronto Dominion Bank                                                   14,000      7.230         05/15/01          13,999
UBS AG Stamford Branche                                                 10,000      6.500         01/08/01           9,998
Unibank                                                                 50,000      6.690         09/21/00          50,000
Westpac Banking Corp.                                                   25,000      6.255         10/23/20          24,997
Westpac Banking Corp.                                                    7,000      6.710         02/09/01           6,998
Westpac Banking Corp.                                                   25,000      6.710         02/12/01          24,995
                                                                                                                 ---------

Total Yankee Certificates of Deposit (cost $628,874)                                                               628,874
                                                                                                                 ---------

Domestic Commercial Paper - 33.0%
ABN AMRO North America                                                  50,000      6.472         11/30/00          49,191
ABN AMRO North America                                                  15,000      6.500         02/12/01          14,556
Alcatel                                                                 20,700      6.520         10/25/00          20,498
Amsterdam Funding Corp.                                                 23,000      6.530         09/08/00          22,971
Amsterdam Funding Corp.                                                 25,000      6.510         09/18/00          24,923
Amsterdam Funding Corp.                                                 25,000      6.510         10/05/00          24,846
Asset Securitization Cooperative Corp.                                  15,000      6.590         09/20/00          14,948
Asset Securitization Cooperative Corp.                                  15,000      6.530         09/21/00          14,946
Asset Securitization Cooperative Corp.                                  15,000      6.580         10/10/00          14,893
Bank of New York                                                        25,000      6.590         09/08/00          24,968
Chase Manhattan Corp.                                                   25,000      6.510         01/31/01          24,313
Ciesco LP                                                               10,000      6.510         09/13/00           9,978
Corporate Asset Funding Co, Inc.                                        20,000      6.520         09/26/00          19,909
Corporate Asset Funding Co, Inc.                                        10,000      6.510         10/27/00           9,899
Credit Suisse                                                           25,000      6.590         09/07/00          24,973
Credit Suisse                                                           40,000      6.600         09/22/00          39,846
DaimlerChrysler North America Holding Corp.                             15,000      6.680         09/01/00          15,000
Delaware Funding Corp.                                                  25,000      6.590         09/11/00          24,954
Delaware Funding Corp.                                                  22,607      6.490         11/22/00          22,273
Dexia Finance Co.                                                       15,000      6.590         09/20/00          14,948
Dexia Finance Co.                                                       20,000      6.520         10/25/00          19,804
Du Pont E I De Nemours & Co.                                            52,000      6.480         09/20/00          51,822
Edison Asset Securitization                                             40,000      6.600         09/05/00          39,971
Edison Asset Securitization                                             25,000      6.600         09/22/00          24,904
Falcon Asset Securitization                                             25,000      6.510         10/06/20          24,842
Ford Motor Credit Co.                                                   20,000      6.510         10/19/00          19,826
Fortis Funding                                                          50,000      6.500         02/15/01          48,492


                                                                Annual Report 11

SSgA
Prime Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                     Principal
                                                                       Amount                      Date              Value
                                                                       (000)        Rate            of               (000)
                                                                         $            %          Maturity*             $
                                                                     ---------     ------        ---------           -----
GE Capital International Funding                                        25,000      6.570         09/14/00          24,941
General Electric Capital Corp.                                          20,000      6.580         09/11/00          19,963
General Electric Capital Corp.                                          30,000      6.530         10/11/00          29,782
General Electric Capital Corp.                                          41,000      6.520         02/16/01          39,753
General Electric Capital Corp.                                          20,000      6.500         02/27/01          19,354
General Motors Acceptance Corp.                                         30,000      6.686         09/07/00          29,967
Glaxo PLC                                                               42,200      6.470         11/30/00          41,517
Goldman Sachs Group LP                                                  30,000      6.610         09/11/00          29,945
KFW International, Inc.                                                 16,900      6.500         10/11/00          16,778
Morgan, (J.P.) & Co., Inc.                                              25,000      6.580         09/08/00          24,968
National Australia Funding, Inc.                                        50,000      6.580         09/22/00          49,808
Old Line Funding Corp.                                                  33,942      6.540         09/01/00          33,942
Old Line Funding Corp.                                                  17,823      6.510         10/06/00          17,710
Park Avenue Receivables Corp.                                            7,528      6.530         09/12/00           7,513
Preferred Receivables Funding Corp.                                     30,000      6.520         09/20/00          29,897
Preferred Receivables Funding Corp.                                     30,000      6.520         09/25/00          29,870
Thunder Bay Funding, Inc.                                               50,000      6.510         10/04/00          49,702
Wal Mart Stores, Inc.                                                   36,000      6.500         09/12/00          35,929
Wal Mart Stores, Inc.                                                   27,704      6.490         11/28/00          27,264
Windmill Funding Corp.                                                  12,500      6.530         09/18/00          12,461
Windmill Funding Corp.                                                  25,000      6.510         10/05/00          24,846
Windmill Funding Corp.                                                  25,000      6.510         11/10/00          24,684
Windmill Funding Corp.                                                  25,000      6.500         11/21/00          24,634
                                                                                                                 ---------

Total Domestic Commercial Paper (cost $1,307,722)                                                                1,307,722
                                                                                                                 ---------

Foreign Commercial Paper - 2.2%
Cregem NA, Inc.                                                         25,000      6.500         02/13/01          24,255
Den Denske Corp.                                                        25,000      6.585         09/25/00          24,890
Den Denske Corp.                                                        25,000      6.666         12/12/00          24,528
Woolwich PLC                                                            15,000      6.680         12/11/00          14,719
                                                                                                                 ---------

Total Foreign Commercial Paper (cost $88,392)                                                                       88,392
                                                                                                                 ---------

Domestic Time Deposits - 3.0%
M&I Bank, Milwaukee                                                    119,712      6.625         09/01/00         119,712
                                                                                                                 ---------

Total Domestic Time Deposits (cost $119,712)                                                                       119,712
                                                                                                                 ---------


12 Annual Report

SSgA
Prime Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                     Principal
                                                                       Amount                      Date              Value
                                                                       (000)        Rate            of               (000)
                                                                         $            %          Maturity*             $
                                                                     ---------     ------        ---------           -----
United States Government Agency - 2.4%
Federal Home Loan Bank (a)                                              25,000      6.460         08/17/01          24,984
Federal National Mortgage Association                                   20,000      6.425         10/26/00          19,804
Federal National Mortgage Association                                   50,000      6.390         12/20/00          49,024
                                                                                                                 ---------

Total United States Government Agency (cost $93,812)                                                                93,812
                                                                                                                 ---------

Total Investments - 87.3% (amortized cost $3,459,548)                                                            3,459,548
                                                                                                                 ---------

Repurchase Agreements - 12.6%
Agreement with ABN AMRO Securities (USA) Inc. and The Bank of New York
   (Tri-Party) of $200,000 acquired on August 31, 2000 at 6.66% to be repurchased at $200,036 on September 1, 2000, collateralized by:
      $199,066 Federal National Mortgage Association securities, valued at $204,001                                200,000
Agreement with Bear Stearns & Co., Inc. and Chase Bank (Tri-Party) of
   $300,000 acquired on August 31, 2000 at 6.67% to be repurchased at $300,055 on
   September 1, 2000, collateralized by:
      $316,932 Federal Home Loan Mortgage Corp. Participation Certificates, valued at $311,590                     300,000
                                                                                                                 ---------

Total Repurchase Agreements (identified cost $500,000)                                                             500,000
                                                                                                                 ---------

Total Investments and Repurchase Agreements - 99.9% (cost $3,959,548)(b)                                         3,959,548

Other Assets and Liabilities, Net - 0.1%                                                                             2,766
                                                                                                                 ---------

Net Assets - 100.0%                                                                                              3,962,314
                                                                                                                 =========

* The interest rate for all securities with a maturity greater than thirteen months has an automatic reset feature resulting in an effective maturity of thirteen months or less.
(a)   Adjustable or floating rate security.
(b) The identified cost for federal income tax purpose is the same as shown above.

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Prime Money Market Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at amortized cost which approximates market ..................................  $ 3,459,548
Repurchase agreements (identified cost $500,000) .........................................      500,000
Interest receivable ......................................................................       26,796
                                                                                            -----------

      Total assets .......................................................................    3,986,344

Liabilities
Payables:
   Dividends .........................................................  $     23,156
   Accrued fees to affiliates ........................................           778
   Other accrued expenses ............................................            96
                                                                        ------------

      Total liabilities ..................................................................       24,030
                                                                                            -----------

Net Assets ...............................................................................  $ 3,962,314
                                                                                            ===========

Net Assets Consist of:
Accumulated net realized gain (loss) .....................................................  $       (30)
Shares of beneficial interest ............................................................        3,962
Additional paid-in capital ...............................................................    3,958,382
                                                                                            -----------

Net Assets ...............................................................................  $ 3,962,314
                                                                                            ===========

Net Asset Value, offering and redemption price per share:
   ($3,962,314,376 divided by 3,962,356,007 shares of $.001 par value
      shares of beneficial interest outstanding) .........................................  $      1.00
                                                                                            ===========

See accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
Prime Money Market Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Interest .......................................................  $  191,750

Expenses
   Advisory fees ....................................  $     4,695
   Administrative fees ..............................        1,011
   Custodian fees ...................................          550
   Distribution fees ................................          527
   Transfer agent fees ..............................          146
   Professional fees ................................           28
   Registration fees ................................          112
   Shareholder servicing fees .......................          783
   Trustees' fees ...................................           53
   Miscellaneous ....................................           66
                                                       -----------

   Expenses before reductions .......................        7,971
   Expense reductions ...............................       (1,711)
                                                       -----------

      Expenses, net ...............................................       6,260
                                                                     ----------

Net investment income .............................................     185,490
                                                                     ----------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments ...........................         (81)
                                                                     ----------

Net increase in net assets from operations ........................  $  185,409
                                                                     ==========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA
Prime Money Market Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                          2000             1999
                                                                      -------------    -------------
Increase (Decrease) in Net Assets

Operations
   Net investment income ...........................................  $     185,490    $     133,335
   Net realized gain (loss) ........................................            (81)              58
                                                                      -------------    -------------

      Net increase in net assets from operations ...................        185,409          133,393
                                                                      -------------    -------------

Distributions
   From net investment income ......................................       (185,490)        (133,335)
                                                                      -------------    -------------

Share Transactions
   Net increase (decrease) in net assets from share transactions ...      1,547,164          290,153
                                                                      -------------    -------------

Total net increase (decrease) in net assets ........................      1,547,083          290,211

Net Assets
   Beginning of period .............................................      2,415,231        2,125,020
                                                                      -------------    -------------

   End of period ...................................................  $   3,962,314    $   2,415,231
                                                                      =============    =============

See accompanying notes which are an integral part of the financial statements.


16 Annual Report

SSgA
Prime Money Market Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                         Fiscal Years Ended August 31,
                                                      ------------------------------------------------------------------
                                                         2000          1999          1998          1997          1996
                                                      ----------    ----------    ----------    ----------    ----------

Net Asset Value, Beginning of Period ...............  $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                      ----------    ----------    ----------    ----------    ----------

Income From Operations
   Net investment income ...........................       .0580         .0496         .0544         .0528         .0546
                                                      ----------    ----------    ----------    ----------    ----------

Distributions
   From net investment income ......................      (.0580)       (.0496)       (.0544)       (.0528)       (.0546)
                                                      ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Period .....................  $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                      ==========    ==========    ==========    ==========    ==========

Total Return (%) ...................................        6.00          5.08          5.63          5.52          5.60

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) ........   3,962,314     2,415,231     2,125,020     1,406,263     1,095,631

   Ratios to average net assets (%):
      Operating expenses, net (a) ..................         .20           .20           .20           .20           .20
      Operating expenses, gross (a) ................         .25           .26           .28           .28           .25
      Net investment income ........................        5.93          4.96          5.48          5.40          5.44

(a)   See Note 4 for current period amounts.


                                                                Annual Report 17

SSgA
Prime Money Market Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Prime Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

      Securities transactions: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

      Investment income: Interest income is recorded daily on the accrual basis.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each funds' shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $81,302 incurred from November 1, 1999 to August 31, 2000, and treat it as arising in fiscal year 2001.

      Dividends and distributions to shareholders: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.


18 Annual Report

SSgA
Prime Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Repurchase agreements: The Fund may engage in repurchase and tri-party repurchase agreements with certain qualified financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. State Street Bank and Trust Company (the "Adviser") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases, sales, and maturities of investment securities, excluding US Government and Agency obligations and repurchase agreements, for the Fund aggregated to $141,985,224,496, $873,362,960, and $139,954,729,000, respectively.

      For the year ended August 31, 2000, purchases, sales and maturities of US Government and Agency obligations, excluding repurchase agreements, aggregated to $648,475,877, $274,312,561, and $358,930,000, respectively.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .15%, of its average daily net assets. The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of .20% of its average daily net assets on an annual basis. For the period January 1, 2000 to August 31, 2000, the Adviser has also voluntarily agreed to waive .5% of its .15% advisory fee. The total amounts of the waiver and reimbursement for the year ended August 31, 2000 were $1,137,643 and $535,216, respectively. As of August 31, 2000, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $37,868 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company


                                                                Annual Report 19

SSgA
Prime Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser. For these services, the Fund pays .025% to the Adviser, based upon the average daily value of all Fund shares held. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $782,582 by the Adviser.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.


20 Annual Report

SSgA
Prime Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

          Advisory fees                       $514,720
          Administration fees                  140,368
          Custodian fees                        15,497
          Distribution fees                      6,354
          Shareholder servicing fees            90,087
          Transfer agent fees                    8,739
          Trustees' fees                         1,917
                                              --------
                                              $777,682
                                              ========

      Beneficial Interest: As of August 31, 2000, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 66% of the total outstanding shares of the Fund.

5.    Fund Share Transactions (On a Constant Dollar Basis):

                                                      (amounts in thousands)
                                                  Fiscal Years Ended August 31,
                                                  -----------------------------
                                                       2000            1999
                                                   -----------     -----------
      Proceeds from shares sold...........          47,952,579      44,635,015
      Proceeds from reinvestment of
         distributions                                 143,017         117,035
      Payments for shares redeemed........         (46,548,432)    (44,461,897)
                                                   -----------     -----------
      Total net increase (decrease).......           1,547,164         290,153
                                                   ===========     ===========

6.    Interfund Lending Program

      The Fund and all of the funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.


                                                                Annual Report 21

SSgA Prime Money Market Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


22 Annual Report

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                                 Small Cap Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                                 Small Cap Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page

Chairman's Letter .........................................................    4

Portfolio Management Discussion and Analysis ..............................    6

Report of Independent Accountants .........................................    8

Financial Statements ......................................................    9

Financial Highlights ......................................................   17

Notes to Financial Statements .............................................   18

Fund Management and Service Providers .....................................   23

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Small Cap Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Small Cap Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Small Cap Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

                                     [PHOTO]

                               Timothy B. Harbert
                      President and Chief Operating Officer


A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Jeffrey P. Adams, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Small Cap Fund since December 1999. Mr. Adams is the Strategy Leader for the Large Cap Value Strategy and the co-manager of the Small Cap Strategy. He is also responsible for the development of the Small Cap Strategy. In addition, he is Head of Research for the Quantitative US Active Equity Group. Prior to his responsibility in domestic equities, Mr. Adams was a Senior Investment Support Analyst at SSgA. He has been working in the investment management field since 1989. He holds a BS in economics from Northeastern University. There are seven other portfolio managers working with Mr. Adams.


                                                                 Annual Report 5

SSgA Small Cap Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: The Fund seeks to maximize total return relative to the Russell 2000(R) Index through investments in equity securities.

Invests in: At least 65% of the total assets will be invested in smaller cap securities.

Strategy: The Fund management team uses a systematic investment approach designed to uncover equity securities which are undervalued, have superior growth potential and present an opportunity from a price perspective. The Fund seeks to provide long-term total returns in excess of the Russell 2000(R) Index through strong bottom-up stock selection within a risk-controlled framework.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates          Small Cap Fund   S&P 400 Midcap Index**   Russell 2000 Index++
Inception*          $10,000              $10,000               $10,000
  1992              $10,090              $10,245               $10,055
  1993              $12,478              $12,751               $13,321
  1994              $12,964              $13,341               $14,111
  1995              $16,859              $16,077               $17,045
  1996              $20,760              $17,988               $18,890
  1997              $28,202              $24,693               $24,359
  1998              $21,906              $22,376               $19,634
  1999              $24,393              $31,698               $25,212
  2000              $31,204              $44,277               $32,048
================================================================================

Performance Review

For the fiscal year ended August 31, 2000, the SSgA Small Cap Fund had a total return of 27.92% versus the Russell 2000(R) Index return of 27.16%. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The fiscal year-end performance of the Fund can be, in part, attributed to investments made in Initial Public Offerings (IPOs). There is no guarantee that the Fund will continue to participate in the IPO market, and due to their inherent volatility, there can be no assurance that IPOs will continue to have a positive impact on Fund performance.

The Fund seeks to achieve its strategic objective, to outperform the Russell 2000(R) Index over the long-term, through consistent application of the Manager's proven stock selection technique combined with a refined, proprietary portfolio construction methodology. The Fund's exposure to

--------------------------------------------------------------------------------
SSgA Small Cap Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                $     12,792         27.92%
5 Years               $     18,509         13.10%+
Inception             $     31,204         14.95%+

--------------------------------------------------------------------------------
Standard & Poor's(R) MidCap 400 Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                $     13,976         39.76%
5 Years               $     27,540         22.46%+
Inception             $     44,277         19.98%+

--------------------------------------------------------------------------------
Russell 2000(R) Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                $     12,716         27.16%
5 Years               $     18,801         13.46%+
Inception             $     32,046         15.33%+

See related Notes on the following page.


6 Annual Report

SSgA Small Cap Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

specific market sectors is managed relative to the Russell 2000(R) Index. As a result, the Fund has sector, industry, market capitalization, beta and yield exposures similar to those of the Index. Additionally, individual security weights are managed relative to their Index weight.

Market and Portfolio Highlights

After a difficult start, the Fund added over 16% of excess return over the benchmark in the second six months of the fiscal year. Many of the issues that plagued the Fund in the early part of the fiscal year - lack of breadth in the equity market and significant stock return volatility - dissipated in the second half and allowed the Manager's stock selection skill to come through in the returns. In particular, stock selection was very good in the Technology, Utilities and Consumer Staples sectors. Specifically, positions in hardware companies Infocus and Proxim boosted returns in the Technology sector, while holdings of Calpine, Minnesota Power and Energen provided good results for the Utilities. Selection was uniformly favorable throughout the Consumer Staples sector during the period.

The small cap segment of the US equity market maintained a favorable position relative to the large cap segment, as the Russell 2000(R) Index returned 27.16% for the year ended August 31, 2000 versus 16.33% for the S&P 500(R) Index. Although the small cap growth market had a significant lead over the value style during the last fiscal year, a dramatic decline in the NASDAQ in March 2000 prompted investors to begin taking a fresh look at company valuations. As a result, the Russell 2000(R) Value Index outperformed the Russell 2000(R) Growth Index in four of the six months ended August 31, 2000. The Manager's attention to company valuations was rewarded by this shift in the marketplace. The Fund's position in Micromuse was increased in late April on favorable analyst expectations, and the stock's subsequent share price increased by more than 100% before the position was sold in July.

In spite of the strong returns in the mid cap and small cap value portions of the equity market, it appears that the bull market has subsided somewhat so far in 2000. The interest rate increases implemented by the Federal Open Market Committee seem to have put the brakes on market momentum.

At August 31, 2000, the SSgA Small Cap Fund held 235 stocks, with an average weighted market capitalization of $1.21 billion. The Fund had characteristics in line with those of the Russell 2000(R) Index due to the risk-controlled nature if the investment process. A core small cap strategy does not expose the Fund to any style cycle and instead provides broad diversification across all economic sectors. Additionally, as the Fund's objective is achieved through stock selection with a disciplined investment approach, it will seek to be fully invested at all times.

--------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)      August 31, 2000
--------------------------------------------------------

InFocus Corp.                                 1.1%
Reebok International, Ltd.                    1.1
AmeriCredit Corp.                             1.1
AmeriSource Health Corp. Class A              1.0
Newport News Shipbuilding, Inc.               1.0
Precision Castparts Corp.                     1.0
Radian Group, Inc.                            1.0
Technitrol, Inc.                              0.9
Bank United Corp. Class A                     0.9
Silicon Valley Bancshares                     0.9

--------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on July 1, 1992. Index comparison also began July 1, 1992.

** The Standard & Poor's(R) MidCap 400 Index is comprised of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

++ The Russell 2000(R) Index is comprised of the 2,000 smallest securities in the Russell 3000(R) Index, representing approximately 10% of the Russell 3000 total market capitalization. The Index is reconstituted annually.

+  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Small Cap Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000
                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Small Cap Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                                         Market
                                                         Number          Value
                                                           of            (000)
                                                         Shares            $
                                                        -------         -------
Common Stocks - 98.0%
Basic Industries - 5.6%
Advanced Energy Industries, Inc. (a)                     38,500           2,199
Albemarle Corp.                                          58,600           1,454
CONSOL Energy, Inc.                                      51,600           1,074
Cytec Industries, Inc. (a)                               36,200           1,208
Georgia Gulf Corp.                                      184,000           2,392
Hexcel Corp. (a)                                         59,300             819
Mentor Graphics Corp. (a)                               161,500           3,028
Mueller Industries, Inc. (a)                             52,000           1,641
NL Industries, Inc.                                      23,600             556
Precision Castparts Corp.                                45,600           3,466
Reliance Steel & Aluminum Co.                            23,000             474
W.R. Grace & Co. (a)                                    187,000           1,485
                                                                        -------
                                                                         19,796
                                                                        -------

Capital Goods - 5.3%
AMETEK, Inc.                                             35,700             763
Applied Industrial Technology, Inc.                      12,200             207
Centex Construction Products, Inc.                       23,400             604
Cognex Corp. (a)                                         30,800           1,234
Harman International Industries, Inc.                    12,400             952
Kennametal, Inc.                                        115,000           2,947
Manitowoc Co., Inc.                                      57,712           1,324
Milacron, Inc.                                           88,500           1,366
Nanometrics, Inc. (a)                                    38,900           1,918
Newport News Shipbuilding, Inc.                          82,000           3,485
Ryland Group, Inc.                                       24,200             594
Silicon Valley Group, Inc. (a)                           70,500           1,965
Standard Pacific Corp.                                   98,700           1,622
                                                                        -------
                                                                         18,981
                                                                        -------

Consumer Basics - 16.8%
Advance Paradigm, Inc. (a)                               69,200           1,838
AmeriSource Health Corp. Class A (a)                    108,200           3,760
Apria Healthcare Group, Inc. (a)                         61,000             907
Biosite Diagnostics, Inc. (a)                            29,500           2,052
Buckeye Technologies, Inc. (a)                           36,800             918
Cooper Companies, Inc.                                   26,000             855
Coventry Health Care, Inc. (a)                           61,800             985
Dean Foods Co.                                           36,700           1,147
Dura Pharmaceuticals, Inc. (a)                           99,600           2,758
Edwards Lifesciences Corp. (a)                           82,000           2,153
Enzon, Inc. (a)                                          16,500           1,004
First Health Group Corp. (a)                             18,400             567
Foundation Health Systems, Inc. (a)                     144,400           2,536
Henry Schein, Inc. (a)                                   30,200             555
IDEXX Laboratories, Inc. (a)                             76,000           1,976
INAMED Corp. (a)                                         41,600           1,357
Interstate Bakeries Corp.                                60,000           1,076
Invacare Corp.                                           35,000             943
King Pharmaceuticals, Inc. (a)                           56,700           1,821
Laboratory Corp. of America Holdings (a)                 19,800           2,343
LifePoint Hospitals, Inc. (a)                            86,400           2,587
Medicis Pharmaceutical Corp. Class A. (a)                23,650           1,524
Michael Foods, Inc.                                      22,200             526
Mid Atlantic Medical Services, Inc. (a)                  95,000           1,532
NBTY, Inc. (a)                                          237,900           1,673
Noven Pharmaceuticals, Inc. (a)                          62,000           2,600
Owens & Minor, Inc., Holding Co.                        131,000           2,006
Patterson Dental Co. (a)                                 67,300           1,590
PolyMedica Corp. (a)                                     63,300           2,247
Priority Healthcare Corp. Class B (a)                    36,128           2,093
Protein Design Labs, Inc. (a)                            14,200           1,076
Salton, Inc. (a)                                         78,100           2,939
Syncor International Corp. (a)                           45,200           1,796
Topps Co., Inc. (a)                                     220,900           1,740
Trigon Healthcare, Inc. (a)                              23,800           1,228
VISX, Inc. (a)                                           45,900           1,261
Whole Foods Market, Inc. (a)                              9,300             470
                                                                        -------
                                                                         60,439
                                                                        -------


                                                                 Annual Report 9

SSgA
Small Cap Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                         Market
                                                         Number          Value
                                                           of            (000)
                                                         Shares            $
                                                        -------         -------
Consumer Durables - 0.9%
Furniture Brands International, Inc. (a)                 41,200             664
Group 1 Automotive, Inc. (a)                             48,900             538
Libbey, Inc.                                             30,000             984
Polaris Industries, Inc.                                 31,000           1,058
Sonic Automotive, Inc. (a)                               10,000             106
                                                                        -------
                                                                          3,350
                                                                        -------

Consumer Non-Durables - 7.9%
Abercrombie & Fitch Co. Class A (a)                      61,100           1,417
Canandaigua Brands Co., Inc. Class A (a)                 40,700           2,193
Dress Barn, Inc. (a)                                     34,000             703
Footstar, Inc. (a)                                       62,500           1,859
Genesco, Inc. (a)                                        95,400           1,544
Handleman Co. (a)                                        37,700             467
Haverty Furniture Co., Inc.                               5,700              66
Hot Topic, Inc. (a)                                      11,000             311
Kenneth Cole Productions, Inc. Class A (a)               25,000           1,102
Michaels Stores, Inc. (a)                                76,700           2,685
Musicland Stores Corp. (a)                              130,800             932
Neiman Marcus Group, Inc. (The) Class A (a)              55,200           1,853
Nortek, Inc. (a)                                         21,200             433
Payless ShoeSource, Inc. (a)                             25,000           1,334
Petco Animal Supplies, Inc. (a)                          57,000           1,197
Pier 1 Imports, Inc.                                     94,600           1,112
Polo Ralph Lauren Corp. Class A (a)                      81,300           1,575
Reebok International, Ltd. (a)                          201,900           3,874
Trans World Entertainment Corp. (a)                      96,300             914
Zale Corp. (a)                                           80,100           2,958
                                                                        -------
                                                                         28,529
                                                                        -------

Consumer Services - 2.5%
Argosy Gaming Co. (a)                                   153,300           2,453
Aztar Corp. (a)                                         109,900           1,600
Brinker International, Inc. (a)                          62,500           1,984
CEC Entertainment, Inc. (a)                              25,700             742
Isle of Capri Casinos, Inc. (a)                          58,000             892
RARE Hospitality International, Inc. (a)                 45,100           1,263
                                                                        -------
                                                                          8,934
                                                                        -------

Energy - 5.2%
Clayton Williams Energy, Inc. (a)                         8,600             352
Helmerich & Payne, Inc.                                  80,200           2,962
HS Resources, Inc. (a)                                   59,700           1,892
Key Production, Inc. (a)                                 52,000             936
Marine Drilling Co, Inc. (a)                             53,500           1,455
Mitchell Energy & Development Corp. Class A              30,000           1,200
ONEOK, Inc.                                              49,400           1,578
Patina Oil & Gas Corp.                                   67,300           1,430
Patterson Energy, Inc. (a)                               29,000             903
Swift Energy Co. (a)                                     41,900           1,212
Valero Energy Corp.                                     101,200           3,049
Vintage Petroleum, Inc.                                  89,400           1,876
                                                                        -------
                                                                         18,845
                                                                        -------

Finance - 15.0%
AmeriCredit Corp. (a)                                   139,900           3,865
AmerUs Life Holdings, Inc.                               24,000             593
Amli Residential Properties Trust (c)                    11,200             277
Astoria Financial Corp.                                  52,300           1,837
Bank United Corp. Class A                                75,400           3,388
Bedford Property Investors, Inc. (c)                     44,000             855
CBL & Associates Properties, Inc. (c)                    68,400           1,633
Dain Rauscher Corp.                                      18,000           1,448
Downey Financial Corp.                                   36,200           1,213
East West Bancorp, Inc.                                  42,400             721


10 Annual Report

SSgA
Small Cap Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                         Market
                                                         Number          Value
                                                           of            (000)
                                                         Shares            $
                                                        -------         -------
Enhance Financial Services Group, Inc.                   45,500             717
Essex Property Trust, Inc. (c)                           30,400           1,495
FelCor Lodging Trust, Inc. (c)                           92,800           2,065
First Industrial Realty Trust, Inc. (c)                  33,900           1,006
FirstFed Financial Corp. (a)                             68,300           1,229
GBC Bancorp                                               2,900             110
Glimcher Realty Trust (c)                                47,400             729
Greater Bay Bancorp                                       5,000             310
Imperial Bancorp (a)                                     54,000           1,175
Innkeepers USA Trust (c)                                111,400           1,156
Irwin Financial Corp.                                    24,500             363
MeriStar Hospitality Corp. (c)                           88,300           1,954
Metris Companies, Inc.                                   91,698           3,295
Morgan Keegan, Inc.                                       9,000             181
PFF Bancorp, Inc.                                        21,900             438
Prentiss Properties Trust (c)                            71,300           1,733
Provident Bankshares Corp.                               56,595             806
Provident Financial Group, Inc.                          41,800           1,100
Radian Group, Inc.                                       55,700           3,460
Reckson Associates Realty Corp. (c)                      76,600           1,862
RFS Hotel Investors, Inc. (c)                            71,800             898
Riggs National Corp.                                     24,600             292
Security Capital Group, Inc. Class B (a)                 78,600           1,336
Silicon Valley Bancshares (a)                            57,700           3,325
SL Green Realty Corp. (c)                                42,000           1,126
Smith (Charles E.) Residential Realty, Inc. (c)          30,800           1,267
Southwest Bancorporation of Texas, Inc. (a)              35,200           1,021
Southwest Securities Group, Inc.                         63,140           2,095
Tucker Anthony Sutro Corp.                               20,400             481
Urban Shopping Centers, Inc. (c)                         23,000             803
Westamerica Bancorporation                                5,300             160
                                                                        -------
                                                                         53,818
                                                                        -------

General Business - 7.7%
Adminstaff, Inc. (a)                                     33,900           2,763
Advo Systems, Inc. (a)                                   44,300           1,814
Career Education Corp. (a)                               18,800             744
Diamond Technology Partners, Inc. (a)                    28,500           1,817
F.Y.I., Inc. (a)                                         39,300           1,530
Forrester Research, Inc. (a)                             29,000           1,762
Heidrick & Struggles International, Inc. New (a)         35,300           2,047
internet.com Corp. New (a)                               20,300             637
Kronos, Inc. (a)                                         32,200           1,203
Learning Tree International, Inc. (a)                    47,000           3,217
Oakley, Inc. (a)                                         41,500             703
On Assignment, Inc. (a)                                  54,400           1,618
Penton Media, Inc.                                       51,000           1,597
Professional Detailing, Inc. (a)                          2,100             100
R.H. Donnelley Corp. (a)                                 56,000           1,176
SCP Pool Corp. (a)                                       45,000           1,308
Sinclair Broadcast Group, Inc. Class A (a)               87,500           1,050
Sylvan Learning Systems, Inc. (a)                        74,100           1,070
United Stationers, Inc. (a)                              51,500           1,664
                                                                        -------
                                                                         27,820
                                                                        -------

Shelter - 1.0%
NVR, Inc. (a)                                            32,600           2,396
Toll Brothers, Inc. (a)                                  39,000           1,272
                                                                        -------
                                                                          3,668
                                                                        -------

Technology - 25.3%
Actel Corp. (a)                                          45,200           1,986
ADAC Laboratories (a)                                    88,000           1,964
Adtran, Inc. (a)                                         12,300             655
Allaire Corp. (a)                                        86,500           2,930
Alliant Techsystems, Inc. (a)                            28,000           2,158
Amphenol Corp. Class A (a)                               39,000           2,496
AXENT Technologies, Inc. (a)                             96,000           2,280
Benchmark Electronics, Inc. (a)                          24,000           1,239
Braun Consulting, Inc. New (a)                           24,000             387


                                                                Annual Report 11

SSgA
Small Cap Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                         Market
                                                         Number          Value
                                                           of            (000)
                                                         Shares            $
                                                        -------         -------
Cerner Corp. (a)                                         69,200           2,630
Checkpoint Systems, Inc. (a)                             35,600             285
Cognizant Technology Solutions Corp. (a)                 30,800           1,317
Corsair Communications, Inc. (a)                         67,300             740
Credence Systems Corp. (a)                               28,900           1,692
CyberOptics Corp. (a)                                    27,700             802
Dallas Semiconductor Corp.                               64,300           2,660
Dendrite International, Inc. (a)                         28,000             742
Electro Scientific Industries, Inc. (a)                  55,100           2,259
Electroglas, Inc. (a)                                    86,500           1,941
Emulex Corp. (a)                                         23,100           2,414
ESS Technology, Inc. (a)                                 89,800           1,555
Exchange Applications, Inc. (a)                          26,600             648
GaSonics International Corp. (a)                         16,400             391
Go2Net, Inc. (a)                                         39,300           2,709
Hall, Kinion & Associates, Inc. (a)                      39,400           1,298
iNet Technologies, Inc. (a)                              19,600             788
InFocus Corp. (a)                                        83,200           4,025
Insight Enterprises, Inc. (a)                            52,500           2,635
Interwoven, Inc. (a)                                     12,200           1,171
Kemet Corp. (a)                                         104,200           3,126
Littlefuse, Inc. (a)                                     56,500           2,052
Manhattan Associates, Inc. (a)                           35,100           1,628
Marimba, Inc. (a)                                        55,300             933
Microsemi Corp. (a)                                      44,000           1,843
Netopia, Inc. (a)                                        38,500           1,410
PerkinElmer, Inc.                                        24,100           2,167
Plexus Corp. (a)                                          8,500           1,315
Power Integrations, Inc. (a)                            103,000           1,745
Primus Knowledge Solutions, Inc. New (a)                 37,000             863
Progress Software Corp. (a)                              75,800           1,033
Proxicom, Inc. (a)                                       42,500           1,028
Razorfish, Inc. (a)                                      83,300           1,057
Remedy Corp. (a)                                         49,000           1,127
RSA Security, Inc. (a)                                   13,500             797
Sawtek, Inc. (a)                                          7,700             388
Sensormatic Electronics Corp. (a)                       134,800           2,241
Structural Dynamics Research Corp. (a)                    1,500              24
Sybase, Inc. (a)                                         99,600           2,727
Tanning Technology Corp. New (a)                         13,500             219
Technitrol, Inc.                                         26,600           3,392
TelCom Semiconductor, Inc. (a)                           92,000           1,604
Varian Semiconductor Equipment Associates, Inc. (a)      55,000           3,148
Verity, Inc. (a)                                         61,800           2,822
Viant Corp. New (a)                                      62,500             862
WebTrends Corp. (a)                                      73,400           2,761
                                                                        -------
                                                                         91,109
                                                                        -------

Transportation - 1.2%
American Freightways Corp. (a)                           50,500             827
Arkansas Best Corp. (a)                                  42,400             636
Dollar Thrifty Automotive Group, Inc. (a)                44,900           1,016
Landstar Systems, Inc. (a)                               18,200             920
Yellow Corp. (a)                                         65,500             991
                                                                        -------
                                                                          4,390
                                                                        -------

Utilities - 3.6%
Conectiv, Inc.                                           67,000           1,189
Minnesota Power, Inc.                                   113,200           2,512
MRV Communications, Inc. (a)                             18,000           1,388
Price Communications Corp. (a)                          104,770           2,148
Public Service Co. of New Mexico                        113,200           2,420
RGS Energy Group, Inc.                                   34,000             846
Superior Energy Services, Inc. (a)                       25,000             270
Tut Systems, Inc. (a)                                    20,000           2,009
                                                                        -------
                                                                         12,782
                                                                        -------

Total Common Stocks
(cost $315,551)                                                         352,461
                                                                        -------


12 Annual Report

SSgA
Small Cap Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                      Principal         Market
                                                       Amount            Value
                                                        (000)            (000)
                                                          $                $
                                                      ---------         -------
Short-Term Investments - 2.4%
AIM Short-Term Investment Prime Portfolio
    Class A (b)                                           4,839           4,839
Federated Investors Prime Cash Obligations
    Fund (b)                                              3,429           3,429
United States Treasury Bills (b)(d)(e)
     6.130% due 09/14/00                                    299             299
     5.650% due 09/14/00                                    150             150
                                                                        -------

Total Short-Term Investments
(cost $8,717)                                                             8,717
                                                                        -------

Total Investments - 100.4%
(identified cost $324,268)                                              361,178

Other Assets and Liabilities,
Net - (0.4%)                                                             (1,399)
                                                                        -------

Net Assets - 100.0%                                                     359,779
                                                                        =======

(a) Nonincome-producing security.
(b) At amortized cost, which approximates market.
(c) Real Estate Investment Trust (REIT).
(d) Rate noted is yield-to-maturity from date of acquisition.
(e) Held as collateral in connection with futures contracts purchased by the Fund.

                                                                    Unrealized
                                                       Number      Appreciation
                                                         of       (Depreciation)
Futures Contracts                                     Contracts       (000)
                                                      ---------   --------------

Russell 2000 Index
    expiration date 09/00                                   20     $        153
                                                                   ------------

Total Unrealized Appreciation (Depreciation)
    on Open Futures Contracts Purchased                            $        153
                                                                   ============

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Small Cap Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at market (identified cost $324,268) ...........................................   $361,178
Receivables:
    Dividends ..............................................................................        173
    Investments sold .......................................................................     11,868
    Fund shares sold .......................................................................      1,510
    Daily variation margin on futures contracts ............................................         30
Short-term investments held as collateral for securities loaned, at market..................     41,055
                                                                                               --------

        Total assets .......................................................................    415,814

Liabilities
Payables:
    Investments purchased ......................................................   $ 13,883
    Fund shares redeemed .......................................................        734
    Accrued fees to affiliates .................................................        363
Payable upon return of securities loaned, at market ............................     41,055
                                                                                   --------

        Total liabilities ..................................................................     56,035
                                                                                               --------

Net Assets .................................................................................   $359,779
                                                                                               ========

Net Assets Consist of:
Accumulated net realized gain (loss) .......................................................   $ (18,032)
Unrealized appreciation (depreciation) on:
    Investments ............................................................................     36,910
    Futures contracts ......................................................................        153
Shares of beneficial interest ..............................................................         16
Additional paid-in capital .................................................................    340,732
                                                                                               --------

Net Assets .................................................................................   $359,779
                                                                                               ========

Net Asset Value, offering and redemption price per share:
    ($359,778,961 divided by 15,859,286 shares of $.001 par value
        shares of beneficial interest outstanding) .........................................   $  22.69
                                                                                               ========

See accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
Small Cap Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
    Dividends .....................................................    $  3,254
    Interest ......................................................         148
                                                                       --------

        Total investment income ...................................       3,402

Expenses
    Advisory fees ......................................   $  2,508
    Administrative fees ................................        117
    Custodian fees .....................................         92
    Distribution fees ..................................        196
    Transfer agent fees ................................        127
    Professional fees ..................................         19
    Registration fees ..................................         54
    Shareholder servicing fees .........................        445
    Trustees' fees .....................................         10
    Miscellaneous ......................................         22
                                                           --------

    Expenses before reductions .........................      3,590
    Expense reduction ..................................         (7)
                                                           --------

        Expenses, net .............................................       3,583
                                                                       --------

Net investment income (loss) ......................................        (181)
                                                                       --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
    Investments ........................................     39,826
    Futures contracts ..................................          1      39,827
                                                           --------
Net change in unrealized appreciation (depreciation) on:
    Investments ........................................     42,728
    Futures contracts ..................................        153      42,881
                                                           --------    --------

Net realized and unrealized gain (loss) ...........................      82,708
                                                                       --------

Net increase (decrease) in net assets from operations .............    $ 82,527
                                                                       ========

See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA
Small Cap Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                      2000         1999
                                                                    ---------    ---------
Increase (Decrease) in Net Assets

Operations
    Net investment income (loss) ................................   $    (181)   $     678
    Net realized gain (loss) ....................................      39,827      (53,028)
    Net change in unrealized appreciation (depreciation) ........      42,881       88,963
                                                                    ---------    ---------

        Net increase (decrease) in net assets from operations ...      82,527       36,613
                                                                    ---------    ---------

Distributions
    From net investment income ..................................        (238)        (468)
    From net realized gains .....................................          --          (24)
                                                                    ---------    ---------

        Net decrease in net assets from distributions ...........        (238)        (492)
                                                                    ---------    ---------

Share Transactions
    Net increase (decrease) in net assets from share transactions     (74,523)     (28,738)
                                                                    ---------    ---------

Total net increase (decrease) in net assets .....................       7,766        7,383

Net Assets
    Beginning of period .........................................     352,013      344,630
                                                                    ---------    ---------
    End of period (including undistributed net investment income
         of $238 at August 31, 1999) ............................   $ 359,779    $ 352,013
                                                                    =========    =========

See accompanying notes which are an integral part of the financial statements.


16 Annual Report

SSgA
Small Cap Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                Fiscal Years Ended August 31,
                                                  --------------------------------------------------------
                                                    2000        1999        1998        1997        1996
                                                  --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period ..........   $  17.75    $  15.96    $  22.11    $  17.44    $  14.42
                                                  --------    --------    --------    --------    --------

Income From Operations
    Net investment income (loss) (a) ..........       (.01)        .03         .02         .03         .04
    Net realized and unrealized gain (loss) ...       4.96        1.78       (4.54)       5.87        3.25
                                                  --------    --------    --------    --------    --------

        Total income from operations ..........       4.95        1.81       (4.52)       5.90        3.29
                                                  --------    --------    --------    --------    --------

Distributions
    From net investment income ................       (.01)       (.02)       (.04)       (.01)       (.07)
    From net realized gain ....................         --          --       (1.59)      (1.22)       (.20)
                                                  --------    --------    --------    --------    --------

        Total distributions ...................       (.01)       (.02)      (1.63)      (1.23)       (.27)
                                                  --------    --------    --------    --------    --------

Net Asset Value, End of Period ................   $  22.69    $  17.75    $  15.96    $  22.11    $  17.44
                                                  ========    ========    ========    ========    ========

Total Return (%) ..............................      27.92       11.35      (22.32)      35.85       23.14

Ratios/Supplemental Data:
    Net Assets, end of period (in thousands) ..    359,779     352,013     344,630     149,808      55,208

    Ratios to average net assets (%):
        Operating expenses, net ...............       1.07        1.07        1.04        1.00        1.00
        Operating expenses, gross .............       1.07        1.07        1.04        1.09        1.18
        Net investment income (loss) ..........       (.05)        .17         .10         .18         .26

    Portfolio turnover rate (%) ...............     156.41      110.82       86.13      143.79       76.85

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.


                                                                Annual Report 17

SSgA
Small Cap Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Small Cap Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

      International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.


18 Annual Report

SSgA
Small Cap Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2000, the Fund had a net tax basis capital loss carryover of $8,981,463 which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2007. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $8,659,636 incurred from November 1, 1999 to August 31, 2000, and treat it as arising in the fiscal year 2001.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                                  Net
                                                               Unrealized
           Federal Tax     Unrealized        Unrealized       Appreciation
              Cost        Appreciation     (Depreciation)    (Depreciation)
          ------------    ------------     --------------    --------------
          $324,310,480    $ 58,155,465     $ (21,287,789)    $   36,867,676

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in futures and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Futures: The Fund utilizes exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $517,064,833 and $595,690,375, respectively.


                                                                Annual Report 19

SSgA
Small Cap Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2000, the value of outstanding securities on loan and the value of collateral amounted to $39,575,061 and $41,055,048, respectively. Included in interest income is securities lending income of $145,510 for the year ended August 31, 2000.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $6,871 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items.


20 Annual Report

SSgA
Small Cap Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, the following percentages of the combined average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. The Administrator will charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175% to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $80,911, $5,387, $236,711, $325 and $55,911, by the Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.


                                                                Annual Report 21

SSgA
Small Cap Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with SSBSI, an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $13,365 for the year ended August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

         Advisory fees                       $216,415
         Administration fees                   13,562
         Custodian fees                        16,561
         Distribution fees                      9,436
         Shareholder servicing fees            71,584
         Transfer agent fees                   34,336
         Trustees' fees                         1,534
                                             --------
                                             $363,428
                                             ========

      Beneficial Interest: As of August 31, 2000, one shareholder was a record owner of approximately 29% of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                            Fiscal Years Ended August 31,
                                     ------------------------------------------
                                            2000                  1999
                                     -------------------    -------------------
                                      Shares    Dollars      Shares    Dollars
                                     -------   ---------    -------   ---------
      Proceeds from shares sold       10,079   $ 203,755     20,403   $ 358,555
      Proceeds from reinvestment
        of distributions                  11         180         23         405
      Payments for shares redeemed   (14,067)   (278,458)   (22,182)   (387,698)
                                     -------   ---------    -------   ---------

      Total net increase (decrease)   (3,977)  $ (74,523)    (1,756)  $ (28,738)
                                     =======   =========    =======   =========

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Miscellaneous Expenses on the Statement of Operations include $3,578 of interest paid under the interfund lending program.


22 Annual Report

SSgA Small Cap Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


                                                                Annual Report 23

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                          US Treasury Money Market Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                          US Treasury Money Market Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page

Chairman's Letter...........................................................   4

Portfolio Management Discussion and Analysis................................   6

Report of Independent Accountants...........................................   8

Financial Statements........................................................   9

Financial Highlights........................................................  14

Notes to Financial Statements...............................................  15

Fund Management and Service Providers.......................................  19

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA US Treasury Money Market Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA US Treasury Money Market Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA US Treasury Money Market Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

                                     [PHOTO]

                               Timothy B. Harbert
                      President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Lisa Hatfield, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA US Treasury Money Market Fund since March 1999. Ms. Hatfield is the Unit Head of the cash desk with responsibility for the SSgA money market funds, several short-term funds and enhanced cash portfolios. Prior to joining SSgA, she was a portfolio manager with State Street's Investment Research Department, where she managed the securities lending reinvestment funds since their inception in 1987, as well as other money market portfolios. She received a BS from Suffolk University. There are ten other portfolio managers working with Ms. Hatfield.


                                                                 Annual Report 5

SSgA US Treasury Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize current income while preserving capital and liquidity.

Invests in: US Treasury notes and bills, and repurchase agreements backed by those securities.

Strategy: Fund Managers base their decisions on the relative attractiveness of different money market investments, which vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                                       Salomon Smith Barney
Dates           US Treasury Money Market Fund      3-Month Treasury Bill Index**
Inception*                 $10,000                        $10,000
1994                       $10,251                        $10,277
1995                       $10,813                        $10,851
1996                       $11,399                        $11,431
1997                       $12,010                        $12,031
1998                       $12,675                        $12,659
1999                       $13,288                        $13,248
2000                       $14,039                        $13,978

================================================================================

Performance Review

The Fund had a total return of 5.65% for the fiscal year ended August 31, 2000. This compared favorably to the Salomon Smith Barney 3-Month Treasury Bill Index, which returned 5.51% for the same period. The Fund's performance is net of operating expenses, while Index results do not include expenses of any kind. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well-known representation of money market rates.

The market environment for the last year began with the Federal Open Market Committee (FOMC) tightening monetary policy due to strong domestic growth and rejuvenated demand from abroad. The FOMC raised rates by 25 basis points in June, August and November 1999, bringing the Fed Funds target from 4.75% to 5.50%. The FOMC took no action at its December meeting, but followed a strategy of injecting the economy with massive amounts of cash to ease

--------------------------------------------------------------------------------
SSgA US Treasury Money Market Fund
--------------------------------------------------------------------------------
   Period Ended            Growth of            Total
     08/31/00               $10,000             Return
-------------------     ---------------        --------
1 Year                  $        10,565          5.65%
5 Years                 $        12,983          5.36%+
Inception               $        14,039          5.15%+

--------------------------------------------------------------------------------
Salomon Smith Barney 3-Month Treasury Bill Index
--------------------------------------------------------------------------------
   Period Ended            Growth of            Total
     08/31/00               $10,000             Return
-------------------     ---------------        --------
1 Year                  $        10,551          5.51%
5 Years                 $        12,882          5.20%+
Inception               $        13,978          5.09%+

See related Notes on following page.


6 Annual Report

SSgA US Treasury Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Y2K liquidity concerns. Fourth quarter GDP logged an impressive 8.3% due to Y2K inventory building supported by the generous liquidity provisions from the Federal Reserve. This surfeit of liquidity, in effect, loosened monetary policy when in fact tight labor markets and excess demand called for tightening.

First quarter 2000 GDP followed with a 4.8% growth rate. To achieve a more sustainable rate of growth, the Federal Reserve Board needed to take back the excess liquidity and slow the economy. The FOMC did so by raising interest rates by 100 basis points in the first half of 2000. Although GDP advanced 5.4% throughout the second quarter of 2000, fears of inflation were tempered by the fact that productivity grew at 5% for the same period. The FOMC opted to leave rates unchanged at the June and August meetings while maintaining a cautious stance going forward. The Manager continues to be cautious about future FOMC policy, considering the trend in rising oil prices as well as the upcoming presidential election.

Market and Portfolio Highlights

In the last fiscal year, the SSgA US Treasury Money Market Fund was managed consistently with its objective of providing safety of principal and liquidity by investing in treasury securities and providing competitive returns. The Fund's net assets increased slightly in size by $15 million over the past year to $1.1 billion at August 31, 2000.

During the fall tightening period the Fund was managed with liquidity as a primary concern, with maturing positions remaining in cash and very liquid short-term securities throughout the last calendar quarter of 1999. This large cash position served to hedge against Y2K liquidity concerns and helped with the substantial swings in assets related to calendar year-end 1999. Perceived as a "safe haven", Treasury securities traded very expensively throughout the tightening period and year end, as investors parked cash in the safety of the short Treasury market. Short dated Treasury yields continued to drop as the Treasury reduced the size of bill auctions causing a supply and demand imbalance. Throughout the period, overnight repurchase agreements significantly outyielded Treasury bills and notes. Consequently, as Treasury bills and notes in the Fund matured, the money was largely reinvested into repos, taking advantage of yields that are priced close to the Fed funds target. Issuance of short term cash management bills provided some Treasury supply priced at attractive levels. In this environment, the Fund's average days to maturity steadily declined, from 39 days at the beginning of the fiscal year, to 8 days at August 31, 2000, with over 68% of the Fund invested in overnight maturities. With the yield curve's potential to steepen on negative inflation news, the Manager will look for those opportunities to extend duration and add yield.

                                   ----------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on December 1, 1993. Index comparison also began on December 1, 1993.

** Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

An investment in a money market fund is neither insured nor guaranteed by the US Government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA US Treasury Money Market Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000
                                           /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
US Treasury Money Market Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                                            Principal
                                                                              Amount                Date      Value
                                                                              (000)        Rate      of       (000)
                                                                                $            %    Maturity      $
                                                                            ---------      -----  --------   -------
United States Government - 31.9%
United States Treasury Bills                                                 200,000       6.340  09/21/00   199,295
United States Treasury Bills                                                 100,000       6.395  09/21/00    99,645
United States Treasury Bills                                                  50,000       6.130  09/28/00    49,776
                                                                                                           ---------

Total United States Government (cost $348,716)                                                               348,716
                                                                                                           ---------

Total Investments - 31.9% (amortized cost $348,716)                                                          348,716
                                                                                                           ---------
Repurchase Agreements - 68.6%
Agreement with ABN AMRO Securities (USA) Inc. of $50,000 acquired August 31,
    2000 at 6.600% to be repurchased at $50,009 on September 1, 2000, collateralized by:
        $50,032 various United States Treasury Obligations valued at $51,057                                  50,000
Agreement with Bank One Capital Corp. and Chase Bank (Tri-Party) of $50,000
    acquired August 31, 2000 at 6.600% to be repurchased at $50,009 on September
    1, 2000, collateralized by:
        $50,955 various United States Treasury Obligations valued at $51,003                                  50,000
Agreement with Bear Stearns & Co., Inc. of $250,000
    acquired August 31, 2000 at 6.620% to be repurchased at $250,046 on
    September 1, 2000, collateralized by:
        $414,748 various United States Treasury Strips valued at $255,328                                    250,000
Agreement with Deutsche Bank of $50,000
    acquired August 31, 2000 at 6.610% to be repurchased at $50,009 on September
    1, 2000, collateralized by:
        $45,350 various United States Treasury Obligations valued at $51,483                                  50,000
Agreement with Lehman Brothers, Inc. of $51,210
    acquired August 31, 2000 at 6.600% to be repurchased at $51,219 on September
    1, 2000, collateralized by:
        $49,630 various United States Treasury Obligations valued at $52,331                                  51,210
Agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc. of $50,000 acquired August 31, 2000 at 6.600% to be repurchased at $50,009 on September
    1, 2000, collateralized by:
        $49,395 various United States Treasury Obligations valued at $51,002                                  50,000


                                                                 Annual Report 9

SSgA
US Treasury Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                                                              Value
                                                                                                              (000)
                                                                                                                $
                                                                                                             -------
Agreement with Warburg Dillon Reed, L.L.C. of $250,000
    acquired August 31, 2000 at 6.600% to be repurchased at $250,046 on
    September 1, 2000, collateralized by:
        $255,742 various United States Treasury Obligations valued at $256,251                               250,000
                                                                                                           ---------

Total Repurchase Agreements (identified cost $751,210)                                                       751,210
                                                                                                           ---------

Total Investments and Repurchase Agreements - 100.5% (cost $1,099,926)(a)                                  1,099,926

Other Assets and Liabilities, Net - (0.5%)                                                                   (6,013)
                                                                                                           ---------

Net Assets - 100.0%                                                                                        1,093,913
                                                                                                           =========

(a) The identified cost for federal income tax purposes is the same as shown above.

See accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
US Treasury Money Market Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at amortized cost which approximates market ...........................   $  348,716
Repurchase agreements (identified cost $751,210) ..................................      751,210
Interest receivable ...............................................................          138
Prepaid expenses ..................................................................           16
                                                                                      ----------

        Total assets ..............................................................    1,100,080

Liabilities
Payables:
    Dividends ........................................................   $    5,936
    Accrued fees to affiliates .......................................          231
                                                                         ----------

        Total liabilities .........................................................        6,167
                                                                                      ----------

Net Assets ........................................................................   $1,093,913
                                                                                      ==========

Net Assets Consist of:
Accumulated net realized gain (loss) ..............................................   $       29
Shares of beneficial interest .....................................................        1,094
Additional paid-in capital ........................................................    1,092,790
                                                                                      ----------

Net Assets ........................................................................   $1,093,913
                                                                                      ==========

Net Asset Value, offering and redemption price per share:
    ($1,093,913,250 divided by 1,093,895,680 shares of $.001 par value
        shares of beneficial interest outstanding) ................................   $     1.00
                                                                                      ==========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
US Treasury Money Market Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
    Interest .....................................................       $60,277
                                                                         -------

Expenses
    Advisory fees ...................................      $ 2,641
    Administrative fees .............................          338
    Custodian fees ..................................          364
    Distribution fees ...............................          218
    Transfer agent fees .............................           71
    Professional fees ...............................           21
    Registration fees ...............................           32
    Shareholder servicing fees ......................          264
    Trustees' fees ..................................           22
    Miscellaneous ...................................           33
                                                           -------

    Expenses before reductions ......................        4,004
    Expense reductions ..............................       (1,891)
                                                           -------

        Expenses, net ............................................         2,113
                                                                         -------

Net investment income ............................................        58,164
                                                                         -------

Net Realized Gain (Loss)
Net realized gain (loss) on investments ..........................            27
                                                                         -------

Net increase in net assets from operations .......................       $58,191
                                                                         =======

See accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
US Treasury Money Market Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                          2000           1999
                                                                       -----------    -----------
Increase (Decrease) in Net Assets

Operations
    Net investment income ..........................................   $    58,164    $    48,643
    Net realized gain (loss) .......................................            27             --
                                                                       -----------    -----------

        Net increase in net assets from operations .................        58,191         48,643
                                                                       -----------    -----------

Distributions
    From net investment income .....................................       (58,164)       (48,643)
                                                                       -----------    -----------

Share Transactions
    Net increase (decrease) in net assets from share transactions ..       (21,728)       115,247
                                                                       -----------    -----------

Total net increase (decrease) in net assets ........................       (21,701)       115,247

Net Assets
    Beginning of period ............................................     1,115,614      1,000,367
                                                                       -----------    -----------

    End of period ..................................................   $ 1,093,913    $ 1,115,614
                                                                       ===========    ===========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
US Treasury Money Market Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     Fiscal Years Ended August 31,
                                                  ------------------------------------------------------------------
                                                     2000          1999          1998          1997          1996
                                                  ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period ..........   $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                  ----------    ----------    ----------    ----------    ----------
Income From Operations
    Net investment income .....................        .0551         .0473         .0540         .0515         .0529
                                                  ----------    ----------    ----------    ----------    ----------
Distributions
    From net investment income ................       (.0551)       (.0473)       (.0540)       (.0515)       (.0529)
                                                  ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Period ................   $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                  ==========    ==========    ==========    ==========    ==========

Total Return (%) ..............................         5.65          4.84          5.53          5.36          5.42

Ratios/Supplemental Data:
    Net Assets, end of period (in thousands) ..    1,093,913     1,115,614     1,000,367       916,845       189,004

    Ratios to average net assets (%):
        Operating expenses, net (a) ...........          .20           .20           .20           .20           .20
        Operating expenses, gross (a) .........          .38           .39           .39           .46           .38
        Net investment income .................         5.51          4.73          5.40          5.28          5.29

(a)   See Note 4 for current period amounts.


14 Annual Report

SSgA
US Treasury Money Market Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA US Treasury Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

      Securities transactions: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

      Investment income: Interest income is recorded daily on the accrual basis.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each funds' shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      Dividends and distributions to shareholders: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.


                                                                Annual Report 15

SSgA
US Treasury Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Repurchase agreements: The Fund may engage in repurchase and tri-party repurchase agreements with certain qualified financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. State Street Bank and Trust Company (the "Adviser") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases, sales and maturities of US Government and Agency obligations, excluding repurchase agreements aggregated to $2,369,938,597, $722,031,674 and $1,830,000,000, respectively.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Adviser has voluntarily agreed to waive .15% of its .25% advisory fee. The Adviser has also voluntarily agreed to reimburse the Fund for all expenses in excess of .20% of its average daily net assets on an annual basis. The total amounts of the waiver and reimbursement for the year ended August 31, 2000 were $1,045,420 and $827,844, respectively. As of August 31, 2000, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $17,734 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of


16 Annual Report

SSgA
US Treasury Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser. For these services, the Fund pays .025% to the Adviser, based upon the average daily value of all Fund shares held. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $264,024 by the Adviser.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.


                                                                Annual Report 17

SSgA
US Treasury Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

         Advisory fees                $ 84,399
         Administration fees            34,986
         Custodian fees                 45,135
         Distribution fees              24,270
         Shareholder servicing fees     23,821
         Transfer agent fees            16,537
         Trustees' fees                  2,316
                                      --------
                                      $231,464
                                      ========

      Beneficial Interest: As of August 31, 2000, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 52% and 37%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (On a Constant Dollar Basis):

                                                        (amounts in thousands)
                                                     Fiscal Years Ended August 31,
                                                     -----------------------------
                                                          2000           1999
                                                      -----------    -----------
     Proceeds from shares sold ....................    12,519,352      8,297,431
     Proceeds from reinvestment of distributions ..        16,242          9,755
     Payments for shares redeemed .................   (12,557,322)    (8,191,939)
                                                      -----------    -----------
     Total net increase (decrease) ................       (21,728)       115,247
                                                      ===========    ===========

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.


18 Annual Report

SSgA US Treasury Money Market Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Assistant Secretary, Assistant
      Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Secretary
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


                                                                Annual Report 19

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                                 Yield Plus Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                                 Yield Plus Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page

Chairman's Letter.........................................................     4

Portfolio Management Discussion and Analysis..............................     6

Report of Independent Accountants.........................................     8

Financial Statements......................................................     9

Financial Highlights......................................................    14

Notes to Financial Statements.............................................    15

Fund Management and Service Providers.....................................    21

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Yield Plus Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Yield Plus Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Yield Plus Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer


                                     [PHOTO]

                               Timothy B. Harbert
                     President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Maria Pino, CFA, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Yield Plus Fund since May 2000. Ms. Pino joined the firm in 1997. Previously, Ms. Pino managed non-ERISA assets in a short term fixed income fund and a money market fund at Partners HealthCare System, Inc. Prior to this, she managed fixed income assets for the Commonwealth of Massachusetts State Employees and Teachers Pension Fund. She has been working in the investment management field since 1981. She holds a BS in Accounting from Providence College, an MA in Economics from Northeastern University and an MBA from Boston University. There are ten other portfolio managers working with Ms. Pino.



                                                                 Annual Report 5

SSgA Yield Plus Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize current income; preservation of capital and liquidity. .

Invests in: High quality, investment grade, debt instruments including: US Treasuries and Government agencies, corporate bonds, asset-backed securities, mortgage-backed securities, and high quality money market instruments maintaining a duration of one year or less.

Strategy: Fund Managers base their decisions on the relative attractiveness of different sectors and issues which vary depending on the general level of interest rates, market determined risk premiums, as well as supply and demand imbalances in the market.

-------------------------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  Salomon Smith Barney 3-Month       Salomon Smith Barney 6-Month
Dates        Yield Plus Fund         Treasury Bill Index++             Treasury Bill Index++++
Inception*       $10,000                    $10,000                            $10,000
   1993          $10,285                    $10,256                            $10,273
   1994          $10,660                    $10,621                            $10,650
   1995          $11,301                    $11,213                            $11,271
   1996          $11,948                    $11,813                            $11,888
   1997          $12,626                    $12,433                            $12,532
   1998          $13,308                    $13,082                            $13,209
   1999          $13,929                    $13,688                            $13,842
   2000          $14,804                    $14,445                            $14,621
=================================================================================================

Performance Review

For the fiscal year ended August 31, 2000, the Fund had a total return of 6.28%. This compared favorably to the return of 5.51% for the benchmark, the Salomon 3-Month Treasury Bill Index. The Fund's performance is net of operating expenses, while Index results do not include expenses of any kind.

Market and Portfolio Highlights

The year began on a positive note as economic data suggested ailing foreign economies were on the mend. Federal Open Market Committee (FOMC) members, faced with strong domestic growth and rejuvenated demand from abroad, responded by tightening monetary policy. The FOMC raised rates by 25 basis points in June, August and November 1999, bringing the Fed Funds target from 4.75% to 5.50%. The FOMC took no action at its December meeting, but followed a strategy of injecting the economy with massive amounts of cash to ease Y2K liquidity concerns. Fourth quarter GDP logged an impressive 8.3% due to Y2K inventory building

--------------------------------------------------------------------------------
SSgA Yield Plus Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
-----------------     ------------        ------
1 Year                $     10,628         6.28%
5 Years               $     13,100         5.55%+
Inception             $     14,804         5.15%+

--------------------------------------------------------------------------------
Salomon Smith Barney 3-Month Treasury Bill Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
-----------------     ------------        ------
1 Year                $     10,551         5.51%
5 Years               $     12,882         5.20%+
Inception             $     14,445         4.81%+

--------------------------------------------------------------------------------
Salomon Smith Barney 6-Month Treasury Bill Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
-----------------     ------------        ------
1 Year                $     10,561         5.61%
5 Years               $     12,972         5.34%+
Inception             $     14,621         4.97%+

See related Notes on following page.


6 Annual Report

SSgA Yield Plus Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

supported by the generous liquidity provisions from the Federal Reserve. This surfeit of liquidity, in effect, loosened monetary policy when in fact tight labor markets and excess demand called for tightening.

First quarter 2000 GDP followed with 4.8% growth rate. The Federal Reserve needed to take back the excess liquidity and slow the economy to achieve a more sustainable rate of growth and dampen the risks of inflation. The FOMC did so by raising interest rates by 100 basis points in the first half of 2000. Although GDP advanced 5.4% throughout the second quarter of 2000, fears of inflation were tempered by the fact that productivity grew at 5% for the same period. The FOMC opted to leave rates unchanged at the June and August meetings while maintaining a cautious stance going forward.

By the end of August 2000, the yield curve had stabilized, with the 3-month LIBOR at 6.67%, the 6-month LIBOR at 6.80% and the 12-month LIBOR at 6.92%. At August 31, 2000, the two-year Treasury was at 6.17%, the 10-year was at 5.73% and the 30-year bond was at 5.67%. This inversion in the Treasury yield curve can be attributed to a combination of low future inflation expectations and dramatically reduced Treasury supply.

The shape of the yield curve, credit considerations, Y2K concerns, and possible future increases in interest rates led to a defensive investment strategy for most of the year. The yield on the two-year Treasury reached a high of 6.23% in December 1999. Issuance was expected to balloon during the fall, as issuers sought funding earlier in the year to avoid any year-end market disruptions due to Y2K. The anticipation of the increase in issuance caused credit spreads to widen. The Fund took advantage of the spread widening and purchased securities cheaper than they had been earlier in the year. However, the expected issuance did not materialize and spreads tightened in December 1999.

The short end of the yield curve was quite volatile during the first eight months of 2000. The two-year Treasury traded in a range between a high of 6.91% and a low of 6.13%. The Fund's most significant changes occurred in the portfolio's industry diversification. The allocation to ABS credit cards increased from 6% to 25% of the portfolio and represented a shift from unsecured credits to AAA secured credits. Although the finance allocation only declined from 8% to 5% of the portfolio, a strategic shift was made from lower quality, stand-alone finance companies to higher quality finance companies backed by a strong parent.

-------------------------------------------------------------
Top Ten Issuers
(as a percent of Total Investments)           August 31, 2000
-------------------------------------------------------------

US Bancorp                                          5.6%
Wells Fargo Co.                                     5.5
First USA Credit Card Master Trust                  5.3
Chase Manhattan Corp.                               5.1
DaimlerChrysler North America                       5.1
SLM Student Loan Trust                              4.9
Ford Motor Credit Co.                               4.9
Chase Credit Card Master Trust                      4.3
MBNA Master Credit Card Trust                       4.1
Capital One Master Trust                            4.1
-------------------------------------------------------------

                     ---------------------------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on November 9, 1992. Index comparisons began November 1, 1992.

+
+    Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

++
++ The total return calculated for the Salomon Smith Barney 6-Month Treasury Bills Index includes principal gain or loss, income and reinvestment of proceeds. The Index is based on a rolling maturity concept and holding the bond to maturity. For example, the Index will contain, at any point, issues with 1-6 months of remaining maturity.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Yield Plus Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000

                                         /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Yield Plus Fund

Statement of Net Assets
                                                                 August 31, 2000

                                            Principal    Market
                                              Amount      Value
                                              (000)       (000)
                                                $           $
                                            ---------    ------
Long-Term Investments - 91.2%
Asset-Backed Securities - 42.0%
American Express Credit Account
   Master Trust
   Series 2000-2 Class A
     6.784% due 09/15/07 (a)                  16,000     16,015
Capital One Master Trust
   Series 1999-1 Class A
     6.759% due 07/16/07 (a)                  20,000     19,981
Chase Credit Card Master Trust
   Series 1999-1 Class A
     6.779% due 09/15/06 (a)                  16,000     16,028
   Series 2000-1 Class A
     6.789% due 06/15/07 (a)                   5,000      4,998
CIT RV Trust
   Series 1996-A Class A
     5.400% due 12/15/11                       4,861      4,805
Citibank Credit Card Master Trust I
   Series 1998-1 Class A
     5.750% due 01/15/03                       4,000      3,982
Distribution Financial Services
   Trust
   Series 1999-1 Class A4
     5.840% due 10/17/11                       9,000      8,818
EQCC Home Equity Loan Trust
   Series 1999-3 Class A2F
     6.887% due 10/25/13                      10,000      9,904
First USA Credit Card Master Trust
   Series 1997-2 Class A
     6.750% due 01/17/07 (a)                  10,176     10,182
   Series 1997-7 Class A
     6.718% due 05/17/07 (a)                   7,500      7,491
   Series 1999-1 Class A
     6.770% due 10/19/06 (a)                   8,658      8,672
Fleet Credit Card Master Trust
   Series 1999-D Class A
     6.839% due 04/16/07 (a)                   8,500      8,519
Ford Credit Auto Owner Trust
   Series 2000-D Class A4
     7.130% due 07/15/04                       5,000      5,025
GE Capital Mortgage Services, Inc.
   Series 1997-HE3 Class A3
     6.520% due 08/25/13                       1,207      1,200
MBNA Master Credit Card Trust
   Series 1999-H Class A
     6.944% due 09/15/06 (a)                  20,000     20,044
Providian Master Trust
   Series 1999-1 Class A
     6.849% due 01/15/09 (a)                   9,000      9,031
Saxon Asset Securities Trust
   Series 1998-3 Class AF2
     5.750% due 05/25/18 (a)                   9,220      9,142
SLM Student Loan Trust
   Series 1998-2 Class A1
     6.867% due 04/25/07 (a)                  12,148     12,081
   Series 2000-3 Class A1L
     6.599% due 04/25/08 (a)                  12,000     11,990
Superior Wholesale Inventory
   Financing Trust
   Series 2000-A Class A
     6.905% due 04/15/07 (a)                  15,000     14,991
Wachovia Credit Card Master Trust
   Series 1999-1 Class A
     6.769% due 08/15/06 (a)                   5,000      5,007
                                                       --------
                                                        207,906
                                                       --------

Corporate Bonds and Notes - 44.9%
Bank of America Corp.
   Series H
     6.878% due 03/19/02 (a)                   8,000      8,000
     7.350% due  04/03/02                      2,000      2,005
Bank of America NA
     6.860% due 03/15/02 (a)                  15,000     15,000
Boeing Capital Corp.
     6.870% due 03/27/02 (a)                  12,500     12,482
Chase Manhattan Corp.
   Series C
     6.831% due 03/22/02 (a)                  25,000     25,005
DaimlerChrysler North America
   Holding Corp.
   Series B
     6.670% due 02/15/02                      10,000      9,977
   Series C
     6.900% due 03/15/02 (a)                  15,000     14,990
Fleet National Bank
     6.836% due 02/01/02 (a)                   9,500      9,503


                                                                 Annual Report 9

SSgA
Yield Plus Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                            Principal    Market
                                              Amount      Value
                                              (000)       (000)
                                                $           $
                                            ---------    ------
FleetBoston Financial Corp.
   Series P
     6.851% due 05/01/02 (a)                  17,500     17,493
Ford Motor Credit Co.
     6.500% due 02/28/02                       6,000      5,935
     6.928% due 03/19/02 (a)                   5,000      5,001
     6.994% due 07/16/02 (a)                  13,000     13,015
Main Place Funding, LLC
   Series 99-1
     6.810% due 05/28/02 (a)                   8,000      7,983
Merrill Lynch & Co.
   Series B
     6.771% due 11/09/01 (a)                   2,000      2,002
     7.194% due 01/11/02 (a)                   5,000      5,022
Morgan Stanley Dean Witter & Co.
   Series 1
     6.838% due 01/28/02 (a)                   4,900      4,906
   Series C
     6.910% due 04/08/02 (a)                   9,000      8,999
US Bancorp
   Series L
     6.941% due 02/03/03 (a)                  27,500     27,485
Wells Fargo Co.
     6.814% due 04/26/02 (a)                  27,000     27,027
                                                       --------
                                                        221,830
                                                       --------

Eurodollar Bonds - 3.3%
Holmes Financing PLC
   Series 1 Class 1A
     6.834% due 07/15/05 (a)                   6,000      6,000
Lehman Brothers Holdings PLC
     7.089% due 11/06/00 (a)                   2,280      2,281
Vodafone Group PLC
     6.962% due 12/19/01 (a)                   8,000      8,006
                                                       --------
                                                         16,287
                                                       --------

Mortgage-Backed Securities - 1.0%
Federal Home Loan Mortgage Corp. Participation
   Certificate
     7.000% due 2000                              99         99
Federal National Mortgage Association
     8.000% due 2013                           3,345      3,350
Government National Mortgage
   Association
     8.000% due 2012                           1,323      1,350
                                                       --------
                                                          4,799
                                                       --------

Total Long-Term Investments
(cost $451,089)                                         450,822
                                                       --------

Short-Term Investments - 8.6%
AIM Short Term Investment Prime
   Portfolio Class A (b)                      23,751     23,751
Federal Home Loan Bank
     6.660% due 04/06/01                      10,000      9,995
Federated Investors Prime Cash
   Obligations Fund (b)                        8,756      8,756
                                                       --------

Total Short-Term Investments
(cost $42,502)                                           42,502
                                                       --------

Total Investments - 99.8%
(identified cost $493,591)                              493,324

Other Assets and Liabilities,
Net - 0.2%                                                1,052
                                                       --------

Net Assets - 100.0%                                     494,376
                                                       ========

(a)  Adjustable or floating rate security.
(b)  At amortized cost, which approximates market.

See accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
Yield Plus Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at market (identified cost $493,591) ....................................   $ 493,324
Receivables:
   Dividends and interest ...........................................................       4,002
   Fund shares sold .................................................................          90
Prepaid expenses ....................................................................          22
                                                                                        ---------

      Total assets ..................................................................     497,438

Liabilities
Payables:
   Dividends ............................................................   $   2,802
   Fund shares redeemed .................................................          49
   Accrued fees to affiliates ...........................................         177
   Other accrued expenses ...............................................          34
                                                                            ---------

      Total liabilities .............................................................       3,062
                                                                                        ---------

Net Assets ..........................................................................   $ 494,376
                                                                                        =========

Net Assets Consist of:
Accumulated distributions in excess of net investment income ........................   $     (51)
Accumulated net realized gain (loss) ................................................      (5,723)
Unrealized appreciation (depreciation) on investments ...............................        (267)
Shares of beneficial interest .......................................................          50
Additional paid-in capital ..........................................................     500,367
                                                                                        ---------

Net Assets ..........................................................................   $ 494,376
                                                                                        =========

Net Asset Value, offering and redemption price per share:
   ($494,376,237 divided by 49,858,439 shares of $.001 par value
      shares of beneficial interest outstanding) ....................................   $    9.92
                                                                                        =========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
Yield Plus Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Interest ............................................................  $ 32,793
   Dividends ...........................................................     1,319
                                                                          --------

      Total investment income ..........................................    34,112

Expenses
   Advisory fees ...........................................  $  1,350
   Administrative fees .....................................       172
   Custodian fees ..........................................       114
   Distribution fees .......................................       210
   Transfer agent fees .....................................        65
   Professional fees .......................................        24
   Registration fees .......................................        41
   Shareholder servicing fees ..............................       256
   Trustees' fees ..........................................        14
   Miscellaneous ...........................................        28
                                                              --------

   Expenses before reduction ...............................     2,274
   Expense reductions ......................................       (25)
                                                              --------

      Expenses, net ....................................................     2,249
                                                                          --------

Net investment income ..................................................    31,863
                                                                          --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments .............................................    (2,505)
   Futures contracts .......................................      (315)
   Options written .........................................        51      (2,769)
                                                              --------
Net change in unrealized appreciation (depreciation) on:
   Investments .............................................     3,286
   Futures contracts .......................................       149       3,435
                                                              --------    --------

Net realized and unrealized gain (loss) ................................       666
                                                                          --------

Net increase (decrease) in net assets from operations ..................  $ 32,529
                                                                          ========

See accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Yield Plus Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                              2000         1999
                                                                           ---------    ---------
Increase (Decrease) in Net Assets

Operations
   Net investment income ...............................................   $  31,863    $  33,673
   Net realized gain (loss) ............................................      (2,769)        (961)
   Net change in unrealized appreciation (depreciation) ................       3,435       (2,482)
                                                                           ---------    ---------

      Net increase (decrease) in net assets from operations ............      32,529       30,230
                                                                           ---------    ---------

Distributions
   From net investment income ..........................................     (31,863)     (33,700)
                                                                           ---------    ---------

Share Transactions
   Net increase (decrease) in net assets from share transactions .......     (31,784)    (143,501)
                                                                           ---------    ---------

Total net increase (decrease) in net assets ............................     (31,118)    (146,971)

Net Assets
   Beginning of period .................................................     525,494      672,465
                                                                           ---------    ---------
   End of period (including accumulated distributions in excess of
      net investment income of $51 and $108, respectively) .............   $ 494,376    $ 525,494
                                                                           =========    =========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Yield Plus Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                 Fiscal Years Ended August 31,
                                                    --------------------------------------------------------
                                                      2000        1999        1998        1997        1996
                                                    --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period ............   $   9.90    $   9.97    $  10.01    $  10.00    $  10.00
                                                    --------    --------    --------    --------    --------

Income From Operations
   Net investment income (a) ....................        .59         .54         .57         .54         .56
   Net realized and unrealized gain (loss) ......        .01        (.07)       (.04)        .01          --
                                                    --------    --------    --------    --------    --------

      Total income from operations ..............        .60         .47         .53         .55         .56
                                                    --------    --------    --------    --------    --------

Distributions
   From net investment income ...................       (.58)       (.54)       (.57)       (.54)       (.56)
                                                    --------    --------    --------    --------    --------

Net Asset Value, End of Period ..................   $   9.92    $   9.90    $   9.97    $  10.01    $  10.00
                                                    ========    ========    ========    ========    ========

Total Return (%) ................................       6.28        4.67        5.40        5.67        5.73

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) .....    494,376     525,494     672,465     840,055     933,485

   Ratios to average net assets (%):
      Operating expenses ........................        .42         .41         .41         .38         .36
      Net investment income .....................       5.90        5.29        5.66        5.42        5.59

   Portfolio turnover rate (%) ..................     162.12      167.12      249.10       92.38       97.05

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.


14 Annual Report

SSgA
Yield Plus Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Yield Plus Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price.

      Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.


                                                                Annual Report 15

SSgA
Yield Plus Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2000, the Fund had net tax basis capital loss carryovers of $1,086,432, $1,891,302 and $80,342, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates of August 31, 2004, August 31, 2007, and August 31, 2008, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $2,664,723 incurred from November 1, 1999 to August 31, 2000, and treat it as arising in fiscal year 2001.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                         Net Unrealized
       Federal Tax       Unrealized       Unrealized      Appreciation
          Cost          Appreciation    (Depreciation)   (Depreciation)
      ------------      ------------    --------------   --------------
      $493,591,207        $249,373        $(516,154)       $(266,781)

      Dividends and distributions to shareholders: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in certain fixed income securities purchased at a discount, futures, mortgage-backed securities, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Forward commitments/Mortgage dollar rolls: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days)(i.e., a "forward commitment" or "delayed settlement" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund purchases a mortgage security and sells a similar mortgage security before settlement of the purchased mortgage security occurs. The Fund may realize a short-term gain (or loss), based on market movements, upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund will be segregated on the Fund's records in a dollar amount sufficient to make payment for the portfolio securities to be purchased at the trade date and maintained until the transaction is settled. A forward commitment


16 Annual Report

SSgA
Yield Plus Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

      Derivatives: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

      The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

      Futures: The Fund utilizes exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

      Options: The Fund may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. This Fund may also purchase and sell call and put options on foreign currencies.

      When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.


                                                                Annual Report 17

SSgA
Yield Plus Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      The Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund's exposure to off balance sheet risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases and sales of investment securities, excluding US Government and Agency obligations, short-term investments, futures contracts, and repurchase agreements aggregated to $756,241,760 and $693,848,946, respectively.

      For the year ended August 31, 2000, purchases and sales of US Government and Agency obligations, excluding short-term investments and futures contracts, aggregated to $56,062,016 and $147,303,868, respectively.

      Written Options Contracts: Fund transactions in written options contracts for the year ended August 31, 2000 were as follows:

                                                     Written Options

                                          Notional Value (1)       Premiums
                                                (000)              Received
                                          ------------------      ----------
      Outstanding August 31, 1999                 --              $      --
      Opened                                     750                158,200
      Closed                                    (750)              (158,200)
                                          ------------------      ----------
      Outstanding August 31, 2000                 --                     --
                                          ==================      ==========

      (1)   Each $2,500 notional value represents 1 contract.

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed


18 Annual Report

SSgA
Yield Plus Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      to be of good financial standing. As of August 31, 2000, there were no outstanding securities on loan and no income earned during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing, and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $24,676 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, it is based on the following percentages of the combined average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.


                                                                Annual Report 19

SSgA
Yield Plus Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175%, and .175% to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $135,030, $1,034, $17,459 and $104,875, by the Adviser, SSBSI, Commercial Banking, and Solutions, respectively. The Fund did not incur any expenses from RIS during this year.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

             Advisory fees                         $108,435
             Administration fees                     15,768
             Custodian fees                           2,348
             Distribution fees                        3,458
             Shareholder servicing fees              16,983
             Transfer agent fees                     27,357
             Trustees' fees                           2,193
                                                   --------
                                                   $176,542
                                                   ========

      Beneficial Interest: As of August 31, 2000, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 54% and 11%, respectively, of the total outstanding shares of the Fund.


20 Annual Report

SSgA
Yield Plus Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

5.    Fund Share Transactions (amounts in thousands)

                                                                    Fiscal Years Ended August 31,
                                                        ----------------------------------------------------
                                                                 2000                          1999
                                                        ----------------------       -----------------------
                                                         Shares      Dollars          Shares       Dollars
                                                        -------    -----------       --------    -----------
      Proceeds from shares sold                          69,488    $   688,713         91,330    $   905,446
      Proceeds from reinvestment of distributions         3,014         29,869          3,008         29,841
      Payments for shares redeemed                      (75,706)      (750,366)      (108,708)    (1,078,788)
                                                        -------    -----------       --------    -----------
      Total net increase (decrease)                      (3,204)   $   (31,784)       (14,370)   $  (143,501)
                                                        =======    ===========       ========    ===========

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.


                                                                Annual Report 21

SSgA Yield Plus Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


22 Annual Report

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                                Bond Market Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                                Bond Market Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page

Chairman's Letter.........................................................     4

Portfolio Management Discussion and Analysis..............................     6

Report of Independent Accountants.........................................     8

Financial Statements......................................................     9

Financial Highlights......................................................    17

Notes to Financial Statements.............................................    18

Fund Management and Service Providers.....................................    24

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Bond Market Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Bond Market Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.


Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Bond Market Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer


                                     [PHOTO]

                               Timothy B. Harbert
                     President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. John Kirby, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Bond Market Fund since January 1995. Prior to joining State Street Bank in 1995, Mr. Kirby was an Account Manager with Lowell, Blake & Associates. Prior to that, he was a portfolio manager with One Federal Asset Management, and an asset/liability risk specialist at Cambridgeport Savings. He has a BA degree from Boston College and is a CFA candidate. There are six other portfolio managers working with Mr. Kirby.


                                                                 Annual Report 5

SSgA Bond Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize total return by investing in fixed income securities.

Invests in: Investment grade debt instruments including: US Government Treasuries and agencies, corporate bonds, asset-backed securities, mortgage-backed securities and CMBS.

Strategy: Fund managers seek to exceed the return of the Lehman Brothers Aggregate Bond Index. The Fund seeks to match the Index's duration at all times while adding value through issue and sector selection.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates        Bond Market Fund       Lehman Brothers Aggregate Bond Index**
Inception*         $10,000                          $10,000
   1996             $9,781                           $9,824
   1997            $10,707                          $10,806
   1998            $11,762                          $11,949
   1999            $11,770                          $12,041
   2000            $12,584                          $12,953
================================================================================

Performance Review

For the year ended August 31, 2000, the SSgA Bond Market Fund returned 6.92% for the year versus its benchmark, the Lehman Brothers Aggregate Bond Index, which posted a return of 7.56%. The Fund's performance includes fifty basis points of operating expenses, whereas the Index does not include expenses of any type. This differential represents a benchmark-relative underperformance of 14 basis points for the fiscal year.

While mortgage spreads widened and contributed slightly to this underperformance, Corporate sector spreads widened to levels not seen in two decades. The Fund's overweight allocation to this sector, and the resulting underweight to the Treasury sector, was the dominant driver to the underperformance of the portfolio.

--------------------------------------------------------------------------------
SSgA Bond Market Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                $     10,692         6.92%
Inception             $     12,584         5.17%+

--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                $     10,756         7.56%
Inception             $     12,953         5.81%+

See related Notes on following page.


6 Annual Report

SSgA Bond Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Market and Portfolio Highlights

The year was marked by the Federal Reserve increasing short-term rates to slow down an overly robust economy. The resulting interest rate hikes implemented by the Fed during the period, as well as the US Treasury's announcement of aggressive bond buybacks and curtailed issuance in the future led to an inverted Treasury yield curve. The two-year Treasury note ended the fiscal year at 6.17%, while the thirty-year bond was at 5.67%. At the beginning of the year, these two securities were yielding 5.73% and 6.07% respectively. As a result of this inversion, longer corporate bond spreads widened relative to their Treasury benchmarks.

Additionally, comments made by a Treasury department official in first quarter 2000 questioning the implicit government guarantee of the Federal Agencies, such as FNMA and FHLMC, further aggravated spreads. Finally, the continued lower risk profile on the part of the Wall Street dealer community, evidenced by less inventory and reduced market making, made it much more difficult to buy and sell corporate securities, encouraging wider spreads to persist in that sector.

The Fund continues to maintain an overweighting in spread product, although the current positions constitute its lowest level of the year. Additionally, the composition of that overweighting is changing, as the Fund sold longer corporate bonds and invested in MBS, Agency, and CMBS securities during the period. The Manager felt that it was prudent to lower Fund exposure in corporates, a very technical and illiquid sector. As a result, the Manager moved the Fund into more liquid sectors such as mortgage-backed securities, allowing it to continue taking advantage of the unusually wide spreads. The Fund is now only slightly overweight to Corporates, and primarily in the shorter end. The Fund continues to be overweight in the Mortgage sector, which comprises the bulk of the portfolio's overweight exposure to the spread sectors.

The Fund seeks to enhance returns through overweight allocations in the Corporate and Mortgage-Backed sectors relative to its benchmark. These weightings are reduced or increased throughout the year in response to our outlook on the market. The Fund does not take explicit active interest rate risk, but by utilizing duration as its measurement, seeks to match that of the Index.

-----------------------------------------------------
Top Ten Issuers
(as a percent of Total Investments)   August 31, 2000
-----------------------------------------------------

Federal National Mortgage Association       42.5%
United States Government Treasuries         21.4
Federal Home Loan Mortgage Corporation       8.1
Government National Mortgage Association     4.5
General Motors Acceptance Corp.              1.4
Ford Motor Credit Co.                        1.0
Quebec, Province of                          1.0
Korea Development Bank                       0.8
Federal Home Loan Bank                       0.7
Wal-Mart Stores, Inc.                        0.6
-----------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Bond Market Fund commenced operations on February 7, 1996. Index comparisons began February 1, 1996.

** The Lehman Brothers Aggregate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total returns comprises price appreciation/depreciation and income as a percentage of the original investment.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Bond Market Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the four fiscal years in the period then ended, and for the period February 7, 1996 (commencement of operations) to August 31, 1996, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Bond Market Fund

Statement of Net Assets
                                                                 August 31, 2000

                                             Principal   Market
                                               Amount     Value
                                               (000)      (000)
                                                 $          $
                                             ---------   ------
Long-Term Investments - 98.3%
Asset-Backed Securities - 2.2%
Citibank Credit Card Master Trust I
   Series 1999-1 Class A
     5.500% due 02/15/06                         650        622
CNH Equipment Trust
   Series 2000-A Class A4
     7.340% due 02/15/07                       1,000      1,007
Discover Card Master Trust I
   Series 1996-3 Class A
     6.050% due 08/18/08                         200        191
   Series 1998-7 Class A
     5.600% due 05/16/06                       1,000        959
First USA Credit Card Master Trust
   Series 1997-6 Class A
     6.420% due 03/17/05                       1,000        993
Ford Credit Auto Owner Trust
   Series 2000-B Class A5
     7.070% due 04/15/04                       1,000      1,004
Honda Automobile Lease Trust
   Series 1999-A Class A5
     6.650% due 07/15/05                       1,100      1,097
MBNA Master Credit Card Trust
   Series 2000-I Class A
     6.900% due 01/15/08                       1,350      1,343
                                                       --------
                                                          7,216
                                                       --------

Corporate Bonds and Notes - 14.9%
BankAmerica Corp.
     5.875% due 02/15/09                       1,250      1,129
Canadian National Railway Co.
     6.900% due 07/15/28                         750        659
Chase Manhattan Corp.
     7.875% due 06/15/10                       1,100      1,127
CIT Group, Inc.
     5.800% due 03/26/02                         500        489
     5.910% due 11/10/03                       1,000        958
Citigroup, Inc.
     9.500% due 03/01/02                         285        295
Clear Channel Communications
     7.875% due 06/15/05                         700        714
Continental Airlines Pass Through
   Certificates
   Series 981A
     6.648% due 09/15/17                         289        267
Continental Airlines, Inc.
   Series 2000-1
     8.048% due 11/01/20                         300        306
DaimlerChrysler North America
   Holding Corp.
   Series B
     6.630% due 09/21/01                       2,000      1,989
El Paso Energy Corp.
     6.750% due 05/15/09                         500        473
Enron Corp.
     9.125% due 04/01/03                       1,000      1,041
EOP Operating, L.P.
     6.500% due 01/15/04                         250        241
     6.800% due 01/15/09                         750        693
Equitable Life Assurance Society
     6.950% due 12/01/05                         500        481
     7.700% due 12/01/15                         500        500
Financing Corp.
     9.400% due 02/08/18                         500        629
Ford Motor Credit Co.
     7.000% due 09/25/01                         500        498
     6.110% due 12/28/01                         900        889
     7.500% due 01/15/03                       1,000      1,005
     5.750% due 02/23/04                       1,050        999
     7.875% due 06/15/10                         750        753
GATX Capital Corp.
     6.500% due 11/01/00                       1,000        998
General Electric Capital Corp.
     7.500% due 06/05/03                         800        813
General Motors Acceptance Corp.
     6.375% due 09/28/01                         900        890
     9.625% due 12/15/01                       1,810      1,858
     5.500% due 01/14/02                         500        488
     6.000% due 02/01/02                       1,000        982


                                                                 Annual Report 9

SSgA
Bond Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                             Principal   Market
                                               Amount     Value
                                               (000)      (000)
                                                 $          $
                                             ---------   ------
     5.950% due 03/14/03                       1,000        971
     5.750% due 11/10/03                       1,000        961
Goldman Sachs Group, Inc.
     7.625% due 08/17/05                         750        757
Hartford Life, Inc.
     7.100% due 06/15/07                       1,000        979
International Business Machines
   Corp.
     6.500% due 01/15/28                       1,000        912
International Paper Co.
     8.000% due 07/08/03                         835        845
Kemper Corp.
     6.875% due 09/15/03                         345        341
Lehman Brothers Holdings, Inc.
     6.750% due 09/24/01                       1,000        995
     6.625% due 04/01/04                         500        486
Lockheed Martin Corp.
     7.950% due 12/01/05                         700        711
Massachusetts Mutual Life
     7.625% due 11/15/23                         875        856
Mellon Financial Co.
     5.750% due 11/15/03                         500        482
Mellon Funding Corp.
     7.500% due 06/15/05                       1,000      1,013
Merrill Lynch & Co., Inc.
     6.000% due 02/17/09                         500        455
MidAmerican Funding LLC
     6.339% due 03/01/09                         400        366
Morgan Stanley Dean Witter & Co.
     7.125% due 01/15/03                       1,000      1,002
     5.625% due 01/20/04                         500        478
New York Life Insurance Co.
     6.400% due 12/15/03                       1,500      1,466
Norfolk Southern Corp.
     8.375% due 05/15/05                         375        388
     7.800% due 05/15/27                         850        828
Northwest Airlines Pass-Thru
   Certificates
   Series 2000-1 Class G
     8.072% due 10/01/19                         800        817
Phillips Petroleum Co.
     8.500% due 05/25/05                         385        404
Sprint Capital Corp.
     6.500% due 11/15/01                       2,000      1,980
     6.875% due 11/15/28                         500        431
Sun Life Canada (US) Capital Trust
     8.526% due 05/29/49 (d)                     500        457
SunTrust Banks, Inc.
     6.125% due 02/15/04                       1,300      1,250
Time Warner, Inc.
     7.250% due 10/15/17                         500        469
     6.625% due 05/15/29                       1,000        846
Tosco Corp.
     8.125% due 02/15/30                         600        606
United Mexican States
     8.500% due 02/01/06                         300        299
Vastar Resources, Inc.
     6.500% due 04/01/09                         500        480
Wal-Mart Stores, Inc.
     6.875% due 08/10/09                       1,000        990
     7.550% due 02/15/30                       1,500      1,556
Williams Cos., Inc.
     7.625% due 07/15/19                         450        438
                                                       --------
                                                         48,479
                                                       --------

Eurodollar Bonds - 4.1%
Alberta, Province of
     4.875% due 10/29/03                         500        472
Cable & Wireless Optus, Ltd.
     8.000% due 06/22/10                         310        316
Chile, Republic of
     6.875% due 04/28/09                         100         94
Deutsche Telekom International
   Finance BV Step Up Bond
     8.250% due 06/15/30 (e)                     350        354
Korea Development Bank
     7.125% due 04/22/04                       1,060      1,035
Korea, Republic of
     8.750% due 04/15/03                       1,000      1,026
     8.875% due 04/15/08                         395        418


10 Annual Report

SSgA
Bond Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                             Principal   Market
                                               Amount     Value
                                               (000)      (000)
                                                 $          $
                                             ---------   ------
Ontario, Province of Canada
     7.375% due 01/27/03                       1,070      1,080
     7.625% due 06/22/04                         585        598
Quebec, Province of Canada
     5.750% due 02/15/09                       4,500      4,109
Telekomunikacja Polska SA
     7.125% due 12/10/03                       1,000        971
     7.750% due 12/10/08                         560        538
United Mexican States
     8.625% due 03/12/08                         500        501
     10.375% due 02/17/09                      1,255      1,379
     11.500% due 05/15/26                        160        199
Vodafone Airtouch PLC
     7.875% due 02/15/30                         325        324
                                                       --------
                                                         13,414
                                                       --------

Mortgage-Backed Securities - 43.6%
Capco America Securitization Corp.
   Series 1998-D7 Class A1A
     5.860% due 12/15/07                       1,733      1,654
DLJ Commercial Mortgage Corp.
   Series 1998-CF2 Class A1A
     5.880% due 11/12/31                       2,050      1,950
Federal Home Loan Mortgage Corp.(b)
     6.500% 30 Year TBA                       11,745     11,228
     7.500% 30 Year TBA                       18,390     18,281
Federal Home Loan Mortgage Corp.
   Pools
     8.500% due 2025                              25         25
Federal Home Loan Mortgage Corp.
   Participation Certificate
     7.000% due 08/01/01                          43         43
     9.000% due 12/01/04                          25         25
     9.000% due 08/01/05                         182        186
     9.000% due 03/01/10                         231        239
     8.000% due 09/01/11                          52         53
     6.000% due 12/01/11                          72         70
     7.000% due 10/01/28                       2,780      2,713
     7.000% due 08/01/29                       1,941      1,894
Federal National Mortgage
   Association (b)
     6.000% 15 Year TBA                        5,600      5,353
     6.500% 15 Year TBA                        4,920      4,791
     6.500% 30 Year TBA                       18,015     17,204
     7.000% 30 Year TBA                        8,700      8,480
     8.000% 30 Year TBA                       20,305     20,483
Federal National Mortgage
   Association Pools
     6.000% due 01/01/09                         104        101
     7.125% due 06/15/10                       8,240      8,389
     6.000% due 03/01/11                         109        105
     6.000% due 10/01/11                          22         21
     5.500% due 10/01/14                         146        137
     7.000% due 03/01/15                       4,866      4,811
     7.500% due 05/01/15                         363        364
     7.500% due 06/01/15                       1,767      1,170
     8.000% due 02/01/23                           3          3
     8.500% due 12/01/24                           9          9
     7.500% due 07/01/25                          65         65
     9.000% due 06/01/26                          43         45
     6.500% due 02/01/27                         150        144
     8.000% due 12/01/27                       2,926      2,954
     6.500% due 01/01/29                       4,553      4,351
     6.500% due 03/01/29                          95         90
     6.500% due 06/01/29                         260        249
     6.500% due 07/01/29                       1,801      1,721
     6.500% due 08/01/29                         527        503
     6.500% due 09/01/29                         524        501
     7.000% due 09/01/29                          35         34
     6.500% due 01/01/30                         299        285
     7.000% due 02/01/30                       1,545      1,490
Government National Mortgage Association (b)
     7.500% 30 Year TBA                        3,000      2,998
     8.000% 30 Year TBA                        3,000      3,041
Government National Mortgage
   Association Pools
     8.000% due 02/15/08                          80         81
     8.000% due 03/15/12                         955        975


                                                                Annual Report 11

SSgA
Bond Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                             Principal   Market
                                               Amount     Value
                                               (000)      (000)
                                                 $          $
                                             ---------   ------
    10.000% due 11/15/13                          14         14
    10.000% due 04/15/14                           2          2
     7.500% due 12/15/22                           9          9
     7.000% due 08/15/23                          66         65
     7.000% due 10/15/23                       1,611      1,586
     7.500% due 10/15/23                          27         27
     6.500% due 01/15/24                          27         26
     7.500% due 02/15/24                         152        152
     7.500% due 05/15/24                         547        548
     8.500% due 06/15/25                         133        137
     9.500% due 06/15/25                          83         87
     7.500% due 12/15/27                         322        322
     8.500% due 06/15/28                         148        151
     8.500% due 07/15/28                         941        964
     6.500% due 09/15/28                       1,151      1,105
     7.500% due 09/15/28                         350        350
     8.500% due 09/15/28                         114        117
     7.500% due 10/15/28                         290        290
     8.500% due 10/15/28                         783        794
     6.000% due 11/15/28                         343        321
     7.000% due 11/15/28                         419        411
     7.500% due 11/15/28                         388        387
     8.500% due 11/15/28                          50         51
     6.500% due 12/15/28                         315        302
     8.500% due 12/15/28                          32         32
     8.500% due 09/15/29                         847        867
     8.500% due 11/15/29                         876        897
     8.500% due 03/15/30                       1,308      1,340
     8.500% due 04/15/30                         868        889
Nomura Asset Securities Corp.
     6.590% due 03/17/28                         385        370
                                                       --------
                                                        141,922
                                                       --------

Non-US Bonds - 0.2%
Kowloon-Canton Railway
     8.000% due 03/15/10                         565        577
                                                       --------

United States Government Agencies - 2.4%
Federal Home Loan Bank
   Series-157
     6.875% due 07/18/02                       3,000      3,008
Federal National Mortgage
   Association
     6.560% due 11/26/07                         400        382
     6.400% due 05/14/09                       1,000        947
     7.250% due 05/15/30                       3,450      3,632
                                                       --------
                                                          7,969
                                                       --------

United States Government
Treasuries - 28.2%
United States Treasury Bonds
    10.000% due 05/15/10                         320        368
    12.000% due 08/15/13                       3,000      4,091
    11.250% due 02/15/15                       4,500      6,779
     9.875% due 11/15/15                         380        527
     8.125% due 08/15/19                       2,745      3,415
     8.125% due 08/15/21                       7,355      9,260
     7.625% due 11/15/22                         635        767
     7.125% due 02/15/23                       3,600      4,132
     6.750% due 08/15/26                       4,600      5,122
     5.250% due 02/15/29                         535        493
     6.125% due 08/15/29                       1,590      1,666
     6.250% due 05/15/30                         205        222
United States Treasury Notes
     6.625% due 05/31/02                          30         30
     6.375% due 06/30/02                       3,800      3,809
     3.625% due 07/15/02                       2,689      2,678
     6.250% due 07/31/02                       8,125      8,131
     6.125% due 08/31/02                       7,000      6,996
     5.250% due 08/15/03                         500        489
     5.875% due 11/15/04                         250        249
     7.875% due 11/15/04                         750        800
     6.750% due 05/15/05                      16,090     16,588
     6.500% due 08/15/05                         450        459
     5.875% due 11/15/05                         500        497
     6.875% due 05/15/06                         850        885


12 Annual Report

SSgA
Bond Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                             Principal   Market
                                               Amount     Value
                                               (000)      (000)
                                                 $          $
                                             ---------   ------
     6.500% due 10/15/06                         600        615
     6.500% due 02/15/10                       6,895      7,199
     5.750% due 08/15/10                       5,615      5,619
                                                       --------
                                                         91,886
                                                       --------

Yankee Bonds - 2.7%
Abitibi-Consolidated, Inc.
     8.300% due 08/01/05                         750        763
     8.850% due 08/01/30                         500        503
Apache Finance Canada Corp.
     7.750% due 12/15/29                         700        697
AT&T Canada, Inc.
    12.000% due 08/15/07                         500        563
Banco Santiago SA
     7.000% due 07/18/07                         200        184
Korea Development Bank
     7.625% due 10/01/02                       2,570      2,569
Metronet Communications Corp.
    10.750% due 11/01/07                         585        530
    Step Up Bond
Orange PLC
     9.000% due 06/01/09                         425        445
Quebec, Province of
     7.500% due 09/15/29                       1,000        998
Saskatchewan, Province of
     6.625% due 07/15/03                       1,000        991
Svenska Handelsbanken
     8.350% due 07/15/04                         500        515
                                                       --------
                                                          8,758
                                                       --------

Total Long-Term Investments
(cost $319,258)                                         320,221
                                                       --------

Short-Term Investments - 33.3%
Federal National Mortgage
   Association Discount Note
     6.402% due 09/14/00 (a)(c)               93,300     93,084
Federated Investors Prime Cash
   Obligations Fund (a)                       15,226     15,226
                                                       --------

Total Short-Term Investments
(cost $108,310)                                         108,310
                                                       --------

Total Investments - 131.6%
(identified cost $427,568)                              428,531

Other Assets and Liabilities,
Net - (31.6%)                                          (102,904)
                                                       --------

Net Assets - 100.0%                                     325,627
                                                       ========

(a)  At amortized cost, which approximates market.
(b)  Forward commitment.
(c)  Rate noted is yield-to-maturity from date of acqusition.
(d)  Perpetual floating rate note.
(e)  Adjustable or floating rate security.

Abbreviations:
TBA - To Be Announced Security.

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Bond Market Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at market (identified cost $427,568) .................................   $ 428,531
Receivables:
   Dividends and interest ........................................................       2,708
   Investments sold ..............................................................       4,070
   Fund shares sold ..............................................................         361
                                                                                     ---------

      Total assets ...............................................................     435,670

Liabilities
Payables:
   Investments purchased (regular settlement) ........................   $  15,294
   Investments purchased (delayed settlement) ........................      94,325
   Fund shares redeemed ..............................................         261
   Accrued fees to affiliates ........................................         136
   Other accrued expenses ............................................          27
                                                                         ---------

      Total liabilities ..........................................................     110,043
                                                                                     ---------

Net Assets .......................................................................   $ 325,627
                                                                                     =========

Net Assets Consist of:
Undistributed net investment income ..............................................   $   4,736
Accumulated net realized gain (loss) .............................................     (12,388)
Unrealized appreciation (depreciation) on investments ............................         963
Shares of beneficial interest ....................................................          34
Additional paid-in capital .......................................................     332,282
                                                                                     ---------

Net Assets .......................................................................   $ 325,627
                                                                                     =========

Net Asset Value, offering and redemption price per share:
   ($325,627,247 divided by 33,582,550 shares of $.001 par value
      shares of beneficial interest outstanding) .................................   $    9.70
                                                                                     =========

See accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
Bond Market Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Interest .........................................................................   $ 18,649
   Dividends ........................................................................        494
                                                                                        --------

      Total investment income .......................................................     19,143

Expenses
   Advisory fees .........................................................   $    871
   Administrative fees ...................................................        102
   Custodian fees ........................................................        127
   Distribution fees .....................................................         93
   Transfer agent fees ...................................................         50
   Professional fees .....................................................         17
   Registration fees .....................................................         37
   Shareholder servicing fees ............................................         93
   Trustees' fees ........................................................         10
   Miscellaneous .........................................................         11
                                                                             --------

   Expenses before reductions ............................................      1,411
   Expense reductions ....................................................         (3)
                                                                             --------

      Expenses, net .................................................................      1,408
                                                                                        --------

Net investment income ...............................................................     17,735
                                                                                        --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments .............................................     (7,086)
Net change in unrealized appreciation (depreciation) on investments .................      8,406
                                                                                        --------

Net realized and unrealized gain (loss) .............................................      1,320
                                                                                        --------

Net increase (decrease) in net assets from operations ...............................   $ 19,055
                                                                                        ========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA
Bond Market Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                              2000         1999
                                                                           ---------    ---------
Increase (Decrease) in Net Assets

Operations
   Net investment income ...............................................   $  17,735    $  12,073
   Net realized gain (loss) ............................................      (7,086)      (3,422)
   Net change in unrealized appreciation (depreciation) ................       8,406       (9,931)
                                                                           ---------    ---------

      Net increase (decrease) in net assets from operations ............      19,055       (1,280)
                                                                           ---------    ---------

Distributions
   From net investment income ..........................................     (16,896)     (10,558)
   From net realized gain (loss) .......................................          (9)      (3,345)
                                                                           ---------    ---------

      Net decrease in net assets from distributions ....................     (16,905)     (13,903)
                                                                           ---------    ---------

Share Transactions
   Net increase (decrease) in net assets from share transactions .......      54,193       94,316
                                                                           ---------    ---------

Total net increase (decrease) in net assets ............................      56,343       79,133

Net Assets
   Beginning of period .................................................     269,284      190,151
                                                                           ---------    ---------
   End of period (including undistributed net investment income of
      $4,736 and $3,831, respectively) .................................   $ 325,627    $ 269,284
                                                                           =========    =========

See accompanying notes which are an integral part of the financial statements.


16 Annual Report

SSgA
Bond Market Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                  Fiscal Years Ended August 31,
                                                    --------------------------------------------------------
                                                      2000        1999        1998        1997        1996*
                                                    --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period ............   $   9.63    $  10.35    $   9.97    $   9.63    $  10.00
                                                    --------    --------    --------    --------    --------

Income From Operations
   Net investment income (a) ....................        .58         .54         .55         .53         .27
   Net realized and unrealized gain (loss) ......        .06        (.52)        .40         .35        (.49)
                                                    --------    --------    --------    --------    --------

      Total income from operations ..............        .64         .02         .95         .88        (.22)
                                                    --------    --------    --------    --------    --------

Distributions
   From net investment income ...................       (.57)       (.54)       (.54)       (.54)       (.15)
   From net realized gain .......................         --        (.20)       (.03)         --          --
                                                    --------    --------    --------    --------    --------

      Total distributions .......................       (.57)       (.74)       (.57)       (.54)       (.15)
                                                    --------    --------    --------    --------    --------

Net Asset Value, End of Period ..................   $   9.70    $   9.63    $  10.35    $   9.97    $   9.63
                                                    ========    ========    ========    ========    ========

Total Return (%)(b) .............................       6.92         .07        9.86        9.47       (2.19)

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) .....    325,627     269,284     190,151      87,670      29,015

   Ratios to average net assets (%)(c):
      Operating expenses, net ...................        .48         .50         .48         .50         .63
      Operating expenses, gross .................        .48         .50         .52         .74         .93
      Net investment income .....................       6.09        5.50        5.74        6.05        5.66

   Portfolio turnover rate (%)(c) ...............     248.34      327.83      300.77      375.72      253.30

*     For the period February 7, 1996 (commencement of operations) to August 31,
      1996.
(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1996 are annualized.


                                                                Annual Report 17

SSgA
Bond Market Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Bond Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price.

      Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.


18 Annual Report

SSgA
Bond Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2000, the Fund had net tax basis capital loss carryover of $5,633,442, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2008. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $6,556,689 incurred from November 1, 1999 to August 31, 2000, and treat it as arising in the fiscal year 2001.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                        Net Unrealized
       Federal Tax      Unrealized       Unrealized      Appreciation
          Cost         Appreciation    (Depreciation)   (Depreciation)
      ------------     ------------    --------------   --------------
      $427,724,958     $ 2,376,558      $(1,570,902)       $805,656

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investment in certain fixed income securities purchased at a discount, mortgage-backed securities and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Forward commitments/Mortgage dollar rolls: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days)(i.e., a "forward commitment" or "delayed settlement" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. For example, the Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund purchases a mortgage security and sells a similar mortgage security before settlement of the purchased mortgage security occurs. The Fund may realize a short-term gain (or loss), based on market movements, upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund will be segregated on the Fund's records in a dollar amount sufficient to make payment for the portfolio securities to be purchased at the trade date and maintained until the transaction is settled. A forward


                                                                Annual Report 19

SSgA
Bond Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases and sales of investment securities, excluding US Government and Agency obligations and short-term investments, aggregated to $129,902,130 and $162,119,898, respectively.

      For the year ended August 31, 2000, purchases and sales of US Government and Agency obligations, excluding short-term investments, aggregated to $588,199,279 and $544,925,279, respectively.

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2000, there were no outstanding securities on loan and no income earned during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .30% of its average daily net assets. The Adviser has agreed to reimburse the Fund for all expenses in excess of .50% of average daily net assets on an annual basis. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.


20 Annual Report

SSgA
Bond Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $2,925 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, it is based on the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .050%, .050%, and .100% to the Adviser, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $55,859 and $24,662, by the Adviser and Solutions.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of


                                                                Annual Report 21

SSgA
Bond Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

            Advisory fees                       $ 80,663
            Administration fees                   11,030
            Custodian fees                        12,014
            Distribution fees                      4,483
            Shareholder servicing fees            19,760
            Transfer agent fees                    6,127
            Trustees' fees                         1,742
                                                --------
                                                $135,819
                                                ========

5.    Fund Share Transactions (amounts in thousands)

                                                                      Fiscal Years Ended August 31,
                                                              ---------------------------------------------
                                                                     2000                      1999
                                                              -------------------       -------------------
                                                              Shares     Dollars        Shares     Dollars
                                                              ------    ---------       ------    ---------
      Proceeds from shares sold ........................      13,702    $ 130,845       18,503    $ 184,824
      Proceeds from reinvestment of distributions ......         856        8,083          934        9,418
      Payments for shares redeemed .....................      (8,927)     (84,735)      (9,860)     (99,926)
                                                              ------    ---------       ------    ---------
      Total net increase (decrease) ....................       5,631    $  54,193        9,577    $  94,316
                                                              ======    =========       ======    =========

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.


22 Annual Report

SSgA
Bond Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

7.    Dividends

      On September 1, 2000, the Board of Trustees declared a dividend of $.1397 from net investment income, payable on September 8, 2000 to shareholders of record on September 5, 2000.


                                                                Annual Report 23

SSgA Bond Market Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


24 Annual Report

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                               S&P 500 Index Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                               S&P 500 Index Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page
Chairman's Letter.........................................................     4

Portfolio Management Discussion and Analysis..............................     6

Report of Independent Accountants.........................................     8

Financial Statements......................................................     9

Financial Highlights......................................................    12

Notes to Financial Statements.............................................    13

Tax Information...........................................................    19

Fund Management and Service Providers.....................................    20

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA S&P 500 Index Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA S&P 500 Index Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

Effective June 1, 2000, the SSgA S&P 500 Index Fund began investing all of its assets in the State Street Equity 500 Index Portfolio (the "Portfolio"). Under this structure, sometimes referred to as a "master/feeder" arrangement, the SSgA S&P 500 Fund is, in effect, a participating shareholder in the Portfolio. The SSgA S&P 500 Index Fund was converted with the best interests of our shareholders in mind, and it is anticipated that the Fund should indirectly benefit from the economies of scale associated with this type of arrangement. The most recent financial statement for the Portfolio is included in this book.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA S&P 500 Index Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                    [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer


                                    [PHOTO]

                               Timothy B. Harbert
                     President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. James May, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA S&P 500 Index Fund since May 1995. Mr. May has been a portfolio manager in the US Structured Products Group of State Street since January 1994. He served as an Investment Support Analyst in the US Passive Services Group from 1991 to 1993. He holds a BS in Finance from Bentley College and an MBA from Boston College. There are four other managers working with Mr. May.


                                                                 Annual Report 5

SSgA S&P 500 Index Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: To replicate the total return of the S&P(R)500 Index before expenses.

Invests in: Shares of the State Street Equity 500 Index Portfolio.

Strategy: The Portfolio's holdings are composed of the 500 stocks in the S&P 500(R) Index. The Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates               S&P 500 Index Fund           S&P 500(R) Index**
Inception*                 $10,000                      $10,000
  1993                     $10,806                      $10,842
  1994                     $11,377                      $11,435
  1995                     $13,779                      $13,887
  1996                     $16,323                      $16,488
  1997                     $22,901                      $23,191
  1998                     $24,713                      $25,068
  1999                     $34,480                      $35,054
  2000                     $40,086                      $40,775
================================================================================

Performance Review

The SSgA S&P 500 Fund closed the fiscal year ended August 31, 2000 with a 16.26% return, which closely mirrors the S&P 500(R) Index return of 16.33% for the same period. The Fund's slight deviation from the benchmark return is attributable principally to the payment of fund operating expenses. Index results do not reflect expenses of any kind.

Effective June 1, 2000, the SSgA S&P 500 Fund began investing all of its assets in the State Street Equity 500 Index Portfolio (the "Portfolio"). As a result, substantially all of the investable assets of the SSgA S&P 500 Fund were exchanged, in whole, for beneficial interest in the Portfolio. Under this arrangement, the SSgA S&P 500 Fund does not hold any individual securities, but based on its shares outstanding in the Portfolio, receives an allocation of income, expenses, and capital gains/losses generated by the Portfolio.

The SSgA S&P 500 Fund continues to seek returns which replicate the total return of the S&P 500(R) Index. The stocks of

--------------------------------------------------------------------------------
SSgA S&P 500 Index Fund
--------------------------------------------------------------------------------
Period Ended             Growth of              Total
  08/31/00                $10,000               Return
------------            -----------          -----------
1 Year                   $  11,626             16.26%
5 Years                  $  29,092             23.81%+
Inception                $  40,086             19.85%+

--------------------------------------------------------------------------------
Standard & Poor's(R) 500 Composite Stock Price Index
--------------------------------------------------------------------------------
Period Ended             Growth of              Total
  08/31/00                $10,000               Return
------------            -----------          -----------
1 Year                   $  11,633             16.33%
5 Years                  $  29,362             24.04%+
Inception                $  40,775             20.12%+

See related Notes on following page.


6 Annual Report

SSgA S&P 500 Index Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

the S&P 500(R) Index represent approximately 79% of the market value of all US common stocks. Standard and Poor's Corporation chooses the 500 stocks to capture the price performance of a large cross-section of the US publicly traded stock market. The Index is also structured to approximate the general distribution of industries in the US economy and does not necessarily represent the 500 largest companies.

Market and Portfolio Highlights

The US equity market rally that began in 1994 limped forward for much of the past fiscal year, as most of the return was gained in the last quarter of 1999. Inflation continued to remain somewhat subdued as Alan Greenspan and the Federal Open Market Committee (FOMC) attempted to engineer a "soft landing" for the US economy. The FOMC has increased the Fed Funds rate a full 1%, to 6.5%, since February 2000. Earnings surprises and extreme market volatility have also helped to keep the reigns on the once high flying US equity markets. Softening retail numbers and soaring energy prices increased the inflation fears of equity investors as the fiscal year came to a close.

A majority of the S&P 500(R) Index return of 16.33% can be attributed to the last calendar quarter of 1999 when the Index was up 14.88%. Further evidence of a cooling stock market and a cautious investing community was the fact that the first six months of 2000 resulted in a decline of 0.42%, the first semi-annual loss for the Index since 1994.

Over the past fiscal year, Technology remained the hot sector to watch. The weight of the Technology sector in the S&P 500(R) Index increased from 23% at the end of last fiscal year, to 32% at August 31, 2000. Much of that growth was provided by the sector's excellent return of 41.78% over the past fiscal year. Impressive as that return is, it is not even half of the 99.54% the sector returned in fiscal year ended August 31, 1999.

The Tech sector also had major additions during the period. Yahoo was added to the Index in December 1999, with JDS Uniphase joining in July 2000. At nearly 1.00% of the overall sector, JDS Uniphase was the largest addition, as measured by cap weight in the Index, since Microsoft was added. Microsoft's well publicized antitrust battle with the Federal Government decreased its market capitalization enough to take it out of contention for the largest capitalized company in the Index.

Some of the best performing stocks came from the Technology sector. Computer network, software, and communications equipment companies such as Network Appliance, Oracle and Corning provided the best returns for the past fiscal year, with incredible gains of 612.46%, 398.29%, and 394.49%, respectively. However, the past year was not pleasant for every Tech stock, as some of the worst performers in the Index came from that sector as well. This is evidenced by dismal returns from both Unysis and Compuware, posting losses of 69.77% and 65.01%, respectively.

Technology was not the only sector that performed well. The Financial sector, comprising nearly 20% of the Index, provided a return of 29.18%. The sector was led by firms such as Morgan Stanley, Northern Trust and State Street Corp, all posting strong returns of 152.37%, 100.06%, and 97.73% respectively.

The Capital Goods sector dragged the S&P 500(R) Index as the worst performing sector with a loss of 14.85% for the current period. Two of the worst performing stocks in the Index are in the Capital Goods sector. Owens Corning had the worst return, dropping 80.49%, while McDermott International was not far behind posting a loss of 65.04%.

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

 * The Fund commenced operations on December 30, 1992. Index comparison began December 31, 1992.

** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

 +    Annualized.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by The SSgA Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA S&P 500 Index Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the security at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
S&P 500 Index Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investment in State Street Equity 500 Index Portfolio, at value ...   $3,108,325
Receivables:
   Fund shares sold ...............................................        2,077
   Miscellaneous receivables ......................................           23
   From Advisor ...................................................           34
Prepaid expenses ..................................................           15
                                                                      ----------

      Total assets ................................................    3,110,474

Liabilities
Payables:
   Fund shares redeemed ..............................   $    4,631
   Accrued fees to affiliates ........................          656
   Other accrued expenses ............................           20
                                                         ----------

      Total liabilities ...........................................        5,307
                                                                      ----------

Net Assets ........................................................   $3,105,167
                                                                      ==========

Net Assets Consist of:
Undistributed net investment income ...............................   $    7,507
Accumulated net realized gain (loss) ..............................      120,531
Unrealized appreciation (depreciation) on:
   Portfolio investments ..........................................      844,232
   Portfolio futures contracts ....................................        2,266
Shares of beneficial interest .....................................          118
Additional paid-in capital ........................................    2,130,513
                                                                      ----------

Net Assets ........................................................   $3,105,167
                                                                      ==========

Net Asset Value, offering and redemption price per share:
   ($3,105,166,699 divided by 117,575,679 shares of $.001 par value
      shares of beneficial interest outstanding) ..................   $    26.41
                                                                      ==========

  See accompanying notes which are an integral part of the financial statements.


                                                                 Annual Report 9

SSgA
S&P 500 Index Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Dividends (a) .................................................   $   27,833
   Interest (a) ..................................................          495
   Dividends allocated from Portfolio ............................        8,131
   Interest allocated from Portfolio .............................          589
   Expenses allocated from Portfolio .............................         (336)
                                                                     ----------

      Total investment income ....................................       36,712

Expenses
   Advisory fees .....................................  $    2,189
   Administrative fees ...............................         816
   Custodian fees ....................................         406
   Distribution fees .................................       1,019
   Transfer agent fees ...............................         287
   Professional fees .................................          66
   Registration fees .................................         113
   Shareholder servicing fees ........................       1,547
   Trustees' fees ....................................          56
   Miscellaneous .....................................         115
                                                        ----------

   Expenses before reductions ........................       6,614
   Expense reductions ................................      (1,666)
                                                        ----------

      Expenses, net ..............................................        4,948
                                                                     ----------

Net investment income ............................................       31,764
                                                                     ----------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investment transactions allocated from Portfolio ....   (24,066)
   Futures transactions allocated from Portfolio .......       308
   Futures transactions (a) ............................      (134)
   Investment transactions (a) .........................   271,023
                                                        ----------
   Futures transactions (a) ............................                247,131
Net change in unrealized appreciation (depreciation) on:
   Investments allocated from Portfolio ................   844,232
   Futures contracts allocated from Portfolio ..........     2,266
   Futures (a) .........................................       750
   Investments (a) .....................................  (678,384)     168,864
                                                        ----------   ----------

Net realized and unrealized gain (loss) ..........................      415,995
                                                                     ----------

Net increase (decrease) in net assets from operations ............   $  447,759
                                                                     ==========

(a) Amount represents results from operations prior to June 1, 2000 (conversion to Master-Feeder structure).

See accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
S&P 500 Index Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                         2000           1999
                                                                     -----------    -----------

Increase (Decrease) in Net Assets

Operations
   Net investment income .........................................   $    31,764    $    30,644
   Net realized gain (loss) ......................................       247,131        165,310
   Net change in unrealized appreciation (depreciation) ..........       168,864        480,768
                                                                     -----------    -----------

      Net increase (decrease) in net assets from operations ......       447,759        676,722
                                                                     -----------    -----------

Distributions
   From net investment income ....................................       (32,901)       (28,913)
   From net realized gain ........................................       (83,817)      (211,531)
                                                                     -----------    -----------

      Net decrease in net assets from distributions ..............      (116,718)      (240,444)
                                                                     -----------    -----------

Share Transactions
   Net increase (decrease) in net assets from share transactions .       100,163        621,772
                                                                     -----------    -----------

Total net increase (decrease) in net assets ......................       431,204      1,058,050

Net Assets
   Beginning of period ...........................................     2,673,963      1,615,913
                                                                     -----------    -----------
   End of period (including undistributed net investment income of
      $7,507 and $8,644, respectively) ...........................   $ 3,105,167    $ 2,673,963
                                                                     ===========    ===========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
S&P 500 Index Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Fiscal Years Ended August 31,
                                                ----------------------------------------------------------------
                                                   2000          1999          1998          1997          1996
                                                ----------    ----------    ----------    ----------    --------
Net Asset Value, Beginning of Period ........   $    23.74    $    19.42    $    18.96    $    14.41    $  12.81
                                                ----------    ----------    ----------    ----------    --------

Income From Operations
   Net investment income (a) ................          .27           .29           .31           .32         .32
   Net realized and unrealized gain (loss)            3.40          6.74          1.18          5.22        1.98
                                                ----------    ----------    ----------    ----------    --------

      Total income from operations ..........         3.67          7.03          1.49          5.54        2.30
                                                ----------    ----------    ----------    ----------    --------

Distributions
   From net investment income ...............         (.28)         (.29)         (.32)         (.32)       (.31)
   From net realized gain ...................         (.72)        (2.42)         (.71)         (.67)       (.39)
                                                ----------    ----------    ----------    ----------    --------

      Total distributions ...................        (1.00)        (2.71)        (1.03)         (.99)       (.70)
                                                ----------    ----------    ----------    ----------    --------

Net Asset Value, End of Period ..............   $    26.41    $    23.74    $    19.42    $    18.96    $  14.41
                                                ==========    ==========    ==========    ==========    ========

Total Return (%) ............................        16.26         39.52          7.91         40.30       18.46

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) .    3,105,167     2,673,963     1,615,913     1,299,571     704,683

   Ratios to average net assets (%):
      Operating expenses, net (b)(c) ........          .18           .18           .17           .16         .18
      Operating expenses, gross (b)(c) ......          .24           .28           .27           .26         .28
      Net investment income .................         1.08          1.29          1.50          2.00        2.32

   Portfolio turnover of the Fund (%)(d) ....        16.43         13.80         26.17          7.54       28.72

   Portfolio turnover of the Portfolio ......        14.00           N/A           N/A           N/A         N/A

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   See Note 4 for current period amounts.
(c) Expense ratios for the fiscal year ended August 31, 2000 includes the Fund's share of the Portfolio's allocated expenses for the period June 1, 2000 (commencement of the Master-Feeder structure) to August 31, 2000.
(d) Portfolio turnover represents the rate of portfolio activity, for the period September 1, 1999 through May 31, 2000, while the Fund was making investments directly in securities.


12 Annual Report

SSgA
S&P 500 Index Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA S&P 500 Index Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

      The Fund invests all of its investable assets in interests in State Street Equity 500 Index Portfolio (the "Portfolio"). The investment objective and policies of the Portfolio are the same as the Fund. On June 1, 2000, the Fund transferred substantially all of its investable assets with a value of $2,846,508,871, including unrealized appreciation of $625,464,206 to the Portfolio in exchange for interests in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 87.0% at August 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

      Securities transactions: Securities transactions were recorded on a trade date basis. Realized gains and losses from securities transactions were recorded on the basis of identified cost.

      Investment income: Dividend income was recorded on the ex-dividend date and interest income was recorded daily on the accrual basis through May 31, 2000. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal taxes and no federal income tax provision was required.


                                                                Annual Report 13

SSgA
S&P 500 Index Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends quarterly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund reclassifications among certain of its capital accounts without impacting its net asset value made the following:

      Undistributed Net Investment Income              $        (156)
      Accumulated Net Realized Gain (Loss)              (123,519,583)
      Additional Paid-in Capital                         123,519,739

      Expenses: Most expenses can be directly attributed to the individual Fund. Additionally, expenses allocated from the Portfolio are recorded and identified separately in the Statement of Operations. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Derivatives: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund participated in various derivative-based transactions through May 31, 2000. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. These instruments offer unique characteristics and risks that assist the Fund to meet its investment objective.

      The Fund typically used derivatives for cash equitization. Cash equitization is a technique that is used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. By purchasing certain instruments, a fund may more effectively achieve the desired portfolio characteristics that allow the Fund to meet its investment objective. The Fund used futures and options contracts solely for the purpose of cash management. The primary risks associated with the use of derivatives are generally categorized as market risk.

      Futures: The Fund utilized exchange-traded futures contracts through May 31, 2000. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.    Securities Transactions

      Investment transactions: For the period September 1, 1999 to May 31, 2000, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $469,903,949 and $524,456,924, respectively. Subsequent to the transfer of assets to the Portfolio on June 1, 2000, increases and decreases in the


14 Annual Report

SSgA
S&P 500 Index Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Fund's investment in the Portfolio aggregated $87,602,381 and $148,124,655 respectively, for the period June 1, 2000 to August 31, 2000. Two redemptions in-kind of securities resulted in a realized gain of $123,883,217.

      Securities Lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. The Fund participated in the securities lending program up to May 31, 2000. Included in interest income is securities lending income of $245,161 for the period September 1, 1999 to May 31, 2000.

4.    Related Parties

      Adviser: The Investment Company had an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Global Advisors, the investment management group of the Adviser, directed the investments of the Fund in accordance with its investment objectives, policies, and limitations through May 31, 2000. For these services, the Fund paid a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .10% of its average daily net assets. For the period September 1, 1999 to December 31, 1999, the Adviser voluntarily agreed to waive up to the full amount of its advisory fee to the extent that total expenses exceeded .18% of its average daily net assets on an annual basis. For the period January 1, 2000 to May 31, 2000, the Adviser agreed to reimburse the Fund for all expenses in excess of .18% of average daily net assets on an annual basis and has also agreed to waive .07% of its .10% management fee. Effective June 1, 2000, the Fund is allocated a charge for a management fee from the Portfolio, calculated daily at an annual rate of .045% of its average daily net assets. This fee relates to the advisory, custody and administrative fees provided by the Portfolio on behalf of its investors. For the period June 1, 2000 to August 31, 2000, the Adviser agreed to reimburse the Fund for all fund and allocated portfolio expenses that exceed .18%. The total amount of the waiver and the reimbursement for the year ended August 31, 2000 were $1,513,796 and $139,830, respectively. As of August 31, 2000, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. See Note 4 of the Portfolio's Notes to Financial Statements which


                                                                Annual Report 15

SSgA
S&P 500 Index Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      are included elsewhere in this report. The Investment Company also has contracts with the Adviser to provide fund accounting, shareholder servicing and transfer agent services to the Fund. These amounts are presented on the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $12,316 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, it is based on the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. For the period May 1, 2000 to May 31, 2000, the annual fee is based on the following percentages of the daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion
      - .029%. Effective June 1, 2000, the annual fee is based on the following percentages of the average daily net assets of the Fund: $0 to $1 billion
      - .0315%; over $1 billion - .01%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .050%, .050% and .100% to the Adviser, RIS, Commercial Banking, and Solutions, respectively based upon the average daily value of all Fund shares held by or for customers of these


16 Annual Report

SSgA
S&P 500 Index Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $729,441, $123,434, $371, and $185,204, by the Adviser, RIS, Commercial Banking and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with State Street Brokerage Services, Inc. ("SSBSI"), an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $96,304 for the period September 1, 1999 to May 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

         Administration fees                 $   45,125
         Fund accounting fees                     3,036
         Distribution fees                       44,623
         Shareholder servicing fees             538,503
         Transfer agent fees                     23,044
         Trustees' fees                           1,695
                                             ----------
                                             $  656,026
                                             ==========

      Beneficial Interest: As of August 31, 2000, one shareholder was a record owner of approximately 10% of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                     Fiscal Years Ended August 31,
                                                     -----------------------------------------------------------
                                                                2000                             1999
                                                     ---------------------------     ---------------------------
                                                       Shares          Dollars          Shares         Dollars
                                                     -----------     -----------     -----------     -----------
   Proceeds from shares sold                             52,321      $ 1,287,105          66,940     $ 1,498,677
   Proceeds from reinvestment of distributions            4,965          110,904          11,888         232,051
   Payments for shares redeemed                         (52,339)      (1,297,846)        (49,413)     (1,108,956)
                                                        -------      -----------         -------     -----------
   Total net increase (decrease)                          4,947      $   100,163          29,415     $   621,772
                                                        =======      ===========         =======     ===========


                                                                Annual Report 17

SSgA
S&P 500 Index Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

7.    Dividends

      On September 1, 2000, the Board of Trustees declared a dividend of $.0641 from net investment income, payable on September 8, 2000 to shareholders of record on September 5, 2000.


18 Annual Report

SSgA
S&P 500 Index Fund

                                                                 Tax Information

                                                     August 31, 2000 (Unaudited)

      The Fund paid distributions of $75,475,294 from net long-term capital gains during its taxable year ended August 31, 2000.

      Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 19

S&P 500 Index Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal
      Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


Annual Report 20

State Street Equity 500 Index Portfolio

                                                        Portfolio of Investments
                                                                 August 31, 2000

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
Common Stocks - 97.9%
Aerospace - 0.8%
Boeing Co.                                  239,576          12,847
General Dynamics Corp.                       52,200           3,286
Lockheed Martin Corp.                       113,346           3,216
Northrop Grumman Corp.                       18,400           1,432
United Technologies Corp.                   123,900           7,736
                                                          ---------
                                                             28,517
                                                          ---------
Basic Industries - 2.3%
Air Products & Chemicals, Inc.               59,100           2,146
Alcan Aluminum, Ltd.                         56,200           1,844
Alcoa, Inc.                                 227,560           7,566
Allegheny Technologies, Inc.                 18,988             413
B.F. Goodrich Co.                            29,000           1,184
Barrick Gold Corp.                          104,600           1,667
Bemis Co., Inc.                              14,800             496
Bethlehem Steel Corp. (a)                    32,300             113
Boise Cascade Corp.                          15,400             460
Crown Cork & Seal Co., Inc.                  34,300             444
Dow Chemical Co.                            179,400           4,698
du Pont (E.I.) de Nemours & Co.             275,341          12,356
Eastman Chemical Co.                         21,225             915
Engelhard Corp.                              32,725             614
FMC Corp. (a)                                 8,800             597
Freeport-McMoRan Copper
    & Gold, Inc. Class B (a)                 45,600             447
Great Lakes Chemical Corp.                   15,600             526
Hercules, Inc.                               27,400             363
Homestake Mining Co.                         71,800             399
Illinois Tool Works, Inc.                    79,000           4,429
Inco, Ltd. (a)                               49,100             878
International Paper Co.                     126,445           4,030
Kimberly-Clark Corp.                        146,436           8,566
Mead Corp.                                   27,500             737
Minnesota Mining &
    Manufacturing Co.                       104,400           9,709
Newmont Mining Corp.                         46,867             870
Nucor Corp.                                  23,000             845
Owens-Illinois, Inc. (a)                     40,300             526
Phelps Dodge Corp.                           21,339             950

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
Placer Dome, Inc.                            89,100             791
Potlatch Corp.                                7,000             235
PPG Industries, Inc.                         45,800           1,855
Praxair, Inc.                                40,500           1,792
Rohm & Haas Co.                              57,220           1,656
Sealed Air Corp. (a)                         22,443           1,152
Sigma Aldrich Corp.                          23,200             676
Temple-Inland, Inc.                          14,700             624
Union Carbide Corp.                          36,600           1,466
USX-U.S. Steel Group                         23,000             400
W.R. Grace & Co. (a)                         18,000             143
Westvaco Corp.                               27,800             761
Willamette Industries, Inc.                  29,400             897
Worthington Industries, Inc.                 21,900             229
                                                          ---------
                                                             81,465
                                                          ---------
Capital Goods - 6.0%
Allied Waste Industries, Inc.(a)             50,100             460
Ball Corp.                                    7,900             274
Boston Scientific Corp. (a)                 107,200           2,030
Briggs & Stratton Corp.                       5,500             238
Caterpillar, Inc.                            91,000           3,344
Cooper Industries, Inc.                      24,400             862
Crane Co.                                    17,600             442
Cummins Engine Co., Inc.                     11,600             412
Deere & Co.                                  61,500           2,026
Dover Corp.                                  54,500           2,664
Emerson Electric Co.                        112,400           7,439
Fluor Corp.                                  19,900             596
General Electric Co.                      2,601,500         152,675
Grainger (W.W.), Inc.                        25,300             731
HCA-Healthcare Corp. (The)                  146,232           5,045
Ingersoll-Rand Co.                           41,700           1,900
ITT Industries, Inc.                         23,400             787
Johnson Controls, Inc.                       22,000           1,176
Millipore Corp.                              12,700             773
National Service Industries, Inc.            11,300             225
Pall Corp.                                   34,200             731
Parker-Hannifin Corp.                        30,250           1,053
Raytheon Co. Class B                         88,000           2,447

See notes to financial statements.
                                                               Annual Report  21

State Street Equity 500 Index Portfolio

                                                                 August 31, 2000

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
Timken Co.                                   14,500             236
TRW, Inc.                                    33,200           1,517
Tyco International, Ltd.                    442,948          25,248
                                                          ---------
                                                            215,331
                                                          ---------
Consumer Basics - 15.7%
Abbott Laboratories                         405,900          17,758
Albertson's, Inc.                           110,603           2,378
Allergan, Inc.                               33,500           2,450
ALZA Corp. (a)                               27,700           2,095
American Home Products Corp.                341,800          18,521
Amgen, Inc. (a)                             269,200          20,426
Archer-Daniels-Midland Co.                  170,923           1,506
Bard (C.R.), Inc.                            13,800             674
Bausch & Lomb, Inc.                          14,300             511
Baxter International, Inc.                   76,300           6,352
Becton, Dickinson & Co.                      66,400           2,000
Bestfoods                                    72,000           5,085
Biogen, Inc. (a)                             39,200           2,710
Biomet, Inc.                                 46,050           1,557
Black & Decker Corp.                         23,700             950
Bristol-Myers Squibb Co.                    517,900          27,449
Campbell Soup Co.                           110,000           2,791
Cardinal Health, Inc.                        72,212           5,908
Clorox Co. (The)                             63,400           2,294
Coca-Cola Co. (The)                         650,300          34,222
Coca-Cola Enterprises, Inc.                 106,400           1,982
Colgate-Palmolive Co.                       151,900           7,737
ConAgra, Inc.                               127,900           2,342
Corning, Inc.                                77,100          25,284
Costco Wholesale Corp. (a)                  116,500           4,012
CVS Corp.                                   102,100           3,790
Fort James Corp.                             56,000           1,771
General Mills, Inc.                          75,500           2,425
Gillette Co. (The)                          275,000           8,250
HEALTHSOUTH Corp. (a)                       110,600             677
Heinz (H.J.) Co.                             94,150           3,590
Hershey Foods Corp.                          36,100           1,541
Humana, Inc. (a)                             43,900             376
Johnson & Johnson                           365,400          33,594

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
Kellogg Co.                                 105,500           2,446
Kroger Co. (The) (a)                        218,800           4,964
Lilly (Eli) & Co.                           296,300          21,630
Mallinckrodt, Inc.                           18,700             843
Manor Care, Inc. (a)                         29,200             391
McKesson HBOC, Inc.                          74,051           1,847
MedImmune, Inc. (a)                          55,000           4,637
Medtronic, Inc.                             314,700          16,128
Merck & Co., Inc.                           604,300          42,226
Nabisco Group Holdings Corp.                 85,800           2,408
Pactiv Corp. (a)                             45,200             497
PE Corp.                                     54,600           5,371
PepsiCo, Inc.                               377,500          16,091
Pfizer, Inc.                              1,655,525          71,601
Pharmacia & Upjohn, Inc.                    332,732          19,486
Philip Morris Cos., Inc.                    599,400          17,757
Procter & Gamble Co.                        343,100          21,208
Quaker Oats Co.                              33,900           2,303
Ralston-Purina Group                         82,800           1,873
Safeway, Inc. (a)                           130,500           6,435
Sara Lee Corp.                              227,300           4,234
Schering-Plough Corp.                       385,000          15,448
Snap-On Tools Corp.                          15,900             490
St. Jude Medical, Inc. (a)                   23,250             921
Stanley Works                                24,600             658
SYSCO Corp.                                  86,900           3,677
Tenet Healthcare Corp.                       81,200           2,517
Tupperware Corp.                             14,600             295
Unilever NV ADR                             150,428           7,108
UnitedHealth Group, Inc.                     42,400           4,007
UST Corp.                                    42,700             923
Watson Pharmaceuticals, Inc. (a)             26,300           1,622
Wellpoint Health Networks, Inc. (a)          16,800           1,450
Winn-Dixie Stores, Inc.                      40,600             566
Wrigley (Wm.), Jr. Co.                       30,000           2,222
                                                          ---------
                                                            561,288
                                                          ---------
Consumer Durables - 1.3%
AutoZone, Inc. (a)                           36,500             821
Avery Dennison Corp.                         30,600           1,654

See notes to financial statements.

22  Annual Report

State Street Equity 500 Index Portfolio

                                                                 August 31, 2000

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
Best Buy Co. (a)                             53,400           3,297
Cooper Tire & Rubber Co.                     18,900             228
Dana Corp.                                   41,465           1,024
Danaher Corp.                                37,300           2,096
Delphi Automotive Systems Corp.             148,041           2,433
Eaton Corp.                                  19,100           1,268
Ford Motor Co.                              492,878          11,921
General Motors Corp.                        141,098          10,186
Genuine Parts Co.                            47,650             980
Goodyear Tire & Rubber Co.                   43,500           1,017
Harley-Davidson, Inc.                        79,100           3,940
Leggett & Platt, Inc.                        52,800             934
Maytag Corp.                                 19,400             740
PACCAR, Inc.                                 20,890             887
Pitney Bowes, Inc.                           66,600           2,435
Visteon Corp.                                30,250             475
Whirlpool Corp.                              20,300             771
                                                          ---------
                                                             47,107
                                                          ---------
Consumer Non-Durables - 5.0%
Alberto Culver Co. Class B                   16,000             453
Anheuser-Busch Cos., Inc.                   119,200           9,395
Avon Products, Inc.                          61,400           2,406
Bed Bath & Beyond, Inc. (a)                  72,200           1,268
Brown-Forman Distillers, Inc.
    Class B                                  18,800             996
Brunswick Corp.                              23,800             446
Circuit City Stores, Inc.                    55,700           1,445
Consolidated Stores Corp. (a)                28,942             394
Coors (Adolph) Co. Class B                    9,400             560
Dillard's, Inc. Class A                      28,000             359
Dollar General Corp.                         85,616           1,761
Eastman Kodak Co.                            81,200           5,055
Federated Department Stores, Inc. (a)        58,500           1,616
Fortune Brands, Inc.                         43,400           1,107
Gap, Inc.                                   223,475           5,014
Hasbro, Inc.                                 46,400             571
Home Depot, Inc. (The)                      608,297          29,236
International Flavors &
    Fragrances, Inc.                         28,200             726

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
JC Penney & Co., Inc.                        70,700             990
Kmart Corp. (a)                             131,900             923
Kohl's Corp. (a)                             85,500           4,788
Limited, Inc. (The)                         108,836           2,177
Liz Claiborne, Inc.                          12,900             567
Longs Drug Stores, Inc.                       9,700             183
Lowe's Cos., Inc.                           100,100           4,486
Mattel, Inc.                                116,187           1,147
May Department Stores Co.                    89,900           2,062
Newell Rubbermaid, Inc.                      72,657           1,885
NIKE, Inc. Class B                           71,200           2,817
Nordstrom, Inc.                              36,600             631
Office Depot, Inc. (a)                       88,400             646
Polaroid Corp.                               12,200             207
Radioshack Corp.                             48,700           2,873
Reebok International, Ltd. (a)               13,700             263
Russell Corp.                                 7,600             145
Seagram Co., Ltd.                           114,700           6,904
Sears Roebuck & Co.                          91,800           2,863
Springs Industries, Inc.                      5,300             158
Staples, Inc. (a)                           128,850           1,981
Starbucks Corp. (a)                          49,600           1,810
SuperValu, Inc.                              36,900             551
Target Corp.                                240,000           5,580
Tiffany & Company                            39,400           1,640
TJX Cos., Inc.                               81,800           1,539
Toys "R" Us, Inc. (a)                        59,000           1,073
V.F. Corp.                                   31,900             730
Wal-Mart Stores, Inc.                     1,171,900          55,592
Walgreen Co.                                265,700           8,735
                                                          ---------
                                                            178,754
                                                          ---------
Consumer Services - 1.5%
AMR Corp.                                    40,100           1,316
Carnival Corp.                              157,800           3,146
Convergys Corp. (a)                          40,300           1,577
Darden Restaurants, Inc.                     34,100             603
Delta Air Lines, Inc.                        33,300           1,648
Disney (Walt) Co.                           544,886          21,217
Harrah's Entertainment, Inc. (a)             32,100             911

See notes to financial statements.

                                                               Annual Report  23

State Street Equity 500 Index Portfolio

                                                                 August 31, 2000

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
Hilton Hotels Corp.                         103,200           1,032
Marriot International, Inc. Class A          62,000           2,449
McDonald's Corp.                            352,900          10,543
Sabre Holdings Corporation Class A           35,123             979
Sapient Corp. (a)                            31,800           1,677
Southwest Airlines Co.                      129,287           2,925
Tricon Global Restaurants, Inc. (a)          38,810           1,130
USAirways Group, Inc. (a)                    18,700             636
Wendy's International, Inc.                  32,900             621
                                                          ---------
                                                             52,410
                                                          ---------
Electrical Equipment - 1.0%
American Power Conversion Corp. (a)          52,400           1,248
Molex, Inc.                                  50,775           2,682
Tektronix, Inc.                              12,400             945
Texas Instruments, Inc.                     453,430          30,351
Thomas & Betts Corp.                         14,900             279
                                                          ---------
                                                             35,505
                                                          ---------
Electronics - 3.5%
Agilent Technologies, Inc. (a)              118,700           7,159
Altera Corp. (a)                            104,600           6,773
Analog Devices, Inc. (a)                     93,100           9,357
Broadcom Corp. (a)                           56,600          14,146
Conexant Systems, Inc. (a)                   57,100           2,123
JDS Uniphase Corp. (a)                      245,000          30,503
KLA Tencor Corporation (a)                   48,200           3,157
Lexmark International Group, Inc.
    Class A (a)                              34,000           2,306
Linear Technology Corp.                      81,600           5,855
Maxim Integrated Products, Inc. (a)          74,200           6,502
Novellus Systems, Inc. (a)                   34,200           2,103
QUALCOMM, Inc. (a)                          195,800          11,724
Sanmina Corp. (a)                            38,700           4,564
Solectron Corp. (a)                         156,700           7,100
Teradyne, Inc.                               45,100           2,923
Xilinx, Inc. (a)                             84,500           7,510
                                                          ---------
                                                            123,805
                                                          ---------

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
Energy - 5.4%
Amerada Hess Corp.                           22,600           1,547
Anadarko Petroleum Corp.                     63,468           4,174
Apache Corp.                                 29,700           1,871
Ashland, Inc.                                18,900             666
Baker Hughes, Inc.                           85,880           3,140
Burlington Resources, Inc.                   58,222           2,289
Chevron Corp.                               171,400          14,483
Conoco, Inc. Class B                        163,400           4,269
Constellation Energy Group                   37,100           1,419
Devon Energy Corp.                           34,000           1,991
El Paso Energy Corp.                         60,400           3,518
Exxon Mobil Corp.                           915,705          74,744
Halliburton Co.                             116,600           6,180
Kerr-McGee Corp.                             23,356           1,476
McDermott International, Inc.                15,400             118
Occidental Petroleum Corp.                   95,300           2,061
ONEOK, Inc.                                   8,000             256
Phillips Petroleum Co.                       67,700           4,189
Rowan Cos., Inc. (a)                         25,200             781
Royal Dutch Petroleum Co. ADR               563,300          34,467
Schlumberger, Ltd.                          150,300          12,822
Sempra Energy                                55,250           1,077
Sunoco, Inc.                                 24,055             654
Texaco, Inc.                                145,300           7,483
Tosco Corp.                                  39,000           1,190
Transocean Sedco Forex, Inc.                 53,952           3,224
Unocal Corp.                                 62,700           2,093
USX-Marathon Group                           80,500           2,209
                                                          ---------
                                                            194,391
                                                          ---------
Finance - 14.5%
Aetna, Inc.                                  37,102           2,075
AFLAC, Inc.                                  69,200           3,737
Allstate Corp.                              195,788           5,690
American Express Co.                        350,300          20,711
American General Corp.                       65,087           4,739
American International Group, Inc.          607,867          54,176
AmSouth Bancorp                             106,850           1,950
AON Corp.                                    66,450           2,479

See notes to financial statements.

24  Annual Report

State Street Equity 500 Index Portfolio

                                                                 August 31, 2000

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
Associates First Capital Corp.
    Class A                                 191,016           5,372
Bank of America Corp.                       434,795          23,289
Bank of New York Co., Inc.                  194,600          10,204
Bank One Corp.                              302,668          10,669
BB&T Corp.                                   96,400           2,609
Bear Stearns Cos., Inc.                      30,168           2,023
Capital One Financial Corp.                  50,100           3,022
Charter One Financial, Inc.                  55,100           1,309
Chase Manhattan Corp.                       341,442          19,078
Chubb Corp. (The)                            45,500           3,484
CIGNA Corp.                                  42,600           4,143
Cincinnati Financial Corp.                   41,700           1,624
CIT Group, Inc. (The) Class A                71,400           1,249
Citigroup, Inc.                           1,183,367          69,079
Comerica, Inc.                               40,350           2,272
Conseco, Inc.                                91,545             772
Countrywide Credit Industries, Inc.          30,800           1,167
Dun & Bradstreet Corp.                       43,700           1,442
Equifax, Inc.                                39,200             997
Federal National Mortgage
    Association                             264,900          14,238
Federal Home Loan Mortgage Corp.            183,100           7,713
Fifth Third Bancorp                         121,925           5,631
First Union Corp.                           258,212           7,472
Firstar Corp.                               254,976           6,088
FleetBoston Financial Corp.                 237,764          10,150
Franklin Resources, Inc.                     61,700           2,345
Golden West Financial Corp.                  42,800           2,038
Hartford Financial Services
    Group, Inc. (The)                        56,000           3,731
Household International Corp.               124,299           5,966
Huntington Bancshares, Inc.                  66,047           1,115
Jefferson-Pilot Corp.                        27,875           1,845
KeyCorp                                     110,098           2,223
Lehman Brothers Holdings, Inc.               31,600           4,582
Lincoln National Corp.                       51,800           2,797
Loews Corp.                                  24,900           2,015
Marsh & McLennan Cos., Inc.                  71,050           8,437
MBIA, Inc.                                   26,600           1,749
MBNA Corp.                                  216,782           7,655

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
Mellon Financial Corp.                      128,900           5,833
Merrill Lynch & Co., Inc.                   102,000          14,790
MGIC Investment Corp.                        28,600           1,682
Morgan (J.P.) & Co., Inc.                    42,700           7,139
Morgan Stanley Dean Witter & Co.            297,612          32,012
National City Corp.                         158,100           3,310
Northern Trust Corp.                         58,200           4,907
Old Kent Financial Corp.                     37,375           1,096
Paine Webber Group, Inc.                     38,900           2,781
Paychex, Inc.                                97,125           4,334
PNC Bank Corp.                               76,000           4,479
Price (T. Rowe) & Associates, Inc.           32,200           1,457
Progressive Corp.                            20,000           1,516
Providian Financial Corp.                    37,200           4,276
Regions Financial Corp.                      59,300           1,290
SAFECO Corp.                                 34,800             916
Schwab (Charles) Corp.                      358,050          13,673
SouthTrust Corp.                             45,800           1,291
St. Paul Cos., Inc.                          54,972           2,618
State Street Corp.                           42,100           4,957
Stilwell Financial, Inc. (a)                 57,900           2,801
Summit Bancorp                               47,300           1,310
SunTrust Banks, Inc.                         79,100           3,906
Synovus Financial Corp.                      74,100           1,459
Torchmark Corp.                              34,700             974
U.S. Bancorp                                196,417           4,272
Union Planters Corp.                         35,600           1,079
UnumProvident Corp.                          63,228           1,371
USA Education, Inc.                          41,200           1,615
Wachovia Corp.                               52,800           3,026
Washington Mutual, Inc.                     143,498           5,022
Wells Fargo Co.                             422,360          18,241
                                                          ---------
                                                            516,584
                                                          ---------
General Business - 2.9%
American Greetings Corp. Class A             17,800             332
Automatic Data Processing, Inc.             165,400           9,862
Block (H&R) Co., Inc.                        26,600             954
Cendant Corp. (a)                           189,636           2,501

See notes to financial statements.

                                                               Annual Report  25

State Street Equity 500 Index Portfolio

                                                                 August 31, 2000

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
Clear Channel Communications,
    Inc. (a)                                151,100          10,936
Comcast Corp. Special Class A               236,400           8,806
Computer Sciences Corp. (a)                  44,000           3,479
Deluxe Corp.                                 19,900             438
Donnelley (R.R.) & Sons Co.                  33,300             857
Dow Jones & Co., Inc.                        24,000           1,502
Ecolab, Inc.                                 34,700           1,351
First Data Corp.                            108,200           5,160
Gannett Co., Inc.                            69,600           3,941
Harcourt General, Inc.                       19,700           1,168
IMS Health, Inc.                             80,400           1,518
Interpublic Group Cos., Inc.                 77,600           2,968
Knight-Ridder, Inc.                          20,500           1,120
McGraw-Hill, Inc.                            49,800           3,084
Meredith Corp.                               14,000             382
New York Times Co. Class A                   44,500           1,744
Omnicom Group, Inc.                          47,400           3,955
Quintiles Transnational Corp. (a)            31,100             433
Time Warner, Inc.                           346,000          29,583
Tribune Co.                                  78,845           2,814
Waste Management, Inc.                      161,859           3,065
Young & Rubicam, Inc.                        19,400           1,135
                                                          ---------
                                                            103,088
                                                          ---------
Shelter - 0.3%
Armstrong World Industries, Inc.             10,600             169
Centex Corp.                                 14,600             422
Georgia-Pacific Group                        46,900           1,255
Kaufman & Broad Home Corp.                   11,100             276
Louisiana Pacific Corp.                      29,100             307
Masco Corp.                                 113,700           2,217
Owens Corning                                15,300              79
Pulte Corp.                                  11,600             382
Sherwin-Williams Co.                         44,200           1,017
Vulcan Materials Co.                         26,500           1,174
Weyerhaeuser Co.                             60,700           2,811
                                                          ---------
                                                             10,109
                                                          ---------

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
Technology - 24.5%
Adaptec, Inc. (a)                            25,100             615
Adobe Systems, Inc.                          31,300           4,069
Advanced Micro Devices, Inc. (a)             78,600           2,957
America Online, Inc. (a)                    604,098          35,415
Apple Computer, Inc. (a)                     85,600           5,216
Applied Materials, Inc. (a)                 211,600          18,264
Autodesk, Inc.                               15,900             447
BMC Software, Inc. (a)                       62,400           1,685
Cabletron Systems, Inc. (a)                  49,300           1,846
Ceridian Corp. (a)                           40,400             977
Cisco Systems, Inc. (a)                   1,829,100         125,636
Citrix Systems, Inc. (a)                     48,800           1,074
COMPAQ Computer Corp.                       446,529          15,210
Computer Associates
    International, Inc.                     154,062           4,891
Compuware Corp. (a)                          97,500           1,030
Dell Computer Corp. (a)                     675,800          29,482
Electronic Data Systems Corp.               122,500           6,102
EMC Corp. (a)                               570,524          55,911
Gateway, Inc. (a)                            84,400           5,748
Guidant Corp. (a)                            80,300           5,405
Hewlett-Packard Co.                         263,000          31,757
Honeywell International, Inc.               210,037           8,100
Intel Corp.                               1,761,200         131,870
International Business
    Machines Corp.                          466,100          61,525
LSI Logic Corp. (a)                          81,900           2,943
Mercury Interactive Corp. (a)                18,500           2,260
Micron Technology, Inc. (a)                 146,500          11,976
Microsoft Corp. (a)                       1,384,500          96,655
National Semiconductor Corp. (a)             46,600           2,074
NCR Corp. (a)                                26,300           1,062
Network Appliance, Inc. (a)                  80,200           9,383
Novell, Inc. (a)                             88,800           1,088
Oracle Systems Corp. (a)                    746,410          67,830
Palm, Inc. (a)                              148,473           6,524
Parametric Technology Corp.(a)               75,400           1,008
PeopleSoft, Inc. (a)                         73,100           2,358
PerkinElmer, Inc.                            13,600           1,223

See notes to financial statements.

26  Annual Report

State Street Equity 500 Index Portfolio

                                                                 August 31, 2000

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
Rockwell International Corp.                 48,400           1,957
Scientific-Atlanta, Inc.                     41,400           3,227
Seagate Technology (a)                       60,400           3,586
Siebel Systems, Inc. (a)                     52,600          10,405
Sun Microsystems, Inc. (a)                  417,100          52,946
Tellabs, Inc. (a)                           107,700           6,051
Textron, Inc.                                36,500           2,046
Thermo Electron Corp. (a)                    43,200           1,004
Unisys Corp. (a)                             86,200           1,121
VERITAS Software Corp. (a)                  103,100          12,424
Xerox Corp.                                 177,600           2,853
Yahoo!, Inc. (a)                            142,400          17,302
                                                          ---------
                                                            876,538
                                                          ---------
Telecommunications - 9.6%
ADC Telecommunications, Inc. (a)            177,700           7,275
Andrew Corp. (a)                             20,868             618
AT&T Corp.                                  986,714          31,082
BellSouth Corp.                             493,100          18,399
CenturyTel, Inc.                             37,950           1,093
Comverse Technology, Inc. (a)                39,700           3,650
Global Crossing, Ltd. (a)                   232,010           6,975
Lucent Technologies, Inc.                   856,292          35,804
Motorola, Inc.                              564,421          20,354
Nextel Communications, Inc.
    Class A (a)                             200,100          11,093
Nortel Networks Corp.                       779,020          63,539
Qwest Communications
    International, Inc. (a)                 428,015          22,096
SBC Communications, Inc.                    893,645          37,310
Verizon Communications                      715,306          31,205
Viacom, Inc. Class B (a)                    401,014          26,993
WorldCom, Inc. (a)                          751,383          27,425
                                                          ---------
                                                            344,911
                                                          ---------
Transportation - 0.3%
Burlington Northern, Inc.                   111,407           2,493
CSX Corp.                                    56,200           1,342
FedEx Corp. (a)                              75,540           3,048
Navistar International Corp. (a)             17,550             658

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
Norfolk Southern Corp.                      104,500           1,678
Ryder Systems, Inc.                          17,100             328
Union Pacific Corp.                          64,500           2,564
                                                          ---------
                                                             12,111
                                                          ---------
Utilities - 3.3%
AES Corp. (a)                               112,100           7,147
Alltel Corp.                                 82,700           4,182
Ameren Corp.                                 36,077           1,459
American Electric Power Co., Inc.            83,800           2,954
Cinergy Corp.                                42,626           1,252
CMS Energy Corp.                             30,800             805
Coastal Corp.                                55,900           3,850
Columbia Energy Group                        21,700           1,523
Consolidated Edison, Inc.                    57,800           1,810
CP & L, Inc.                                 43,200           1,598
Dominion Resources, Inc.                     61,008           3,233
DTE Energy Co.                               38,600           1,341
Duke Energy Corp. NPV                        96,674           7,232
Eastern Enterprises, Inc.                     6,800             430
Edison International                         90,500           1,872
Enron Corp.                                 191,800          16,279
Entergy Corp.                                60,500           1,842
FirstEnergy Corp.                            60,700           1,502
Florida Progress Corp.                       27,100           1,406
FPL Group, Inc.                              46,800           2,498
GPU, Inc.                                    33,500           1,026
KeySpan Corp.                                37,000           1,274
Niagara Mohawk Holdings,
    Inc. (a)                                 41,800             538
NICOR, Inc.                                  13,300             491
Peco Energy Co.                              44,600           2,149
Peoples Energy Corp.                          8,300             270
PG&E Corp.                                  100,300           2,903
Pinnacle West Capital Corp.                  22,000             906
PPL Corp.                                    36,200           1,213
Public Service Enterprise Group,
    Inc.                                     56,900           2,063
Reliant Energy, Inc.                         78,810           2,926
Southern Co.                                169,800           5,083

See notes to financial statements.

                                                               Annual Report  27

State Street Equity 500 Index Portfolio

                                                                 August 31, 2000

                                                            Market
                                                            Value
                                                            (000)
                                            Shares            $
                                           ---------     -----------
Sprint Corp. (Fon Group)                    230,900           7,735
Sprint Corp. (PCS Group) (a)                241,900          12,140
TXU Corp.                                    66,930           2,338
Unicom Corp.                                 46,700           2,134
Williams Cos. (The)                         115,980           5,342
Xcel Energy, Inc.                            89,260           2,237
                                                         ----------
                                                            116,983
                                                         ----------
Total Common Stocks
(cost $2,542,341)(000)                                    3,498,897
                                                         ----------

                                                            Market
                                           Shares/Par       Value
                                             Amount         (000)
                                             (000)            $
                                          -----------    ----------
Short Term Investments - 2.0%
AIM Short Term Investment Prime
    Portfolio                                61,772          61,772
Federated Investors Prime Cash
    Obligations Fund                              3               3
United States Treasury Bills:
   5.69% due 09/14/00 (b)(c)                $ 1,500           1,497
   5.70% due 09/14/00 (b)(c)                  1,535           1,532
   5.75% due 09/14/00 (b)(c)                    200             200
   5.97% due 09/14/00 (b)(c)                  5,000           4,989
                                                         ----------

                                                           Market
                                           Shares/Par      Value
                                             Amount        (000)
                                             (000)           $
                                           ----------    ----------
Total Short Term Investments
(cost $69,993)(000)                                          69,993
                                                         ----------
Total Investments - 99.9%
(identified cost $2,612,334)(000)                         3,568,890

Other Assets and Liabilities
Net - 0.1%                                                    3,556
                                                         ----------
Net Assets - 100%                                        $3,572,446
                                                         ==========

(a) Non-income producing security.
(b) Held as collateral in connection with futures contracts purchased by the Fund.
(c) Rate represents annualized yield at date of purchase.

Abbreviations
ADR - American Depositary Receipt
NPV - No Par Value
NV - Non-voting

                                             Number      Unrealized
                                               of       Appreciation
                                           Contracts       (000)
                                           ---------    ------------
Schedule of Futures Contracts
S&P 500 Financial Futures Contracts

 Expiration date 09/2000                     222         $    1,835
                                                         ----------
Total unrealized appreciation
    on Open futures contracts
    purchased                                            $    1,835
                                                         ==========

See notes to financial statements.
28  Annual Report

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities
(Amounts in thousands)                                           August 31, 2000

Assets
Investments at market (identified cost $2,612,334) ........................      $3,568,890
Receivables:
 Investments sold .........................................................           5,121
 Daily variation margin on futures contracts ..............................             977
 Dividends and interest ...................................................           4,738
                                                                                 ----------
  Total assets ............................................................       3,579,726

Liabilities
Payables:
 Investments purchased ..........................................    $6,847
 Management fees (Note 4) .......................................       433
                                                                     ------
  Total liabilities .......................................................           7,280
                                                                                 ----------
Net Assets ................................................................      $3,572,446
                                                                                 ==========
Composition of Net Assets
Paid-in capital ...........................................................      $2,614,055
Net unrealized appreciation on investments and futures contracts ..........         958,391
                                                                                 ----------
Net Assets ................................................................      $3,572,446
                                                                                 ==========


See notes to financial statements.
                                                               Annual Report  29

State Street Equity 500 Index Portfolio

Statement of Operations
(Amounts in thousands)                     For the Period Ended August 31, 2000*


Investment Income
 Dividends (net of foreign taxes withheld of $124) ........................      $  11,830
 Interest .................................................................          1,037
                                                                                 ---------
  Total Investment Income .................................................         12,867

Expenses
 Management fees (Note 4) ....................................    $     483
                                                                  ---------
  Total Expenses ..........................................................            483
                                                                                 ---------
Net Investment Income .....................................................         12,384
                                                                                 ---------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
 Investments .................................................      (28,849)
 Futures contracts ...........................................        1,133
                                                                  ---------
                                                                                   (27,716)

Net change in unrealized appreciation on:
 Investments .................................................      283,765
 Futures contracts ...........................................        1,835
                                                                  ---------
                                                                                   285,600

                                                                                 ---------
Net realized and unrealized gain .............................                     257,884
                                                                                 ---------
Net increase in net assets resulting from operations .........                   $ 270,268
                                                                                 =========

-----------
* The Portfolio commenced operations on March 1, 2000.


See notes to financial statements.

30  Annual Report

State Street Equity 500 Index Portfolio

Statement of Changes in Net Assets
(Amounts in thousands)                     For the Period Ended August 31, 2000*

Increase (Decrease) in Net Assets From:
Operations
 Net investment income .........................................     $   12,384
 Net realized gain (loss) ......................................        (27,716)
 Net change in unrealized appreciation .........................        285,600
                                                                     ----------
  Net increase in net assets resulting from operations .........        270,268
                                                                     ----------
Capital Transactions (Note 3)
 Proceeds from contributions ...................................      3,697,388
 Fair value of withdrawals .....................................       (395,210)
                                                                     ----------
  Net increase in net assets from capital transactions .........      3,302,178
                                                                     ----------

Total Net Increase in Net Assets ...............................      3,572,446

Net Assets
 Beginning of period ...........................................             --
                                                                     ----------
 End of period .................................................     $3,572,446
                                                                     ==========

-----------
* The Portfolio commenced operations on March 1, 2000.


See notes to financial statements.
                                                               Annual Report  31

State Street Equity 500 Index Portfolio

Financial Highlights
For the Period Ended August 31, 2000*


The following table includes selected supplemental data and ratios to average net assets:

Supplemental Data and Ratios:
 Net assets, end of period (in thousands) .........                  $3,572,446
 Ratios to average net assets:
  Operating expenses** ............................                       0.045%
  Net investment income** .........................                        1.16%
 Portfolio turnover rate*** .......................                          14%
 Total return*** ..................................                       11.74%

-----------
  * The Portfolio commenced operations on March 1, 2000.
 ** Annualized.
*** Not Annualized.


See notes to financial statements.

32  Annual Report

State Street Equity 500 Index Portfolio

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1. Organization

   State Street Master Funds (the "Trust") is a registered and diversified open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust is comprised of 5 investment portfolios. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At August 31, 2000, the other portfolios had not commenced operations. The Declaration of the Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest.

2. Significant Accounting Policies

   The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

   Security valuation: The Portfolio's investments are valued each business day by an independent pricing service approved by the Trustees. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio based on each investor's average net assets.

   Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been "passed through" to the Portfolio's interest holders in proportion to their holdings in the portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on his/her distributive share; therefore no provision has been made for federal income taxes.

                                                               Annual Report  33

State Street Equity 500 Index Portfolio

                                                                 August 31, 2000


   Futures: The Portfolio may enter into financial futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Fund is required to segregate securities in an amount equal to the outstanding value of the open futures contracts in accordance with SEC requirements.

   The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market.

3. Securities Transactions and Capital Transactions

   For the period ended August 31, 2000, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $387,637,175 and $353,684,809, respectively. The aggregate gross unrealized appreciation and depreciation were $1,116,600,115 and $160,044,012 respectively as of August 31, 2000.

   During the period ended August 31, 2000, investment securities were received by the Fund as proceeds from capital invested. Net contributions, at cost, amounted to $2,779,406,282, and unrealized gains assumed by the Fund at the time of purchase amounted to $672,790,394.

4. Related Party Fees and Transactions

   The Portfolio has entered into an investment advisory agreement with State Street Bank and Trust Company ("State Street") under which State Street, as the investment advisor, directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. The Trust also has contracts with State Street to provide Custody, Administration and Transfer Agent services to the Portfolio. In compensation for these services and for the assumption of ordinary operating expenses of the Portfolio, State Street receives a management fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

34  Annual Report

                Report of Ernst & Young LLP, Independent Auditors



To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and schedule of futures contracts, of State Street Equity 500 Index Portfolio (the "Portfolio"), as of August 31, 2000, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from March 1, 2000 (commencement of operations) to August 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio as of August 31, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 1, 2000 (commencement of operations) to August 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Ernst & Young LLP


Boston, Massachusetts
October 6, 2000

                                                               Annual Report  35

                                 [COVER GRAPHIC]

                                  SSgA(R) Funds

                                  ANNUAL REPORT

                            Active International Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                            Active International Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page

Chairman's Letter...........................................................  4

Portfolio Management Discussion and Analysis................................  6

Report of Independent Accountants...........................................  8

Financial Statements........................................................  9

Financial Highlights........................................................ 22

Notes to Financial Statements............................................... 23

Tax Information............................................................. 29

Fund Management and Service Providers....................................... 30

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further details. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Active International Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Active International Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.


Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Active International Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

                                     [PHOTO]

                               Timothy B. Harbert
                      President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Geoff Benarick, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Active International Fund since December 1999. Mr. Benarick joined SSgA in 1995 as an Investment Support Associate in Global Advisor's Active International Operations area. He is responsible for research and portfolio management support for SSgA's active international developed markets strategies. Prior to joining SSgA, he worked for State Street Corporation, Luxembourg as a Senior Portfolio Administrator in the Global Portfolio Operations area. He holds a BA in Economics from Boston College. There are seven other portfolio managers working with Mr. Benarick.


                                                                 Annual Report 5

SSgA Active International Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Provide long-term capital growth.

Invests in: Equity securities of foreign issuers.

Strategy: Fund Managers will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley International Europe, Australia, Far East (MSCI EAFE) Index. Through the use of our proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the Index.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

    Dates        Active International Fund          MSCI EAFE Index **
  Inception*             $10,000                        $10,000
     1995                $10,890                        $10,933
     1996                $11,567                        $11,794
     1997                $11,703                        $12,862
     1998                $10,591                        $12,844
     1999                $13,438                        $16,141
     2000                $14,257                        $17,683

================================================================================

Performance Review

For the fiscal year ended August 31, 2000, the SSgA Active International Fund posted a return of 6.09% versus the MSCI EAFE Index return of 9.55%. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind.

Of the 3.4% difference between the performance of the Fund and the Index results, 1.00% results from the payment of expenses by the Fund. The remainder of the underperformance can be attributed to poor performance in the Fund's Japanese portfolio.

The United States' economy continued to post strong performance throughout the fiscal year, acting as a catalyst to improve economic conditions and fuel growth throughout the world. The heavily technology-laden NASDAQ market returned almost 52% for the five month period ended December 31, 1999. These incredible results helped to drive performance of technology stocks around the globe.

--------------------------------------------------------------------------------
SSgA Active International Fund
--------------------------------------------------------------------------------
     Period Ended       Growth of         Total
       08/31/00          $10,000          Return
--------------        ------------        -------
1 Year                   $10,609           6.09%
5 Years                  $13,092           5.54%+
Inception                $14,257           6.68%+

--------------------------------------------------------------------------------
Morgan Stanley Capital International
   Europe, Australia, Far East Index (Net Dividend)
--------------------------------------------------------------------------------
     Period Ended       Growth of         Total
       08/31/00          $10,000          Return
--------------        ------------        -------
1 Year                   $10,955           9.55%
5 Years                  $16,173          10.09%+
Inception                $17,683          10.92%+

See related Notes on following page.


6 Annual Report

SSgA Active International Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Additionally, cross-border merger and acquisition activity in Europe, rising oil prices, and a series of Federal Reserve interest rate hikes in the US all affected the performance of Fund.

Market and Portfolio Highlights

Europe was the biggest contributor to performance during the past year. Although underweight to the region as a whole, specific security overweights in Media and Health Care, such as Prosieben (up 240%) and Smith and Nephew (up 60%) helped the Fund outperform in this region over the past year. The MSCI Europe returned close to 30% in local terms over the past fiscal year, although stated in dollar terms, the return was only 7%. The substantial decline in the Euro affected year-end results, and was due primarily to relative economic growth in Euro participating countries. Even with the positive growth data coming out of the Euro economies, they could not keep pace with the momentum in the US.

Returns across Europe, and the Fund's European holdings, this year continued to be driven by accelerating merger and acquisition activity, with large notable deals across sectors including Vodafone/Mannesman, Total/Elf and Glaxo/ Smithkline. Technology, Media, and Telecom stocks also drove returns over the year as many firms floated Internet and mobile subsidiaries in order to unlock value and finance the increasing cost of third generation mobile phone investments. Portfolio holdings in these industries, such as Nokia, Mannesmann, and Siemens were among the biggest contributors to the portfolio's performance. The Fund also benefited from underweight securities in the Transportation industry that were negatively affected by increasing oil prices.

Japan continued to be a challenging investment environment during the past year. The disappointingly modest cash flow into the equities markets from the maturing Postal Savings Program, the political uncertainty after Prime Minister Obuchi's stroke, continued corporate restructurings, and the abolishment of the zero interest rate policy all added to the uncertainty of the local Japanese markets. Their economic recovery continued to progress during the year, but at an extremely slow pace. Corporate spending picked up during the first quarter of 2000, followed by increased consumer spending during the second quarter of 2000. However, both factors will need to continue in order to sustain a true economic recovery. Once this recovery is established, the Manager expects foreign funds to flow back into Japan and further sustain the economy. The Fund is currently at a moderate overweight to Japan and is well positioned to take advantage of an upturn in the economy. The Fund's biggest contributors in Japan came from the Technology sector, with Kyocera and Taiyo Yuden returning significant gains of 175% and 170%, respectively.

The Fund's exposure to emerging markets contributed favorable overall performance results during the past fiscal year. Fund allocations in Israel, South Africa, and Brazil all provided beneficial returns, with Israeli pharmaceutical and software companies performing particularly well during the year. The Fund's weight in Korea was the only emerging markets exposure that had a negative effect on the Fund, with continuing concerns over large corporate restructuring dragging that market down during the period.

   --------------------------------------------------------
   Top Ten Equity Holdings
   (as a percent of Total Investments)      August 31, 2000
   --------------------------------------------------------

   Vodafone Airtouch PLC                          2.9%
   Nokia Oyj                                      2.0
   BP Amoco PLC                                   1.5
   Nippon Telegraph & Telephone Corp.             1.5
   Toyota Motor Corp.                             1.2
   Siemens AG                                     1.2
   Telefonaktiebolaget LM Ericsson AB             1.1
   Novartis AG                                    1.1
   France Telecom SA                              1.0
   ING Groep                                      1.0
   --------------------------------------------------------

                           --------------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on March 7, 1995. Index comparison began March 1, 1995.

** Morgan Stanley Capital International Europe, Australia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of over 1,100 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Active International Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000
                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Active International Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------

Common Stocks - 83.9%
Australia - 0.9%
AMP, Ltd.                                                  3,572              37
Aristocrat Leisure, Ltd.                                   3,100              11
Australia & New Zealand Bank Group, Ltd.                     600               5
Australian Gas & Light Co.                                 2,667              16
Brambles Industries, Ltd.                                  1,470              42
BRL Hardy, Ltd.                                            2,227              10
Broken Hill Proprietary Co.                                6,242              68
Commonwealth Bank of Australia                             4,520              72
Computershare, Ltd.                                        3,200              15
CSL, Ltd.                                                  1,037              21
Foster's Brewing Group, Ltd.                               8,162              19
Futuris Corp., Ltd.                                        6,748               6
Harvey Norman Holdings, Ltd.                               5,200              12
Lang Corp., Ltd.                                           4,038              21
Lend Lease Corp.                                           2,300              27
National Australia Bank, Ltd.                              6,238              91
News Corp., Ltd.                                          14,435             188
Publishing Broadcasting, Ltd.                                600               5
QBE Insurance Group                                        4,350              22
Rio Tinto, Ltd.                                            1,275              20
Santos, Ltd.                                               3,868              13
Sonic Healthcare, Ltd.                                     2,200               9
Telstra Corp., Ltd.                                       32,488             106
Westfield Holdings, Ltd.                                     700               5
Westpac Banking Corp.                                      6,912              50
WMC, Ltd.                                                  6,302              30
Woolworths, Ltd.                                           6,683              26
                                                                       ---------
                                                                             947
                                                                       ---------

Austria - 0.1%
Austria Tabak AG                                           3,360             129
                                                                       ---------

Belgium - 0.4%
Fortis B                                                   8,605             261
UCB SA                                                     4,480             171
                                                                       ---------
                                                                             432
                                                                       ---------

Brazil - 0.3%
Banco Itau SA                                            628,200              54
Brasil Telecom Participacoes S.A - ADR                       800              56
Centrais Eletricas Brasileiras
   Electrobras SA - ADR                                    4,000              37
Companhia de Saneamento Basico do
   Estado de Sao Paulo                                   343,500              37
Companhia Siderurgica Nacional - ADR                       1,000              36
Petroleo Brasileiro SA                                     2,377              75
Tele Norte Leste Participacoes SA                      2,554,500              50
                                                                       ---------
                                                                             345
                                                                       ---------

Denmark - 0.2%
Tele Danmark A/S                                           2,800             168
                                                                       ---------

Finland - 2.5%
Nokia Oyj                                                 46,452           2,036
Pohjola Group Insurance Corp. Series B                     2,800             106
Sampo Insurance Co., Ltd. Series A                         5,300             215
Sonera Group Oyj                                           1,240              41
UPM-Kymmene Oyj                                           10,200             258
                                                                       ---------
                                                                           2,656
                                                                       ---------

France - 9.8%
Alcatel (a)                                                9,266             757
Atos SA (a)                                                  600              61
AXA                                                        3,116             443
Banque Nationale Paris                                     9,388             863
Banque Nationale Paris 2002 Warrants (a)                   1,742               8
Cap Gemini Sogeti                                            660             138
Carrefour SA                                               1,562             114
Chargeurs International SA                                 1,944             106
Christian Dior (a)                                         2,400             132
Cie de St. Gobain                                          2,512             334
Credit Lyonnais                                            7,200             291
France Telecom SA                                          8,607             982


                                                                 Annual Report 9

SSgA
Active International Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
Groupe Air France (a)                                     29,650             568
L'Oreal SA (a)                                             5,000             361
Lafarge SA                                                 2,236             166
Lagardere Europe (Regd) S.C.A                              2,701             192
Pernod-Ricard                                              1,697              89
Peugeot SA                                                 2,927             542
Pinault Printemps-Redoute SA                                 562             106
Remy Cointreau SA                                          6,900             224
Renault (Regie Nationale)                                  5,955             259
Rhone-Poulenc SA Class A - ADR                             2,819             211
Sanofi-Synthelabo SA                                       2,068             101
Societe Generale Series A (a)                              3,313             196
Societe Television Francaise (a)                           5,500             401
Sommer Allibert                                            1,400              54
STMicroelectronics N.V                                    13,700             839
Suez Lyonnaise des Eaux SA                                 3,418             342
Thomson Multimedia (a)                                     3,400             206
Total Co. SA Class B                                       5,534             821
Total Fina SA                                              1,620             120
Usinor Sacilor                                            17,639             189
Usinor Sacilor (d)                                             7               0
Vivendi                                                    2,048             167
                                                                       ---------
                                                                          10,383
                                                                       ---------

Germany - 5.1%
Allianz AG                                                 1,419             478
AMB Aachener & Muenchener Beteiligungs AG                  2,200             176
BASF AG                                                    5,100             189
Bayer AG                                                   3,500             148
DaimlerChrysler AG                                           993              51
Deutsche Bank AG                                           7,450             648
Deutsche Lufthansa AG                                      4,518             100
Deutsche Telekom AG                                       22,146             850
Infineon Technologies AG (a)                               3,550             236
MAN AG                                                     3,000              84
SAP AG                                                     1,515             296
Schering AG                                                3,000             160
Siemens AG                                                 7,600           1,217
T-Online International AG (a)                             10,910             291
Thyssen Krupp AG                                           4,604              70
Veba AG                                                    7,150             343
                                                                       ---------
                                                                           5,337
                                                                       ---------

Hong Kong - 1.7%
ASM Pacific Technology                                     4,000              13
Cathay Pacific Airways                                    37,000              72
Cheung Kong Holdings, Ltd.                                 8,000             105
China Unicom, Ltd. (a)                                    58,000             135
Citic Pacific, Ltd.                                        3,000              14
CLP Holdings, Ltd.                                         9,500              43
Dah Sing Financial Group                                   9,600              45
Esprit Holdings, Ltd.                                      1,484               1
Giordano International, Ltd.                              20,000              11
Hang Seng Bank                                            13,500             145
Henderson Land Development Co., Ltd                       13,000              72
Hong Kong Electric Holding, Ltd.                           4,265              14
Hutchison Whampoa, Ltd.                                   34,100             481
Jardine Matheson Holdings, Ltd. - ADR (a)                  4,917              24
Johnson Electric Holdings, Ltd. (a)                        6,000              12
Li & Fung, Ltd.                                            4,000              17
Pacific Century CyberWorks, Ltd. (a)                     159,300             296
SmarTone Telecommunications
   Holdings, Ltd.                                         24,000              47
Sun Hung Kai Properties, Ltd.                             17,000             160
Swire Pacific, Ltd. Class A                               10,500              72
Television Broadcast                                       3,000              17
                                                                       ---------
                                                                           1,796
                                                                       ---------

Ireland - 0.3%
Bank of Ireland                                           42,001             248
CRH PLC                                                    5,880              98
                                                                       ---------
                                                                             346
                                                                       ---------


10 Annual Report

SSgA
Active International Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
Israel - 1.5%
Africa - Israel Investments, Ltd. (a)                        125             143
Agis Industries, Ltd.                                      8,745              86
Bank Hapoalim, Ltd.                                       61,495             196
Bank Leumi Le-Israel                                      41,500              96
Bezeq Israeli Telecommunication Corp., Ltd.               30,950             191
ECI Telecom, Ltd.                                          4,340             136
Elco Holdings, Ltd.                                        8,810              88
IDB Holding Corp., Ltd.                                    2,530             107
Israel Chemicals, Ltd.                                    46,275              58
Koor Industries, Ltd.                                        620              66
RT-SET, Ltd. (a)                                           6,900             104
Scitex Corp., Ltd. (a)                                     3,560              44
Teva Pharmaceutical Industries, Ltd                        4,500             276
                                                                       ---------
                                                                           1,591
                                                                       ---------

Italy - 1.8%
Banca Pop di Milano                                       11,396              80
Compagnia Assicuratrice Unipol
   2005 Warrants (a)                                       3,036               4
Enel SPA                                                  35,560             141
Ente Nazionale Idrocarburi SPA                           110,400             644
Parmalat Finanziaria SPA                                 152,500             208
Telecom Italia Mobile SPA di Risp                         50,300             250
Telecom Italia SPA                                       100,325             596
                                                                       ---------
                                                                           1,923
                                                                       ---------

Japan - 21.8%
Advantest Corp.                                              400              82
Aoyama Trading Co.                                        10,000             133
Asahi Bank, Ltd.                                          33,000             130
Asahi Glass Co., Ltd.                                     11,000             103
Autobacs Seven Co., Ltd.                                   6,500             187
Azel Corp.                                                19,000              55
Bank of Tokyo - Mitsubishi, Ltd.                          47,000             576
Bank of Yokohama                                          22,000              97
Benesse Corp.                                              2,200             131
Bridgestone Tire Corp.                                     4,000              52
Canon, Inc.                                                8,000             358
Casio Computer Co., Ltd.                                   9,000             105
Chiba Bank, Ltd.                                          27,000             110
Chubu Electric Power Co., Inc.                             1,400              24
Chugoku Electric Power                                     7,300             114
Crayfish Co., Ltd. (a)                                         1              28
Crayfish Co., Ltd. - ADR (a)                                 200               1
Dai Ichi Pharmaceutical Co.                                7,000             165
Dai Nippon Screen Manufacturing Co. (a)                    9,000              75
Dai-Tokyo Fire & Marine                                   57,000             202
Daiei, Inc. (a)                                           75,000             215
Dainippon Ink and Chemicals, Inc.                         17,000              60
Daito Trust Construction                                   7,500             126
Daiwa Bank                                               103,000             259
Daiwa House Industries Co.                                19,000             125
Daiwa Industries, Ltd.                                     6,000              20
Daiwa Securities Group, Inc.                              20,000             249
Denki Kagaku Kogyo                                        37,000             149
Eiden Sakakiya Co., Ltd.                                  10,000              83
Fuji Bank, Ltd.                                           29,000             221
Fuji Heavy Industries, Ltd.                               13,000              86
Fuji Photo Film Co.                                        3,000             107
Fujitsu, Ltd.                                             17,000             493
Heiwa Corp.                                                3,000              61
Hikari Tsushin, Inc.                                         250              12
Hisamitsu Pharmaceutical Co.                              11,000             172
Hitachi, Ltd.                                             35,000             414
Hokkaido Electric Power Co., Inc.                          4,600              65
Hokkaido Takushoku Bank, Ltd. (a)(d)                     130,000               0
Honda Motor Co., Ltd.                                     10,000             366
Industrial Bank of Japan, Ltd.                            23,000             174
Internet Initiative Japan, Inc. - ADR (a)                  5,309             190
Ito-Yokado Co., Ltd.                                       2,000              99
Itochu Corp. (a)                                          20,000              88
Itochu Fuel Corp.                                         21,000              74
Itochu Techno Science Corp.                                  400              70
Japan Air Lines Co.                                       42,000             151


                                                                Annual Report 11

SSgA
Active International Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
Japan Tobacco, Inc.                                           14             107
JGC Corp.                                                 61,000             292
Kamigumi Co., Ltd.                                        26,000             123
Kansai Electric Power Co., Inc.                            8,800             144
Kawasaki Kisen                                            94,000             175
Kawasho Corp.                                             15,000              17
Kinden Corp.                                              14,000              90
Kirin Brewery Co.                                          4,000              44
Komatsu Forklift Co., Ltd.                                16,000             103
Konica Corp.                                              14,000             112
Kyocera Corp.                                              1,700             303
Maeda Corp.                                               27,000             103
Marubeni Corp.                                            59,000             163
Matsushita Electric Industrial Co., Ltd.                  18,000             493
Mazda Motor Corp.                                         37,000              88
Mitsubishi Corp.                                          38,000             278
Mitsubishi Electric Corp.                                 22,000             205
Mitsubishi Heavy Industries                               33,000             116
Mitsubishi Rayon                                          24,000              63
Mitsukoshi (a)                                            39,000             134
Morita Corp.                                              17,000              48
Murata Manufacturing Co., Ltd.                             3,000             459
Mycal Corp.                                               17,000              49
NEC Corp.                                                 17,000             486
Nichia Steel Works                                           800               3
Nichirei Corp.                                            33,000             124
Nikko Securities Co., Ltd.                                12,000             116
Nippon Electric Glass                                      5,000             114
Nippon Express Co., Ltd.                                  10,000              56
Nippon Hodo Co., Ltd.                                     26,000             115
Nippon Kayaku Co., Ltd.                                   16,000              91
Nippon Paint Co., Ltd.                                    66,000             208
Nippon Shinpan Co.                                        90,000             191
Nippon Shokubai Kagaku Kogyo Co.                          18,000              91
Nippon Steel Corp.                                        53,000              99
Nippon Suisan                                             47,000              83
Nippon Telegraph & Telephone Corp.                           124           1,477
Nishimatsu Construction                                   15,000              49
Nissan Motor Co., Ltd. (a)                                26,000             131
Nissho Corp.                                              15,000             124
Nissin Food Products                                       6,000             156
Nittoc Construction Co.                                   19,000              35
Nomura Securities Co., Ltd.                               26,000             608
NTT Mobile Communication Network, Inc                          5             132
Olympus Optical Co.                                        3,000              53
Ono Pharmaceutical                                         3,000             120
Orient Corp.                                              56,000             228
Ricoh Co., Ltd.                                            1,000              17
Rohm Co.                                                   1,000             285
Sakura Bank, Ltd.                                         29,000             216
Sanshin Electronics                                       11,000              81
Santen Pharmaceutical Co., Ltd.                            5,000             113
Sanwa Bank                                                10,000              95
Sanwa Shutter Corp.                                       41,000             125
Sanyo Electric Co., Ltd.                                   6,000              51
Sanyo Shinpan Finance Co.                                  5,900             171
Secom Co.                                                  1,000              73
Seino Transportation                                       6,000              32
Sekisui House, Ltd.                                        9,000              91
Sharp Corp.                                               10,000             159
Showa Denko (a)                                           67,000              94
Showa Shell Sekiyu                                        30,000             148
Sintokogio                                                22,000              61
Softbank Corp.                                             3,100             410
Sony Corp.                                                 5,500             614
Sumitomo Bank                                             27,000             334
Sumitomo Chemical                                         13,000              60
Sumitomo Metal Mining Co., Ltd.                           24,000             132
Sumitomo Realty & Development                             48,000             208
Sumitomo Rubber Industries                                27,000             155
Taiheiyo Cement Corp.                                     84,000             135
Taio Daio Paper Co.                                        5,000              50
Taisei Corp.                                              74,000             108
Taiyo Yuden Co., Ltd.                                      2,000             115
Takeda Chemical Industries                                 5,000             296
Takefuji Corp.                                             1,400             138


12 Annual Report

SSgA
Active International Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
Takuma Co.                                                 9,000              65
Toenec Corp.                                               9,000              35
Tohoku Electric Power                                      7,200             103
Tokai Bank                                                15,000              76
Tokio Marine & Fire Insurance Co.                         12,000             122
Tokyo Electric Power                                      11,400             255
Tokyo Electron, Ltd.                                         400              56
Toshiba Corp.                                             34,000             334
Toyo Seikan Kaisha, Ltd.                                  15,000             257
Toyo Trust & Banking Co., Ltd. (The)                      14,000              49
Toyota Motor Corp.                                        28,000           1,218
Uniden Corp.                                              17,000             108
Yamaha Motor Co.                                          17,000             121
Yamanouchi Pharmaceutical                                  1,000              50
Yokogawa Electric Co.                                     20,000             207
                                                                       ---------
                                                                          23,079
                                                                       ---------

Luxembourg - 1.0%
Carrier 1 International SA (a)                               800              35
Lehman Brothers Finance SA 2001
   Warrants (a)                                            8,820           1,002
                                                                       ---------
                                                                           1,037
                                                                       ---------

Netherlands - 4.9%
ABN Amro Holding                                          35,709             888
Aegon NV                                                   8,810             343
DSM                                                        7,586             232
Fortis (NL)                                                   61               2
Getronics (a)                                              6,408              80
Heineken                                                   1,286              65
ING Groep                                                 14,512             971
Koninklijke (Royal) Philips
   Electronics NV (a)                                     12,876             626
Koninklijke Ahold                                          4,923             139
Koninklijke Boskalis Westminster                          11,498             260
Koninklijke KPN (a)                                        6,420             171
Koninklijke Vopak                                          3,051              64
Royal Dutch Petroleum Co.                                 15,341             933
Unilever                                                   6,439             305
World Online International (a)                             4,600              65
                                                                       ---------
                                                                           5,144
                                                                       ---------

Norway - 0.6%
Christiania Bank OG Kreditkasse                           48,012             252
Den Norske Creditbank ASA                                 36,600             166
Norsk Hydro AS                                             4,200             180
                                                                       ---------
                                                                             598
                                                                       ---------

Portugal - 0.0%
PT Multimedia.com (a)                                      1,700              10
                                                                       ---------

Singapore - 2.4%
Chartered Semiconductor
   Manufacturing, Ltd (a)                                 44,000             368
City Developments                                         24,000             119
Creative Technology, Ltd.                                  3,000              65
Cycle & Carriage, Ltd.                                     6,000              13
DBS Group Holdings, Ltd.                                  32,350             392
DBS Land                                                  66,000             107
Keppel Corp.                                              14,000              32
Natsteel Electronics, Ltd.                                13,000              43
Natsteel, Ltd.                                            14,000              19
Oversea-Chinese Banking Corp., Ltd                        25,905             179
Overseas Union Bank                                       15,074              76
SembCorp Industries, Ltd.                                 49,000              52
Singapore Airlines, Ltd. (Alien Market)                   37,000             357
Singapore Press Holdings, Ltd.                            10,090             162
Singapore Technologies
   Engineering, Ltd.                                      77,000             104
Singapore Telecommunications, Ltd.                       167,000             276
United Overseas Bank, Ltd.                                25,344             199
                                                                       ---------
                                                                           2,563
                                                                       ---------


                                                                Annual Report 13

SSgA
Active International Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
South Africa - 0.5%
Amalgamated Banks of South Africa                          7,300              30
Anglo American Platinum Corp., Ltd                           900              35
AngloGold, Ltd.                                              300              12
De Beers Centenary Linked Units                            2,100              58
Driefontein Consolidated                                   5,200              19
FirstRand, Ltd.                                           20,300              22
Impala Platinum Holdings, Ltd.                               700              33
Imperial Holdings, Ltd. (a)                                2,527              24
Metropolitan Life, Ltd.                                   18,300              25
Murray & Roberts Holdings, Ltd.                           36,000              17
Nedcor, Ltd.                                               1,400              32
Rembrandt Group, Ltd.                                      2,900              29
Reunert, Ltd.                                             25,600              43
Sanlam, Ltd.                                              27,200              33
Sappi, Ltd.                                                2,500              22
Sasol                                                      4,600              38
Standard Bank Investment
   Corporation, Ltd.                                       6,100              26
Tongaat-Hulett Group, Ltd.                                 3,600              19
                                                                       ---------
                                                                             517
                                                                       ---------

South Korea - 1.1%
Dacom Corp. (a)                                              180              16
Daewoo Corp. (a)                                           6,420               2
Dongwon Securities                                         1,829              12
Hana Bank                                                  1,950              10
H & CB                                                     1,687              36
Hyundai Electronics Industries Co. (a)                     3,040              56
Kookmin Bank                                               4,020              49
Koram Bank (a)                                             2,190              11
Korea Electric Power Corp.                                 2,360              69
Korea Telecom Corp.                                        1,060              73
Korea Telecom Corp. - ADR                                    300              11
Korean Air                                                 1,113               8
LG Chemical, Ltd.                                          1,450              24
LG Electronics                                             1,440              37
LG Securities                                              1,590              17
Pohang Iron & Steel Co., Ltd.                                590              44
Samsung Corp.                                              2,710              25
Samsung Display Devices Co.                                  560              25
Samsung Electro-Mechanics Co. (a)                            688              29
Samsung Electronics                                        1,530             378
Samsung Fire & Marine Insurance                              765              20
Samsung Securities Co., Ltd.                               1,820              37
SK Telecom Co., Ltd. (a)                                     430              95
Ssangyong Oil Refining Co.                                 1,180              27
                                                                       ---------
                                                                           1,111
                                                                       ---------

Spain - 1.8%
Arceralia Corporacion Siderurgica SA                      18,600             154
Banco Bilbao Vizcaya SA                                    7,964             118
Banco Santander Central Hispano SA                         8,132              87
Endesa SA                                                 19,293             377
Hidroelectrica del Cantabrico SA                           3,150              57
Iberdrola SA                                              21,395             246
Repsol SA                                                 11,277             223
Telefonica de Espana SA - ADR (a)                          7,194             412
Telefonica SA (a)                                          3,761              72
Union Electrica Fenosa SA                                 10,492             195
                                                                       ---------
                                                                           1,941
                                                                       ---------

Sweden - 2.4%
Electrolux AB Series B                                     7,188              89
Europolitan Holdings AB                                    6,300              67
Nordbanken Holding AB                                     39,000             271
Nordic Baltic Holding AB (a)                              26,804             185
Skanska AB Series B                                        6,283             214
Svenska Handelsbanken AB Series A                         35,674             590
Telefonaktiebolaget LM Ericsson AB (a)                    55,988           1,130
                                                                       ---------
                                                                           2,546
                                                                       ---------


14 Annual Report

SSgA
Active International Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
Switzerland - 5.8%
ABB, Ltd.                                                  1,630             182
Ares Serono SA Series B (a)                                  140             164
Baloise Holding, Ltd.                                        410             416
Credit Suisse Group                                        2,309             482
Jelmoli Holding AG (Regd)                                    710             177
Nestle SA                                                    281             606
Novartis AG                                                  746           1,128
Roche Holdings Genusscheine AG                                66             591
Schweiz Ruckversicher (Regd)                                 259             532
Schweizerische
   Lebensversicherungs-und
   Rentenanstalt                                             265             204
SGS Holding (BR)                                              64             115
Swisscom AG                                                  580             164
Synthes-Stratec, Inc.                                        275             174
UBS AG (a)                                                 3,002             437
Vontobel Holding AG                                           88             235
Zurich Allied AG                                             963             496
                                                                       ---------
                                                                           6,103
                                                                       ---------

Thailand - 0.0%
Finance One Public Co., Ltd.
   (Alien Market) (a)(d)                                  31,600               0
                                                                       ---------

United Kingdom - 17.0%
Allied Domecq PLC                                         54,200             252
Allied Zurich AG                                          23,721             290
Anglian Water PLC                                         14,368             117
Barclays PLC                                              20,074             501
BP Amoco PLC                                             169,090           1,547
British Energy PLC                                        24,008              81
British Telecom PLC                                       44,403             564
Cable & Wireless PLC                                      17,763             328
Caradon PLC                                               58,379             150
CMG PLC (a)                                               12,400             246
Commercial Union Assurance Co. PLC                        23,522             362
De La Rue PLC                                             26,391             147
Debenhams PLC                                            124,900             367
Enterprise Oil PLC                                        20,636             164
FKI PLC                                                   64,829             216
Glaxo Wellcome PLC                                        28,825             829
Hanson PLC                                                33,464             198
HSBC Holdings PLC                                         85,427           1,225
Hyder PLC                                                 33,397             175
Imperial Chemical Industries PLC                          45,033             304
Invesco PLC                                               25,300             536
Kingston Communication (Hull) PLC                          8,900              65
LASMO PLC                                                204,167             450
Logica PLC                                                 4,000             126
Millennium & Copthorne Hotel PLC                           3,742              25
Northern Foods PLC                                        65,746             102
Pilkington Brothers PLC                                  195,128             259
PowerGen PLC                                              26,200             222
Reckitt Benckiser PLC                                     10,200             122
Reuters Group PLC                                          9,403             188
Royal Bank of Scotland Group PLC                          31,418             567
Safeway PLC                                               66,685             255
Severn Trent PLC                                          25,783             253
Signet Group PLC                                         197,900             158
Smith & Nephew PLC (a)                                    23,482              96
SmithKline Beecham PLC                                    58,135             757
Tate & Lyle, Ltd. PLC                                     72,895             270
Taylor Woodrow PLC                                       133,595             316
Tesco Store Holdings PLC                                  74,052             233
Thames Water PLC                                          16,354             198
Tomkins PLC                                               32,800             103
United Utilities PLC                                      10,909             101
Vodafone Airtouch PLC                                    735,711           2,969
WPP Group PLC                                             30,600             433
Yorkshire Water PLC                                       36,258             176
Zeneca Group PLC                                          19,853             904
                                                                       ---------
                                                                          17,947
                                                                       ---------


                                                                Annual Report 15

SSgA
Active International Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                         Market
                                                           Number         Value
                                                             of           (000)
                                                           Shares           $
                                                           ------        -------
Total Common Stocks
(cost $80,714)                                                            88,649
                                                                       ---------

Preferred Stocks - 1.0%
Brazil - 0.4%
Banco Bradesco SA                                      4,989,500              42
Banco do Estado de Sao Paulo                             498,000              17
Companhia Brasileira de
   Distribuicao Grupo Pao de
   Acucar - ADR                                              900              34
Companhia Siderurgica de Tubarao                       1,187,400              16
Companhia Vale Do Rio Doce - ADR                             900              25
Companhia Vale Do Rio Doce Series A                        1,500              41
Companmia Cervejaria Brahma                               41,200              41
Embratel Participacoes SA                              1,780,000              40
Embratel Participacoes SA - ADR                            1,700              37
Itausa Investimentos Itau SA                              16,700              18
Petrobras Distribuidora                                1,515,700              24
Petroleo Brasileiro SA                                     2,182              64
Telesp Celular Participacoes SA (a)                    3,102,700              47
                                                                       ---------
                                                                             446
                                                                       ---------

Germany - 0.5%
M.A.N. AG                                                  6,650             135
ProSieben Media AG                                         2,650             397
                                                                       ---------
                                                                             532
                                                                       ---------

South Korea - 0.1%
Samsung Electronic, Ltd.                                     500              59
                                                                       ---------

Total Preferred Stocks
(cost $793)                                                                1,037
                                                                       ---------

                                                       Principal         Market
                                                         Amount           Value
                                                         (000)            (000)
                                                           $                $
                                                       ---------         -------
Long-Term Investments - 0.2%
Germany - 0.1%
Deutsche Finance BV (conv.)
   1.000% due 05/02/01 (a)                                DEM 60              51
                                                                       ---------

Japan - 0.1%
MTI Capital (Cayman), Ltd. (conv.)
   0.500% due 10/01/07 (a)                             JPY39,000             134
                                                                       ---------

Total Long-Term Investments
(cost $261)                                                                  185
                                                                       ---------

Short-Term Investments - 10.4%
United States - 10.4%
AIM Short-Term Investment Prime
   Portfolio Class A (b)                                   4,000           4,000
Federal Home Loan Mortgage
   Discount Notes
   6.430% due 09/05/00 (b)(c)                              4,200           4,197
Federated Investors Prime Cash
   Obligations Fund (b)                                    2,775           2,775
                                                                       ---------
                                                                          10,972
                                                                       ---------

Total Short-Term Investments
(cost $10,972)                                                            10,972
                                                                       ---------

Total Investments - 95.5%
(identified cost $92,740)                                                100,843

Other Assets and Liabilities,
Net - 4.5%                                                                 4,802
                                                                       ---------

Net Assets - 100.0%                                                      105,645
                                                                       =========

See the accompanying notes which are an integral part of the financial statements.


16 Annual Report

SSgA
Active International Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

(a)  Nonincome-producing security.
(b)  At amortized cost, which approximates market.
(c)  Rate noted is yield-to-maturity from date of acqusition.
(d) These securities have been valued by the Security Valuation Committee of the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized.
(e) At August 31, 2000, $1,020 cash was held as collateral in connection with open futures contracts held by the Fund.

Abbreviations:
ADR - American Depositary Receipt
BR - Bearer
NV - Nonvoting

Foreign Currency Abbreviations:
AUD - Australian dollar
DEM - German mark
EUR - Eurodollar
GBP - British pound
JPY - Japanese yen
SEK - Swedish krona
SGD - Singapore dollar
USD - United States dollar

                                                                Unrealized
                                                Number         Appreciation
                                                  of          (Depreciation)
Futures Contracts                              Contracts           (000)
                                               ---------      --------------
FTSE - 100 Index (UK)
   expiration date 09/00                              21           $   88

TOPIX Index (Japan)
   expiration date 09/00                              37               71

DJ EURO STOXX Index (EMU countries)
   expiration date 09/00                              87               48
                                                                   ------

Total Unrealized Appreciation
   (Depreciation) on Open
   Futures Contracts Purchased
   (e)                                                             $  207
                                                                   ======

--------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts
--------------------------------------------------------------------------------
                                                       Unrealized
                                                      Appreciation
 Contracts to         In Exchange                    (Depreciation)
   Deliver                For           Settlement       (000)
    (000)                (000)             Date            $
--------------      --------------      ----------   --------------
USD      1,044      AUD      1,745       10/05/00          (37)
USD        327      AUD        555       10/05/00           (7)
USD      2,993      EUR      3,166       10/05/00         (177)
USD      1,630      EUR      1,730       10/05/00          (92)
USD      1,831      EUR      2,030       10/05/00          (25)
USD        952      GBP        635       10/05/00          (30)
USD        700      GBP        466       10/05/00          (23)
USD      2,070      JPY    221,302       10/05/00           18
USD      1,107      SEK      9,709       10/05/00          (76)
SEK      9,709      USD      1,052       10/05/00           21
SGD      2,139      USD      1,248       10/05/00           (1)
                                                         -----
                                                          (429)
                                                         =====

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 17

SSgA
Active International Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                        Market
                                                        % of             Value
Industry Diversification                                 Net             (000)
(Unaudited)                                            Assets              $
                                                       ------           -------
Basic Industries                                         4.5%             4,708
Capital Goods                                            6.0              6,345
Consumer Basics                                          9.3              9,809
Consumer Discretionary                                   0.5                566
Consumer Durables                                        4.2              4,399
Consumer Non-Durables                                    2.6              2,779
Consumer Services                                        1.4              1,429
Energy                                                   5.6              5,905
Finance                                                 20.9             22,131
General Business                                         2.4              2,561
Miscellaneous                                            3.0              3,122
Shelter                                                  1.6              1,727
Technology                                               7.0              7,382
Transportation                                           0.4                390
Utilities                                               15.7             16,618
Short-Term Investments                                  10.4             10,972
                                                       -----            -------

Total Investments                                       95.5            100,843
Other Assets and Liabilities, Net                        4.5              4,802
                                                       -----            -------

Net Assets                                             100.0%           105,645
                                                       =====            =======

                                                                        Market
                                                        % of             Value
Geographic Diversification                               Net             (000)
(Unaudited)                                            Assets              $
                                                       ------           -------
Africa                                                   0.5%               517
Europe                                                  37.2             39,335
Japan                                                   22.0             23,213
Latin America                                            0.8                790
Middle East                                              1.5              1,591
Pacific Basin                                            6.1              6,474
United Kingdom                                          17.0             17,951
Short-Term Investments                                  10.4             10,972
                                                       -----            -------

Total Investments                                       95.5            100,843
Other Assets and Liabilities, Net                        4.5              4,802
                                                       -----            -------

Net Assets                                             100.0%           105,645
                                                       =====            =======

See the accompanying notes which are an integral part of the financial statements.


18 Annual Report

SSgA
Active International Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at market (identified cost $92,740) ...............................................          $100,843
Cash ..........................................................................................             1,020
Foreign currency holdings (identified cost $785) ..............................................               773
Unrealized appreciation on forward foreign currency exchange contracts ........................                39
Receivables:
   Dividends and interest .....................................................................               256
   Investments sold ...........................................................................               619
   Fund shares sold ...........................................................................             4,190
Short-term investments held as collateral for securities loaned, at market ....................             9,931
                                                                                                         --------

      Total assets ............................................................................           117,671

Liabilities
Payables:
   Investments purchased ..........................................................      $  965
   Fund shares redeemed ...........................................................         523
   Accrued fees to affiliates .....................................................         112
   Other accrued expenses .........................................................          21
   Daily variation margin on futures contracts ....................................           6
Unrealized depreciation on forward foreign currency exchange contracts ............         468
Payable upon return of securities loaned, at market ...............................       9,931
                                                                                         ------

      Total liabilities .......................................................................            12,026
                                                                                                         --------

Net Assets ....................................................................................          $105,645
                                                                                                         ========

Net Assets Consist of:
Undistributed net investment income ...........................................................          $    302
Accumulated net realized gain (loss) ..........................................................            11,893
Unrealized appreciation (depreciation) on:
   Investments ................................................................................             8,103
   Futures contracts ..........................................................................               207
   Foreign currency-related transactions ......................................................              (450)
Shares of beneficial interest .................................................................                10
Additional paid-in capital ....................................................................            85,580
                                                                                                         --------

Net Assets ....................................................................................          $105,645
                                                                                                         ========

Net Asset Value, offering and redemption price per share:
   ($105,645,287 divided by 9,719,878 shares of $.001 par value
      shares of beneficial interest outstanding) ..............................................          $  10.87
                                                                                                         ========

See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 19

SSgA
Active International Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Dividends (net of foreign taxes withheld of $251) ..........................................          $  1,789
   Interest ...................................................................................               134
                                                                                                         --------

      Total investment income .................................................................             1,923

Expenses
   Advisory fees ..................................................................     $   807
   Administrative fees ............................................................          85
   Custodian fees .................................................................         289
   Distribution fees ..............................................................          39
   Transfer agent fees ............................................................          45
   Professional fees ..............................................................          27
   Registration fees ..............................................................          30
   Shareholder servicing fees .....................................................          36
   Trustees' fees .................................................................           7
   Amortization of deferred organization expenses .................................           5
   Miscellaneous ..................................................................           6
                                                                                        -------

   Expenses before reductions .....................................................       1,376
   Expense reductions .............................................................        (300)
                                                                                        -------

      Expenses, net ...........................................................................             1,076
                                                                                                         --------

Net investment income .........................................................................               847
                                                                                                         --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments                                                                           16,476
   Futures contracts                                                                       (305)
   Foreign currency-related transactions                                                 (1,221)           14,950
                                                                                        -------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                                           (7,598)
   Futures contracts                                                                        207
   Foreign currency-related transactions                                                    (22)           (7,413)
                                                                                        -------          --------

Net realized and unrealized gain (loss)                                                                     7,537
                                                                                                         --------

Net increase (decrease) in net assets from operations                                                    $  8,384
                                                                                                         ========

See accompanying notes which are an integral part of the financial statements.


20 Annual Report

SSgA
Active International Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                                          2000             1999
                                                                                       ---------        ---------
Increase (Decrease) in Net Assets

Operations
   Net investment income .......................................................       $    847           $ 1,221
   Net realized gain (loss) ....................................................         14,950             1,365
   Net change in unrealized appreciation (depreciation) ........................         (7,413)           20,360
                                                                                       --------           -------

      Net increase (decrease) in net assets from operations ....................          8,384            22,946
                                                                                       --------           -------

Distributions
   From net investment income ..................................................         (1,269)           (3,396)
   From net realized gain ......................................................             --            (5,999)
                                                                                       --------           -------

      Net decrease in net assets from distributions ............................         (1,269)           (9,395)
                                                                                       --------           -------

Share Transactions
   Net increase (decrease) in net assets from share transactions ...............         (1,386)            9,800
                                                                                       --------           -------

Total net increase (decrease) in net assets ....................................          5,729            23,351
 Net Assets
   Beginning of period .........................................................         99,916            76,565
                                                                                       --------           -------
   End of period (including undistributed net investment income of
      $302 and $731, respectively) .............................................       $105,645           $99,916
                                                                                       ========           =======

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 21

SSgA
Active International Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                               Fiscal Years Ended August 31,
                                                 --------------------------------------------------------
                                                    2000       1999        1998        1997        1996
                                                 --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period .........   $  10.37    $   9.24    $  10.85    $  10.96    $  10.89
                                                 --------    --------    --------    --------    --------

Income From Operations
   Net investment income (a) .................        .09         .12         .16         .10         .36
   Net realized and unrealized gain (loss) ...        .54        2.09       (1.13)        .03         .28
                                                 --------    --------    --------    --------    --------

      Total income from operations ...........        .63        2.21        (.97)        .13         .64
                                                 --------    --------    --------    --------    --------

Distributions
   From net investment income ................       (.13)       (.39)       (.15)       (.18)       (.57)
   From net realized gain ....................         --        (.69)       (.49)       (.06)         --
                                                 --------    --------    --------    --------    --------

      Total distributions ....................       (.13)      (1.08)       (.64)       (.24)       (.57)
                                                 --------    --------    --------    --------    --------

Net Asset Value, End of Period ...............   $  10.87    $  10.37    $   9.24    $  10.85    $  10.96
                                                 ========    ========    ========    ========    ========

Total Return (%) .............................       6.09       26.88       (9.50)       1.17        6.22

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) ..    105,645      99,916      76,565      83,930      54,595

   Ratios to average net assets (%):
      Operating expenses, net (b) ............       1.00        1.00        1.00        1.00        1.00
      Operating expenses, gross (b) ..........       1.28        1.37        1.29        1.40        1.47
      Net investment income ..................        .79        1.30        1.23        1.12        1.16

   Portfolio turnover rate (%) ...............      64.05       62.02       74.79       48.29       22.02

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(b)  See Note 4 for current period amounts.


22 Annual Report

SSgA
Active International Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Active International Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.


                                                                Annual Report 23

SSgA
Active International Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                             Net Unrealized
                             Unrealized       Unrealized      Appreciation
         Federal Tax Cost   Appreciation    (Depreciation)   (Depreciation)
         ----------------   ------------    --------------   --------------
            $92,954,276      $14,773,633     $(6,885,219)      $7,888,414

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in foreign denominated investments, forward contracts, passive foreign investment companies and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the individual Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Deferred organization expenses: The Fund has incurred expenses in connection with its organization. These costs were deferred and are being amortized over 60 months on a straight-line basis.

      Foreign currency translations: The books and records of the Fund are maintained in US dollars. Foreign currency amounts and transactions of the Fund are translated into US dollars on the following basis:

      (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

      (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

      Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at fiscal year-end, resulting from changes in the exchange rates.

      It is not practical to isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates, from that portion that arises from changes in market prices of investments during the year. Such


24 Annual Report

SSgA
Active International Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

      Derivatives: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

      The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

      Foreign currency exchange contracts: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open forward foreign currency exchange contracts at August 31, 2000 are presented in the accompanying Statement of Net Assets.

      Futures: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

      Investment in international markets: Investing in international markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $64,966,199 and $83,805,755, respectively.


                                                                Annual Report 25

SSgA
Active International Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2000, the value of outstanding securities on loan and the value of collateral amounted to $9,443,727 and $9,931,085, respectively. Included in interest income is securities lending income of $81,328 for the year ended August 31, 2000.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. The Adviser voluntarily agreed to waive up to the full amount of its advisory fee to the extent that total expenses exceeded 1.00% of its average daily net assets on an annual basis. The total amount of the waiver for the year ended August 31, 2000 was $298,667. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $1,046 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an


26 Annual Report

SSgA
Active International Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, it is based on the following percentages of the average daily net assets of all international funds: $0 up to and including $500 million - .07%, over $500 million up to and including $1 billion - .06%, over $1 billion up to and including $1.5 billion - .04%, over $1.5 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all International portfolios: $0 to $1 billion - .07%; over $1 billion - .05%. The Administrator will charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses incurred by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175%, to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $20,982, $1,681, $68, $17 and $8,501, by the Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.


                                                                Annual Report 27

SSgA
Active International Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

         Advisory fees                                $ 37,109
         Administration fees                             7,950
         Custodian fees                                 42,735
         Distribution fees                               2,878
         Shareholder servicing fees                     11,960
         Transfer agent fees                             7,860
         Trustees' fees                                  1,610
                                                      --------
                                                      $112,102
                                                      ========

5.    Fund Share Transactions (amounts in thousands)

                                                                  Fiscal Years Ended August 31,
                                                        ------------------------------------------------
                                                                  2000                     1999
                                                        ----------------------    ----------------------
                                                          Shares      Dollars       Shares      Dollars
                                                        ---------    ---------    ---------    ---------
      Proceeds from shares sold .....................      22,664    $ 252,670        8,857    $  81,077
      Proceeds from reinvestment of distributions ...          56          575          879        7,304
      Payments for shares redeemed ..................     (22,639)    (254,631)      (8,387)     (78,581)
                                                        ---------    ---------    ---------    ---------
      Total net increase (decrease) .................          81    $  (1,386)       1,349    $   9,800
                                                        =========    =========    =========    =========

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Miscellaneous Expenses on the Statement of Operations include $7,789 of interest expense paid under the interfund lending program.


28 Annual Report

SSgA
Active International Fund

                                                                 Tax Information

                                                     August 31, 2000 (Unaudited)

      The Fund paid foreign taxes of $243,667 and recognized $1,830,726 of foreign source income during the taxable year ended August 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.0251 per share of foreign taxes paid and $.1883 of gross income earned from foreign sources in the taxable year ended August 31, 2000.

      Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 29

SSgA Active International Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


30 Annual Report

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                           Tax Free Money Market Fund

                                 August 31, 2000

                                   SSgA(R) Funds
                           Tax Free Money Market Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page

Chairman's Letter.........................................................     4

Portfolio Management Discussion and Analysis..............................     6

Report of Independent Accountants.........................................     8

Financial Statements......................................................     9

Financial Highlights......................................................    22

Notes to Financial Statements.............................................    23

Tax Information...........................................................    27

Fund Management and Service Providers.....................................    28

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Income from tax-free funds may be subject to an alternative minimum tax, or state and local taxes. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Tax Free Money Market Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Tax Free Money Market Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Tax Free Money Market Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                    [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer


                                    [PHOTO]

                               Timothy B. Harbert
                     President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. James Donahue, Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Tax Free Money Market Fund since its inception in December 1994. Prior to joining SSgA, he was a municipal bond trader with the investment firm of Jesup Josephthal. He is a graduate of Belknap College with a BS in economics. There are two other portfolio managers working with Mr. Donahue.


                                                                 Annual Report 5

SSgA Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize current income exempt from federal income tax; preservation of capital and liquidity.

Invests in: High quality federally tax exempt short-term municipal securities, including: general obligation bonds and notes, revenue bonds and notes, commercial paper, industrial development and private activity bonds and private placements.

Strategy: Fund Managers base their decisions on the relative attractiveness of different municipal money market instruments, which vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

          Dates        Tax Free Money Market Fund
        Inception*               $10,000
           1995                  $10,254
           1996                  $10,568
           1997                  $10,884
           1998                  $11,219
           1999                  $11,523
           2000                  $11,911
================================================================================

Performance Review
For the fiscal year ended August 31, 2000, the SSgA Tax Free Money Market Fund had a return of 3.37%.

In March 2000, the Fund received a AAA rating from Standard & Poor's Corporation. S&P assigns AAA ratings to funds where safety of principal value is paramount and exposure to loss is limited. This rating corresponds with the underlying investments and the management style of the Fund.

Market and Portfolio Highlights

During the past fiscal year, the Federal Reserve took a cautious bias with regard to interest rates. To prevent the economy from growing too quickly, the Fed raised interest rates a total of 175 basis points during the year, to 6.5% at

--------------------------------------------------------------------------------
SSgA Tax Free Money Market Fund
--------------------------------------------------------------------------------

Period Ended             Growth of              Total
  08/31/00                $10,000               Return
------------            -----------          -----------
1 Year                    $10,337                3.37%
5 Years                   $11,617                3.04%+
Inception                 $11,911                3.09%+

*     The Fund commenced operations on December 1, 1994.
+     Annualized.


6 Annual Report

SSgA Tax Free Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

August 31, 2000. The short-term tax-exempt markets focus on seasonal supply and demand factors to determine the level of interest rates, and as a result, are less affected by actions of the Federal Reserve. In the one year maturity range, interest rates rose from 3.68% to a peak of 4.64% in mid May, closing in August at 4.20% as tracked by the Bond Buyer 1-Year Note Index. Weekly notes, represented in the BMA Muni swap, show an even more dramatic response to supply and demand fluctuations. Weekly rates began the fiscal year at 3.15%, rising slightly over the subsequent quarter. However, year-end rates spiked to 5.46%, higher than many taxable security rates at that time, attracting potential buyers. Weekly rates peaked in early May 2000 at 5.84%, immediately following the tax season, reducing cash in money funds and effectively lowering demand for the notes. The average weekly rate for the past year was 3.93% and closed at 4.23% at August 31, 2000.

Assets for the Fund fluctuated between $262 million in August 1999 to a high of $368 million in April, and back down to $272 million at August 31, 2000. During the period, average weighted maturity traded in a tight range between 21 and 30 days, extending to 39 days at fiscal year end. With the yield curve relatively flat for much of the period, the Fund maintained a short duration. The Fund is managed so that if the yield curve begins to steepen, the Fund should have the flexibility to take advantage of higher rates and extend the average duration.

--------------------------------------------------------------------------------
Top Ten Issuers
(as a percent of Total Investments)                              August 31, 2000
--------------------------------------------------------------------------------
Kentucky Economic Development Finance Authority
  Pooled Hospital Loan Revenue                                              5.1%
New York, New York Transitional Finance Authority Revenue                   4.7
Missouri, State of, Health & Educational Facilities
  Authority Revenue                                                         4.5
Texas, State of, Tax & Revenue Anticipation Notes                           3.7
Wichita, Kansas General Obligation                                          3.7
Franklin County, Ohio Hospital Revenue                                      3.2
Louisiana Public Facilities Authority Revenue                               2.8
Iowa Finance Authority Hospital Facility Revenue                            2.6
Ohio, State of, Public Facilities Commission Revenue                        2.0
Salt Lake City, Utah Revenue                                                2.0
--------------------------------------------------------------------------------

                              ---------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

An investment in a money market fund is neither insured nor guaranteed by the US Government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Tax Free Money Market Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Tax Free Money Market Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                                 Principal
                                                                   Amount                      Date          Value
                                                                   (000)          Rate          of           (000)
                                                                     $              %        Maturity*         $
                                                                 ---------       -------     ---------      -------
Municipal Bonds - 99.6%
Alabama - 2.0%
Montgomery, Alabama Baptist Medical Center Special Care
   Facilities Financing Authority Revenue, Series A,
   weekly demand (a)                                                1,000         4.250      12/01/30         1,000
Montgomery, Alabama Baptist Medical Center Special Care
   Facilities Financing Authority Revenue, Series G,
   weekly demand (a)                                                  700         4.250      12/01/30           700
University of Alabama Revenue, Series A, weekly demand              3,800         4.300      10/01/07         3,800
                                                                                                           --------
                                                                                                              5,500
                                                                                                           --------

Alaska - 1.2%
Alaska Industrial Development & Export Authority Revenue
   Lot 5, weekly demand                                             2,035         4.800      07/01/03         2,035
Alaska Industrial Development & Export Authority Revenue
   Lot 6, weekly demand                                             1,355         4.800      07/01/01         1,355
                                                                                                           --------
                                                                                                              3,390
                                                                                                           --------

Arkansas - 1.1%
Arkansas, State of, Development Financial Authority Health
   Care Facilities Revenue, Series B, weekly demand                 3,100         4.250      06/01/12         3,100
                                                                                                           --------

Colorado - 1.3%
Colorado Health Facilities Authority Revenue, Series A              1,450         7.250      02/15/16         1,497
Jefferson County, Colorado School District Number R-001
   General Obligation (a)                                           2,075         5.250      12/15/00         2,083
                                                                                                           --------
                                                                                                              3,580
                                                                                                           --------

Connecticut - 0.9%
Connecticut, State of, Health & Educational Facilities
   Authority Revenue, Series T-2, weekly demand                     2,500         3.900      07/01/29         2,500
                                                                                                           --------

District of Columbia - 0.7%
District of Columbia Revenue, weekly demand (a)                     1,900         4.350      10/01/15         1,900
                                                                                                           --------

Florida - 7.5%
Broward County, Florida Professional Sports Facilities Tax
   Revenue, Series SGA38, weekly demand (a)                         5,000         4.300      09/01/21         5,000
Dade County, Florida Industrial Development Authority
   Revenue, Series A, weekly demand                                   950         4.250      01/01/16           950


                                                                 Annual Report 9

SSgA
Tax Free Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                 Principal
                                                                   Amount                      Date          Value
                                                                   (000)          Rate          of           (000)
                                                                     $              %        Maturity*         $
                                                                 ---------       -------     ---------      -------
Dade County, Florida Industrial Development Authority Revenue,
   Series B, weekly demand                                            885         4.250      01/01/16           885
Dade County, Florida Industrial Development Authority Revenue,
   Series C, weekly demand                                            475         4.250      01/01/16           475
Dade County, Florida Industrial Development Authority Revenue,
   Series D, weekly demand                                            100         4.250      01/01/16           100
Jacksonville, Florida Electric Authority Revenue, Series 3,
   (pre-refunded 10/01/00)(b)                                       1,000         6.650      10/01/02         1,017
Jacksonville, Florida Electric Authority Revenue, Series A          2,065         4.100      10/01/00         2,065
Putnam County, Florida Development Authority Pollution
   Control Revenue, Series D, semiannual demand                     2,000         4.350      12/15/09         2,000
Putnam County, Florida Development Authority Pollution
   Control Revenue, Series H-4, semiannual demand                   2,830         4.050      03/15/14         2,830
St. Lucie County, Florida Pollution Control Commercial Paper        5,000         4.300      12/18/00         5,000
                                                                                                           --------
                                                                                                             20,322
                                                                                                           --------

Georgia - 2.9%
Burke County, Georgia Development Authority Pollution
   Control Revenue, Series A, weekly demand (a)                       650         4.200      01/01/19           650
Clayton County, Georgia Housing Authority Multi-family
   Housing Revenue, Series A, weekly demand                         2,315         4.350      01/01/21         2,315
Clayton County, Georgia Housing Authority Multi-family
   Housing Revenue, Series D, weekly demand                         2,215         4.350      01/01/21         2,215
De Kalb County, Georgia Housing Authority Multi-family
   Housing Revenue, weekly demand                                   1,200         4.200      06/15/25         1,200
Georgia, State of, General Obligation, Series D                     1,500         6.800      08/01/01         1,533
                                                                                                           --------
                                                                                                              7,913
                                                                                                           --------
Hawaii - 2.3%
Hawaii, State of, General Obligation, Series BS
   (pre-refunded 09/01/00)(b)                                       1,100         7.000      09/01/03         1,111
Honolulu, Hawaii City & County General Obligation,
   Series A, weekly demand                                          5,125         4.250      01/01/18         5,125
                                                                                                           --------
                                                                                                              6,236
                                                                                                           --------


10 Annual Report

SSgA
Tax Free Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                 Principal
                                                                   Amount                      Date          Value
                                                                   (000)          Rate          of           (000)
                                                                     $              %        Maturity*         $
                                                                 ---------       -------     ---------      -------
Illinois - 3.2%
Illinois Development Finance Authority, Economic
   Development Revenue, weekly demand                                 700         4.350      12/01/09           700
Illinois Health Facilities Authority Revenue Series B,
   weekly demand                                                    5,000         4.200      08/01/20         5,000
Illinois Student Assistance Commission, Student Loan
   Revenue Series A, weekly demand                                  2,900         4.300      03/01/16         2,900
                                                                                                           --------
                                                                                                              8,600
                                                                                                           --------

Indiana - 2.3%
Marion County, Indiana Convention & Recreational
   Facilities Authority
 Excise Tax Revenue, Series B (pre-refunded 06/01/01)(a)(b)         1,000         7.000      06/01/21         1,039
North Harrison, Indiana High School Building Corp. Revenue
   (pre-refunded 01/15/01)(b)                                       5,000         7.300      01/15/13         5,156
                                                                                                           --------
                                                                                                              6,195
                                                                                                           --------

Iowa - 3.9%
Des Moines, Iowa Commercial Development Revenue, Series E,
   weekly demand                                                    3,400         4.200      04/01/15         3,400
Iowa Finance Authority Hospital Facility Revenue, Series B,
   weekly demand (a)                                                3,300         4.250      07/01/07         3,300
Iowa Finance Authority Hospital Facility Revenue, Series B,
   weekly demand (a)                                                3,800         4.250      01/01/28         3,800
                                                                                                           --------
                                                                                                             10,500
                                                                                                           --------

Kansas - 3.7%
Wichita, Kansas General Obligation                                 10,000         5.000      02/22/01        10,032
                                                                                                           --------

Kentucky - 6.3%
Kentucky Economic Development Finance Authority Pooled
   Hospital Loan Revenue, weekly demand                            13,895         4.450      08/01/18        13,895
Lexington-Fayette, Kentucky Urban County Government Public
   Facilities Corp. Mortgage Revenue                                2,000         4.375      02/01/01         2,002
University of Kentucky Revenue, Series L                            1,140         6.600      05/01/05         1,179
                                                                                                           --------
                                                                                                             17,076
                                                                                                           --------

Louisiana - 3.0%
Ascension Parish, Louisiana Pollution Control Revenue,
   weekly demand                                                      700         4.250      12/01/09           700
Louisiana Public Facilities Authority Revenue, weekly
   demand                                                           7,500         4.350      05/15/30         7,500
                                                                                                           --------
                                                                                                              8,200
                                                                                                           --------


                                                                Annual Report 11

SSgA
Tax Free Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                 Principal
                                                                   Amount                      Date          Value
                                                                   (000)          Rate          of           (000)
                                                                     $              %        Maturity*         $
                                                                 ---------       -------     ---------      -------
Maine - 1.4%
Maine Health & Higher Education Facilities Authority
   Revenue, Series C, weekly demand (a)                             1,700         4.250      12/01/25         1,700
Maine Regional Waste System, Inc. Solid Waste Resource
   Recovery Revenue, Series M, weekly demand                        2,035         4.350      07/01/04         2,035
                                                                                                           --------
                                                                                                              3,735
                                                                                                           --------

Maryland - 3.0%
Maryland, State of, Health & Higher Educational Facilities
   Authority Revenue, Series A, weekly demand                       4,000         4.200      04/01/35         4,000
Prince George's County, Maryland Certificates of
   Participation,
   Series A (a)                                                     4,050         5.000      10/15/00         4,054
                                                                                                           --------
                                                                                                              8,054
                                                                                                           --------

Massachusetts - 1.6%
Massachusetts, State of, Health & Educational Facilities
   Authority Revenue, Series D, weekly demand (a)                   1,000         4.000      10/01/27         1,000
Massachusetts, State of, Health & Educational Facilities
   Authority Revenue, Series G-1, weekly demand (a)                   600         4.100      01/01/19           600
Massachusetts, State of, Health & Educational Facilities
   Authority Revenue, Series SGA 65, daily demand                   2,700         4.350      07/01/26         2,700
                                                                                                           --------
                                                                                                              4,300
                                                                                                           --------

Michigan - 2.1%
Jackson County, Michigan Economic Development Corp.
   Limited Obligation Revenue, weekly demand                        1,500         4.325      12/01/14         1,500
Michigan, State of, Building Authority Revenue, Series II
   (pre-refunded 09/01/00)(b)                                       1,880         7.250      09/01/00         1,880
Okemos, Michigan Public School District, General Obligation,
   Series I (pre-refunded 05/01/01)(a)(b)                           2,200         6.900      05/01/11         2,279
                                                                                                           --------
                                                                                                              5,659
                                                                                                           --------

Minnesota - 1.5%
Minnesota, State of, Housing Finance Agency, Series G,
   semiannual demand                                                3,000         4.350      07/01/25         3,000
Olmsted County, Minnesota Housing & Redevelopment
   Authority Revenue (pre-refunded 02/01/01)(b)                     1,025         7.000      02/01/05         1,036
                                                                                                           --------
                                                                                                              4,036
                                                                                                           --------


12 Annual Report

SSgA
Tax Free Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                 Principal
                                                                   Amount                      Date          Value
                                                                   (000)          Rate          of           (000)
                                                                     $              %        Maturity*         $
                                                                 ---------       -------     ---------      -------
Missouri - 5.7%
Kansas City, Missouri Industrial Development Authority
   Multi-family Housing Revenue, monthly demand                     2,220         4.600      12/01/15         2,220
Kansas City, Missouri Municipal Assistance Corp. Revenue,
   Series B (pre-refunded 4/15/01)(a)(b)                            1,030         6.000      04/15/20         1,041
Missouri, State of, Health & Educational Facilities
   Authority Revenue, Series A, weekly demand                       1,800         4.200      09/01/10         1,800
Missouri, State of, Health & Educational Facilities
   Authority Revenue, Series A, weekly demand                       1,000         4.250      12/01/19         1,000
Missouri, State of, Health & Educational Facilities
   Authority Revenue, Series B, weekly demand                       1,100         4.250      06/01/14         1,100
Missouri, State of, Health & Educational Facilities
   Authority Revenue, Series C, weekly demand                       3,200         4.250      06/01/19         3,200
Missouri, State of, Health & Educational Facilities
   Authority Revenue, Series C, weekly demand                       1,100         4.250      12/01/19         1,100
Missouri, State of, Health & Educational Facilities
   Authority Revenue, Series D, weekly demand                       4,100         4.250      06/01/19         4,100
                                                                                                           --------
                                                                                                             15,561
                                                                                                           --------

Nevada - 1.0%
Las Vegas, Nevada General Obligation, Series A (a)                  1,210         4.750      11/01/00         1,211
Nevada Housing Division Revenue, Series A, weekly demand            1,030         4.400      10/01/30         1,030
Nevada Housing Division Revenue, Series E, weekly demand              400         4.400      10/01/30           400
                                                                                                           --------
                                                                                                              2,641
                                                                                                           --------

New Hampshire - 0.7%
New Hampshire, State of, Business Finance Authority
   Resource Recovery Revenue, Series A, weekly demand                 300         4.250      01/01/18           300
New Hampshire, State of, Higher Educational & Health
   Facilities Authority Revenue, Series A, weekly demand (a)          600         4.250      12/01/25           600
New Hampshire, State of, Higher Educational & Health
   Facilities Authority Revenue, Series E, weekly demand (a)        1,000         4.250      12/01/25         1,000
                                                                                                           --------
                                                                                                              1,900
                                                                                                           --------

New Jersey - 0.4%
New Jersey Economic Development Authority Pollution
   Control Revenue, Series A, weekly demand (a)                     1,000         4.150      03/01/12         1,000
                                                                                                           --------


                                                                Annual Report 13

SSgA
Tax Free Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                 Principal
                                                                   Amount                      Date          Value
                                                                   (000)          Rate          of           (000)
                                                                     $              %        Maturity*         $
                                                                 ---------       -------     ---------      -------
New York - 7.3%
New York, New York General Obligation, Series A-9,
   weekly demand                                                    2,550         4.250      08/01/18         2,550
New York, New York General Obligation, Series B,
   weekly demand                                                    1,300         4.050      08/15/24         1,300
New York, New York Municipal Trust, Series SGB 36,
   weekly demand                                                    1,100         4.200      06/01/22         1,100
New York, New York Transitional Finance Authority Revenue,
   Series A-1, weekly demand                                        4,160         4.300      11/15/22         4,160
New York, New York Transitional Finance Authority Revenue,
   Series A-2, weekly demand                                        2,100         4.050      11/15/21         2,100
New York, New York Transitional Finance Authority Revenue,
   Series A-2, weekly demand                                        3,100         4.050      11/15/22         3,100
New York, New York Transitional Finance Authority Revenue,
   Series A-2, weekly demand                                        3,300         4.050      11/15/27         3,300
Suffolk County, New York Industrial Development Agency
   Revenue, weekly demand                                           2,315         4.000      02/01/07         2,315
                                                                                                           --------
                                                                                                             19,925
                                                                                                           --------

North Carolina - 1.0%
Charlotte, North Carolina Airport Revenue, Series A,
   weekly demand (a)                                                  775         4.250      07/01/16           775
University of North Carolina School of Medicine Ambulatory
   Care Clinic Revenue, weekly demand                               2,000         4.300      07/01/12         2,000
                                                                                                           --------
                                                                                                              2,775
                                                                                                           --------

Ohio - 6.9%
Clermont County, Ohio Hospital Facilities Revenue, Series A,
   weekly demand                                                      400         4.300      12/01/21           400
Clermont County, Ohio Hospital Facilities Revenue, Series B,
   weekly demand                                                      880         4.350      09/01/21           880
Franklin County, Ohio Hospital Revenue, weekly demand               8,700         4.250      06/01/16         8,700
Ohio, State of, Building Authority Revenue, Series B                1,000         4.500      09/01/00         1,000
Ohio, State of, Public Facilities Commission Revenue,
   Series II-A                                                      5,500         4.500      12/01/00         5,506
Rocky River, Ohio City School District General Obligation,
   Series A (pre-refunded 12/01/00)(b)                              2,220         6.900      12/01/11         2,278
                                                                                                           --------
                                                                                                             18,764
                                                                                                           --------

Oklahoma - 1.9%
Muskogee, Oklahoma Industrial Trust Pollution Control
   Revenue,
   Series A, weekly demand                                          5,000         4.500      01/01/25         5,000
Oklahoma, State of, Industrial Authority Revenue, Series B,
   daily demand (a)                                                   300         4.300      08/15/29           300
                                                                                                           --------
                                                                                                              5,300
                                                                                                           --------


14 Annual Report

SSgA
Tax Free Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                 Principal
                                                                   Amount                      Date          Value
                                                                   (000)          Rate          of           (000)
                                                                     $              %        Maturity*         $
                                                                 ---------       -------     ---------      -------
Pennsylvania - 0.4%
Pennsylvania, State of, Higher Education Assistance Agency
   Student Loan Revenue, Series A, semiannual demand                1,000         4.625      12/01/00         1,001
                                                                                                           --------

Rhode Island - 0.4%
Rhode Island, State of, Public Buildings Authority
   Revenue, Series A (pre-refunded 02/01/01)(a)(b)                  1,200         6.000      02/01/11         1,209
                                                                                                           --------

South Carolina - 1.3%
Piedmont, South Carolina Municipal Power Agency Electric
   Revenue, Series C, weekly demand (a)                               500         4.200      01/01/19           500
York County, South Carolina Pollution Control Revenue,
   semiannual demand                                                3,000         4.050      09/15/14         3,000
                                                                                                           --------
                                                                                                              3,500
                                                                                                           --------

Tennessee - 2.1%
Knox County, Tennessee Health Education & Housing
   Facilities Board Hospital Facilities Revenue, Series B,
   weekly demand                                                    2,700         4.350      09/01/14         2,700
Memphis, Tennessee General Obligation, Series A, weekly demand      1,000         4.250      08/01/03         1,000
Memphis, Tennessee General Obligation, Series B, weekly demand        400         4.300      08/01/02           400
Shelby County, Tennessee General Obligation, Series A,
   weekly demand                                                    1,500         4.200      03/01/08         1,500
                                                                                                           --------
                                                                                                              5,600
                                                                                                           --------

Texas - 10.4%
Alief, Texas Independent School District General Obligation
   (pre-refunded 02/15/01)(b)                                       1,000         6.400      02/15/02         1,009
Brownsville, Texas Utility System Revenue (pre-refunded
   09/01/00)(a)(b)                                                  1,500         6.500      09/01/17         1,530
Harris County, Texas, Industrial Development Corp. Revenue,
   daily demand                                                     1,000         4.300      04/01/27         1,000
Lower Neches Valley, Texas Authority Revenue, semiannual
   demand                                                           1,000         4.250      02/15/17         1,000
San Antonio, Texas Electric & Gas Revenue                           2,500         6.375      02/01/01         2,523
San Antonio, Texas Water Revenue, Series SGA 42, weekly
   demand (a)                                                       4,115         4.300      05/15/26         4,115
Tarrant County, Texas Water Control & Improvement District
   Number 001 Revenue (pre-refunded 03/01/01)(b)                    1,100         5.800      03/01/02         1,108
Tarrant County, Texas Water Control & Improvement District
   Number 001 Revenue (pre-refunded 03/01/01)(b)                    1,000         6.000      03/01/10         1,008


                                                                Annual Report 15

SSgA
Tax Free Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                 Principal
                                                                   Amount                      Date          Value
                                                                   (000)          Rate          of           (000)
                                                                     $              %        Maturity*         $
                                                                 ---------       -------     ---------      -------
Texas A&M University Revenue, weekly demand (a)                     4,130         4.300      05/15/16         4,130
Texas, State of, Tax & Revenue Anticipation Notes                  10,000         5.250      08/31/01        10,094
Texas, State of, Public Finance Authority General Obligation
   (pre-refunded 10/01/00)(b)                                       1,000         6.300      10/01/02         1,002
                                                                                                           --------
                                                                                                             28,519
                                                                                                           --------

Utah - 2.7%
Intermountain Power Agency Utah Power Supply Revenue,
   Series E,  semiannual demand (a)                                 2,000         4.075      07/01/14         2,000
Salt Lake City, Utah Revenue, Series A, weekly demand               5,450         4.200      01/01/20         5,450
                                                                                                           --------
                                                                                                              7,450
                                                                                                           --------

Vermont - 0.6%
Vermont Educational & Health Buildings Financing Agency
   Revenue, Series B, weekly demand (a)                             1,000         4.250      12/01/25         1,000
Vermont Educational & Health Buildings Financing Agency
   Revenue, Series D, weekly demand (a)                               600         4.250      12/01/25           600
                                                                                                           --------
                                                                                                              1,600
                                                                                                           --------

Virginia - 0.4%
Lynchburg, Virginia Industrial Development Authority
   Hospital Facilities Revenue, Series F, weekly demand (a)           700         4.250      12/01/25           700
Roanoke, Virginia Industrial Development Authority
   Hospital Revenue, Series A, daily demand                           500         4.300      07/01/19           500
                                                                                                           --------
                                                                                                              1,200
                                                                                                           --------

Washington - 4.3%
Benton County, Washington Public Utilities District Number
   001 Electricity Revenue (a)                                      1,370         6.000      11/01/00         1,374
Kent, Washington General Obligation, Series SGA 27,
   weekly demand                                                    5,300         4.300      12/01/16         5,300
King County, Washington General Obligation, Series A                1,000         6.800      12/01/00         1,007
Port of Kalama, Washington Public Corp. Port, weekly demand           725         4.400      01/01/04           725
Port of Seattle, Washington Revenue, Series A
   (pre-refunded 12/01/00)(a)(b)                                    3,250         6.000      12/01/14         3,264
                                                                                                           --------
                                                                                                             11,670
                                                                                                           --------


16 Annual Report

SSgA
Tax Free Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                 Principal
                                                                   Amount                      Date          Value
                                                                   (000)          Rate          of           (000)
                                                                     $              %        Maturity*         $
                                                                 ---------       -------     ---------      -------
West Virginia - 0.2%
West Virginia, State of, Hospital Finance Authority
   Revenue, Series A, weekly demand (a)                               600         4.250      12/01/25           600
                                                                                                           --------

Total Investments - 99.6% (amortized cost $271,043)(c)
                                                                                                            271,043

Other Assets and Liabilities, Net - 0.4%                                                                      1,162
                                                                                                           --------

Net Assets - 100.0%                                                                                         272,205
                                                                                                           ========

(a)  Bond is insured by AMBAC, FGIC, or MBIA/BIG.
(b) Pre-refunded: These bonds are collateralized by U.S. Government Obligations, which are held in escrow by a trustee and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(c)  The cost for federal income tax purposes is the same as shown above.
* All securities with a maturity greater than thirteen months have a demand feature, or an optional or mandatory put, or are pre-refunded, resulting in an effective maturity of thirteen months or less. Additionally, all daily and weekly demand securities are backed by direct payment letters of credit.


                                                                Annual Report 17

SSgA
Tax Free Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

Quality Ratings as a % of Value (Unaudited)

VMIG1, SP-1+ or equivalent * ........................  100%

Economic Sector Emphasis as a % of Value (Unaudited)

Healthcare Revenue ..................................   22%
General Obligation ..................................   20
Housing Revenue .....................................   14
Pre-refunded ........................................   11
Education Revenue ...................................    9
Industrial Revenue/Pollution Control Revenue ........    9
Electricity & Power Revenue .........................    6
Utility Revenue .....................................    5
Stadium Revenue .....................................    2
Highway Revenue .....................................    1
Student Loan Revenue ................................    1
                                                      ----

                                                       100%
                                                      ====

* VMIG1: The highest short-term municipal note credit rating given by Moody's Investors Services to notes with a demand feature which are of the best quality.

  SP-1+: The highest short-term municipal note credit rating given by Standard &
         Poor's Corporation to notes with a very strong or strong capacity to pay principal and interest.

See accompanying notes which are an integral part of the financial statements.


18 Annual Report

SSgA
Tax Free Money Market Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at amortized cost which approximates market .....................       $ 271,043
Interest receivable .........................................................           2,151
                                                                                    ---------

      Total assets ..........................................................         273,194

Liabilities
Payables:
   Dividends ....................................................   $     830
   Accrued fees to affiliates ...................................         148
   Other accrued expenses .......................................          11
                                                                    ---------

      Total liabilities .....................................................             989
                                                                                    ---------

Net Assets ..................................................................       $ 272,205
                                                                                    =========

Net Assets Consist of:
Accumulated net realized gain (loss) ........................................       $     (19)
Shares of beneficial interest ...............................................             272
Additional paid-in capital ..................................................         271,952
                                                                                    ---------

Net Assets ..................................................................       $ 272,205
                                                                                    =========

Net Asset Value, offering and redemption price per share:
   ($272,204,817 divided by 272,228,388 shares of $.001 par value
      shares of beneficial interest outstanding) ............................       $    1.00
                                                                                    =========

See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 19

SSgA
Tax Free Money Market Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Interest ........................................................  $  11,421

Expenses
   Advisory fees ........................................  $     734
   Administrative fees ..................................        103
   Custodian fees .......................................         96
   Distribution fees ....................................        397
   Transfer agent fees ..................................         48
   Professional fees ....................................         16
   Registration fees ....................................         44
   Shareholder servicing fees ...........................        229
   Trustees' fees .......................................         10
   Amortization of deferred organization expenses .......          3
   Miscellaneous ........................................         19
                                                           ---------

   Expenses before reductions ...........................      1,699
   Expense reductions ...................................        (21)
                                                           ---------

      Expenses, net ................................................      1,678
                                                                      ---------

Net investment income ..............................................      9,743
                                                                      ---------

Net Realized Gain (Loss)
Net realized gain (loss) on investments: ...........................        (25)
                                                                      ---------

Net increase in net assets from operations .........................  $   9,718
                                                                      ---------

See accompanying notes which are an integral part of the financial statements.


20 Annual Report

SSgA
Tax Free Money Market Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                             2000       1999
                                                           ---------  ---------

Increase (Decrease) in Net Assets

Operations
   Net investment income ................................  $   9,743  $   7,575
   Net realized gain (loss) .............................        (25)        34
                                                           ---------  ---------

      Net increase in net assets from operations ........      9,718      7,609
                                                           ---------  ---------

Distributions
   From net investment income ...........................     (9,743)    (7,575)
                                                           ---------  ---------

Share Transactions
   Net increase in net assets from share transactions ...      9,837      2,275
                                                           ---------  ---------

Total net increase (decrease) in net assets .............      9,812      2,309

Net Assets
   Beginning of period ..................................    262,393    260,084
                                                           ---------  ---------

   End of period ........................................  $ 272,205  $ 262,393
                                                           =========  =========

See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 21

SSgA
Tax Free Money Market Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                              Fiscal Years Ended August 31,
                                                 -------------------------------------------------------
                                                   2000        1999        1998        1997        1996
                                                 --------    --------    --------    --------    -------
Net Asset Value, Beginning of Period .........   $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $1.0000
                                                 --------    --------    --------    --------    -------

Income From Operations
   Net investment income .....................      .0331       .0267       .0304       .0295      .0302
                                                 --------    --------    --------    --------    -------

Distributions
   From net investment income ................     (.0331)     (.0267)     (.0304)     (.0295)    (.0302)
                                                 --------    --------    --------    --------    -------

Net Asset Value, End of Period ...............   $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $1.0000
                                                 ========    ========    ========    ========    =======

Total Return (%) .............................       3.37        2.71        3.08        2.99       3.07

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands)...    272,205     262,393     260,084     163,502     45,061
   Ratios to average net assets (%):
      Operating expenses, net ................        .57         .56         .56         .58        .57
      Operating expenses, gross ..............        .58         .56         .56         .58        .57
      Net investment income ..................       3.31        2.67        3.04        2.98       3.01


22 Annual Report

SSgA
Tax Free Money Market Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Tax Free Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

      Securities transactions: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

      Investment income: Interest income is recorded daily on the accrual basis.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income tax and no federal income tax provision was required. At August 31, 2000, the Fund had a net tax basis capital loss carryover of $758, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2008, whichever comes first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $23,922 incurred from November 1, 1999 to August 31, 2000 and treat it as arising in fiscal year 2001.

      Dividends and distributions to shareholders: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among


                                                                Annual Report 23

SSgA
Tax Free Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Deferred organization expenses: The Fund has incurred expenses in connection with its organization. These costs were deferred and are being amortized over 60 months on a straight-line basis.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases, sales and maturities of tax-exempt obligations were $1,418,614,799, $1,237,459,974, and $170,685,000, respectively.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $21,121 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other


24 Annual Report

SSgA
Tax Free Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan" under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses incurred by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as other non-related party service providers. For these services, the Fund pays .025%, .175%, .175%, .050%, and .175% to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $73,345 and $158,931 by the Adviser and Commercial Banking, respectively. The Fund did not incur any expenses from SSBSI, RIS, or Solutions during this year.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

         Advisory fees                   $   57,253
         Administration fees                 10,891
         Custodian fees                      18,687
         Distribution fees                   25,558
         Shareholder servicing fees          16,127
         Transfer agent fees                 18,059
         Trustees' fees                       1,110
                                         ----------
                                         $  147,685
                                         ==========


                                                                Annual Report 25

SSgA
Tax Free Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Beneficial Interest: As of August 31, 2000, three shareholders (two of which were also affiliates of the Investment Company) were record owners of approximately 40%, 25% and 16%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (On a Constant Dollar Basis):

                                                        (amounts in thousands)
                                                     Fiscal Years Ended August 31,
                                                     -----------------------------
                                                           2000          1999
                                                     ------------     ---------
      Proceeds from shares sold.....................    1,144,186       887,427
      Proceeds from reinvestment of distributions...        4,975         4,738
      Payments for shares redeemed..................   (1,139,324)     (889,890)
                                                     ------------     ---------
      Total net increase (decrease).................        9,837         2,275
                                                     ============     =========

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.


26 Annual Report

SSgA
Tax Free Money Market Fund

                                                                 Tax Information

                                                     August 31, 2000 (Unaudited)

      Of the dividends paid by the Tax Free Money Market Fund from net investment income for the taxable year ended August 31, 2000, 100% were exempt interest dividends which are tax exempt for purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.

      Please consult a tax advisor for any questions about federal or state income tax laws.


                                                                Annual Report 27

SSgA Tax Free Money Market Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal
      Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


28 Annual Report

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                         US Government Money Market Fund

                                 August 31, 2000

                                  SSgA(R) Funds

                         US Government Money Market Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                      Page

Chairman's Letter...................................................     4

Portfolio Management Discussion and Analysis........................     6

Report of Independent Accountants...................................     8

Financial Statements................................................     9

Financial Highlights................................................    14

Notes to Financial Statements.......................................    15

Fund Management and Service Providers...............................    19

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA US Government Money Market Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA US Government Money Market Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA US Government Money Market Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

                                     [PHOTO]

                               Timothy B. Harbert
                      President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Lisa Hatfield, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA US Government Money Market Fund since June 1994. Ms. Hatfield is the Unit Head of the cash desk with responsibility for the SSgA money market funds, several short-term funds and enhanced cash portfolios. Prior to joining SSgA, she was a portfolio manager with State Street's Investment Research Department, where she managed the securities lending reinvestment funds since their inception in 1987, as well as other money market portfolios. She received a BS from Suffolk University. There are ten other portfolio managers working with Ms. Hatfield.


                                                                 Annual Report 5

SSgA US Government Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize current income while preserving capital and liquidity.

Invests in: US Government Treasury and Agency notes, and repurchase agreements backed by those securities.

Strategy: Fund Managers base their decisions on the relative attractiveness of different money market investments, which vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates      US Gov't Money Market    Salomon Smith Barney 3-Month Treasury
                    Fund                            T-Bill Index**
Inception*         $10,000                            $10,000
   1991            $10,306                            $10,293
   1992            $10,769                            $10,731
   1993            $11,100                            $11,061
   1994            $11,466                            $11,454
   1995            $12,083                            $12,093
   1996            $12,720                            $12,740
   1997            $13,381                            $13,409
   1998            $14,094                            $14,109
   1999            $14,762                            $14,765
   2000            $15,597                            $15,578
================================================================================

Performance Review

The Fund had a total return of 5.65% for the fiscal year ended August 31, 2000. This compared favorably to the Salomon Smith Barney 3-Month Treasury Bill Index return of 5.51% for the same period. The Fund's performance is net of operating expenses, while Index results do not include expenses of any kind. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well-known representation of money market rates.

The market environment for the last year began with the Federal Open Market Committee (FOMC) tightening monetary policy due to strong domestic growth and rejuvenated demand from abroad. The FOMC raised rates by 25 basis points in June, August and November 1999, bringing the Fed Funds target from 4.75% to 5.50%. The FOMC took no action at its December meeting, but followed a strategy of injecting the economy with massive amounts of cash to ease Y2K liquidity

--------------------------------------------------------------------------------
SSgA US Government Money Market Fund
--------------------------------------------------------------------------------
   Period Ended            Growth of            Total
     08/31/00               $10,000             Return
-------------------     ---------------        --------
1 Year                   $       10,565          5.65%
5 Years                  $       12,907          5.24%+
Inception                $       15,597          4.79%+

--------------------------------------------------------------------------------
Salomon Smith Barney 3-Month Treasury Bill Index
--------------------------------------------------------------------------------
   Period Ended            Growth of            Total
     08/31/00               $10,000             Return
-------------------     ---------------        --------
1 Year                   $       10,551          5.51%
5 Years                  $       12,882          5.20%+
Inception                $       15,578          4.78%+

See related Notes on following page.


6 Annual Report

SSgA US Government Money Market Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

concerns. Fourth quarter GDP logged an impressive 8.3% due to Y2K inventory building supported by the generous liquidity provisions from the Federal Reserve. This surfeit of liquidity, in effect, loosened monetary policy when in fact tight labor markets and excess demand called for tightening.

First quarter 2000 GDP followed with a 4.8% growth rate. The Federal Reserve Board needed to take back the excess liquidity and slow the economy. The FOMC did so by raising interest rates by 100 basis points in the first half of 2000. Although GDP advanced 5.4% throughout the second quarter of 2000, fears of inflation were tempered by the fact that productivity grew at 5% for the same period. The FOMC opted to leave rates unchanged at the June and August meetings while maintaining a cautious stance going forward. The Manager continues to be cautious about future FOMC policy, considering the trend in rising oil prices as well as the upcoming presidential election.

Market and Portfolio Highlights

In the last fiscal year, the SSgA US Government Money Market Fund was managed consistently with its objective of providing safety of principal and liquidity by investing in US Government Treasury and Agency securities and providing competitive returns. The Fund's net assets increased in size by $286 million or 23.1% over the past year to $1.5 billion at August 31, 2000.

During the fall tightening period the Fund was managed with liquidity as a primary concern, with maturing positions remaining in cash and very liquid short-term securities throughout the last calendar quarter of 1999. This large cash position served to hedge against Y2K liquidity concerns and helped with the substantial swings in assets related to calendar year-end 1999. The 100 basis points of tightening in the first half of 2000, combined with the market's concern of further tightening, resulted in a very steep yield curve, with the 6-month LIBOR at 7.10% and the 12-month LIBOR at 7.50%. Additionally, comments from Treasury officials questioning the implicit government guarantee of the Federal agencies widened spreads for these securities, particularly those issued by FNMA and FHLMC. The Fund took the opportunity to buy on market weakness and extended the Fund's average maturity. By end of August, the yield curve had stabilized with the 3-month LIBOR at 6.67%, the 6-month LIBOR at 6.80% and the 12-month LIBOR at 6.92%. The Fund's average maturity ranged between 34 and 60 days, ending at 55 days at August 31, 2000, longer than its peer group average of 51 days as measured by iMoneyNet, Inc. (formerly IBC Financial Data).

The Fund increased exposure in floating rate securities from 38% on August 31, 1999 to 46% at August 31, 2000. This offered protection in rising and falling rate environments. The Manager concentrated primarily on indices such as one- and three-month LIBOR, with a small allocation based on Fed Funds and Prime rates. With the yield curve's potential to steepen on negative inflation news, the Manager will look for those opportunities to extend duration and add yield.

                         ------------------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on March 1, 1991. Index comparison also began on March 1, 1991.

** Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

An investment in a money market fund is neither insured nor guaranteed by the US Government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA US Government Money Market Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


                                                  /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 11, 2000


8 Annual Report

SSgA
US Government Money Market Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                                 Principal
                                                                   Amount                Date           Value
                                                                   (000)       Rate       of            (000)
                                                                     $           %      Maturity          $
                                                                  --------    ------    --------       -------
United States Government Agencies - 85.9%
Federal Farm Credit Bank (a)                                       30,000      6.460    10/20/00         29,998
Federal Home Loan Bank (a)                                         50,000      6.470    09/28/00         49,999
Federal Home Loan Bank                                             28,250      6.350    02/02/01         28,237
Federal Home Loan Bank                                             20,000      6.668    04/06/01         19,993
Federal Home Loan Bank (a)                                         50,000      6.480    07/18/01         49,969
Federal Home Loan Bank (a)                                         50,000      6.430    07/20/01         49,974
Federal Home Loan Bank (a)                                         50,000      6.419    08/15/01         49,967
Federal Home Loan Bank (a)                                         75,000      6.460    08/17/01         74,951
Federal Home Loan Bank Discount Notes                              30,000      6.490    09/20/00         29,897
Federal Home Loan Bank Discount Notes                              30,000      6.450    09/27/00         29,860
Federal Home Loan Bank Discount Notes                              50,000      6.480    12/13/00         49,073
Federal Home Loan Mortgage Association (a)                         35,000      6.525    01/10/01         34,988
Federal Home Loan Mortgage Association                             20,000      6.255    01/12/01         19,993
Federal Home Loan Mortgage Corp. (a)                               50,000      6.525    12/20/00         49,974
Federal Home Loan Mortgage Corp.                                   25,000      6.330    07/19/01         23,589
Federal Home Loan Mortgage Corp. (a)                               50,000      6.430    07/19/01         49,974
Federal Home Loan Mortgage Corp. (a)                               50,000      6.425    07/26/01         49,969
Federal Home Loan Mortgage Corp. (a)                               50,000      6.450    08/17/01         49,967
Federal Home Loan Mortgage Corp. Discount Notes                    50,000      6.495    09/21/00         49,820
Federal Home Loan Mortgage Corp. Discount Notes                    50,000      6.440    09/26/00         49,776
Federal Home Loan Mortgage Corp. Discount Notes                    25,000      6.520    09/28/00         24,878
Federal Home Loan Mortgage Corp. Discount Notes                    49,025      6.400    02/01/01         47,692
Federal National Mortgage Association (a)                          25,000      6.461    11/13/00         24,996
Federal National Mortgage Association                              25,000      5.600    02/02/01         24,905
Federal National Mortgage Association                              25,000      6.570    02/22/01         24,997
Federal National Mortgage Association                              15,000      6.550    03/20/01         14,996
Federal National Mortgage Association (a)                          40,000      6.530    05/24/01         40,000
Federal National Mortgage Association (a)                          40,000      6.485    06/07/01         39,975
Federal National Mortgage Association Discount Notes               25,000      6.465    10/19/00         24,785
Federal National Mortgage Association Discount Notes               25,000      6.695    11/16/00         24,647
Federal National Mortgage Association Discount Notes               40,000      6.460    01/11/01         39,053
Federal National Mortgage Association Discount Notes               50,000      6.400    02/08/01         48,577
Student Loan Marketing Association                                 15,000      5.900    12/01/00         14,994
Student Loan Marketing Association (a)                             75,000      6.773    08/08/01         74,965
                                                                                                      ---------

Total United States Government Agencies (cost $1,309,428)                                             1,309,428
                                                                                                      ---------

Total Investments (amortized cost $1,309,428)                                                         1,309,428
                                                                                                      =========


                                                                 Annual Report 9

SSgA
US Government Money Market Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                                                            Value
                                                                                                            (000)
                                                                                                              $
                                                                                                          ---------
Repurchase Agreements - 14.4%
Agreement with ABN Amro Bank and Bank of New York (Tri-Party) of $60,056
   acquired August 31, 2000 at 6.660% to be repurchased at $60,067 on
   September 1, 2000, collateralized by:
      $59,570 Federal Home Loan Bank securities 5.750%
         due 09/01/00, valued at $61,262                                                                     60,056
Agreement with Banc One Corp. and Chase Bank (Tri-Party) of $50,000 acquired August 31, 2000 at 6.660% to be repurchased at $50,009 on
   September 1, 2000, collateralized by:
      $51,235 Federal National Mortgage Association Discount Notes
         due 9/25/00, valued at $51,004                                                                      50,000
Agreement with Deutsche Bank of $110,000,
   acquired August 31, 2000 at 6.660% to be repurchased at $110,020 on
   September 1, 2000, collateralized by:
      $111,905 Federal National Mortgage Corporation securities 6.400%
          due 02/08/01, valued at $112,205                                                                  110,000
                                                                                                          ---------

Total Repurchase Agreements (identified cost $220,056)                                                      220,056
                                                                                                          ---------

Total Investments and Repurchase Agreements - 100.3% (cost $1,529,484)(b)                                 1,529,484

Other Assets and Liabilities, Net - (0.3%)                                                                   (4,219)
                                                                                                          ---------

Net Assets - 100.0%                                                                                       1,525,265
                                                                                                          =========

(a)   Adjustable or floating rate security.
(b) The identified cost for federal income tax purposes is the same as shown above.

See accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
US Government Money Market Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at amortized cost which approximates market ............................................        $1,309,428
Repurchase agreements (identified cost $220,056) ...................................................           220,056
Interest receivable ................................................................................             5,084
                                                                                                            ----------
      Total assets .................................................................................         1,534,568

Liabilities
Payables:
   Dividends ............................................................................   $  8,350
   Accrued fees to affiliates ...........................................................        909
   Other accrued expenses ...............................................................         44
                                                                                            --------

      Total liabilities ............................................................................             9,303
                                                                                                            ----------

Net Assets .........................................................................................        $1,525,265
                                                                                                            ==========

Net Assets Consist of:
Accumulated net realized gain (loss) ...............................................................        $       56
Shares of beneficial interest ......................................................................             1,525
Additional paid-in capital .........................................................................         1,523,684
                                                                                                            ----------

Net Assets .........................................................................................        $1,525,265
                                                                                                            ==========

Net Asset Value, offering and redemption price per share:
   ($1,525,264,979 divided by 1,525,208,558 shares of $.001 par value
      shares of beneficial interest outstanding) ...................................................        $     1.00
                                                                                                            ==========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
US Government Money Market Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Interest ........................................................................................        $   84,302

Expenses
   Advisory fees .......................................................................   $    3,529
   Administrative fees .................................................................          454
   Custodian fees ......................................................................          387
   Distribution fees ...................................................................          277
   Transfer agent fees .................................................................          141
   Professional fees ...................................................................           30
   Registration fees ...................................................................           65
   Shareholder servicing fees ..........................................................        1,022
   Trustees' fees ......................................................................           25
   Miscellaneous .......................................................................           46
                                                                                           ----------

   Expenses before reduction ...........................................................        5,976
   Expense reductions ..................................................................          (15)
                                                                                           ----------

      Expenses, net ................................................................................             5,961
                                                                                                            ----------

Net investment income ..............................................................................            78,341
                                                                                                            ----------

Net Realized Gain (Loss)
Net realized gain (loss) on investments ............................................................                27
                                                                                                            ----------

Net increase in net assets from operations .........................................................        $   78,368
                                                                                                            ==========

See accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
US Government Money Market Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                                              2000             1999
                                                                                          ------------     ------------
Increase (Decrease) in Net Assets

Operations
   Net investment income ...............................................................   $   78,341       $   61,120
   Net realized gain (loss) ............................................................           27                2
                                                                                           ----------       ----------

      Net increase in net assets from operations .......................................       78,368           61,122
                                                                                           ----------       ----------

Distributions
   From net investment income ..........................................................      (78,341)         (61,120)
                                                                                           ----------       ----------

Share Transactions
   Net increase (decrease) in net assets from share transactions .......................      285,934          293,405
                                                                                           ----------       ----------

Total net increase (decrease) in net assets ............................................      285,961          293,407

Net Assets
   Beginning of period .................................................................    1,239,304          945,897
                                                                                           ----------       ----------

   End of period .......................................................................   $1,525,265       $1,239,304
                                                                                           ==========       ==========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
US Government Money Market Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     Fiscal Years Ended August 31,
                                                  ------------------------------------------------------------------
                                                     2000          1999          1998          1997          1996
                                                  ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period ..........   $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                  ----------    ----------    ----------    ----------    ----------

Income From Operations
   Net investment income ......................        .0551         .0462         .0500         .0500         .0515
                                                  ----------    ----------    ----------    ----------    ----------

Distributions
   From net investment income .................       (.0551)       (.0462)       (.0500)       (.0500)       (.0515)
                                                  ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Period ................   $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                  ==========    ==========    ==========    ==========    ==========

Total Return (%) ..............................         5.65          4.74          5.33          5.19          5.27

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) ...    1,525,265     1,239,304       945,897       904,483       683,210

   Ratios to average net assets (%):
      Operating expenses ......................          .42           .42           .42           .44           .40
      Net investment income ...................         5.55          4.62          5.20          5.08          5.12


14 Annual Report

SSgA
US Government Money Market Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA US Government Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

      Securities transactions: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

      Investment income: Interest income is recorded daily on the accrual basis.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      Dividends and distributions to shareholders: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.


                                                                Annual Report 15

SSgA
US Government Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Repurchase agreements: The Fund may engage in repurchase and tri-party repurchase agreements with certain qualified financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. State Street Bank and Trust Company (the "Adviser") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases, sales and maturities of US Government and Agency obligations, excluding repurchase agreements aggregated to $3,805,303,846, $629,554,079 and $2,840,887,000, respectively.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $14,984 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.


16 Annual Report

SSgA
US Government Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as other non-related party service providers. For these services, the Fund pays .025%, .175%, .175%, .175%, and .175% to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $352,865, $14,186 and $351,002 by the Adviser, RIS and Commercial Banking, respectively. The Fund did not incur any expenses from SSBSI or Solutions during the year.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meeting attended. These expenses are allocated among all of the funds based upon their relative net assets.


                                                                Annual Report 17

SSgA
US Government Money Market Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

             Advisory fees                               $ 334,932
             Administration fees                            52,886
             Custodian fees                                 54,621
             Distribution fees                              14,530
             Shareholder servicing fees                    408,861
             Transfer agent fees                            42,816
             Trustees' fees                                    755
                                                         ---------
                                                         $ 909,401
                                                         =========

      Beneficial Interest: As of August 31, 2000, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 13% of the total outstanding shares of the Fund.

5.    Fund Share Transactions (On a Constant Dollar Basis):

                                                   (amounts in thousands)
                                                Fiscal Years Ended August 31,
                                                -----------------------------
                                                     2000           1999
                                                -------------   ------------
      Proceeds from shares sold ..............    15,303,660     11,294,180
      Proceeds from reinvestment of
        distributions ........................        55,819         46,676
      Payments for shares redeemed ...........   (15,073,545)   (11,047,451)
                                                -------------   ------------

      Total net increase (decrease) ..........       285,934        293,405
                                                =============   ============

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.


18 Annual Report

SSgA US Government Money Market Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


                                                                Annual Report 19

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                             Growth and Income Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                             Growth and Income Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page

Chairman's Letter.........................................................     4

Portfolio Management Discussion and Analysis..............................     6

Report of Independent Accountants.........................................     8

Financial Statements......................................................     9

Financial Highlights......................................................    14

Notes to Financial Statements.............................................    15

Tax Information...........................................................    20

Fund Management and Service Providers.....................................    21

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Growth and Income Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Growth and Income Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Growth and Income Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                    [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer


                                    [PHOTO]

                               Timothy B. Harbert
                     President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. L. Emerson Tuttle, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Growth and Income Fund, and also provides investment management services for employee benefit plans and endowments. Mr. Tuttle joined State Street in 1981, and has over 20 years of investment experience. From 1987 to 1989, Mr. Tuttle was a portfolio manager at private Client Services at State Street Bank in Zurich, Switzerland. Mr. Tuttle is a magna cum laude from Suffolk Law School, and is a member of the Massachusetts Bar and the Boston Security Analysts Society. There are four other portfolio managers working with Mr. Tuttle.


                                                                 Annual Report 5

SSgA Growth and Income Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Achieve long-term capital growth, current income, and growth of income.

Invests in: US equity securities.

Strategy: Fund Managers concentrate in securities with larger market capitalizations, in a range of $1.9 billion to $580 billion. Stock selection focuses on individual companies and the strength of characteristics. In addition, the Fund can invest in IPOs (Initial Public Offerings).

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates             Growth and Income Fund         S&P 500(R) Index**
Inception*                 $10,000                      $10,000
   1994                    $10,623                      $10,547
   1995                    $12,287                      $12,809
   1996                    $13,954                      $15,208
   1997                    $19,668                      $21,391
   1998                    $21,818                      $23,122
   1999                    $30,882                      $32,330
   2000                    $39,301                      $37,610
================================================================================

Performance Review

For the fiscal year ended August 31, 2000, the SSGA Growth and Income Fund gained 27.26%, versus 16.33% for the S&P 500(R) Index. Fund performance is net of operating expenses, whereas Index results do not include expenses of any kind.

The fiscal year-end performance of the Fund has benefitted from investments made in Initial Public Offerings (IPOs). There is no guarantee that the Fund will continue to participate in the IPO market, and due to their volatility, there can be no assurance that the IPOs will continue to have a positive impact on Fund performance.

The Fund benefited from an overweighting in the Energy and Technology sectors throughout the period, and from an overweighting in Financial Services beginning in the second calendar quarter of 2000. The Fund is underweight versus the S&P 500(R) Index in basic materials, industrials, and consumer

--------------------------------------------------------------------------------
SSgA Growth and Income Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                   $12,726          27.26%
5 Years                  $31,987          26.18%+
Inception                $39,301          21.59%+

--------------------------------------------------------------------------------
Standard and Poor's(R) 500 Composite
   Stock Price Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                   $11,633          16.33%
5 Years                  $29,362          24.04%+
Inception                $37,610          20.83%+

See related Notes on following page.


6 Annual Report

SSgA Growth and Income Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

cyclicals, where the Manager anticipates lower growth rates in the near term.

Strong individual stock selection across economic sectors was the primary reason for the Fund's outperformance relative to the benchmark. Among Technology stocks, Corning, Inc., EMC Corp., Applied Materials, Inc., and Linear Technology Corp. were the strongest performers, returning 393%, 227%, 143%, and 129%, respectively. The Fund's Energy sector exposure benefited from Anadarko Petroleum Co., which gained 93% during the fiscal year. VoiceStream, a leading global telecommunications firm returned 173% for the period, while SPX Corporation, a leading provider of products and services to the automotive industry, gained 95% since its purchase in February.

Market and Portfolio Highlights

After retreating in October to first quarter 1999 levels, the S&P 500(R) Index rallied, posting a 14.9% return for the fourth quarter 1999. Since December, the stock market has continued to be volatile, remaining in a fairly narrow trading range and gaining only 4.1%. Market leadership has also shifted away from Technology and Telecommunications stocks.

The Index's best performing sectors in 2000 have been electric Utilities and Financial Services (up 39% and 20% respectively), which rallied as the Federal Reserve approached the end of a fifteen-month period of tight monetary policy. Duke Energy Corp., the Fund's fourth largest holding, posted a return of 49%, reflecting the Utilities sector's strength during the period. The Financial Services sector benefited from Morgan Stanley Dean Witter and Mellon Financial, gaining 51% and 33% respectively. Health Care (up 19%) was where continued product development and the long-term demand from an aging population outweighed concerns over more stringent government regulation. Within this sector both Medtronic, Inc. and Pfizer boosted Fund results, posting gains of 41% and 33%, respectively. Energy (up 11%) driven by higher oil and gas prices, which resulted in positive returns from both Anadarko Petroleum Co. and Baker-Hughes, Inc. of 93% and 74%, respectively.

The Fund is well diversified, with exposure to all major sectors of the US economy. The individual holdings reflect the Manager's conviction that long-term investors will be rewarded for owning companies with favorable long-term growth prospects, strong management, identifiable competitive advantages, and significant or fast-growing market share. The long-term investment horizon used in evaluating both market sectors and individual securities has resulted in the distribution of only modest realized capital gains.

--------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)      August 31, 2000
--------------------------------------------------------

General Electric Co.                                4.6%
Cisco Systems, Inc.                                 3.7
Intel Corp.                                         3.6
Duke Energy Corp.                                   3.6
Citigroup, Inc.                                     3.4
Mellon Financial Corp.                              3.1
Pfizer, Inc.                                        3.0
Procter & Gamble Co.                                3.0
AT&T Corp.                                          2.8
Microsoft Corp.                                     2.7
--------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Growth and Income Fund commenced operations on September 1, 1993. Index comparison also began on September 1, 1993.

** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Growth and Income Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Growth and Income Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                     Market
                                         Number       Value
                                           of         (000)
                                         Shares         $
                                        -------    --------
Common Stocks - 98.6%
Basic Industries - 3.0%
E.I. du Pont de Nemours & Co.           150,000       6,731
Illinois Tool Works, Inc.               105,000       5,887
Smurfit-Stone Container Corp. (a)       220,000       2,860
                                                   --------
                                                     15,478
                                                   --------

Capital Goods - 7.1%
General Electric Co.                    410,000      24,062
SPX Corp. (a)                            80,000      13,120
                                                   --------
                                                     37,182
                                                   --------

Consumer Basics - 15.4%
ALZA Corp. (a)                           80,000       6,050
American Home Products Corp.            115,000       6,232
Bestfoods                                75,000       5,297
Coca-Cola Co. (The)                      80,000       4,210
Medtronic, Inc.                         215,000      11,019
PepsiCo, Inc.                           220,000       9,378
Pfizer, Inc.                            360,000      15,570
Procter & Gamble Co.                    250,000      15,452
Stryker Corp.                           160,000       7,170
                                                   --------
                                                     80,378
                                                   --------

Consumer Non-Durables - 3.1%
Home Depot, Inc. (The)                  110,000       5,287
Wal-Mart Stores, Inc.                   234,000      11,100
                                                   --------
                                                     16,387
                                                   --------

Energy - 5.8%
Anadarko Petroleum Corp.                100,000       6,577
Baker Hughes, Inc.                      215,000       7,861
Burlington Resources, Inc.              115,000       4,521
Exxon Mobil Corp.                       100,000       8,163
Noble Drilling Corp. (a)                 61,000       2,958
                                                   --------
                                                     30,080
                                                   --------

Finance - 16.3%
Bank of America Corp.                   235,000      12,587
Capital One Financial Corp.              74,500       4,493
Citigroup, Inc.                         306,667      17,902
FleetBoston Financial Corp.             130,000       5,549
Marsh & McLennan Cos., Inc.              80,000       9,500
Mellon Financial Corp.                  360,000      16,290
MetLife, Inc. New (a)                   124,375       3,024
Morgan Stanley Dean Witter & Co.        100,000      10,756
Stilwell Financial, Inc. (a)            100,000       4,838
                                                   --------
                                                     84,939
                                                   --------

General Business - 4.8%
Automatic Data Processing, Inc.         220,000      13,118
Comcast Corp. Special Class A           182,500       6,798
SBC Communications, Inc.                125,000       5,218
                                                   --------
                                                     25,134
                                                   --------

Technology - 32.1%
America Online, Inc. (a)                 80,000       4,690
Analog Devices, Inc. (a)                 32,000       3,216
Applied Materials, Inc. (a)              88,000       7,596
Cisco Systems, Inc. (a)                 280,000      19,233
Dell Computer Corp. (a)                 125,000       5,453
EMC Corp. (a)                           110,000      10,780
Gentex Corp. (a)                        140,000       3,623
Hewlett-Packard Co.                      77,000       9,298
Intel Corp.                             250,000      18,719
International Business Machines
   Corp.                                105,000      13,860
Linear Technology Corp.                 140,000      10,045
Lucent Technologies, Inc.               200,000       8,363
Microsoft Corp. (a)                     205,000      14,312
Motorola, Inc.                          255,000       9,196
Oracle Systems Corp. (a)                115,000      10,451
Sun Microsystems, Inc. (a)               70,000       8,885
VeriSign, Inc. (a)                       38,000       7,556
Veritas Software Corp. (a)               22,000       2,650
                                                   --------
                                                    167,926
                                                   --------


                                                                 Annual Report 9

SSgA
Growth and Income Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                     Market
                                         Number       Value
                                           of         (000)
                                         Shares         $
                                        -------    --------
Utilities - 11.0%
Alltel Corp.                            137,000       6,927
Amdocs, Ltd. (a)                         30,000       2,143
AT&T Corp.                              460,060      14,492
Corning, Inc.                            21,000       6,887
Duke Energy Corp.                       248,000      18,554
VoiceStream Wireless Corp. (a)           45,000       5,064
WorldCom, Inc. (a)                      100,000       3,650
                                                   --------
                                                     57,717
                                                   --------

Total Common Stocks
(cost $422,136)                                     515,221
                                                   --------

                                       Principal     Market
                                         Amount       Value
                                         (000)        (000)
                                           $           $
                                       ---------   --------
Short-Term Investments - 1.4%
AIM Short Term Investment Prime
   Portfolio Class A (b)                  3,587       3,587
Federated Government Obligations
   Fund (b)                               3,586       3,586
                                                   --------

Total Short-Term Investments
(cost $7,173)                                         7,173
                                                   --------

Total Investments - 100.0%
(identified cost $429,309)                          522,394

Other Assets and Liabilities,
Net - 0.0%                                              115
                                                   --------

Net Assets - 100.0%                                 522,509
                                                   ========

(a)   Nonincome-producing security.
(b)   At amortized cost, which approximates market.


See accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
Growth and Income Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at market (identified cost $429,309) ..................................         $ 522,394
Receivables:
   Dividends ......................................................................               560
   Fund shares sold ...............................................................               513
Prepaid Expenses ..................................................................                25
Short-term investments held as collateral for securities loaned, at market ........             7,471
                                                                                            ---------

      Total assets ................................................................           530,963

Liabilities
Payables:
   Investments purchased ..............................................   $      64
   Fund shares redeemed ...............................................         348
   Accrued fees to affiliates .........................................         571
Payable upon return of securities loaned, at market ...................       7,471
                                                                          ---------

      Total liabilities ...........................................................             8,454
                                                                                            ---------

Net Assets ........................................................................         $ 522,509
                                                                                            =========

Net Assets Consist of:
Undistributed net investment income ...............................................         $     221
Accumulated net realized gain (loss) ..............................................            22,960
Unrealized appreciation (depreciation) on investments .............................            93,085
Shares of beneficial interest .....................................................                19
Additional paid-in capital ........................................................           406,224
                                                                                            ---------

Net Assets ........................................................................         $ 522,509
                                                                                            =========

Net Asset Value, offering and redemption price per share:
   ($522,509,413 divided by 19,203,708 shares of $.001 par value
      shares of beneficial interest outstanding) ..................................         $   27.21
                                                                                            =========

See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
Growth and Income Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Dividends ......................................................................         $   5,218
   Securities Lending Income ......................................................               276
                                                                                            ---------

      Total investment income .....................................................             5,494

Expenses
   Advisory fees ......................................................   $   3,466
   Administrative fees ................................................         140
   Custodian fees .....................................................          79
   Distribution fees ..................................................         341
   Transfer agent fees ................................................          80
   Professional fees ..................................................          19
   Registration fees ..................................................          40
   Shareholder servicing fees .........................................         482
   Trustees' fees .....................................................          11
   Miscellaneous ......................................................          13
                                                                          ---------

   Expenses before reductions .........................................       4,671
   Expense reductions .................................................        (173)
                                                                          ---------

      Expenses, net ...............................................................             4,498
                                                                                            ---------

Net investment income .............................................................               996
                                                                                            ---------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments ...........................................            25,416
Net change in unrealized appreciation (depreciation) on investments ...............            71,444
                                                                                            ---------

Net realized and unrealized gain (loss) ...........................................            96,860
                                                                                            ---------

Net increase (decrease) in net assets from operations .............................           $97,856
                                                                                            =========

See accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Growth and Income Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                            2000              1999
                                                                          ---------         ---------
Increase (Decrease) in Net Assets

Operations
   Net investment income ..............................................   $     996         $     927
   Net realized gain (loss) ...........................................      25,416            41,787
   Net change in unrealized appreciation (depreciation) ...............      71,444             9,643
                                                                          ---------         ---------

      Net increase (decrease) in net assets from operations ...........      97,856            52,357
                                                                          ---------         ---------

Distributions
   From net investment income .........................................      (1,055)             (813)
   From net realized gain .............................................     (15,079)          (16,521)
                                                                          ---------         ---------

      Net decrease in net assets from distributions ...................     (16,134)          (17,334)
                                                                          ---------         ---------

Share Transactions
   Net increase (decrease) in net assets from share transactions ......     149,071           145,067
                                                                          ---------         ---------

Total net increase (decrease) in net assets ...........................     230,793           180,090

Net Assets
   Beginning of period ................................................     291,716           111,626
                                                                          ---------         ---------
   End of period (including undistributed net investment income of
      $221 and $280, respectively) ....................................   $ 522,509         $ 291,716
                                                                          =========         =========

See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Growth and Income Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                          Fiscal Years Ended August 31,
                                             ------------------------------------------------------
                                               2000        1999        1998       1997       1996
                                             --------    --------    --------    -------    -------
Net Asset Value, Beginning of Period .....   $  22.53    $  18.10    $  18.08    $ 13.36    $ 11.95
                                             --------    --------    --------    -------    -------

Income From Operations
   Net investment income (a) .............        .06         .09         .11        .12        .15
   Net realized and unrealized gain (loss)       5.77        6.79        1.83       5.18       1.46
                                             --------    --------    --------    -------    -------

      Total income from operations .......       5.83        6.88        1.94       5.30       1.61
                                             --------    --------    --------    -------    -------

Distributions
   From net investment income ............       (.07)       (.09)       (.11)      (.14)      (.16)
   From net realized gain ................      (1.08)      (2.36)      (1.81)      (.44)      (.04)
                                             --------    --------    --------    -------    -------

      Total distributions ................      (1.15)      (2.45)      (1.92)      (.58)      (.20)
                                             --------    --------    --------    -------    -------

Net Asset Value, End of Period ...........   $  27.21    $  22.53    $  18.10    $ 18.08    $ 13.36
                                             ========    ========    ========    =======    =======

Total Return (%) .........................      27.26       41.55       10.93      40.95      13.57

Ratios/Supplemental Data:
   Net Assets, end of period (in
      thousands) .........................    522,509     291,716     111,626     71,736     55,823

   Ratios to average net assets (%):
      Operating expenses, net (b) ........       1.10        1.03         .95        .95        .95
      Operating expenses, gross (b) ......       1.15        1.11        1.14       1.21       1.40
      Net investment income ..............        .24         .41         .57        .82       1.15

   Portfolio turnover rate (%) ...........      49.72       72.27       66.44      29.88      38.34

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   See Note 4 for current period amounts.


14 Annual Report

SSgA
Growth and Income Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Growth and Income Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

      International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.


                                                                Annual Report 15

SSgA
Growth and Income Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                                  Net
                                                              Unrealized
           Federal Tax      Unrealized       Unrealized      Appreciation
              Cost         Appreciation    (Depreciation)   (Depreciation)
          ------------     ------------    --------------   --------------
          $429,716,717     $112,712,713    $  (20,035,349)   $ 92,677,364

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases and sales of investment securities, excluding short-term investments, aggregated to $334,335,447, and $197,946,007, respectively.

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.


16 Annual Report

SSgA
Growth and Income Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2000, the value of outstanding securities on loan and the value of collateral amounted to $7,306,574 and $7,470,530, respectively.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .85% of its average daily net assets. The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net asset on an annual basis. The total amount of the reimbursement for the year ended August 31, 2000 was $168,469. As of August 31, 2000, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $4,381 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000 the following percentages of the combined average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios:
      $0 to $2 billion - .0315%; over $2 billion - .029%. The Administrator will charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.


                                                                Annual Report 17

SSgA
Growth and Income Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175%, and .175% to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $101,948, $29,292, $26,602, $3,329 and $276,294 by the Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with SSBSI, an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $82,885 for the year ended August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.


18 Annual Report

SSgA
Growth and Income Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

         Advisory fees                     $  467,229
         Administration fees                   17,702
         Custodian fees                         3,886
         Distribution fees                     15,077
         Shareholder servicing fees            64,715
         Transfer agent fees                    1,746
         Trustees' fees                           940
                                           ----------
                                           $  571,295
                                           ==========

      Beneficial Interest: As of August 31, 2000, two shareholders (one of which was also an affiliate of the Investment Company) were record owners of approximately 33% and 12%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                     Fiscal Years Ended August 31,
                                                         ----------------------------------------------------
                                                                   2000                        1999
                                                         ------------------------    ------------------------
                                                           Shares        Dollars       Shares        Dollars
                                                         ----------    ----------    ----------    ----------
      Proceeds from shares sold                               9,805    $  238,027        11,203    $  241,058
      Proceeds from reinvestment of
        distributions                                           692        14,880           900        16,164
      Payments for shares redeemed                           (4,244)     (103,836)       (5,320)     (112,155)
                                                         ----------    ----------    ----------    ----------
      Total net increase (decrease)                           6,253    $  149,071         6,783    $  145,067
                                                         ==========    ==========    ==========    ==========

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

7.    Dividends

      On September 1, 2000, the Board of Trustees declared a dividend of $.0112 from net investment income, payable on September 8, 2000 to shareholders of record on September 5, 2000.


                                                                Annual Report 19

SSgA
Growth and Income Fund

                                                                Tax Information

                                                     August 31, 2000 (Unaudited)

The Fund paid a distribution of $14,323,649 from net long-term capital gains during its taxable year ended August 31, 2000.

Please consult a tax advisor for questions about federal or state income tax laws.


20 Annual Report

SSgA Growth and Income Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


                                                                Annual Report 21

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                                Intermediate Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                                Intermediate Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page

Chairman's Letter.........................................................   4

Portfolio Management Discussion and Analysis..............................   6

Report of Independent Accountants.........................................   8

Financial Statements......................................................   9

Financial Highlights......................................................  16

Notes to Financial Statements.............................................  17

Tax Information...........................................................  23

Fund Management and Service Providers.....................................  24

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Intermediate Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Intermediate Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.


Sincerely,

/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Intermediate Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer


                                     [PHOTO]

                               Timothy B. Harbert
                      President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. John Kirby, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Intermediate Fund since November 1995. Prior to joining State Street Bank in 1995, Mr. Kirby was an Account Manager with Lowell, Blake & Associates. Prior to that, he was a portfolio manager with One Federal Asset Management, and an asset/liability risk specialist at Cambridgeport Savings. He has a BA degree from Boston College and is a CFA candidate. There are six other portfolio managers working with Mr. Kirby.


                                                                 Annual Report 5

SSgA Intermediate Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize total return by investing in fixed income securities.

Invests in: Investment grade debt instruments including: US Government Treasuries and agencies, corporate bonds, asset-backed securities, mortgage-backed securities and CMBS.

Strategy: Fund Managers seek to exceed the return of the Lehman Brothers Intermediate Government/Credit Index. The Fund seeks to match the Index's duration at all times while adding value through issue and sector selection.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                                     Lehman Brothers
                                                       Intermediate
                                                       Government/
    Dates             Intermediate Fund               Credit Index**
   Inception*             $10,000                        $10,000
     1994                  $9,658                         $9,967
     1995                 $10,629                        $10,911
     1996                 $11,066                        $11,395
     1997                 $11,952                        $12,357
     1998                 $12,985                        $13,466
     1999                 $13,162                        $13,763
     2000                 $13,967                        $14,626

================================================================================

Performance Review

For the year ended August 31, 2000, the SSgA Intermediate Bond Market Fund returned 6.12% versus its benchmark, the Lehman Brothers Intermediate Government/Credit Index, which posted a return of 6.27%. The Fund's performance includes sixty basis points in fees, whereas the Index does not include expenses of any kind. The Fund outperformed the benchmark by 45 basis points with the expense differential included.

The Fund's overweight allocation to mortgage-backed securities, corporate bonds and asset-backed securities was the primary driver to the Fund's outperformance versus the Index. The fact that the Fund doesn't invest in corporate or asset backed securities with maturities longer than ten years helped the strategy during the period. This was due, in part, to the effects of the Treasury buybacks and diminished auction supply, which were much more pronounced in the greater-than-ten-year maturities. With long Treasury bonds rallying the to the greatest degree, the longer corporate bond sector

--------------------------------------------------------------------------------
SSgA Intermediate Fund
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
---------------------    ------------        -------
1 Year                    $    10,612         6.12%
5 Years                   $    13,141         5.61%+
Inception                 $    13,967         4.89%+

--------------------------------------------------------------------------------
Lehman Brothers Intermediate
   Government/Credit Index
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
---------------------    ------------        -------
1 Year                    $    10,627         6.27%
5 Years                   $    13,405         6.04%+
Inception                 $    14,626         5.58%+

See related Notes on following page.


6 Annual Report

SSgA Intermediate Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

spreads widened significantly and most of the underperformance occurred in the longer sectors.

Portfolio and Market Highlights

The year was marked by a Federal Reserve policy of increasing short-term rates intended to slow down an overly robust economy. The resulting interest rate hikes implemented by the Fed during the period, as well as the US Treasury's announcement of aggressive bond buybacks and curtailed issuance in the future led to an inverted Treasury yield curve. The two-year Treasury note ended the fiscal year at 6.17%, while the thirty-year bond was at 5.67%. At the beginning of the year, thepse two securities were yielding 5.73% and 6.07% respectively. As a result of this inversion, longer corporate bond spreads widened relative to their Treasury benchmarks.

Additionally, comments made by a Treasury department official in first quarter 2000 questioning the implicit government guarantee of the Federal Agencies, such as FNMA and FHLMC, further aggravated spreads. Finally, the continued lower risk profile on the part of the Wall Street dealer community, evidenced by less inventory and reduced market making, made it much more difficult to buy and sell corporate securities, encouraging wider spreads to persist in that sector.

The Fund continues to be overweighted in spread product, although the current positions constitute its lowest level of the year. Additionally, the composition of that overweight is changing, as the Fund sold longer corporate bonds and invested in mortgage backed, Federal agency and asset backed securities. The Manager felt that it was prudent to lower Fund exposure to Corporates, a very technical and illiquid sector. The Manager moved the Fund into more liquid sectors such as mortgage-backed securities, allowing it to continue taking advantage of the unusually wide spreads. As a result, the Fund is only slightly overweight Corporates, and primarily in the shorter end. The Fund continues to be overweight in the Mortgage and the Asset-Backed sectors, which comprise the bulk of the portfolio's overweight exposure to the spread sectors.

The Fund seeks to enhance returns through overweight allocations the Corporate and Mortgage-Backed sectors relative to its benchmark. These weightings are reduced or increased throughout the year in response to the Manager's outlook on the market. The Fund can carry an overweight to non-index sectors such as Asset-Backed securities. The Fund does not take explicit active interest rate risk, but by utilizing duration as its measurement, seeks to match that of the Index.

--------------------------------------------------------
Top Ten Issuers (as a percent of Total
Investments)                             August 31, 2000
--------------------------------------------------------

United States Government Treasuries           32.5%
Federal National Mortgage Association         13.8
Federal Home Loan Bank                         6.9
Federal Home Loan Mortgage Corporation         6.5
General Motors Acceptance Corporation          2.8
Ford Motor Credit Co.                          2.3
AT&T Canada Inc.                               1.4
Korea Development Bank                         1.4
CIT Group, Inc.                                1.3
Enron Corp.                                    1.3
--------------------------------------------------------

                           ---------------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Intermediate Fund commenced operations on September 1, 1993. Index comparisons also began on September 1, 1993.

** The Lehman Brothers Intermediate Government/Credit Index is composed of all bonds covered by the Lehman Brothers Government/ Credit Index with maturities between one and 9.99 years.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Intermediate Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000
                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Intermediate Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                       Principal          Market
                                                         Amount           Value
                                                         (000)            (000)
                                                           $                $
                                                       ---------          ------
Long-Term Investments - 96.0%
Asset-Backed Securities - 2.9%
CNH Equipment Trust
   Series 2000-A Class A4
    7.340% due 02/15/07                                      250             252
Discover Card Master Trust I
   Series 1998-7 Class A
    5.600% due 05/16/06                                      500             480
Ford Credit Auto Owner Trust
   Series 2000-B Class A5
    7.070% due 04/15/04                                      500             502
Honda Automobile Lease Trust
   Series 1999-A Class A5
    6.650% due 07/15/05                                      350             349
MBNA Master Credit Card Trust
   Series 2000-I Class A
    6.900% due 01/15/08                                      250             249
USAA Auto Loan Grantor Trust
   Series 1998-1 Class A
    5.800% due 01/15/05                                       71              70
                                                                         -------
                                                                           1,902
                                                                         -------

Corporate Bonds and Notes - 23.1%
Associates Corp. North America
    5.800% due 04/20/04                                      250             238
BankAmerica Corp.
    5.875% due 02/15/09                                      500             452
BankBoston Corp.
    6.125% due 03/15/02                                      150             148
Chase Manhattan Corp.
    7.875% due 06/15/10                                      350             359
CIT Group, Inc.
    5.800% due 03/26/02                                      500             489
    5.910% due 11/10/03                                      500             479
Clear Channel Communications
    7.875% due 06/15/05                                      150             153
DaimlerChrysler North America Holding Corp.
   Series B
    6.630% due 09/21/01                                      300             298
El Paso Energy Corp.
    6.750% due 05/15/09                                      200             189
Enron Corp.
    6.500% due 08/01/02                                      750             740
    9.125% due 04/01/03                                      200             208
EOP Operating, L.P.
    6.500% due 01/15/04                                      250             241
    6.800% due 01/15/09                                      250             231
Equitable Cos., Inc.
    9.000% due 12/15/04                                      250             265
Equitable Life Assurance Society
    6.950% due 12/01/05                                      300             288
Fleet National Bank
   Series BKNT
    5.750% due 01/15/09                                      500             445
Ford Motor Credit Co.
    6.110% due 12/28/01                                      700             691
    6.500% due 02/28/02                                      500             495
    7.500% due 01/15/03                                      500             503
GATX Capital Corp.
    6.500% due 11/01/00                                      500             499
General Motors Acceptance Corp.
    6.375% due 09/28/01                                      600             593
    9.625% due 12/15/01                                      500             513
    5.500% due 01/14/02                                      500             488
    5.950% due 03/14/03                                      500             486
Goldman Sachs Group, Inc.
    7.625% due 08/17/05                                      375             379
International Business Machines Corp.
    5.250% due 12/01/03                                      500             476
International Paper Co.
    8.000% due 07/08/03                                      165             167
Kemper Corp.
    6.875% due 09/15/03                                      500             495
Lehman Brothers Holdings, Inc.
    6.625% due 04/01/04                                      100              97
Lockheed Martin Corp.
    7.950% due 12/01/05                                      150             152
Mellon Financial Co.
    5.750% due 11/15/03                                      500             482


                                                                 Annual Report 9

SSgA
Intermediate Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                       Principal          Market
                                                         Amount           Value
                                                         (000)            (000)
                                                           $                $
                                                       ---------          ------
MidAmerican Funding LLC
    6.339% due 03/01/09                                      150             137
Morgan Stanley Dean Witter & Co.
    7.125% due 01/15/03                                      400             401
    5.625% due 01/20/04                                      500             478
Norfolk Southern Corp.
    8.375% due 05/15/05                                      190             197
Phillips Petroleum Co.
    8.500% due 05/25/05                                      190             199
Sprint Capital Corp.
    6.500% due 11/15/01                                      500             495
    7.625% due 06/10/02                                      300             302
Time Warner, Inc.
    8.180% due 08/15/07                                      552             572
Tosco Corp.
    7.250% due 01/01/07                                      250             246
Union Pacific Corp.
    7.375% due 09/15/09                                      300             294
United Mexican States
   Series A
    8.500% due 02/01/06                                      100             100
Vastar Resources, Inc.
    6.500% due 04/01/09                                      250             239
                                                                         -------
                                                                          15,399
                                                                         -------

Eurodollar Bonds - 5.6%
Alberta, Province of
    4.875% due 10/29/03                                      300             283
Cable & Wireless Optus, Ltd.
    8.000% due 06/22/10                                      300             306
Chile, Republic of
    6.875% due 04/28/09                                      200             188
Korea Development Bank
    7.125% due 04/22/04                                      470             459
Korea, Republic of
    8.750% due 04/15/03                                      350             359
Ontario, Province of
    7.375% due 01/27/03                                      500             505
Quebec, Province of Canada
    5.750% due 02/15/09                                      250             228
Telekomunikacja Polska SA
    7.125% due 12/10/03                                      550             534
    7.750% due 12/10/08                                       30              29
Toyota Motor Credit Corp.
    5.625% due 11/13/03                                      400             385
United Mexican States
    8.625% due 03/12/08                                      250             250
   Series XW
    10.375% due 02/17/09                                     200             220
                                                                         -------
                                                                           3,746
                                                                         -------

Mortgage-Backed Securities - 14.4%
COMM Mortgage Trust
   Series 1999-1 Class A1
    6.145% due 02/15/08                                      580             560
Federal Home Loan Mortgage Corp. (a)
    6.500% 30 year TBA                                       475             454
    7.500% 30 year TBA                                     2,815           2,798
Federal Home Loan Mortgage Corp.
   Participation Certificate
    4.500% due 2001                                          320             313
Federal National Mortgage Association
    8.000% 30 year TBA (a)                                   975             984
    6.000% due 01/01/09                                      328             319
    7.125% due 06/15/10                                    1,700           1,731
    6.000% due 09/01/14                                      260             249
    6.000% due 05/01/29                                      480             446
    6.000% due 06/01/29                                      930             864
    6.000% due 09/01/29                                       57              53
Heller Financial Commercial Mortgage Asset Co.
   Series 1999-PH1 Class A1
    6.500% due 05/15/31                                      828             807
Nomura Asset Securities Corp.
    6.590% due 03/17/28                                       20              19
                                                                         -------
                                                                           9,597
                                                                         -------


10 Annual Report

SSgA
Intermediate Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                       Principal          Market
                                                         Amount           Value
                                                         (000)            (000)
                                                           $                $
                                                       ---------          ------
United States Government Agencies - 7.7%
Federal Home Loan Bank
    6.875% due 07/18/02                                    2,500           2,507
Federal Home Loan Mortgage Corp.
    7.000% due 03/15/10                                      490             494
    6.625% due 09/15/09                                      740             726
Federal National Mortgage Association
    7.125% due 02/15/05                                      500             507
    6.400% due 05/14/09                                      400             378
    7.250% due 01/15/10                                      490             502
                                                                         -------
                                                                           5,114
                                                                         -------

United States Government Treasuries - 36.1%
United States Treasury Bonds
    10.000% due 05/15/10                                     320             368
    12.000% due 08/15/13                                   1,600           2,182
United States Treasury Notes
    6.375% due 04/30/02                                    3,185           3,191
    6.625% due 05/31/02                                      825             830
    6.375% due 06/30/02                                      450             451
    6.250% due 07/31/02                                    2,000           2,002
    6.125% due 08/31/02                                    1,500           1,499
    5.250% due 08/15/03                                      500             489
    5.875% due 11/15/04                                    1,120           1,114
    7.875% due 11/15/04                                      250             266
    6.750% due 05/15/05                                    4,495           4,634
    6.500% due 08/15/05                                      310             316
    6.875% due 05/15/06                                      250             260
    6.500% due 10/15/06                                      250             256
    5.625% due 05/15/08                                    2,500           2,451
    3.875% due 01/15/09                                    1,050           1,039
    6.500% due 02/15/10                                    1,565           1,634
    5.750% due 08/15/10                                    1,075           1,076
                                                                         -------
                                                                          24,058
                                                                         -------

Yankee Bonds - 6.2%
Abitibi-Consolidated, Inc.
    8.300% due 08/01/05                                      150             153
AT & T Canada, Inc.
    7.650% due 09/15/06                                      500             503
Canadian National Railroad
    6.625% due 05/15/03                                      500             491
Ireland, Republic of
    7.125% due 07/15/02                                      600             602
Korea Development Bank
    7.625% due 10/01/02                                      600             600
Kowloon-Canton Railway
    8.000% due 03/15/10                                      565             577
Metronet Communications Corp.
    10.750% due 11/01/07 (b)                                 330             299
    12.000% due 08/15/07                                     500             563
Orange PLC
    9.000% due 06/01/09                                      150             157
Svenska Handelsbanken
    8.350% due 07/15/04                                      200             205
                                                                         -------
                                                                           4,150
                                                                         -------

Total Long-Term Investments
(cost $64,032)                                                            63,966
                                                                         -------


                                                                Annual Report 11

SSgA
Intermediate Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                       Principal         Market
                                                         Amount          Value
                                                         (000)           (000)
                                                           $               $
                                                       ---------         ------
Short-Term Investments - 15.0%
Federal Home Loan Bank Consolidated Discount Note
    6.510% due 09/01/00 (c)(d)                             2,600          2,600
Federal National Mortgage Association
   Discount Note
    6.403% due 09/14/00 (c)(d)                             4,200          4,191
Federated Investors Prime Cash Obligations
   Fund (c)                                                3,176          3,176
                                                                        -------

Total Short-Term Investments
(cost $9,967)                                                             9,967
                                                                        -------

Total Investments - 111.0%
(identified cost $73,999)                                                73,933

Other Assets and Liabilities,
Net - (11.0%)                                                            (7,312)
                                                                        -------

Net Assets - 100.0%                                                      66,621
                                                                        =======

(a)  Forward commitment.
(b)  Adjustable or floating rate security.
(c)  At amortized cost, which approximates market.
(d)  Rate noted is yield to maturity from date of acquisition.

Abbreviations:
TBA - To Be Announced Security

See accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Intermediate Fund

Statement of Asset and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at market (identified cost $73,999) ...............................................           $73,933
Receivables:
   Interest ...................................................................................               869
   Investments sold ...........................................................................               175
   Fund shares sold ...........................................................................                24
                                                                                                          -------

      Total assets ............................................................................            75,001

Liabilities
Payables:
   Investments purchased (regular settlement) .....................................      $4,085
   Investments purchased (delayed settlement) .....................................       4,232
   Fund shares redeemed ...........................................................           7
   Accrued fees to affiliates .....................................................          34
   Other accrued expenses .........................................................          22
                                                                                         ------

      Total liabilities .......................................................................             8,380
                                                                                                          -------

Net Assets ....................................................................................           $66,621
                                                                                                          =======

Net Assets Consist of:
Undistributed net investment income ...........................................................           $   995
Accumulated net realized gain (loss) ..........................................................            (2,290)
Unrealized appreciation (depreciation) on investments .........................................               (66)
Shares of beneficial interest .................................................................                 7
Additional paid-in capital ....................................................................            67,975
                                                                                                          -------

Net Assets ....................................................................................           $66,621
                                                                                                          =======

Net Asset Value, offering and redemption price per share:
   ($66,620,778 divided by 6,995,308 shares of $.001 par value
      shares of beneficial interest outstanding) ..............................................           $  9.52
                                                                                                          =======

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Intermediate Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Interest ...................................................................................           $ 4,002
   Dividends ..................................................................................               191
                                                                                                          -------

      Total investment income .................................................................             4,193

Expenses
   Advisory fees ..................................................................       $ 520
   Administrative fees ............................................................          32
   Custodian fees .................................................................          49
   Distribution fees ..............................................................          28
   Transfer agent fees ............................................................          27
   Professional fees ..............................................................          15
   Registration fees ..............................................................          30
   Shareholder servicing fees .....................................................          54
   Trustees' fees .................................................................           6
   Miscellaneous ..................................................................           7
                                                                                          -----

   Expenses before reductions .....................................................         768
   Expense reductions .............................................................        (378)
                                                                                          -----

      Expenses, net ...........................................................................               390
                                                                                                          -------

Net investment income .........................................................................             3,803
                                                                                                          -------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments .......................................................            (1,721)
Net change in unrealized appreciation (depreciation) on investments ...........................             1,757
                                                                                                          -------

Net realized and unrealized gain (loss) .......................................................                36
                                                                                                          -------

Net increase (decrease) in net assets from operations .........................................           $ 3,839
                                                                                                          =======

See accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
Intermediate Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                        2000        1999
                                                                      --------    --------
Increase (Decrease) in Net Assets

Operations
   Net investment income ..........................................   $  3,803    $  3,876
   Net realized gain (loss) .......................................     (1,721)         (9)
   Net change in unrealized appreciation (depreciation) ...........      1,757      (2,882)
                                                                      --------    --------

      Net increase (decrease) in net assets from operations .......      3,839         985
                                                                      --------    --------

Distributions
   From net investment income .....................................     (3,806)     (3,873)
   From net realized gain .........................................        (50)     (1,163)
                                                                      --------    --------

      Net decrease in net assets from distributions ...............     (3,856)     (5,036)
                                                                      --------    --------

Share Transactions
   Net increase (decrease) in net assets from share transactions ..     (4,912)     (1,090)
                                                                      --------    --------

Total net increase (decrease) in net assets .......................     (4,929)     (5,141)

Net Assets
   Beginning of period ............................................     71,550      76,691
                                                                      --------    --------
   End of period (including undistributed net investment income of
      $995 and $992, respectively) ................................   $ 66,621    $ 71,550
                                                                      ========    ========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA
Intermediate Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                               Fiscal Years Ended August 31,
                                                 --------------------------------------------------------
                                                   2000        1999        1998        1997        1996
                                                 --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period .........   $   9.51    $  10.04    $   9.76    $   9.57    $   9.72
                                                 --------    --------    --------    --------    --------

Income From Operations
   Net investment income (a) .................        .55         .49         .53         .54         .53
   Net realized and unrealized gain (loss) ...        .01        (.35)        .28         .20        (.14)
                                                 --------    --------    --------    --------    --------

      Total income from operations ...........        .56         .14         .81         .74         .39
                                                 --------    --------    --------    --------    --------

Distributions
   From net investment income ................       (.54)       (.51)       (.53)       (.55)       (.54)
   From net realized gain ....................       (.01)       (.16)         --          --          --
                                                 --------    --------    --------    --------    --------

      Total distributions ....................       (.55)       (.67)       (.53)       (.55)       (.54)
                                                 --------    --------    --------    --------    --------

Net Asset Value, End of Period ...............   $   9.52    $   9.51    $  10.04    $   9.76    $   9.57
                                                 ========    ========    ========    ========    ========

Total Return (%) .............................       6.12        1.36        8.64        8.00        4.12

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) ..     66,621      71,550      76,691      53,834      41,518

   Ratios to average net assets (%):
      Operating expenses, net (b) ............        .60         .60         .60         .60         .60
      Operating expenses, gross (b) ..........       1.18        1.11        1.13        1.30        1.38
      Net investment income ..................       5.85        5.02        5.51        5.78        5.57

   Portfolio turnover rate (%) ...............     225.31      304.47      244.58      242.76      221.73

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   See Note 4 for current period amounts.


16 Annual Report

SSgA
Intermediate Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Intermediate Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price.

      Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no


                                                                Annual Report 17

SSgA
Intermediate Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      federal income taxes and no federal income tax provision was required. At August 31, 2000, the Fund had net tax basis capital loss carryover of $726,691, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2008. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $1,465,188 incurred from November 1, 1999 to August 31, 2000, and treat it as arising in the fiscal year 2001.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                             Net Unrealized
                             Unrealized       Unrealized      Appreciation
         Federal Tax Cost   Appreciation    (Depreciation)   (Depreciation)
         ----------------   ------------    --------------   --------------
           $74,097,500        $750,661        $(855,046)       $(104,385)

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in certain mortgage-backed securities and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Forward commitments/Mortgage dollar rolls: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days)(i.e., a "forward commitment" or "delayed settlement" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date upon which the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may dispose of a forward commitment transaction prior to settlement, if it is appropriate to do so, and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund will be segregated on the Fund's records in a dollar amount sufficient to make payment for the portfolio securities to be purchased at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.


18 Annual Report

SSgA
Intermediate Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases and sales of investment securities, excluding US Government and Agency obligations and short-term investments, aggregated to $28,125,292 and $42,448,141, respectively.

      For the year ended August 31, 2000, purchases and sales of US Government and Agency obligations, excluding short-term investments, aggregated to $112,974,855 and $102,743,755, respectively.

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2000, there were no outstanding securities on loan and no income earned during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .80% of its average daily net assets. For the period January 1, 2000 to August 31, 2000, the Adviser has voluntarily agreed to waive .50% of its .80% advisory fee. The Adviser has also voluntarily agreed to reimburse the Fund for all expenses in excess of .60% of average daily net assets on an annual basis. The total amounts of the waiver and reimbursement for the year ended August 31, 2000 were $208,577 and $168,103, respectively. As of August 31, 2000, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.


                                                                Annual Report 19

SSgA
Intermediate Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $850 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, it is based on the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions") (collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175%, and .175% to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $15,938, $2,407, $3,826, $2,172 and $30,516, by the Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the


20 Annual Report

SSgA
Intermediate Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

             Advisory fees                           $11,794
             Administration fees                       5,387
             Custodian fees                            5,552
             Distribution fees                         1,139
             Shareholder servicing fees                4,852
             Transfer agent fees                       4,502
             Trustees' fees                              998
                                                     -------
                                                     $34,224
                                                     =======

      Beneficial Interest: As of August 31, 2000, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 24% of the total outstanding shares of the Fund.

5.    Fund Share Transactions

                                                               Fiscal Years Ended August 31,
                                                       --------------------------------------------
                                                               2000                    1999
                                                       --------------------    --------------------
                                                        Shares      Dollars     Shares      Dollars
                                                       --------    --------    --------    --------
      Proceeds from shares sold ....................      3,076    $ 28,880       4,663    $ 45,790
      Proceeds from reinvestment of distributions ..        338       3,145         444       4,359
      Payments for shares redeemed .................     (3,945)    (36,937)     (5,220)    (51,239)
                                                       --------    --------    --------    --------

      Total net increase (decrease) ................       (531)   $ (4,912)       (113)   $ (1,090)
                                                       ========    ========    ========    ========


                                                                Annual Report 21

SSgA
Intermediate Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

7.    Dividends

      On September 1, 2000, the Board of Trustees declared a dividend of $.1401 from net investment income, payable on September 8, 2000 to shareholders of record on September 5, 2000.


22 Annual Report

SSgA
Intermediate Fund

                                                                 Tax Information

                                                     August 31, 2000 (Unaudited)

      The Fund paid a distribution of $49,873 from net long-term capital gains during its taxable year ended August 31, 2000.

      Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 23

SSgA Intermediate Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


24 Annual Report

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                        Intermediate Municipal Bond Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                        Intermediate Municipal Bond Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                         Page

Chairman's Letter.......................................................    4

Portfolio Management Discussion and Analysis............................    6

Report of Independent Accountants.......................................    8

Financial Statements....................................................    9

Financial Highlights....................................................   16

Notes to Financial Statements...........................................   17

Tax Information.........................................................   22

Fund Management and Service Providers...................................   23

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Intermediate Municipal Bond Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

                                     [PHOTO]

                               Timothy B. Harbert
                      President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Deborah B. Vargo, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Intermediate Municipal Bond Fund since its inception in June 2000. She joined the firm in 1984, and is responsible for the trading and management of portfolios pertaining to the tax-exempt municipal bond market. She has been dedicated to this asset class for over sixteen years. Ms. Vargo is currently responsible for corporate cash management, tax-exempt common trust funds, certain high net worth accounts, and a large public utility account. Prior to joining SSgA, she worked at Tucker, Anthony & R.L. Day. She has been working in the investment management field since 1982, and holds a BS in Finance from Boston University. There are five other portfolio managers working with Ms. Vargo.


                                                                 Annual Report 5

SSgA Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: To provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities.

Invests in: Investment grade municipal debt instruments including: municipal securities, industrial development and private activity bonds and municipal leases.

Strategy: Fund Managers base their decisions on the relative attractiveness of different municipal debt instruments which vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

   Dates      Intermediate Municipal Bond Fund   Lehman Brothers 1-10 Year Bond
 Inception*                 $10,000                          $10,000
   2000                     $10,310                          $10,412

================================================================================

Performance Review

From its inception on June 1, 2000, through August 31, 2000, the SSgA Intermediate Municipal Bond Fund had a total return of 3.10%. For the period of June 1, 2000 through August 31, 2000, the Lehman 1-10 Year Blend Index, gained 4.12%. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind.

The Fund commenced operations with cash during a period of declining interest rates and extreme demand in the municipal market. Subsequent purchases of securities in the Fund over the next several weeks resulted in benchmark-relative underperformance due to cash levels in the Portfolio through this period.

Since the end of May 2000, tax-exempt securities have reaped the benefit of lower issuance, strong retail demand, and a Federal Reserve that continues to be vigilant. Since June 30,

--------------------------------------------------------------------------------
SSgA Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
---------------------     -----------       --------
Inception                 $    10,310         3.10%

--------------------------------------------------------------------------------
Lehman Brothers 1-10 Year Blend
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
---------------------     -----------       --------
Inception                 $    10,412         4.12%

See related Notes on following page.


6 Annual Report

SSgA Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

2000, the municipal yield curve flattened 14 basis points in the 1-to-30 year maturity range, to 125 basis points, the narrowest spread since January 1998. Since January 1, 2000, the curve has flattened a full 73 basis points. Intermediate-term bonds witnessed a continuation of strong support during this period, as market participants reacted to the flatter yield curve environment and moved into the shorter maturity issues.

For the three months ended August 31, 2000, all of the longer-duration securities in general performed better than those in the shorter range. Within individual sectors the highest returns were generated in Health Care and Lease-Backed. The Fund has neutral-to-underweighted exposure in both these sectors when compared to the benchmark. In general, as in most bond market rallies, lower-quality names performed better than high-grades, although select high-grade specialty sectors such as California, Massachusetts, and Puerto Rico continue to reap the benefits of low supply and unabated demand from high-tax brackets participants. The current economy has been beneficial for most municipalities, allowing state and local governments to employ pay-as-you-go strategies. Issues backed by dedicated revenue streams need less funding and realized much lower net interest costs to fund their projects. Credit upgrades far exceed downgrades, as balance sheets improved within all sectors during the period. The exception to this scenario is the Health Care sector, which continues to be under pressure as a result of federal cutbacks employed in the Balanced Budget Act of l997.

Market and Portfolio Highlights

The Fund began with $13.6 million in assets on June 1, 2000. Investments were made across sectors, with slight benchmark-relative underweightings in the Health Care and the Leased-Back sectors. Maturity of the investments was concentrated in the four-to-six year range, with some exposure beyond 10 years. Overall, the portfolio's average maturity has fluctuated between 5.55 years and
5.96 years since it's inception, with an average modified duration ranging from
4.50 to 4.84, versus 4.35 for the Index. Average quality for the Fund was AA, as compared to the AA1/AA2 for its Index. The Fund held no securities rated below A as the quality spreads between Baa's and single-A's were too narrow to justify owning. In addition, single-A and higher rated securities maintain marketability and liquidity which is extremely important if conditions become more volatile. The Manager has and will continue to focus on quality and marketability in order to defend against market corrections. Strong performance for municipal bonds over the period pushed the Fund's net asset value up from its $10.00 starting price to $10.31 at August 31, 2000. The Fund will seek to continue exhibiting attractive yield and quality parameters.

---------------------------------------------------------------
Top Ten Issuers
(as a percent of Total Investments)            August 31, 2000
---------------------------------------------------------------
District of Columbia General Obligation              10.1%
Elba, New York Central School District
      General Obligation                              5.3
Grand River Dam, Oklahoma Authority
      Revenue                                         5.1
Atlanta, Georgia Airport Revenue                      5.0
Milwaukee, Wisconsin Metropolitan Sewer
      District General Obligation                     5.0
Clark County, Nevada General Obligation               5.0
Madison, Wisconsin General Obligation                 5.0
Maine, State of, General Obligation                   4.9
Massachusetts State Development Finance
      Agency Revenue                                  4.9
Port of Seattle, Washington General Obligation        4.9
---------------------------------------------------------------

                              --------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Intermediate Municipal Bond Fund commenced operations on June 1, 2000. Index comparisons also began June 1, 2000.

** The Lehman Brothers 1-10 Year Blend Index includes bonds in the Lehman Municipal Indexes with effective maturities of 1-12 years.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Intermediate Municipal Bond Fund (the "Fund") at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2000 (commencement of operations) to August 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion.


                                                  /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 11, 2000


8 Annual Report

SSgA
Intermediate Municipal Bond Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                                              Principal                                Market
                                                                                Amount                 Date            Value
                                                                                (000)      Rate         of             (000)
                                                                                  $          %        Maturity           $
                                                                               --------    -----      --------        -------
Municipal Bonds - 94.9%
Arizona - 2.5%
Salt River Project Arizona Agricultural Import & Power District Electric
   System Revenue, Series A                                                      250       6.000      01/01/05           264
                                                                                                                      ------

District of Columbia - 10.0%
District of Columbia General Obligation, Series B                                500       5.500      06/01/10           524
District of Columbia General Obligation, Series B (d)                            500       6.000      06/01/10           535
                                                                                                                      ------
                                                                                                                       1,059
                                                                                                                      ------

Georgia - 7.2%
Atlanta, Georgia Airport Revenue, Series A (d)                                   500       5.750      01/01/14           527
Georgia Municipal Electric Authority Power Revenue, Series C                     125       5.550      01/01/07           130
Georgia Municipal Electric Authority Power Revenue, Series C                     100       5.600      01/01/08           105
                                                                                                                      ------
                                                                                                                         762
                                                                                                                      ------

Hawaii - 4.2%
Honolulu, Hawaii City & County General Obligation, Series A
   (pre-refunded11/01/07) (c)(d)                                                 410       6.000      11/01/09           451
                                                                                                                      ------

Illinois - 2.5%
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax
   Revenue (pre-refunded 06/15/03)(c)                                            250       6.500      06/15/22           268
                                                                                                                      ------

Maine - 4.9%
Maine, State of, General Obligation                                              500       5.500      06/15/03           515
                                                                                                                      ------

Maryland - 2.9%
Montgomery County, Maryland Housing Opportunities Community Multifamily
   Revenue, Series B (a)                                                         305       5.200      07/01/04           307
                                                                                                                      ------


                                                                 Annual Report 9

SSgA
Intermediate Municipal Bond Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                              Principal                                Market
                                                                                Amount                 Date            Value
                                                                                (000)      Rate         of             (000)
                                                                                  $          %        Maturity           $
                                                                               --------    -----      --------        -------
Massachusetts - 9.5%
Boston, Massachusetts Economic Development & Industrial Corporation              500       5.150      07/01/25           500
Massachusetts State Development Finance Agency Revenue, Series C                 500       5.750      08/01/05           514
                                                                                                                      ------
                                                                                                                       1,014
                                                                                                                      ------

Nevada - 4.9%
Clark County, Nevada General Obligation                                          500       5.500      07/01/11           523
                                                                                                                      ------

New York - 10.7%
Elba, New York Central School District General Obligation (d)                    525       5.600      06/15/11           556
New York State Dormitory Authority Revenue (d)                                   240       5.250      05/15/13           246
Newark, New York Central School District General Obligation (d)                  325       5.625      06/15/12           339
                                                                                                                      ------
                                                                                                                       1,141
                                                                                                                      ------

Ohio - 3.0%
Ohio, State of, General Obligation, Series A                                     300       5.750      06/15/10           322
                                                                                                                      ------

Oklahoma - 5.1%
Grand River Dam, Oklahoma Authority Revenue (d)                                  500       6.000      06/01/07           541
                                                                                                                      ------

Pennsylvania - 2.3%
East Allegheny, Pennsylvania School District General Obligation, Series A        250       4.875      08/01/03           250
                                                                                                                      ------

Tennessee - 3.6%
Shelby County, Tennessee General Obligation, Series A                            360       5.875      06/01/19           384
                                                                                                                      ------

Texas - 2.2%
San Antonio, Texas Electric & Gas Revenue                                        225       5.800      02/01/06           238
                                                                                                                      ------

Virginia - 4.8%
Virginia State Housing Development Authority Commonwealth Mortgage,
   Series C                                                                      500       5.450      07/01/02           507
                                                                                                                      ------


10 Annual Report

SSgA
Intermediate Municipal Bond Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                              Principal
                                                                                Amount                 Date            Value
                                                                                (000)      Rate         of             (000)
                                                                                  $          %        Maturity           $
                                                                               --------    -----      --------        -------
Washington - 4.8%
Port of Seattle, Washington General Obligation, Series B                         500       5.100      12/01/06           511
                                                                                                                      ------

Wisconsin - 9.8%
Madison, Wisconsin General Obligation, Series A                                  500       5.500      05/01/05           521
Milwaukee, Wisconsin Metropolitan Sewer District General Obligation,
   Series A                                                                      500       6.125      10/01/03           524
                                                                                                                      ------
                                                                                                                       1,045
                                                                                                                      ------

Total Municipal Bonds
(cost $9,924)                                                                                                         10,102
                                                                                                                      ------

Short-Term Investments - 3.9%
AIM Tax Free Cash Reserve Money Market (b)                                       284                                     284
Federated Municipal Obligations Fund - Class A (b)                               132                                     132
                                                                                                                      ------

Total Short-Term Investments
(cost $416)                                                                                                              416
                                                                                                                      ------

Total Investments - 98.8%
(identified cost $10,340)                                                                                             10,518

Other Assets and Liabilities, Net - 1.2%                                                                                 123
                                                                                                                      ------

Net Assets - 100.0%                                                                                                   10,641
                                                                                                                      ======

(a)   Adjustable or floating rate security.
(b)   At amortized cost, which approximates market value.
(c) Pre-refunded: These bonds are collateralized by U.S. Treasury Securities, which are held in escrow by a trustee and used to pay principal and interest in the tax exempt issue and to retire the bonds in full at the earliest refunding date. The rate is for descriptive purposes; effective yield may vary.
(d)   Bond is insured by AMBAC, FGIC or MBIA/BIG.

Abbreviations:
AMBAC - AMBAC Indemnity Corporation
FGIC - Financial Guaranty Insurance Corporation
MBIA - Municipal Bond Investors Assurance

See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
Intermediate Municipal Bond Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

Quality Ratings as a % of Value (Unaudited)

AAA ................................................    52%
AA .................................................    36
A ..................................................    12
                                                     -----
                                                       100%
                                                     =====

Economic Sector Emphasis as a % of Value (Unaudited)

General Obligation .................................    36%
Electricity & Power Revenue ........................    12
Education Revenue ..................................    11
Housing Revenue ....................................     8
Port Revenue .......................................     7
Industrial Revenue/Pollution Control Revenue .......     5
Utility Revenue ....................................     5
Airport Revenue ....................................     5
Public Agency Revenue ..............................     5
Other ..............................................     4
University Revenue .................................     2
                                                     -----
                                                       100%
                                                     =====

See accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Intermediate Municipal Bond Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)
                                                                 August 31, 2000

Assets
Investments at market (identified cost $10,340) ....................................................          $10,518
Receivables:
   Interest ........................................................................................              127
   From Adviser ....................................................................................               19
   Deferred offering cost ..........................................................................               24
                                                                                                              -------

      Total assets .................................................................................           10,688

Liabilities
Payables:
   Accrued fees to affiliates ...........................................................   $      7
   Other accrued expenses ...............................................................         40
                                                                                            --------

      Total liabilities ............................................................................               47
                                                                                                              -------

Net Assets .........................................................................................          $10,641
                                                                                                              =======

Net Assets Consist of:
Undistributed net investment income ................................................................          $   109
Accumulated net realized gain (loss) ...............................................................               48
Unrealized appreciation (depreciation) on investments ..............................................              178
Shares of beneficial interest ......................................................................                1
Additional paid-in capital .........................................................................           10,305
                                                                                                              -------

Net Assets .........................................................................................          $10,641
                                                                                                              =======

Net Asset Value, offering and redemption price per share:
   ($10,641,227 divided by 1,031,748 shares of $.001 par value
      shares of beneficial interest outstanding) ...................................................          $ 10.31
                                                                                                              =======


  See accompanying notes which are an integral part of the financial statements.


                                                               Annual Report  13

SSgA
Intermediate Municipal Bond Fund

Statement of Operations
Amounts in thousands                                 For the Period June 1, 2000
                                 (Commencement of Operations) to August 31, 2000

Investment Income
   Interest ......................................................................................             $  121
   Dividends .....................................................................................                  5
                                                                                                               ------

   Total investment income .......................................................................                126

Expenses
   Advisory fees .........................................................................   $    8
   Administrative fees ...................................................................        9
   Custodian fees ........................................................................        3
   Transfer agent fees ...................................................................        5
   Professional fees .....................................................................       11
   Registration fees .....................................................................        1
   Shareholder servicing fees ............................................................        1
   Amortization of deferred offering costs ...............................................        8
                                                                                             ------

   Expenses before reductions ............................................................       46
   Expense reductions ....................................................................      (29)
                                                                                             ------

      Expenses, net ..............................................................................                 17
                                                                                                               ------

Net investment income ............................................................................                109
                                                                                                               ------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments ..........................................................                 48
Net change in unrealized appreciation (depreciation) on investments ..............................                178
                                                                                                               ------

Net realized and unrealized gain (loss) ..........................................................                226
                                                                                                               ------

Net increase (decrease) in net assets from operations ............................................             $  335
                                                                                                               ======

See accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
Intermediate Municipal Bond Fund

Statement of Changes in Net Assets
Amounts in thousands                                 For the Period June 1, 2000
                                 (Commencement of Operations) to August 31, 2000

Increase (Decrease) in Net Assets

Operations
   Net investment income ....................................................................................  $   109
   Net realized gain (loss) .................................................................................       48
   Net change in unrealized appreciation (depreciation) .....................................................      178
                                                                                                               -------

      Net increase (decrease) in net assets from operations .................................................      335
                                                                                                               -------
Share Transactions
   Net increase (decrease) in net assets from share transactions ............................................   10,306
                                                                                                               -------

Total net increase (decrease) in net assets .................................................................   10,641

Net Assets
   Beginning of period ......................................................................................       --
                                                                                                               -------

   End of period (including undistributed net investment income of $109) ....................................  $10,641
                                                                                                               =======

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA
Intermediate Municipal Bond Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                       2000*
                                                                      -------

Net Asset Value, Beginning of Period ................................ $ 10.00
                                                                      -------
Income From Operations
   Net investment income (a) ........................................     .11
   Net realized and unrealized gain (loss) ..........................     .20
                                                                      -------

      Total income from operations ..................................     .31
                                                                      -------

Net Asset Value, End of Period ...................................... $ 10.31
                                                                      =======

Total Return (%)(b) .................................................    3.10

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) .........................  10,641

   Ratios to average net assets (%)(c):
      Operating expenses, net (d) ...................................     .65
      Operating expenses, gross (d) .................................    1.68
      Net investment income .........................................    4.21

   Portfolio turnover rate (%) ......................................  212.18%

*     For the period June 1, 2000 (Commencement of Operations) to August 31,
      2000.
(a)   Average month-end shares outstanding were used for this calculation.
(b)   Not annualized.
(c)   The ratios for the period ended August 31, 2000 are annualized.
(d)   See Note 4 for current period amounts.


16 Annual Report

SSgA
Intermediate Municipal Bond Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Intermediate Municipal Bond Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security valuation: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price.

      Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income from tax-free money market funds is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.


                                                                Annual Report 17

SSgA
Intermediate Municipal Bond Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                                   Net
                                                               Unrealized
                             Unrealized       Unrealized      Appreciation
         Federal Tax Cost   Appreciation    (Depreciation)   (Depreciation)
         ----------------   ------------    --------------   --------------
         $     10,339,687   $    179,295     $       (861)    $    178,434

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investment in certain fixed income securities purchased at a discount and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Deferred offering expenses: The Fund incurred expenses in connection with its initial offering. These costs were deferred and are being amortized over 12 months on a straight-line basis.

3.    Securities Transactions

      Investment transactions: For the period ended August 31, 2000, purchases and sales of investment securities, excluding short-term investments, aggregated to $31,630,329 and $21,741,860, respectively.

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.


18 Annual Report

SSgA
Intermediate Municipal Bond Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2000, there were no outstanding securities on loan and no income earned during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .30% of its average daily net assets. The Adviser has agreed to reimburse the Fund for all expenses in excess of .65% of average daily net assets on an annual basis. The total amount of the reimbursement for the period of June 1, 2000 (commencement of operations) to August 31, 2000 was $26,467. As of August 31, 2000, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $2,852 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period ending August 31, 2000, the annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion
      - .0315%; over $1 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and


                                                                Annual Report 19

SSgA
Intermediate Municipal Bond Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175%, and .175% to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2000, the Fund was charged shareholder servicing expenses of $650 by the Adviser. The Fund did not incur any expenses from SSBSI, RIS, Commercial Banking and Solutions during this period.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.


20 Annual Report

SSgA
Intermediate Municipal Bond Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

            Administration fees                          $  3,265
            Custodian fees                                    372
            Distribution fees                                 206
            Shareholder servicing fees                        220
            Transfer agent fees                             3,166
            Trustees' fees                                     27
                                                         --------
                                                         $  7,256
                                                         ========

      Beneficial Interest: As of August 31, 2000, one shareholder (who is also an affiliate of the Investment Company) was a record owner of approximately 85% of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                       Period Ended August 31,
                                                   -----------------------------
                                                               2000*
                                                   -----------------------------
                                                     Shares           Dollars
                                                   ----------     --------------
      Proceeds from shares sold ...............        1,446          $  14,466
      Payments for shares redeemed ............         (414)            (4,160)
                                                   ---------      -------------
      Total net increase (decrease) ...........        1,032          $  10,306
                                                   =========      =============

      * For the period June 1, 2000 (commencement of operations) to August 31, 2000.

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this period.

7.    Dividends

      On September 1, 2000, the Board of Trustees declared a dividend of $.1053 from net investment income, payable on September 8, 2000 to shareholders of record on September 5, 2000.


                                                                Annual Report 21

SSgA
Intermediate Municipal Bond Fund

                                                                 Tax Information

                                                     August 31, 2000 (Unaudited)

      Of the dividends paid by the Intermediate Municipal Bond Fund from net investment income for the taxable year ended August 31, 2000, 100% were exempt interest dividends which are tax exempt for purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.

      Please consult a tax advisor for any questions about federal or state income tax laws.


22 Annual Report

SSgA Intermediate Municipal Bond Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


                                                                Annual Report 23

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                              Emerging Markets Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                              Emerging Markets Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                        Page

Chairman's Letter.....................................................     4

Portfolio Management Discussion and Analysis..........................     6

Report of Independent Accountants.....................................     8

Financial Statements..................................................     9

Financial Highlights..................................................    22

Notes to Financial Statements.........................................    23

Tax Information.......................................................    30

Fund Management and Service Providers.................................    31

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Please see the Prospectus for further details. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Emerging Markets Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Emerging Markets Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Emerging Markets Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                    [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

                                    [PHOTO]

                               Timothy B. Harbert
                     President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Brad Aham, CFA, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Emerging Markets Fund since September 1999. He has worked with the active emerging markets product since its inception. In addition to managing portfolios, Mr. Aham performs quantitative and qualitative research on SSgA's emerging markets products. He has been working in the investment management field since he joined the firm in 1993. He holds an MBA from Boston University and BA degrees from Brandeis University in Mathematics and Economics. There are seven other portfolio managers working with Mr. Aham.


                                                                 Annual Report 5

SSgA Emerging Markets Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize total return primarily through capital appreciation.

Invests in: Equity securities of foreign issuers domiciled, or having a substantial portion of their business, in countries having a developing economy or securities market.

Strategy: The Fund invests in securities of issuers located in emerging market countries with prospects for sustained macro economic growth. Through the use of proprietary evaluation models, the Fund invests primarily in the International Finance Corporation Investable ("IFCI") Index countries. As the IFCI Index introduces new emerging market countries, the Fund will expand to gain exposure to those countries.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates       Emerging Markets Fund      I F C  Investable Composite Index**
Inception*           $10,000                          $10,000
   1994              $11,450                          $10,529
   1995              $10,387                           $8,357
   1996              $11,201                           $8,881
   1997              $12,895                           $9,190
   1998               $7,045                           $4,830
   1999              $11,713                           $8,173
   2000              $13,019                           $8,682
================================================================================

Performance Review

For the fiscal year ended August 31, 2000, the SSGA Emerging Markets Fund posted a return of 11.05%. This compared favorably with the Fund's benchmark, the International Finance Corporation Investable (IFCI) Composite Index, which returned 6.22% over the same period.

Market and Portfolio Highlights

Emerging markets rallied for a second year in a row as this year's 11.05% rise added to fiscal year 1999's 66.41% return for the Fund. This year saw the markets weather Y2K concerns, numerous elections and a change in monetary conditions from easing to a more aggressive tightening posture. Economic conditions improved in most markets as the continued strong performance of the US economy provided the engine for global growth. Additionally, the strong performance of NASDAQ and Technology shares boosted many of the holdings in the Fund. However, rising oil prices and a series of interest rate hikes by the Federal Reserve served to caution the markets as the fiscal year ended.

--------------------------------------------------------------------------------
SSgA Emerging Markets Fund
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
--------------------      -----------     ------------
1 Year                    $  11,105          11.05%
5 Years                   $  12,534           4.62%+
Inception                 $  13,019           4.14%+

--------------------------------------------------------------------------------
International Finance Corporation
   Investable Composite Index
--------------------------------------------------------------------------------
     Period Ended          Growth of         Total
       08/31/00             $10,000          Return
--------------------      -----------     ------------
1 Year                    $  10,622           6.22%
5 Years                   $  10,389           0.77%+
Inception                 $   8,682          (2.15)%+

See related Notes on following page.


6 Annual Report

SSgA Emerging Markets Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Latin America was the top region in the IFC Investable Composite Index (the "Index"), returning 35% for the fiscal year. The star performer were Brazil holdings in the Index, surging an incredible 82% for the period. Much of the performance was generated in the fourth calendar quarter of 1999 when both the currency and the stock market rallied. Confirmation that inflation was under control and industrial production was increasing bolstered confidence in the market. The new central bank governor, Arminio Fraga, brought considerable credibility to monetary policy and engineered several interest rate cuts over the year. The Fund has been overweighted in Brazil since the end of 1999, contributing much of the benchmark-relative outperformance. Some of the Fund's strong performers in Brazil include Petrobras and Embratel, posting fiscal year returns of 114% and 229%, respectively. Elsewhere, Mexico saw the presidential victory of Vicente Fox, which solidified the democratization process by ending 71 years of single party rule. Mexican holdings in the Index were up 32% for the year. The Mexican securities markets benefited from a relatively calm election process, strong oil prices and the robust US economy. Telefonos de Mexico, the Fund's largest holding in Mexico and fourth largest position in the Fund, gained 45% over the year. Venezuela was the other big winner in the Latin America region in the Index, jumping 54% on the back of the takeover of Electricidad de Caracas by AES Corp.

The Index's holdings in Eastern Europe gained 35% for the year, led by Russia and Turkey, which posted gains of 137% and 65%, respectively. Russia's economic outlook was uncertain when Boris Yeltsin resigned on New Year's Eve 1999, but Vladimir Putin's election win in March marked a great transition for the country. This political optimism, combined with stronger oil prices, led to a dramatic stock market rally, with the Fund's largest Russian holding, Surgutneftegaz, gaining 146% for the fiscal year. Turkey's economy has also been strong on the basis of a new coalition government and an IMF-endorsed anti-inflation program. The Fund benefited from its benchmark relative underweight of Greek securities. Greek holdings in the Index lost 43% during the fiscal year, as that market faced a lack of foreign interest and locals selling off after 1999's strong returns.

Index holdings in the Mideast and Africa region, up 19% for the period, were powered by Israeli securities, which rose 70% for the year. Teva Pharmaceuticals rose over 150% on continued positive news over its multiple sclerosis drug, Copaxone. Another Israeli issue, Check Point Software, gained over 200% since the Fund purchased it in January 2000. The company is a global leader in Internet security software. The Fund has benchmark-relative overweight allocations in both Teva and Check Point.

The Asian region of the Index experienced disappointing performance and lost over 8% for the period. The top performers within the Index were Chinese holdings, gaining 63% on the basis of improved economic data and strong expectations from WTO entry in 2000. The Fund's largest holding in China and second largest in the portfolio, China Telecom, rose 148% as its subscriber growth continues to be tremendous. Korean holdings lagged this year, as continued concerns over large conglomerates weighed on the market. The Fund's largest Korean holding, Samsung Electronics, managed to gain 22% as its DRAM business profited from strength in the global electronics market. However, Taiwan securities in the Index lost 1% for the year, where a focus on the presidential election and Chen Shui-bian's victory marked the end of over 50 years of KMT rule. The market declined after the election on uncertainty over the policies of the new administration. The Fund's underweight to the smaller markets in Asia helped performance as Index holdings in Indonesia, the Philippines and Thailand fell 35%, 38% and 32% respectively.

-----------------------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)                    August 31, 2000
-----------------------------------------------------------------------

Samsung Electronics                                            4.0%
China Telecom (Hong Kong), Ltd.                                2.5
Taiwan Semiconductor Manufacturing Co.                         2.0
Telefonos de Mexico SA Series L - ADR                          1.9
Surgutneftegaz SP - ADR                                        1.8
Petroleo Brasileiro SA                                         1.6
Telefonos de Mexico SA Series L                                1.4
De Beers Centenary Linked Units                                1.4
Teva Pharmaceutical Industries, Ltd. - ADR                     1.3
Lukoil Oil Co. - ADR                                           1.3
-----------------------------------------------------------------------

                        -------------------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on March 1, 1994. Index comparison also began on March 1, 1994.

** The IFC Investable Composite Index is a market capitalization-weighted index of the performance of equity securities listed on the stock exchanges of emerging market countries.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Emerging Markets Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000

                                           /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Emerging Markets Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                                    Market
                                                     Number          Value
                                                       of            (000)
                                                     Shares            $
                                                     ------         ------

Common Stocks - 82.0%
Argentina - 0.5%
Banco Frances Rio                                     31,214           228
El Sitio, Inc. (a)                                    11,858            47
Grupo Financiero Galicia SA Class B New (a)          163,800           288
Inversiones y Representaciones SA Class B             57,048           139
PC Holdings SA Class B                               245,736           410
Siderca SAIC Class A                                 160,601           349
Telecom Argentina Class B                             67,549           318
                                                                   -------
                                                                     1,779
                                                                   -------

Brazil - 4.0%
Brasil Telecom Participacoes SA - ADR                 14,000           986
Centrais Eletricas Brasileiras SA                101,358,600         1,900
Companhia Cervejaria Brahma                        2,548,700         2,031
Companhia de Saneamento
   Basico do Estado de Sao Paulo                   7,619,000           825
Companhia Siderurgica de Tubarao                   7,300,000            79
Companhia Siderurgica Nacional                    12,799,000           465
Embratel Participacoes SA                         64,803,300         1,229
Globo Cabo SA - ADR                                   60,000           960
Petroleo Brasileiro SA                                59,268         1,878
Petroleo Brasileiro SA - ADR (a)                      21,500           684
Souza Cruz                                           147,977           728
Tele Celular Sul Participacoes SA                151,907,296           484
Tele Centro Sul Participacoes SA                  89,564,096           984
Tele Norte Leste Participacoes SA                136,572,192         2,680
                                                                   -------
                                                                    15,913
                                                                   -------

Chile - 1.0%
Banco de A. Edwards Series A - ADR                    15,553           205
Banco Santander Chile Series A - ADR                  13,400           203
Chile Fund, Inc.                                     130,700         1,242
Compania de Telecomunicaciones de
   Chile SA - ADR                                     38,850           685
Cristalerias de Chile - ADR                            7,500           118
Embotelladora Andina SA Series A - ADR                20,200           263
Enersis SA - ADR                                      21,300           367
Five Arrows Chile Investment Trust (a)(d)            330,000           452
Gener SA - ADR                                        31,300           399
Vina Concha Y Toro SA - ADR                            4,800           173
                                                                   -------
                                                                     4,107
                                                                   -------

China - 3.7%
Beijing Datang Power Generation Co.,
   Ltd. Class H                                    2,646,000           621
China Merchants Holdings International
   Co., Ltd.                                         768,000           601
China Resources Enterprise, Ltd.                     278,000           413
China Shipping Development Co., Ltd.
   Class H (a)                                       690,000           135
China Telecom (Hong Kong), Ltd. (a)                1,221,100         9,394
Cosco Pacific, Ltd.                                  685,100           619
Guangdong Kelon Electrical Holdings
   Co., Ltd. Class H                                 694,000           229
Guangshen Railway Co., Ltd.                        1,858,000           253
Huaneng Power International, Inc.
   Class H                                         2,162,000           901
PetroChina Co., Ltd. Class H New                   4,246,200         1,013
Shanghai Petrochemical Co., Ltd. Class H             704,000           115
Yizheng Chemical Fibre Class H                     1,700,000           436
                                                                   -------
                                                                    14,730
                                                                   -------


                                                                 Annual Report 9

SSgA
Emerging Markets Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                    Market
                                                     Number          Value
                                                       of            (000)
                                                     Shares            $
                                                     ------         ------

Egypt - 0.5%
Commercial International Bank                         31,070           302
Eastern Co. Tobacco & Cigarettes                       9,800           206
Egyptian Mobile Phone Network (a)                     21,899           561
National Societe Generale Bank                        22,760           188
Orascom Construction (a)                              37,500           443
Suez Cement Co. - GDR                                 24,970           233
                                                                   -------
                                                                     1,933
                                                                   -------

Greece - 2.1%
Aluminum Co. of Greece SA                             10,260           373
Bank of Piraues                                       27,580           439
Commercial Bank of Greece                             17,714           717
Credit Bank (Regd)                                    31,910           973
EFG Eurobank                                          26,160           592
Hellenic Bottling Co. SA                              30,380           335
Hellenic Petroleum SA                                 26,442           278
Hellenic Technodomiki SA                              11,800           215
Hellenic Telecommunication
   Organization SA - GDR                              48,411           900
Intracom SA                                           19,606           608
Michaniki SA                                          19,400            98
Minoan Lines Shipping SA                              32,746           281
National Bank of Greece SA                            36,583         1,236
Panafon Hellenic Telecom SA                           68,320           664
Papastratos Cigarettes Co.                            10,260           127
Titan Cement Co. SA                                   10,680           371
                                                                   -------
                                                                     8,207
                                                                   -------

Hong Kong - 1.2%
China Eastern Airlines Corp., Ltd. (a)               904,000           151
China Everbright - IHD Pacific, Ltd.                 252,000           236
China Unicom, Ltd. (a)                               928,000         2,154
Citic Pacific, Ltd.                                  106,000           506
Legend Holdings, Ltd.                              1,320,000         1,404
Shanghai Industrial Holdings, Ltd.                    76,000           162
                                                                   -------
                                                                     4,613
                                                                   -------

Hungary - 1.3%
BorsodChem Rt.                                         4,600           146
Danubius Hotel (Regd)                                  9,317           174
Egis Gyogyszergyar                                     5,743           281
Gedeon Richter, Ltd. - GDR                             6,300           351
Magyar Olaj Es Gas                                    26,082           356
Magyar Tavkozlesi Rt. (Regd)                         509,550         2,814
Mol Magyar Olaj-Es Gazipari Rt. - GDR                 10,300           140
OTP Bank Rt.                                          13,685           734
Tiszai Vegyi Kombinat Rt.                             15,790           188
                                                                   -------
                                                                     5,184
                                                                   -------

India - 0.9%
Bharat Heavy Electricals, Ltd.                        34,200            99
Bharat Petroleum Corp., Ltd.                          18,400            71
CESC, Ltd. (a)                                        87,500            43
Dr. Reddy's Laboratories, Ltd.                         5,500           159
Hindustan Lever, Ltd.                                256,000         1,379
ITC, Ltd.                                             27,400           465
Madras Refineries, Ltd.                              105,300            69
Mahanagar Telephone Nigam, Ltd.                       25,100            84
Mahindra & Mahindra, Ltd.                             12,500            50
Reliance Industries, Ltd.                             96,200           708
Tata Engineering and Locomotive Co., Ltd.             72,850           159
Tata Iron and Steel Co., Ltd.                         64,700           153
Videsh Sanchar Nigam, Ltd.                            16,900           299
                                                                   -------
                                                                     3,738
                                                                   -------

Israel - 6.2%
Agis Industries, Ltd.                                 49,363           485
Bank Hapoalim Ltd. - GDR                              12,210           192
Bank Hapoalim, Ltd.                                  913,375         2,908
Bank Leumi Le-Israel                                 762,483         1,756
Bezeq Israeli Telecommunication Corp., Ltd.          189,650         1,177
Check Point Software Technologies, Ltd. (a)           10,000         1,458


10 Annual Report

SSgA
Emerging Markets Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                    Market
                                                     Number          Value
                                                       of            (000)
                                                     Shares            $
                                                     ------         ------

Clal Industries, Ltd.                                 28,086           348
ECI Telecom, Ltd.                                     19,100           598
Elco Holdings, Ltd.                                   28,761           286
F.I.B.I. Holdings, Ltd.                               20,537           206
Formula Systems (1985), Ltd. (a)                      10,187           514
Gilat Satellite Networks, Ltd. (a)                     3,278           262
IDB Development Corp., Ltd.                           23,338         1,090
IDB Holding Corp., Ltd.                               33,514         1,414
Israel Chemicals, Ltd.                               467,764           585
Koor Industries, Ltd.                                 13,135         1,394
Leumi Insurance Holdings                             471,227           507
Magic Software Enterprises, Ltd. (a)                   9,170            82
NICE Systems, Ltd. (a)                                13,033         1,038
Optibase, Ltd. (a)                                    10,810           212
Orbotech, Ltd. NPV (a)                                 4,166           403
Osem Investment, Ltd.                                 86,545           644
RADVision, Ltd. (a)                                    9,899           317
Supersol, Ltd.                                       159,451           598
Teva Pharmaceutical Industries, Ltd.                  13,497           829
Teva Pharmaceutical Industries, Ltd. - ADR            83,693         5,075
                                                                   -------
                                                                    24,378
                                                                   -------

Malaysia - 5.2%
AMMB Holdings Berhad                                 121,000           398
Arab Malaysian Finance (Alien Market)                238,000           248
Berjaya Sports                                       134,000           215
Commerce Asset-Holding Berhad                        359,000           945
Edaran Otomobil                                      182,000           498
Faber Group Berhad (a)                               445,600            46
Genting Berhad                                       311,000           876
Golden Hope Plantation                               390,000           380
Hong Leong Credit                                    140,000           258
Hong Leong Industries Berhad                         159,000           515
IGB Corp. Berhad                                     175,000            58
IOI Corporated Berhad                              1,109,000           946
Kuala Lumpur Kepong                                  259,000           368
Magnum CP Berhad                                   1,403,000           882
Malakoff Berhad                                      152,000           396
Malayan Banking Berhad                               827,000         3,177
Malaysian International Shipping Corp.
   Berhad (Alien Market)                             551,000           834
Malaysian Pacific                                     91,000           790
Perlis Plantations                                   157,000           186
Petronas Gas Berhad                                  565,000           892
Public Bank Berhad (Alien Market)                    565,000           494
Resorts World Berhad                                 204,000           421
RHB Capital Berhad                                   403,000           437
Rothmans of Pall Mall (Malaysia) Berhad              196,000         1,831
Sime Darby Berhad                                  1,058,000         1,175
Tanjong PLC                                          185,000           402
Telekom Malaysia Berhad                              317,000           901
Tenaga Nasional Berhad                               346,000         1,156
YTL Corp. Berhad                                     701,600           885
                                                                   -------
                                                                    20,610
                                                                   -------

Mexico - 11.8%
Alfa SA de CV Class A                                454,662         1,253
Altos Hornos de Mexico SA (a)(d)                     499,000             0
Carso Global Telecom Series A1 (a)                 1,358,000         3,498
Cemex SA de CV                                       727,159         3,414
Cemex SA de CV 2002 Warrants (a)                      43,000            21
Compania Cervecerias Unidas SA - ADR                   9,750           225
Controladora Comercial Mexicana SA de
   CV Units                                          842,000         1,080
El Puerto de Liverpool SA de CV                      220,000           311
Empresa Nacional de Electricidad SA - ADR             19,650           210
Fomento Economico Mexicano SA de CV Units            204,000           922
Fomento Economico Mexicano SA de CV
   Series B - ADR                                     19,400           884
Grupo Bimbo SA de CV Series A                        708,761         1,132
Grupo Carso Series A1 (a)                            442,000         1,571


                                                                Annual Report 11

SSgA
Emerging Markets Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                    Market
                                                     Number          Value
                                                       of            (000)
                                                     Shares            $
                                                     ------         ------

Grupo Cementos Chihuahua Series B                    180,000           137
Grupo Financiero Banamex Accival SA de
   CV (Banacci) Class O (a)                          735,000         3,754
Grupo Financiero Banorte SA de CV (a)                364,000           483
Grupo Financiero Class O (a)                       3,086,000         1,851
Grupo Gigante SA (a)                                 598,333         1,027
Grupo Herdez SA Class B                            1,408,000           413
Grupo Iusacell SA de CV - ADR (a)                     44,000           561
Grupo Mexico SA Series B                             436,108         1,948
Grupo Televisa SA (a)                                447,000         1,445
Grupo Television SA de CV - GDR (a)                   27,330         1,770
Kimberly-Clark, Mexico Class A                       257,000           799
Organizacion Soriana SA de CV Series B               225,000           971
Savia SA de CV (a)                                    78,000           355
Telefonos de Mexico SA Series L                    1,953,800         5,330
Telefonos de Mexico SA Series L - ADR                133,400         7,262
TV Azteca SA de CV                                   515,000           429
Wal-Mart de Mexico SA de CV Series V (a)           1,513,661         3,785
                                                                   -------
                                                                    46,841
                                                                   -------

Russia - 3.6%
Golden Telecom, Inc. (a)                              10,100           306
Lukoil Oil Co. - ADR                                  77,410         5,016
Rostelecom - ADR                                      43,607           627
Surgutneftegaz SP - ADR (a)                          359,335         6,989
Unified Energy Systems - ADR                           4,345            73
Unified Energy Systems - GDR                          78,295         1,324
                                                                   -------
                                                                    14,335
                                                                   -------

South Africa - 10.2%
AECI, Ltd.                                           367,402           701
Amalgamated Banks of South Africa                    358,867         1,482
Anglo American Platinum Corp., Ltd.                   85,500         3,342
AngloGold, Ltd.                                       37,742         1,472
Anglovaal Industries, Ltd.                           424,839           448
Barlow, Ltd.                                          60,500           395
Bidvest Group, Ltd.                                  162,112         1,174
Coronation Holdings, Ltd. Class N                     27,000           441
De Beers Centenary Linked Units                      188,444         5,242
Del Monte Royal Food, Ltd.                           764,539           489
Driefontein Consolidated                             186,800           688
Ellerine Holdings, Ltd.                              173,000           614
FirstRand, Ltd.                                    1,322,600         1,451
Foschini, Ltd.                                       269,200           432
Gencor, Ltd.                                         219,800           812
Impala Platinum Holdings, Ltd.                        34,000         1,609
Imperial Holdings, Ltd. (a)                           68,336           657
Investec Group, Ltd.                                  20,800           746
Iscor, Ltd. (a)                                      487,255         1,132
Johnnies Industrial Corp., Ltd.                       54,400           753
Liberty Life Association of Africa                   176,600         1,646
M-Cell, Ltd.                                          32,900           142
Murray & Roberts Holdings, Ltd.                      624,600           298
Nedcor, Ltd.                                         107,139         2,427
Persetel Holdings, Ltd.                              236,700           367
Rembrandt Group, Ltd.                                277,594         2,747
Reunert, Ltd.                                        391,700           657
Sanlam, Ltd.                                       1,609,470         1,939
Sappi, Ltd.                                          165,432         1,447
Sasol                                                348,946         2,852
Standard Bank Investment Corp., Ltd.                 350,700         1,483
Tongaat-Hulett Group, Ltd.                            67,719           349
                                                                   -------
                                                                    40,434
                                                                   -------


12 Annual Report

SSgA
Emerging Markets Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                    Market
                                                     Number          Value
                                                       of            (000)
                                                     Shares            $
                                                     ------         ------

South Korea - 13.3%
Anam Semiconductor, Inc. (a)                          44,810           412
Cheil Jedang Corp.                                     9,880           414
Dacom Corp. (a)                                        5,230           472
Daum Communications Corp. (a)                          2,400           150
Dongwon Securities                                    28,814           182
Haansoft, Inc. (a)                                    13,000           154
Hana Bank                                             60,720           326
Hanjin Heavy Industries                               87,171           226
Housing & Commercial Bank, Korea                      77,957         1,666
Hyosung T&C Co.                                       33,507           316
Hyundai Electronics Industries Co. (a)               153,710         2,814
Hyundai Motor Co., Ltd.                               81,260         1,231
Kookmin Bank                                         130,410         1,588
Korea Electric Power Corp.                           121,650         3,577
Korea Telecom Corp.                                   52,090         3,566
Korea Telecom Freetel (a)                              6,390           295
Korean Air                                            29,557           210
LG Cable & Machinery, Ltd.                            25,700           355
LG Chemical, Ltd.                                     62,520         1,054
LG Electronics, Inc.                                  76,440         1,944
LG Securities                                         87,420           919
Nong Shim Co., Ltd.                                    7,533           272
Pacific Corp.                                         13,300           329
Pohang Iron & Steel Co., Ltd.                         18,020         1,333
Poongsan Corp.                                        39,260           247
Samsung Corp.                                         72,490           657
Samsung Display Devices Co.                           23,660         1,056
Samsung Electro-Mechanics Co. (a)                     25,150         1,068
Samsung Electronics                                   61,711        15,223
Samsung Fire & Marine Insurance                       25,537           682
Samsung Heavy Industries (a)                         130,482           512
Samsung Securities Co., Ltd.                          53,438         1,089
SEROME Technology, Inc.                                6,340           143
Shin Han Bank                                        124,020         1,353
Shinsegae Department Store Co.                         9,150           456
Sindo Ricoh Co.                                       12,121           300
SK Corp.                                              55,290           937
SK Global                                             28,600           306
SK Telecom Co., Ltd. (a)                              18,270         4,021
Ssangyong Oil Refining Co.                            23,000           532
Trigem Computer, Inc. (a)                             21,580           378
                                                                   -------
                                                                    52,765
                                                                   -------

Taiwan - 10.3%
Acer, Inc.                                           589,070           734
Advanced Semiconductor Engineering, Inc. (a)         262,026           485
Asia Cement Corp.                                    721,492           393
Asustek Computer, Inc.                               246,298         1,516
Cathay Construction Corp.                            613,200           164
Cathay Life Insurance                                815,456         1,878
Chang Hwa Bank                                       206,800           129
China Development Industrial Bank (a)              1,150,830         1,190
China Steel Corp.                                  2,131,569         1,415
Chinatrust Commercial Bank (a)                       923,452           729
CMC Magnetics Corp. (a)                              284,600           623
Compal Electronics, Inc.                             446,420           856
Delta Electronics, Inc.                              129,000           495
Ensure Co., Ltd. (a)                                 151,008            21
Evergreen Marine Corp. (a)                           135,302            87
Far Eastern Department Stores, Ltd.                  759,132           382
Far Eastern Textile Co., Ltd.                        520,733           580
First Commercial Bank                                341,000           297
Formosa Chemicals & Fibre Corp.                    1,404,031         1,578
Formosa Plastics Corp.                               672,028         1,083
Formosa Taffeta Co.                                  734,202           466
Fubon Insurance Co.                                  299,574           200
GigaMedia, Ltd. (a)                                   19,630           206
Hon Hai Precision Industry Co.                       284,960         2,176
Hua Nan Bank                                         399,386           317
International Bank of Taipei (a)                     617,017           256
International Commercial Bank of China               538,450           423
Inventec Co., Ltd.                                   194,640           323


                                                                Annual Report 13

SSgA
Emerging Markets Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                    Market
                                                     Number          Value
                                                       of            (000)
                                                     Shares            $
                                                     ------         ------

Lite-On Electronics, Inc.                            241,776           315
Macronix International Co., Ltd. (a)                 445,170           968
Mosel Vitelic, Inc. (a)                              722,400         1,245
Nan Ya Plastic Corp.                                 860,805         1,428
Pacific Electrical Wire & Cable (a)                  691,271           514
Ritek, Inc. (a)                                      121,108           478
Taiwan Cement Corp.                                  173,448           110
Taiwan Semiconductor Manufacturing Co. (a)         1,772,119         7,679
Tatung Co., Ltd.                                     803,396           497
Teco Electric & Machinery                            367,736           320
United Microelectronics Corp., Ltd. (a)            1,847,080         4,909
Walsin Lihwa Wire                                  1,093,288           796
Winbond Electronics Corp. (a)                        599,590         1,487
Yageo Corp.                                          617,665           740
Yang Ming Marine Transport                           373,120           140
Yue Loong Motor                                      244,600           174
                                                                   -------
                                                                    40,802
                                                                   -------

Thailand - 0.0%
Finance One Public Co., Ltd. (Alien
   Market) (a)(d)                                    158,300             0
                                                                   -------

Turkey - 4.5%
Akbank TAS                                       128,896,352           787
Aksigorta AS                                      21,882,000           418
Anadolu Isuzu Otom                                 5,843,000           526
Arcelik AS                                        17,595,900           557
Brisa Bridgestone Sabanci Lastik San.
   Ve Tic AS                                       9,898,000           680
Dogan Sirketler Grubu Holding AS (a)              25,544,800           595
Eregli Demir ve Celik Fabrikalari TAS (a)         18,630,000           619
Ford Otomotiv Sanayi AS (a)                        5,120,000           293
Haci Omer Sabanci Holding AS                     170,503,808         1,666
Koc Holding AS                                    23,800,000         1,308
Migros                                             2,907,000           395
Tupras                                             9,850,000           444
Turkcell Iletisim Hizmetleri AS (a)                6,472,000           346
Turkcell Iletisim Hizmetleri AS - ADR (a)            170,230         2,287
Turkiye Garanti Bankasi AS (a)                   125,882,400         1,288
Turkiye Is Bankasi                               191,065,792         3,865
Yapi ve Kredi Bankasi AS                         189,801,776         1,593
                                                                   -------
                                                                    17,667
                                                                   -------

United Kingdom - 1.2%
Dimension Data Holdings PLC (a)                      447,140         4,360
Old Mutual PLC                                        82,000           205
                                                                   -------
                                                                     4,565
                                                                   -------

United States - 0.2%
Comverse Technology, Inc. (a)                          4,570           420
StarMedia Network, Inc. (a)                           24,235           206
                                                                   -------
                                                                       626
                                                                   -------

Venezuela - 0.3%
Banco Provincial SA                                  222,000           160
Companhia Anonima Nacional Telefonos
   de Venezuela - ADR                                 32,000           788
Corp. Industrial de Energia                        1,536,172            16
Mavesa SA                                          2,019,899           134
Venezolana de Cementos S.A.C.A.                      821,169           279
                                                                   -------
                                                                     1,377
                                                                   -------

Total Common Stocks
(cost $294,922)                                                    324,604
                                                                   -------

Preferred Stocks - 8.8%
Brazil - 8.3%
Aracruz Celulose SA Class B                          402,100           809
Banco Bradesco SA                                289,755,680         2,437
Banco do Estado de Sao Paulo                      18,432,200           625
Banco Itau SA                                     24,010,300         2,296
CIA Energetica De Minas Gerais                    51,839,044           929
Companhia Cervejaria Brahma                        1,427,000         1,431


14 Annual Report

SSgA
Emerging Markets Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                    Market
                                                     Number          Value
                                                       of            (000)
                                                     Shares            $
                                                     ------         ------

Companhia Paranaense de Energia -
   Copel Class B                                  60,462,900           549
Companhia Siderurgica de Tubarao                  39,236,900           524
Companhia Vale Do Rio Doce Series A                  103,565         2,800
Copene-Petroquimica do Nordeste Series
   A (Regd)                                        2,509,541         1,048
Embratel Participacoes SA - ADR                      124,500         2,723
Gerdau SA                                         54,388,200           780
Itausa Investimentos Itau SA                       1,001,179         1,062
Petroleo Brasileiro SA                               202,650         6,137
Tele Centro Oeste Celular
   Participacoes SA - ADR                             79,500         1,014
Tele Centro Sul Participacoes SA                  18,314,200           262
Tele Norte Leste Participacoes SA                 39,368,240           997
Tele Norte Leste Participacoes SA - ADR               33,736           860
Telecomunicacoes de Minas Gerais Class B          14,825,100           649
Telesp Celular Participacoes SA                   70,440,048         1,041
Telesp Celular Participacoes SA - ADR                 24,050           884
Uniao de Bancos Brasileiros SA (Units)            18,015,700         1,257
Usinas Siderurgicas de Minas Gerais SA               217,100         1,265
Votorantim Celulose e Papel SA                    14,214,000           563
                                                                   -------
                                                                    32,942
                                                                   -------
South Africa - 0.0%
Mobile Industries, Ltd. (conv.) (a)                    4,083             1
                                                                   -------

South Korea - 0.5%
Hyundai Motor Co., Ltd.                               62,500           321
Samsung Electronics, Ltd.                             14,050         1,622
                                                                   -------
                                                                     1,943
                                                                   -------

Total Preferred Stocks
(cost $28,169)                                                      34,886
                                                                   -------

                                                    Principal
                                                      Amount
                                                      (000)
                                                        $
                                                   -----------
Long-Term Investments - 0.1%
Chile - 0.1%
Five Arrows Chile Investment Trust (conv.)
   3.500% due 11/13/40 (a)(d)                            220           308
                                                                   -------

Total Long-Term Investments
(cost $336)                                                            308
                                                                   -------

Short-Term Investments - 5.7%
United States - 5.7%
AIM Short-Term Investment Prime
   Portfolio Class A (b)                               6,784         6,784
Associates Corp. of North America
   6.910% due 06/14/01 (e)                             2,000         2,001
Federated Investors Prime Cash
   Obligations Fund (b)                                7,528         7,528
Fleet Boston Financial Corp. Series P
   6.707% due 03/13/01 (e)                             3,200         3,200
Ford Motor Credit Co.
   6.904% due 07/16/01 (c)(e)                          3,100         3,101
                                                                   -------

Total Short-Term Investments
(cost $22,618)                                                      22,614
                                                                   -------


                                                                Annual Report 15

SSgA
Emerging Markets Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                   Market
                                                                    Value
                                                                    (000)
                                                                      $
                                                                 -----------
Total Investments - 96.6%
(identified cost $346,045)                                         382,412
                                                                   -------

Other Assets and Liabilities,
Net - 3.4%                                                          13,514
                                                                   -------

Net Assets - 100.0%                                                395,926
                                                                   =======

(a)   Nonincome-producing security.
(b)   At amortized cost, which approximates market.
(c)   Adjustable or floating rate security.
(d) These securities have been valued by the Security Valuation Committee of The Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized.
(e) Held as collateral in connection with equity swap agreements held by the Fund.
(f) At August 31, 2000, $844 cash was held as collateral in connection with open futures contracts held by the Fund.

Abbreviations:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

Foreign Currency Abbreviations:
BRL - Brazilian real
GRD - Greek drachma
HKD - Hong Kong dollar
IDR - Indonesian rupiah
KRW - South Korean won
USD - United States dollar
ZAR - South African rand

                                                                    Unrealized
                                                        Number     Appreciation
                                                          of      (Depreciation)
                                                       Contracts       (000)
                                                       ---------  --------------

MSCI Index Futures Contracts
  (Taiwan) expiration
  date 09/00                                              270       $   (774)
                                                                    --------

Total Unrealized Appreciation
  (Depreciation) on Open Futures
  Contracts Purchased (f)                                           $   (774)
                                                                    ========

Forward Foreign Currency Exchange Contracts

                                                             Unrealized
 Contracts to           In Exchange                         Appreciation
   Deliver                  For           Settlement       (Depreciation)
    (000)                  (000)             Date              (000)
---------------     ------------------    ----------       --------------
USD      13,887     GRD       5,137,605    11/17/00          $   (416)
USD       4,879     IDR      41,094,636    11/17/00                (6)
BRL       8,564     USD           4,617    11/17/00                10
HKD      41,318     USD           5,305    11/17/00                 2
KRW   5,287,446     USD           4,729    11/17/00               (50)
ZAR      22,621     USD           3,236    11/17/00                18
                                                             --------
                                                             $   (442)
                                                             ========

See accompanying notes which are an integral part of the financial statements.


16 Annual Report

SSgA
Emerging Markets Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                      Market
                                                          % of         Value
Industry Diversification                                   Net         (000)
(Unaudited)                                              Assets          $
                                                         ------      -------
Basic Industries                                           9.8%       38,811
Capital Goods                                              4.5        17,907
Consumer Basics                                            5.8        23,061
Consumer Durables                                          2.0         7,958
Consumer Non-Durables                                      2.8        11,088
Consumer Services                                          0.7         2,608
Consumer Staples                                           0.5         1,831
Energy                                                     7.3        28,814
Finance                                                   17.7        70,100
General Business                                           1.7         6,666
Miscellaneous                                              3.0        12,084
Producer Durables                                          0.1           300
Shelter                                                    0.1           397
Technology                                                14.8        58,548
Transportation                                             0.6         2,322
Utilities                                                 19.5        77,303
Short-Term Investments                                     5.7        22,614
                                                         ------      -------

Total Investments                                         96.6       382,412
Other Assets and Liabilities, Net                          3.4        13,514
                                                         ------      -------

Net Assets                                               100.0%      395,926
                                                         ======      =======

                                                                      Market
                                                          % of         Value
Geographic Diversification                                 Net         (000)
(Unaudited)                                              Assets          $
                                                         ------      -------
Africa                                                    10.2%       40,435
Europe                                                     4.5        17,956
Latin America                                             26.1       103,267
Middle East                                               12.1        47,716
Pacific Basin                                             34.2       135,463
Other                                                      3.8        14,961
Short-Term Investments                                     5.7        22,614
                                                         ------      -------

Total Investments                                         96.6       382,412
Other Assets and Liabilities, Net                          3.4        13,514
                                                         ------      -------

Net Assets                                               100.0%      395,926
                                                         ======      =======

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 17

SSgA
Emerging Markets Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

Equity Swaps

                                       Notional                                                        Unrealized
                                        Amount                                                        Appreciation
                                        (000)                                         Termination    (Depreciation)
   Underlying Security Index              $                  Floating Rate                Date            (000)
--------------------------------       --------        --------------------------     -----------    --------------
IFC Emerging Markets Investable
   Total Return Chile Index             3,238          USD LIBOR-BBA minus .60%         03/30/01        $ (122)

IFC Emerging Markets Investable
   Total Return India Index             3,047          USD LIBOR-BBA minus 3.75%        06/29/01          (326)

IFC Emerging Markets Investable
   Total Return Russia Index            2,000          USD LIBOR-BBA minus 3.00%        06/25/01           584
                                                                                                        ------
                                                                                                        $  136
                                                                                                        ======

See accompanying notes which are an integral part of the financial statements.


18 Annual Report

SSgA
Emerging Markets Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at market (identified cost $346,045) ...................................................         $ 382,412
Cash ...............................................................................................               844
Foreign currency holdings (identified cost $2,201) .................................................             2,184
Unrealized appreciation on forward foreign currency exchange contracts .............................                30
Receivables:
   Dividends and interest ..........................................................................               926
   Investments sold ................................................................................               530
   Fund shares sold ................................................................................             9,915
   Daily variation margin on futures contracts .....................................................               137
Prepaid expenses ...................................................................................                11
Short-term investments held as collateral for securities loaned, at market .........................            29,332
Receivable for equity swap .........................................................................               136
                                                                                                             ---------
      Total assets .................................................................................           426,457

Liabilities
Payables:
   Investments purchased ................................................................   $     116
   Fund shares redeemed .................................................................         175
   Accrued fees to affiliates ...........................................................         436
Unrealized depreciation on forward foreign currency exchange contracts ..................         472
Payable upon return of securities loaned, at market .....................................      29,332
                                                                                            ---------

      Total liabilities ............................................................................            30,531
                                                                                                             ---------

Net Assets .........................................................................................         $ 395,926
                                                                                                             =========

Net Assets Consist of:
Accumulated distributions in excess of net investment income .......................................         $     (65)
Accumulated net realized gain (loss) ...............................................................            (6,277)
Unrealized appreciation (depreciation) on:
   Investments .....................................................................................            36,367
   Futures contracts ...............................................................................              (774)
   Equity swaps ....................................................................................               136
   Foreign currency-related transactions ...........................................................              (505)
Shares of beneficial interest ......................................................................                35
Additional paid-in capital .........................................................................           367,009
                                                                                                             ---------

Net Assets .........................................................................................         $ 395,926
                                                                                                             =========

Net Asset Value, offering and redemption price per share:
   ($395,926,475 divided by 34,819,927 shares of $.001 par value
      shares of beneficial interest outstanding) ...................................................         $   11.37
                                                                                                             =========

  See accompanying notes which are an integral part of the financial statements.


                                                               Annual Report  19

SSgA
Emerging Markets Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Dividends (net of foreign taxes withheld of $737) ...............................................         $   7,832
   Interest ........................................................................................               226
                                                                                                             ---------

      Total investment income ......................................................................             8,058

Expenses
   Advisory fees ........................................................................   $   2,821
   Administrative fees ..................................................................         270
   Custodian fees .......................................................................       1,293
   Distribution fees ....................................................................         330
   Transfer agent fees ..................................................................          82
   Professional fees ....................................................................          33
   Registration fees ....................................................................          47
   Shareholder servicing fees ...........................................................         267
   Trustees' fees .......................................................................          12
   Miscellaneous ........................................................................          18
                                                                                            ---------

   Expenses before reductions ...........................................................       5,173
   Expense reductions ...................................................................        (471)
                                                                                            ---------

      Expenses, net ................................................................................             4,702
                                                                                                             ---------

Net investment income ..............................................................................             3,356
                                                                                                             ---------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments ..........................................................................      21,207
   Futures contracts ....................................................................         187
   Equity swaps .........................................................................        (100)
   Foreign currency-related transactions ................................................      (1,736)          19,558
                                                                                            ---------
Net change in unrealized appreciation (depreciation) on:
   Investments ..........................................................................      17,703
   Futures contracts ....................................................................      (1,038)
   Equity swaps .........................................................................        (235)
   Foreign currency-related transactions ................................................        (384)          16,046
                                                                                            ---------        ---------

Net realized and unrealized gain (loss) ............................................................            35,604
                                                                                                             ---------

Net increase (decrease) in net assets from operations ..............................................         $  38,960
                                                                                                             =========

See accompanying notes which are an integral part of the financial statements.


20 Annual Report

SSgA
Emerging Markets Fund

Statement of Changes in Net Assets
Amounts in thousands                        For the Fiscal Year Ended August 31,

                                                                                                 2000         1999
                                                                                              ---------    ---------
Increase (Decrease) in Net Assets

Operations
   Net investment income ..................................................................   $   3,356    $   4,830
   Net realized gain (loss) ...............................................................      19,558       (8,139)
   Net change in unrealized appreciation (depreciation) ...................................      16,046      135,065
                                                                                              ---------    ---------

      Net increase (decrease) in net assets from operations ...............................      38,960      131,756
                                                                                              ---------    ---------

Distributions
   From net investment income .............................................................      (7,555)      (8,219)
                                                                                              ---------    ---------

Share Transactions
   Net increase (decrease) in net assets from share transactions ..........................      28,866        5,748
                                                                                              ---------    ---------

Total net increase (decrease) in net assets ...............................................      60,271      129,285

Net Assets
   Beginning of period ....................................................................     335,655      206,370
                                                                                              ---------    ---------
   End of period (including accumulated distributions in excess of net investment income
       of $65 and undistributed net investment income of $5,540, respectively) ............   $ 395,926    $ 335,655
                                                                                              =========    =========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 21

SSgA
Emerging Markets Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       Fiscal Years Ended August 31,
                                                  -----------------------------------------------------------------------
                                                      2000           1999           1998           1997           1996
                                                  -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Period ..........   $     10.47    $      6.52    $     12.33    $     10.87    $     10.30
                                                  -----------    -----------    -----------    -----------    -----------

Income From Operations
   Net investment income (a) ..................           .09            .15            .18            .12            .11
   Net realized and unrealized gain (loss) ....          1.04           4.07          (5.58)          1.51            .68
                                                  -----------    -----------    -----------    -----------    -----------

      Total income from operations ............          1.13           4.22          (5.40)          1.63            .79
                                                  -----------    -----------    -----------    -----------    -----------

Distributions
   From net investment income .................          (.23)          (.27)          (.15)          (.11)          (.12)
   From net realized gain .....................            --             --           (.26)          (.06)          (.10)
                                                  -----------    -----------    -----------    -----------    -----------

      Total distributions .....................          (.23)          (.27)          (.41)          (.17)          (.22)
                                                  -----------    -----------    -----------    -----------    -----------

Net Asset Value, End of Period ................   $     11.37    $     10.47    $      6.52    $     12.33    $     10.87
                                                  ===========    ===========    ===========    ===========    ===========

Total Return (%) ..............................         11.05          66.41         (45.36)         15.12           7.83

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) ...       395,926        335,655        206,370        252,708        120,216

   Ratios to average net assets (%):
      Operating expenses, net (b) .............          1.25           1.25           1.25           1.25           1.28
      Operating expenses, gross (b) ...........          1.38           1.34           1.38           1.51           1.67
      Net investment income ...................           .89           1.78           1.85           1.07           1.10

   Portfolio turnover rate (%) ................         55.62          39.64          38.94          15.00           4.36

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   See Note 4 for current period amounts.


22 Annual Report

SSgA
Emerging Markets Fund
                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Emerging Markets Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2000, the Fund had net tax basis capital loss carryover of $5,809,147 which may be applied against any realized net taxable gains in each year or until its expiration date of August 31, 2007.


                                                                Annual Report 23

SSgA
Emerging Markets Fund
                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                                 Net
                                                             Unrealized
         Federal Tax      Unrealized       Unrealized       Appreciation
            Cost         Appreciation    (Depreciation)    (Depreciation)
        ------------     ------------    --------------    --------------
        $347,971,837      $68,599,492     $(34,158,838)      $34,440,654

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in swaps, futures, forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Foreign currency translations: The books and records of the Fund are maintained in US dollars. Foreign currency amounts and transactions of the Fund are translated into US dollars on the following basis:

      (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

      (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

      Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at fiscal year-end, resulting from changes in the exchange rates.

      It is not practical to isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal


24 Annual Report

SSgA
Emerging Markets Fund
                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

      Derivatives: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

      The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

      Foreign currency exchange contracts: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the Fund may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open forward contracts at August 31, 2000 are presented in the accompanying Statement of Net Assets.

      Futures: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

      Equity swaps: The Fund has entered into several equity swap agreements in order to efficiently participate in certain foreign markets. Pursuant to these agreements, the Fund pays the swap counterparties based on the notional amount and an agreed upon rate (eg. the 12-month USD LIBOR BBA rate). During the terms of the agreements, changes in the underlying values of the swaps are recorded as unrealized gain (loss) and are based on changes in the value of the underlying index. The underlying index is valued at the published daily closing price. Accrued interest expense to be paid to the swap counterparties or accrued interest income to be paid to the Fund, at the agreed upon dates, are recognized as unrealized gain
      (loss). Amounts paid to the swap counterparties representing capital depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap


                                                                Annual Report 25

SSgA
Emerging Markets Fund
                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      counterparties; however, the Fund does not anticipate non-performance by the counterparties. The Fund has segregated certain short-term investments (identified in the accompanying Statement of Net Assets) as collateral for the notional amount under the equity swap agreements.

      Investment in emerging markets: Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $214,330,146 and $194,037,045, respectively.

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2000, the value of outstanding securities on loan and the value of collateral amounted to $27,856,411 and $29,332,424, respectively. Included in interest income is securities lending income of $151,367 for the year ended August 31, 2000.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. The Adviser has voluntarily agreed to


26 Annual Report

SSgA
Emerging Markets Fund
                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      reimburse the Fund for all expenses in excess of 1.25% of its average daily net assets on an annual basis. The total amount of the reimbursement for the year ended August 31, 2000 was $460,085. As of August 31, 2000, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $10,704 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, it is based on the following percentages of the average daily net assets of all International funds; $0 up to and including $500 million - .07%, over $500 million up to and including $1 billion - .06%, over $1 billion up to and including $1.5 billion - .04%, over $1.5 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all International portfolios: $0 up to $1 billion - .07%; over $1 billion - .05%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the


                                                                Annual Report 27

SSgA
Emerging Markets Fund
                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Fund pays .025%, .175%, .175%, .175% and .175%, to the Adviser, SSBSI,
      RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $93,363, $3,478, $32,873, $484 and $5,911 by the Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

                 Advisory fees                                $208,849
                 Administration fees                            21,375
                 Custodian fees                                 99,001
                 Distribution fees                               9,082
                 Shareholder servicing fees                     80,233
                 Transfer agent fees                            14,887
                 Trustees' fees                                  2,148
                                                              --------
                                                              $435,575
                                                              ========

      Beneficial Interest: As of August 31, 2000, one shareholder was a record owner of approximately 31% of the total outstanding shares of the Fund.


28 Annual Report

SSgA
Emerging Markets Fund
                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

5.    Fund Share Transactions (amounts in thousands)

                                                                 Fiscal Years Ended August 31,
                                                         -------------------------------------------
                                                                  2000                  1999
                                                         --------------------    -------------------
                                                          Shares      Dollars     Shares      Dollars
                                                         -------     --------    -------     --------
      Proceeds from shares sold ......................    40,913    $ 479,583     25,947    $ 225,323
      Proceeds from reinvestment of distributions ....       642        6,594        993        7,446
      Payments for shares redeemed ...................   (38,779)    (457,311)   (26,560)    (227,021)
                                                         -------    ---------    -------    ---------
      Total net increase (decrease) ..................     2,776    $  28,866        380    $   5,748
                                                         =======    =========    =======    =========

6.    Interfund Lending Program

      The Fund and all the other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Miscellaneous Expenses on the Statement of Operations include $3,024 of interest expense paid under the interfund lending program.


                                                                Annual Report 29

SSgA
Emerging Markets Fund
                                                                 Tax Information

                                                     August 31, 2000 (Unaudited)

      The Fund paid foreign taxes of $737,001 and recognized $7,396,017 of foreign source income during the taxable year ended August 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.0212 per share of foreign taxes paid and $.2124 of gross income earned from foreign sources in the taxable year ended August 31, 2000.

      Please consult a tax advisor for questions about federal or state income tax laws.


30 Annual Report

SSgA Emerging Markets Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


                                                                Annual Report 31

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                           Tuckerman Active REIT Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                           Tuckerman Active REIT Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page

Chairman's Letter.........................................................     4

Portfolio Management Discussion and Analysis..............................     6

Report of Independent Accountants.........................................     8

Financial Statements......................................................     9

Financial Highlights......................................................    13

Notes to Financial Statements.............................................    14

Fund Management and Service Providers.....................................    19

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Tuckerman Active REIT Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Tuckerman Active REIT Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the `Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Tuckerman Active REIT Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer


                                     [PHOTO]

                               Timothy B. Harbert
                     President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Arthur J. Hurley, CFA, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Tuckerman Active REIT Fund since May 2000. He also acts as the Senior Equity Analyst for the Tuckerman Group. Mr. Hurley joined State Street in 1995. He also is in charge of the creation and modification of model REIT portfolios. Prior to his current responsibilities, he was an Equity Analyst, specializing in Real Estate Investment Trusts for the Tuckerman Group. Before joining the Tuckerman Group, Mr. Hurley worked for SSgA's Active Fixed Income Group where he managed portfolios, traded fixed income instruments, and conducted credit analyses. He holds a BA in Finance from the University of Massachusetts/Dartmouth. There are two other portfolio managers working with Mr. Hurley.


                                                                 Annual Report 5

SSgA Tuckerman Active REIT Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

Invests in: Real Estate Investment Trust (REIT) securities, primarily from those securities in the Wilshire REIT Index and across different types and regions based on the fundamental research of the Advisor

Strategy: The Fund seeks to meet its objective primarily through the active selection of REIT securities across different types and regions. The selection of investments will be made based on the fundamental research that the Manager conducts through its strategy and research analyst team.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates      Tuckerman Active REIT Fund    Wilshire REIT Index **   S&P(R)REIT Index ***
Inception*             $10,000                   $10,000                $10,000
  1998                  $8,201                    $8,357                 $8,228
  1999                  $8,700                    $8,831                 $8,447
  2000                 $10,571                   $10,208                 $9,422

================================================================================

Performance Review

For the fiscal year ended August 31, 2000, the SSgA Tuckerman Active REIT Fund had a total return of 21.51%, outperforming the Wilshire REIT Index return of 15.63% by 5.88%. The Fund's performance is net of operating expenses, whereas the Index results do not include expenses of any kind.

Market and Portfolio Highlights

While the technical dynamics in the market did not favor REITs in late 1999, the fundamentals of the real estate market remained strong, and sentiment finally changed for REITs in the spring of 2000. The REIT rally of the first half of 2000 began in March, and coincided almost perfectly with the peak of the NASDAQ market. Investors suddenly became much less attracted to the "new economy" stocks with very little near term positive cash flows, and turned to investments with stable cash flows and high current returns. REITs with attractive valuations, a dividend yield of approximately 9.00% during this time and stable cash flows attracted investors to the sector.

--------------------------------------------------------------------------------
SSgA Tuckerman Active REIT Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                $     12,151        21.51%
Inception             $     10,571         2.41%+

--------------------------------------------------------------------------------
Wilshire REIT Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                $     11,563        15.63%
Inception             $     10,208         0.88%+

--------------------------------------------------------------------------------
Standard & Poor's(R) REIT Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                $     11,158        11.58%
Inception             $      9,422        (2.52)%+

See related Notes on following page.


6 Annual Report

SSgA Tuckerman Active REIT Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

While REIT share prices suffered over the last two years, the fundamentals of the real estate market continued to be strong. The real estate market remains in a state of equilibrium, with the recent supply of space in balance with the near term demand. With limited new supply, and continued strength in the US economy, vacancy rates are at or near all time lows in most property types. This has allowed real estate owners to raise rents to very attractive rates, and as a result, many REITs exceeded expectations in the second quarter of 2000.

The Manager continues to find attractive valuations in the REIT group. A year ago, REITs were trading at discounts of 15-20% of their liquidation values. As of August 31, 2000, however, the Manager estimates the REIT group is trading at a discount to liquidation value of approximately 5-8%.

In August 2000, the Fund moved from an overweighting to an underweighting in the hotel sector versus the benchmark. Prior to August 2000, this segment was significantly undervalued when compared to other property types, considering the strong economic environment they were operating under. As the hotel REITs reported financial results well ahead of expectations in both the first and second quarters of 2000, their share prices began to better reflect the positive fundamentals of the underlying business. As of August 31, 2000, hotel REITs are up 32.71%, well ahead of the Wilshire REIT Index. Due to the strong price move, and what the Manager believes to be less favorable fundamentals looking forward, the Manager has decided to capitalize on profits in this property type and reduce the weighting in the portfolio. At August 31, 2000, the Fund held a 5.2% weighting in hotels versus the benchmark weighting of 6.2%.

The Fund maintained its overweight position in the office segment throughout the fiscal year, which helped the benchmark-relative performance for the period. At August 31, 2000, the Fund held 32.2% in office REITs versus the benchmark weight of 26.0%. The Manager continues to favor office companies focused in the downtown markets where supply of space is inherently constrained. These companies have been able to raise rents to attractive rates, and generate internal growth well in excess of their peers. The Fund also benefited significantly from its overweight to the Apartment sector. As of August 31, 2000, the Fund held 28.2% in the apartment property type versus the Wilshire REIT Index weight of 24.2%. The Apartment sector has benefited from the limited supply of available multi-family units, and the continued demand from strong job growth in the US. Similar to the Office sector, the Manager also focuses on apartment REITs operating in inherently supply-constrained areas located in the Northeast and West Coast. Because the development process in the Southeast and the Southwest are much slower and more difficult than in any other region in the US, these regions continue to be underweighted to the Index.

---------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)       August 31, 2000
---------------------------------------------------------

Equity Office Properties Trust                  10.6%
Equity Residential Properties Trust              9.6
Apartment Investment & Management Co.
   Class A                                       6.8
Duke Weeks Realty Corp.                          6.7
Avalonbay Communities, Inc.                      6.5
Simon Property Group, Inc.                       5.5
Spieker Properties, Inc.                         5.3
MeriStar Hospitality Corp.                       5.2
Alexandria Real Estate Equities, Inc.            4.9
Chelsea GCA Realty, Inc.                         4.6
---------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on May 1, 1998. Index comparison also began May 1, 1998.

** The Wilshire REIT Index is a market capitalization-weighted index comprised of publicly traded Real Estate Investment Trusts (REITs). No special purpose or healthcare REITs are included. The index is rebalanced monthly and reconstituted quarterly.

*** The Standard & Poor's(R) REIT Composite Index is capitalization-weighted index of 100 stocks designed to measure the performance of Real Estate Investment Trusts, commonly know as REITs. The Index was developed with a base value of 100 as of December 31, 1996.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Tuckerman Active REIT Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the two fiscal years in the period then ended and for the period May 1, 1998 (commencement of operations) to August 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Tuckerman Active REIT Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                                          Market
                                                          Number           Value
                                                            of             (000)
                                                          Shares             $
                                                          ------          ------
Common Stocks (a) - 98.3%
Apartment - 28.1%
Apartment Investment & Management
   Co. Class A                                            66,500           2,984
Archstone Communities Trust                               39,800             980
Avalonbay Communities, Inc.                               63,700           2,847
Equity Residential Properties
   Trust                                                  87,500           4,200
Essex Property Trust, Inc.                                26,200           1,289
                                                                         -------
                                                                          12,300
                                                                         -------

Hotels/Leisure - 1.3%
LaSalle Hotel Properties                                  39,800             572
                                                                         -------

Leasing - 6.9%
Captec Net Lease Realty, Inc.                             75,000             769
MeriStar Hospitality Corp.                               101,900           2,254
                                                                         -------
                                                                           3,023
                                                                         -------

Office/Industrial - 44.2%
Alexandria Real Estate Equities,
   Inc.                                                   60,900           2,132
Boston Properties, Inc.                                   29,000           1,173
Brandywine Realty Trust                                   70,000           1,435
CenterPoint Properties Corp.                              31,000           1,358
Duke-Weeks Realty Corp.                                  122,498           2,910
Equity Office Properties Trust                           160,500           4,634
Prentiss Properties Trust                                 18,800             457
ProLogis Trust                                            43,900           1,004
SL Green Realty Corp.                                     71,200           1,909
Spieker Properties, Inc.                                  42,600           2,327
                                                                         -------
                                                                          19,339
                                                                         -------

Outlet Centers - 4.6%
Chelsea GCA Realty, Inc.                                  59,600           2,000
                                                                         -------

Regional Malls - 8.8%
CBL & Associates Properties, Inc.                         58,900           1,406
Simon Property Group, Inc.                               105,700           2,411
                                                                         -------
                                                                           3,817
                                                                         -------

Shopping Center - 4.4%
Equity One, Inc.                                          21,600             219
Kimco Realty Corp.                                        42,200           1,714
                                                                         -------
                                                                           1,933
                                                                         -------

Total Common Stocks
(cost $36,972)                                                            42,984
                                                                         -------

                                                       Principal
                                                         Amount
                                                         (000)
                                                           $
                                                       ---------
Short-Term Investments - 1.5%
AIM Short Term Investment Prime
   Portfolio Class A (b)                                     632             632
Federated Investors Prime Cash
   Obligations Fund (b)                                       26              26
                                                                         -------

Total Short-Term Investments
(cost $658)                                                                  658
                                                                         -------

Total Investments - 99.8%
(identified cost $37,630)                                                 43,642

Other Assets and Liabilities,
Net - 0.2%                                                                   106
                                                                         -------

Net Assets - 100.0%                                                       43,748
                                                                         =======

(a)  All common stocks held are Real Estate Investment Trusts (REITs).
(b)  At amortized cost, which approximates market.

  See accompanying notes which are an integral part of the financial statements.


                                                                 Annual Report 9

SSgA
Tuckerman Active REIT Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at market (identified cost $37,630) ............................................   $ 43,642
Receivables:
   Dividends ...............................................................................          4
   Investments sold ........................................................................         17
   Fund shares sold ........................................................................        188
Prepaid expenses ...........................................................................          4
Short-term investments held as collateral for securities loaned, at market .................      2,801
                                                                                               --------

      Total assets .........................................................................     46,656

Liabilities
Payables:
   Fund shares redeemed .........................................................   $     62
   Accrued fees to affiliates ...................................................         35
   Other accrued expenses .......................................................         10
Payable upon return of securities loaned, at market .............................      2,801
                                                                                    --------

      Total liabilities ....................................................................      2,908
                                                                                               --------

Net Assets .................................................................................   $ 43,748
                                                                                               ========

Net Assets Consist of:
Undistributed net investment income ........................................................   $    153
Accumulated net realized gain (loss) .......................................................     (4,330)
Unrealized appreciation (depreciation) on investments ......................................      6,012
Shares of beneficial interest ..............................................................          5
Additional paid-in capital .................................................................     41,908
                                                                                               --------

Net Assets .................................................................................   $ 43,748
                                                                                               ========

Net Asset Value, offering and redemption price per share:
   ($43,747,616 divided by 4,779,470 shares of $.001 par value
      shares of beneficial interest outstanding) ...........................................   $   9.15
                                                                                               ========

See accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
Tuckerman Active REIT Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Dividends ........................................................................   $ 2,728
   Interest .........................................................................        10
                                                                                        -------

      Total investment income .......................................................     2,738

Expenses
   Advisory fees ..........................................................   $   237
   Administrative fees ....................................................        23
   Custodian fees .........................................................        18
   Distribution fees ......................................................        19
   Transfer agent fees ....................................................        28
   Professional fees ......................................................        15
   Registration fees ......................................................        30
   Shareholder servicing fees .............................................        11
   Trustees' fees .........................................................         5
   Miscellaneous ..........................................................         5
                                                                              -------

   Expenses before reductions .............................................       391
   Expense reductions .....................................................       (26)
                                                                              -------

      Expenses, net .................................................................       365
                                                                                        -------

Net investment income ...............................................................     2,373
                                                                                        -------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments .............................................    (2,540)
Net change in unrealized appreciation (depreciation) on investments .................     6,565
                                                                                        -------

Net realized and unrealized gain (loss) .............................................     4,025
                                                                                        -------

Net increase (decrease) in net assets from operations ...............................   $ 6,398
                                                                                        =======

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
Tuckerman Active REIT Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                             2000        1999
                                                                           --------    --------
Increase (Decrease) in Net Assets

Operations
   Net investment income ...............................................   $  2,373    $  2,248
   Net realized gain (loss) ............................................     (2,540)     (3,566)
   Net change in unrealized appreciation (depreciation) ................      6,565       3,593
                                                                           --------    --------

      Net increase (decrease) in net assets from operations ............      6,398       2,275
                                                                           --------    --------

Distributions
   From net investment income ..........................................     (2,369)     (2,374)
                                                                           --------    --------

Share Transactions
   Net increase (decrease) in net assets from share transactions .......     (5,809)     27,169
                                                                           --------    --------

Total net increase (decrease) in net assets ............................     (1,780)     27,070

Net Assets
   Beginning of period .................................................     45,528      18,458
                                                                           --------    --------
   End of period (including undistributed net investment income of
      $153 and $149, respectively) .....................................   $ 43,748    $ 45,528
                                                                           ========    ========

See accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Tuckerman Active REIT Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                  Fiscal Years Ended August 31,
                                                  -----------------------------
                                                   2000       1999       1998*
                                                  -------    -------    -------
Net Asset Value, Beginning of Period ..........   $  8.08    $  8.17    $ 10.00
                                                  -------    -------    -------

Income From Operations
   Net investment income (a) ..................       .52        .50        .15
   Net realized and unrealized gain (loss) ....      1.10       (.01)     (1.94)
                                                  -------    -------    -------

      Total income from operations ............      1.62        .49      (1.79)
                                                  -------    -------    -------

Distributions
   From net investment income .................      (.55)      (.58)      (.04)
                                                  -------    -------    -------

Net Asset Value, End of Period ................   $  9.15    $  8.08    $  8.17
                                                  =======    =======    =======

Total Return (%)(b) ...........................     21.51       6.09     (17.99)

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) ...    43,748     45,528     18,458

   Ratios to average net assets (%)(c):
      Operating expenses, net (d) .............      1.00       1.00       1.00
      Operating expenses, gross (d) ...........      1.07       1.09       1.38
      Net investment income ...................      6.51       6.25       5.21

   Portfolio turnover rate (%) ................    102.88      60.13      17.36

*     For the period May 1, 1998 (commencement of operations) to August 31,
      1998.
(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1998 are annualized.
(d)   See Note 4 for current period amounts.


                                                                Annual Report 13

SSgA
Tuckerman Active REIT Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Tuckerman Active REIT Fund (formerly SSgA Real Estate Equity
      Fund)(the "Fund"). The Investment Company is a registered and open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.


14 Annual Report

SSgA
Tuckerman Active REIT Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2000, the Fund had a net tax basis capital loss carryovers of $471,979 and $3,092,433, which may be applied against any realized net taxable gains in each succeeding year or until its expiration dates of August 31, 2007 and August 31, 2008, respectively, whichever occurs first.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                       Net Unrealized
      Federal Tax      Unrealized       Unrealized      Appreciation
          Cost        Appreciation    (Depreciation)   (Depreciation)
      -----------     ------------    --------------   --------------
      $38,396,202      $5,496,104       $(250,046)       $5,246,058

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid monthly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases and sales of investment securities, excluding short-term investments, aggregated to $36,750,299 and $43,058,786, respectively. A redemption in-kind of securities resulted in a realized gain of $1,828,694.

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.


                                                                Annual Report 15

SSgA
Tuckerman Active REIT Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2000, the value of outstanding securities on loan and the value of collateral amounted to $2,702,913 and $2,800,682, respectively. Included in interest income is securities lending income of $7,251 for the year ended August 31, 2000.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .65% of its average daily net assets. The Adviser voluntarily agreed to reimburse up to the full amount of its Advisory fee to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis. The total amount of reimbursement for the year ended August 31, 2000 was $25,828. As of August 31, 2000, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $555 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, it is based on the following percentages of the combined average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. The Administrator will charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.


16 Annual Report

SSgA
Tuckerman Active REIT Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may have entered into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175% to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year August 31, 2000, the Fund was charged shareholder servicing expenses of $9,111, $1,164 and $271 by the Adviser, SSBSI, and Commercial Banking, respectively. The Fund did not incur any expenses from RIS and Solutions during this year.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with SSBSI, an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $6,640 for the year ended August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.


                                                                Annual Report 17

SSgA
Tuckerman Active REIT Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

            Advisory fees                       $25,883
            Administration fees                   5,007
            Custodian fees                          399
            Distribution fees                       794
            Shareholder servicing fees            1,731
            Transfer agent fees                   1,360
            Trustees' fees                          227
                                                -------
                                                $35,401
                                                =======

      Beneficial Interest: As of August 31, 2000, two shareholders (one of which was also an affiliate of the Investment Company) were record owners of approximately 12% and 10%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                    Fiscal Years Ended August 31,
                                                             ------------------------------------------
                                                                   2000                    1999
                                                             ------------------      ------------------
                                                             Shares     Dollars      Shares     Dollars
                                                             ------    --------      ------    --------
      Proceeds from shares sold ........................      3,132    $ 26,729       3,647    $ 29,401
      Proceeds from reinvestment of distributions ......         74         595         139       1,135
      Payments for shares redeemed .....................     (4,062)    (33,133)       (411)     (3,367)
                                                             ------    --------      ------    --------
      Total net increase (decrease) ....................       (856)   $ (5,809)      3,375    $ 27,169
                                                             ======    ========      ======    ========

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

7.    Dividends

      On September 1, 2000, the Board of Trustees declared a dividend of $.0322 from net investment income, payable on September 8, 2000 to shareholders of record on September 5, 2000.


18 Annual Report

SSgA Tuckerman Active REIT Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


                                                                Annual Report 19

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                     International Growth Opportunities Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                     International Growth Opportunities Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page

Chairman's Letter.........................................................     4

Portfolio Management Discussion and Analysis..............................     6

Report of Independent Accountants.........................................     8

Financial Statements......................................................     9

Financial Highlights......................................................    16

Notes to Financial Statements.............................................    17

Tax Information...........................................................    23

Fund Management and Service Providers.....................................    24

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further details. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA International Growth Opportunities Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA International Growth Opportunities Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the `Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA International Growth Opportunities Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer


                                     [PHOTO]

                               Timothy B. Harbert
                     President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Ed Allinson, CFA, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA International Growth Opportunities Fund since December 1999. Prior to joining SSgA, he worked at Brown Brothers Harriman, New York, as Senior Portfolio Manager in the International Equities Group, managing pension, endowment, and mutual fund assets, including the highly successful 59 Wall Street Pacific Basin Fund. Before this, he worked at First Pacific Securities, Hong Kong, as Assistant Director in institutional Asian equity sales. Mr. Allinson has been in the investment field since 1985. He earned his BA at the University of Pennsylvania and holds an MBA in Finance from the Wharton School. There are three other portfolio managers working with Mr. Allinson.


                                                                 Annual Report 5

SSgA International Growth Opportunities Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Provide long-term capital growth by investing primarily in securities of foreign issuers.

Invests in: Primarily securities of foreign issuers included in the MSCI EAFE (Morgan Stanley Capital International Europe, Australia, Far East) Index.

Strategy: The Fund will attempt to meet its objective through the active selection of foreign equity securities based on the fundamental analysis of companies and investment themes. The investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook.

-------------------------------------------------------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Dates          International Growth Opportunities Fund          MSCI EAFE Index **            MSCI All Country World Ex-US ***
Inception*                    $10,000                                $10,000                             $10,000
  1998                         $8,420                           [NEED PLOT POINTS]                        $8,463
  1999                        $11,374                           [NEED PLOT POINTS]                       $11,054
  2000                        $14,651                                $12,292                             $12,386
==============================================================================================================================

Performance Review

For the fiscal year ended August 31, 2000, the Fund gained 28.82% versus the MSCI-EAFE return of 9.81%. International markets in general, and growth stocks in particular, performed well throughout much of this time. Despite a moderate correction in the international markets during the spring, many of the Fund's holdings had staged a modest recovery by August 1, 2000.

Market and Portfolio Highlights

The fiscal year started well in September 1999, with the Energy and Financial sectors rising strongly. Supported by a general market recovery, the Fund's Japanese holdings also reacted with performance results moving upward. Throughout the remainder of 1999 the Fund's benchmark-relative overweight positions in Technology and Communications issues propelled the Fund far ahead of its benchmark. Sony, Nokia, Ericsson and SAP, all

--------------------------------------------------------------------------------
SSgA International Growth Opportunities Fund
--------------------------------------------------------------------------------
   Period Ended            Growth of           Total
     08/31/00               $10,000            Return
-------------------      ------------         --------
1 Year                   $     12,882          28.82%
Inception                $     14,651          17.78%+

--------------------------------------------------------------------------------
MSCI EAFE Index
--------------------------------------------------------------------------------
   Period Ended            Growth of           Total
     08/31/00               $10,000            Return
-------------------      ------------         --------
1 Year                   $     10,981           9.81%
Inception                $     12,292           9.25%+

--------------------------------------------------------------------------------
MSCI All Country World Ex-US
--------------------------------------------------------------------------------
   Period Ended            Growth of           Total
     08/31/00               $10,000            Return
-------------------      ------------         --------
1 Year                   $     11,202          12.02%
Inception                $     12,386           9.61%+

See related Notes on following page.


6 Annual Report

SSgA International Growth Opportunities Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

held by the Fund, ended calendar year 1999 at or near their highs.

Partly as a reaction to the huge absolute returns chalked up over the previous four months, the Manager began 2000 by adopting a slightly more defensive position. Some of the Fund's winning growth stocks were liquidated, and those proceeds reassigned into the Health Care sector, specifically biotech companies such as Biovail of Canada. Retaining an overweighting in the financial services sector, the Manager shifted emphasis away from banks and towards more defensive insurance stocks, including Allianz and Munich Reinsurance. Similarly, the Fund invested in some domestic-oriented Japanese stocks such as Uni-Charm, a sanitary products company, rather than the export-driven companies the Fund previously favored. At the same time, the Fund added to holdings within the Consumer Cyclicals sector, including positions in Philips Electronics, Sony and Hutchison Whampoa. Finally, the Fund maintained an overweighting in energy stocks, and through April this paid off handsomely, especially with the European economies growing at a reasonable clip. Mergers and acquisitions activity continued apace in the Telecommunications industry, albeit not quite at the heady pace of 1999, fueling further rises in the sector.

The environment changed towards the end of March 2000, after a NASDAQ market correction in the wake of the Federal Reserve's decision to tighten monetary policy. Amid renewed fears of inflation within the US, international markets followed suit. The three months ending June 30, 2000 witnessed a wave of unrelieved selling among growth stocks, notably among Technology and Communications issues. This sell off was due to both the markets' reaction to Fed policy, as well as the high valuation levels previously reached. Compounding anxieties, energy prices began to accelerate sharply at the same time. As a result, the Fund lost 9.49% for the quarter ended June 30, 2000. Throughout this time, the Fund maintained its positions based on the view that the market was overreacting on seasonally thin volume. The last two months of the fiscal year saw some buying in these extremely depressed sectors, enabling the Fund to post a loss of 1.75% and a gain of 2.20% for July and August respectively.

-------------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)           August 31, 2000
-------------------------------------------------------------

Vodafone Airtouch PLC                               3.4%
Takeda Chemical Industries                          2.9
Alcatel Alsthom Compagnie Generale
   d'Electricite - ADR                              2.9
Uni-Charm Corp.                                     2.5
Elan Corp. PLC - ADR                                2.3
HSBC Holdings PLC                                   2.3
Cap Gemini Sogeti                                   2.3
Telefonaktiebolaget LM Ericsson
   Class B - ADR                                    2.2
Cable & Wireless PLC                                2.1
Telefonaktiebolaget LM Ericsson AB                  2.1
-------------------------------------------------------------

                             ----------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on May 1, 1998. Index comparisons also began May 1, 1998.

** The Morgan Stanley Capital International Europe, Australia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of over 1,100 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

*** The Morgan Stanley Capital International All Country World Ex-US Index is a market capitalization-weighted index that tracks the daily price and total return performance of international common or ordinary shares in developed markets worldwide. The Index, which aims to capture 60% of the total market capitalization at both the participating country and industry level, includes securities domiciled in 22 development countries in Asia/Pacific, Europe and North America.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA International Growth Opportunities Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the two fiscal years in the period then ended and for the period May 1, 1998 (commencement of operations) to August 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000

                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
International Growth Opportunities Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                                        Market
                                                        Number           Value
                                                          of             (000)
                                                        Shares             $
                                                      ---------         -------
Common Stocks - 95.2%
Canada - 2.2%
Alberta Energy Co., Ltd.                                34,400            1,267
Biovail Corp. (a)                                       27,800            1,781
                                                                       --------
                                                                          3,048
                                                                       --------

Denmark - 1.2%
Tele Danmark A/S                                        11,900              716
Tele Danmark A/S - ADR                                  29,720              882
                                                                       --------
                                                                          1,598
                                                                       --------

Finland - 2.6%
Nokia Oyj                                               39,900            1,749
Nokia Corp. - ADR                                       39,840            1,790
                                                                       --------
                                                                          3,539
                                                                       --------

France - 11.9%
Alcatel Alsthom Compagnie Generale
   d'Electricite - ADR                                  48,450            4,016
AXA - ADR                                               22,740            1,599
AXA                                                     12,400            1,765
Banque Nationale Paris                                  29,300            2,692
Cap Gemini Sogeti                                       15,000            3,129
Sanofi-Synthelabo SA                                    39,000            1,901
Total Fina SA Class B                                    4,100              608
Total Fina SA - ADR                                      8,850              659
                                                                       --------
                                                                         16,369
                                                                       --------

Germany - 6.0%
Allianz AG                                               7,230            2,436
Bayer AG                                                16,600              700
Bayer AG - ADR                                          22,180              938
DaimlerChrysler AG                                      25,000            1,291
Muenchener Rueckversicherungs-
   Gesellschaft AG                                       5,450            1,494
SAP AG - ADR                                            22,740            1,461
                                                                       --------
                                                                          8,320
                                                                       --------

Hong Kong - 2.1%
Hutchison Whampoa, Ltd.                                201,900            2,848
                                                                       --------

Ireland - 1.1%
Jefferson Smurfit Group PLC                            773,400            1,526
                                                                       --------

Japan - 23.3%
Bank of Tokyo - Mitsubishi, Ltd.                       129,000            1,580
Bank of Tokyo -
   Mitsubishi, Ltd. - ADR                               87,940            1,077
Canon, Inc.                                             38,000            1,700
Canon, Inc. - ADR                                       38,980            1,759
Fuji Bank, Ltd.                                         94,000              715
Honda Motor Co., Ltd.                                   37,000            1,353
Honda Motor Co., Ltd. - ADR                             10,640              771
Internet Initiative
   Japan, Inc. - ADR (a)                                11,900              427
Matsushita Electric Industrial
   Co., Ltd.                                           102,000            2,793
Nikko Securities Co., Ltd.                             236,000            2,277
Nomura Securities Co., Ltd.                             97,000            2,269
NTT Data Corp.                                              99            1,095
NTT Mobile Communication
   Network, Inc.                                            75            1,983
Sony Corp.                                              22,600            2,522
Sony Corp. - ADR                                        19,220            2,196
Takeda Chemical Industries                              68,100            4,029
Uni-Charm Corp.                                         68,000            3,539
                                                                       --------
                                                                         32,085
                                                                       --------

Netherlands - 10.4%
ING Groep                                               40,000            2,677
Koninklijke (Royal) Philips
   Electronics (a)                                      24,840            1,208
Koninklijke (Royal) Philips
   Electronics ADR (a)                                  37,147            1,832
Koninklijke Ahold                                       46,559            1,315
Koninklijke KPN (a)                                     74,818            1,993
Royal Dutch Petroleum Co.                               20,600            1,253
Royal Dutch Petroleum Co. - ADR                         18,010            1,102


                                                                 Annual Report 9

SSgA
International Growth Opportunities Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                        Market
                                                        Number           Value
                                                          of             (000)
                                                        Shares             $
                                                      ---------         -------
United Pan-Europe
   Communications (a)                                   77,300            1,888
United Pan-Europe
   Communications - ADR (a)                             45,300            1,088
                                                                       --------
                                                                         14,356
                                                                       --------

Spain - 4.5%
Banco Santander Central Hispano SA                     191,800            2,060
Endesa SA                                               33,700              657
Endesa SA - ADR                                         29,450              578
Telefonica de Espana SA - ADR (a)                       24,767            1,419
Telefonica SA (a)                                       55,000            1,055
Terra Networks SA (a)                                    9,295              437
Terra Networks SA Rights (a)                             9,295                1
                                                                       --------
                                                                          6,207
                                                                       --------

Sweden - 4.4%
Tele1 Europe Holding AB - ADR (a)                       14,235              173
Telefonaktiebolaget LM
   Ericsson AB (a)                                     142,800            2,882
Telefonaktiebolaget LM
   Ericsson Class B - ADR                              147,280            3,019
                                                                       --------
                                                                          6,074
                                                                       --------

Switzerland - 1.1%
Zurich Allied AG                                         3,000            1,545
                                                                       --------

United Kingdom - 22.6%
AstraZeneca Group PLC - ADR                             15,170              691
Barclays PLC                                            80,100            1,999
Barclays PLC - ADR                                       7,090              730
BP Amoco PLC                                           229,600            2,101
BP Amoco PLC - ADR                                      12,694              701
British Telecom PLC                                    137,300            1,743
British Telecom PLC - ADR                                3,850              492
Cable & Wireless PLC                                   158,800            2,933
Cable & Wireless PLC - ADR                               5,400              298
Diageo PLC                                             242,200            2,067
Diageo PLC - ADR                                        39,160            1,349
Elan Corp. PLC - ADR (a)                                55,420            3,232
HSBC Holdings PLC                                      219,584            3,158
Unilever PLC                                           250,600            1,569
Unilever PLC - ADR                                      34,163              871
Vodafone Group PLC                                   1,174,365            4,742
Vodafone Group PLC - ADR                                19,300              790
Zeneca Group PLC                                        34,900            1,590
                                                                       --------
                                                                         31,056
                                                                       --------

United States - 1.8%
Global TeleSystems Group, Inc. (a)                     132,200            1,140
Schlumberger, Ltd.                                      15,800            1,348
                                                                       --------
                                                                          2,488
                                                                       --------

Total Common Stocks
(cost $119,003)                                                         131,059
                                                                       --------

Preferred Stocks - 0.3%
Germany - 0.3%
SAP AG                                                   1,900              479
                                                                       --------

Total Preferred Stocks
(cost $417)                                                                 479
                                                                       --------


10 Annual Report

SSgA
International Growth Opportunities Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                       Principal        Market
                                                         Amount          Value
                                                         (000)           (000)
                                                           $               $
                                                       ---------        -------
Short-Term Investments - 5.3%
United States - 5.3%
AIM Short Term Investment Prime
   Portfolio (b)                                         4,707            4,707
Federated Investors Prime Cash
   Obligations Fund (b)                                  2,581            2,581
                                                                       --------

Total Short-Term Investments
(cost $7,288)                                                             7,288
                                                                       --------

Total Investments - 100.8%
(identified cost $126,708)                                              138,826

Other Assets and Liabilities,
Net - (0.8%)                                                             (1,187)

Net Assets - 100.0%                                                     137,639
                                                                       ========

(a)  Nonincome-producing security.
(b)  At amortized cost, which approximates market.

Abbreviations:
ADR - American Depositary Receipt

See the accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
International Growth Opportunities Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                        Market
                                                        % of             Value
Industrial Diversification                               Net             (000)
(Unaudited)                                            Assets              $
                                                      --------          -------

Basic Industries                                         2.3%             3,165
Capital Goods                                            5.1              7,055
Consumer Basics                                         17.4             23,933
Consumer Durables                                        7.9             10,926
Consumer Non-Durables                                    1.2              1,700
Consumer Services                                        2.3              3,129
Energy                                                   7.0              9,617
Finance                                                 21.8             30,074
General Business                                         0.9              1,181
Miscellaneous                                            2.1              2,849
Technology                                               8.4             11,558
Utilities                                               19.1             26,351
Short-Term Investments                                   5.3              7,288
                                                       -----            -------

Total Investments                                      100.8            138,826
Other Assets and Liabilities, Net                       (0.8)            (1,187)
                                                       -----            -------

Net Assets                                             100.0%           137,639
                                                       =====            =======

                                                                         Market
                                                        % of              Value
Geographic Diversification                               Net              (000)
(Unaudited)                                            Assets               $
                                                      --------           -------

Europe                                                  43.5%            60,013
Japan                                                   23.3             32,085
Other                                                    4.0              5,536
Pacific Basin                                            2.1              2,848
United Kingdom                                          22.6             31,056
Short-Term Investments                                   5.3              7,288
                                                       -----            -------

Total Investments                                      100.8            138,826
Other Assets and Liabilities, Net                       (0.8)            (1,187)
                                                       -----            -------

Net Assets                                             100.0%           137,639
                                                       =====            =======

See the accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
International Growth Opportunities Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at market (identified cost $126,708) ...........................................   $138,826
Foreign currency holdings (identified cost $103) ...........................................        101
Receivables:
   Dividends ...............................................................................        298
   Fund shares sold ........................................................................      1,455
Prepaid expenses ...........................................................................          3
Short-term investments held as collateral for securities loaned, at market .................     34,144
                                                                                               --------

      Total assets .........................................................................    174,827

Liabilities
Payables:
   Investments purchased ........................................................   $  2,158
   Fund shares redeemed .........................................................        739
   Accrued fees to affiliates ...................................................        117
   Other accrued expenses .......................................................         30
Payable upon return of securities loaned, at market .............................     34,144
                                                                                    --------

      Total liabilities ....................................................................     37,188
                                                                                               --------

Net Assets .................................................................................   $137,639
                                                                                               ========

Net Assets Consist of:
Undistributed net investment income ........................................................   $    608
Accumulated net realized gain (loss) .......................................................      6,858
Unrealized appreciation (depreciation) on investments ......................................     12,118
Shares of beneficial interest ..............................................................         10
Additional paid-in capital .................................................................    118,045
                                                                                               --------

Net Assets .................................................................................   $137,639
                                                                                               ========

Net Asset Value, offering and redemption price per share:
   ($137,638,831 divided by 9,576,677 shares of $.001 par value
      shares of beneficial interest outstanding) ...........................................   $  14.37
                                                                                               ========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
International Growth Opportunities Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Dividends (net of foreign taxes withheld of $168) ...............................    $  1,383
   Securities Lending Income .......................................................         110
                                                                                        --------

      Total investment income ......................................................       1,493

Expenses
   Advisory fees .......................................................    $    707
   Administrative fees .................................................          76
   Custodian fees ......................................................         131
   Distribution fees ...................................................          45
   Transfer agent fees .................................................          39
   Professional fees ...................................................          21
   Registration fees ...................................................          35
   Shareholder servicing fees ..........................................          31
   Trustees' fees ......................................................           7
   Miscellaneous .......................................................           6
                                                                            --------

   Expenses before reductions ..........................................       1,098
   Expense reductions ..................................................         (61)
                                                                            --------

      Expenses, net ................................................................       1,037
                                                                                        --------

Net investment income ..............................................................         456
                                                                                        --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments .........................................................       8,033
   Foreign currency-related transactions ...............................         218       8,251
                                                                            --------
Net change in unrealized appreciation (depreciation) on investments ................       6,686
                                                                                        --------

Net realized and unrealized gain (loss) ............................................      14,937
                                                                                        --------

Net increase (decrease) in net assets from operations ..............................    $ 15,393
                                                                                        ========

See accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
International Growth Opportunities Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                              2000         1999
                                                                           ---------    ---------
Increase (Decrease) in Net Assets

Operations
   Net investment income ...............................................   $     456    $     433
   Net realized gain (loss) ............................................       8,251         (650)
   Net change in unrealized appreciation (depreciation) ................       6,686       10,342
                                                                           ---------    ---------

      Net increase (decrease) in net assets from operations ............      15,393       10,125
                                                                           ---------    ---------

Distributions
   From net investment income ..........................................        (400)        (140)
   From net realized gain ..............................................        (529)
                                                                           ---------    ---------

      Net decrease in net assets from distributions ....................        (929)        (140)
                                                                           ---------    ---------

Share Transactions
   Net increase (decrease) in net assets from share transactions .......      69,759       20,465
                                                                           ---------    ---------

Total net increase (decrease) in net assets ............................      84,223       30,450

Net Assets
   Beginning of period .................................................      53,416       22,966
                                                                           ---------    ---------
   End of period (including undistributed net investment income of
      $608 and $334, respectively) .....................................   $ 137,639    $  53,416
                                                                           =========    =========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA
International Growth Opportunities Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                       Fiscal Years Ended August 31,
                                                     --------------------------------
                                                       2000        1999        1998*
                                                     --------    --------    --------
Net Asset Value, Beginning of Period .............   $  11.31    $   8.42    $  10.00
                                                     --------    --------    --------

Income From Operations
   Net investment income (a) .....................        .07         .11         .03
   Net realized and unrealized gain (loss) .......       3.17        2.83       (1.61)
                                                     --------    --------    --------

      Total income from operations ...............       3.24        2.94       (1.58)
                                                     --------    --------    --------

Distributions
   From net investment income ....................       (.08)       (.05)         --
   From net realized gain ........................       (.10)         --          --
                                                     --------    --------    --------

      Total distributions ........................       (.18)       (.05)         --
                                                     --------    --------    --------

Net Asset Value, End of Period ...................   $  14.37    $  11.31    $   8.42
                                                     ========    ========    ========

Total Return (%)(b) ..............................      28.82       35.08      (15.80)

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) ......    137,639      53,416      22,966

   Ratios to average net assets (%)(c):
      Operating expenses, net (d) ................       1.10        1.10        1.10
      Operating expenses, gross (d) ..............       1.16        1.30        1.66
      Net investment income ......................        .48        1.16        1.27

   Portfolio turnover rate (%)(c) ................      45.76       39.19       17.24

*     For the period May 1, 1998 (commencement of operations) to August 31,
      1998.
(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1998 are annualized.
(d)   See Note 4 for current period amounts.


16 Annual Report

SSgA
International Growth Opportunities Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the Investment Company) is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA International Growth Opportunities Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.


                                                                Annual Report 17

SSgA
International Growth Opportunities Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                        Net Unrealized
       Federal Tax      Unrealized       Unrealized      Appreciation
          Cost         Appreciation    (Depreciation)   (Depreciation)
      ------------     ------------    --------------   --------------
      $126,810,654     $20,077,223      $(8,061,396)     $12,015,827

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in foreign denominated investments, passive foreign investment companies, foreign currency contracts and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the individual Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Foreign currency translations: The books and records of the Fund are maintained in US dollars. Foreign currency amounts and transactions of the Fund are translated into US dollars on the following basis:

      (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

      (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

      Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at fiscal year-end, resulting from changes in the exchange rates.

      It is not practical to isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates, from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal


18 Annual Report

SSgA
International Growth Opportunities Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

      Derivatives: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

      The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

      Foreign currency exchange contracts: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions.

      Investment in international markets: Investing in international markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases and sales of investment securities, excluding short-term investments, aggregated to $105,149,976 and $41,154,383, respectively.

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the


                                                                Annual Report 19

SSgA
International Growth Opportunities Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2000, the value of outstanding securities on loan and the value of collateral amounted to $33,012,944 and $34,143,582, respectively. Securities lending income of $110,000 is included in the Statement of Operations for the year ended August 31, 2000.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. The Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of its average daily net assets on an annual basis. The total amount of the reimbursement for the year ended August 31, 2000 was $59,768. As of August 31, 2000, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fees payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $1,197 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, it is based on the following percentages of the average daily net assets of all international funds: $0 up to and including $500 million - .07%, over $500 million up to and including $1 billion - .06%, over $1 billion to and including $1.5 billion - .04%, over $1.5 billion - .03%. Effective May 1, 2000, the annual fee is based on the following


20 Annual Report

SSgA
International Growth Opportunities Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      percentages of the average daily net assets of all International portfolios: $0 up to $1 billion - .07%; over $1 billion - .05%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175%, to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $23,581, $1,218, $3,635, $28 and $2,348 by the Adviser, SSBSI, Commercial Banking, RIS and Solutions, respectively.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.


                                                                Annual Report 21

SSgA
International Growth Opportunities Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

            Advisory fees                       $ 83,255
            Administration fees                    9,442
            Custodian fees                        13,613
            Distribution fees                      4,260
            Shareholder servicing fees             2,683
            Transfer agent fees                    2,439
            Trustees' fees                         1,686
                                                --------
                                                $117,378
                                                ========

5.    Fund Share Transactions (amounts in thousands)

                                                                     Fiscal Years Ended August 31,
                                                              ---------------------------------------------
                                                                    2000                      1999
                                                              -------------------       -------------------
                                                              Shares     Dollars        Shares     Dollars
                                                              ------    ---------       ------    ---------
      Proceeds from shares sold ........................      10,511    $ 150,525        2,497    $  25,720
      Proceeds from reinvestment of distributions ......          30          397            5           43
      Payments for shares redeemed .....................      (5,689)     (81,163)        (504)      (5,298)
                                                              ------    ---------       ------    ---------
      Total net increase (decrease) ....................       4,852    $  69,759        1,998    $  20,465
                                                              ======    =========       ======    =========

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.


22 Annual Report

SSgA
International Growth Opportunities Fund

                                                                 Tax Information

                                                     August 31, 2000 (Unaudited)

      The Fund paid distributions of $529,854 from net long-term capital gains during its taxable year ended August 31, 2000.

      The Fund paid foreign taxes of $167,522 and recognized $725,611 of foreign source income during the taxable year ended August 31, 2000. Pursuant to
      Section 853 of the Internal Revenue Code, the Fund designates $.0175 per share of foreign taxes paid and $.0758 of gross income earned from foreign sources in the taxable year ended August 31, 2000.

      Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 23

SSgA International Growth Opportunities Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


24 Annual Report

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                              High Yield Bond Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                              High Yield Bond Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                              Page

Chairman's Letter.............................................   4

Portfolio Management Discussion and Analysis..................   6

Report of Independent Accountants.............................   8

Financial Statements..........................................   9

Financial Highlights..........................................  15

Notes to Financial Statements.................................  16

Fund Management and Service Providers.........................  21

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA High Yield Bond Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA High Yield Bond Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA High Yield Bond Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

                                     [PHOTO]

                               Timothy B. Harbert
                      President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Bruce Walbridge, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA High Yield Bond Fund since its inception in April 1998. He joined the firm in 1987. Before joining the Fixed Income Group in July 1993 as a credit analyst, Mr. Walbridge was an assistant portfolio manager in the International Equities Group. Prior to the launch of the SSgA High Yield Bond Fund, he managed several domestic bond portfolios. Utilizing his credit analysis background, Mr. Walbridge's focus over the last six years has been on corporate bond analysis and trading. There are three other portfolio managers working with Mr. Walbridge.


                                                                 Annual Report 5

SSgA High Yield Bond Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Maximize total return by investing primarily in non investment grade corporate bonds.

Invests in: Primarily domestic, non-investment grade corporate bonds.

Strategy: Fund managers make investment decisions that enables the Fund to seek excess returns over the Lehman Brothers High Yield Bond Index.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates      High Yield Bond Fund      Lehman Brothers High Yield Bond Index **
Inception*        $10,000                             $10,000
  1998             $9,941                              $9,569
  1999            $11,056                              $9,962
  2000            $11,904                             $10,074
================================================================================

Performance Review

For the fiscal year ended August 31, 2000, the SSgA High Yield Bond Fund posted a gain of 7.67% versus 1.13% for the Lehman Brothers High Yield Bond Index.

The Fund outperformed the benchmark during the first four months of the fiscal year due primarily to its underweighted position in lower quality and smaller size issues. Larger and higher quality issues outperformed due to the premium placed on liquidity. Uncertainty regarding the direction of interest rates, stock market volatility, rising default rates, and the limited flow of new money into the high yield market resulted in defensive posturing by portfolio managers as markets moved toward Y2K.

The Fund outperformed the benchmark during the remaining eight months primarily due to superior sector selection and

--------------------------------------------------------------------------------
SSgA High Yield Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                $     10,767        7.67%
Inception             $     11,904        7.75%+

--------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                $     10,113        1.13%
Inception             $     10,074        0.32%+

See related Notes on following page.


6 Annual Report

SSgA High Yield Bond Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

security selection. Careful sector selection was critical, and continued to be rewarded, due to wide sector return dispersions in a difficult market environment. Through May 2000 the capital markets were focused on the Federal Reserve's need to slow the economy in order to reduce inflation fears. In June 2000 the capital markets embraced the notion that the Fed was on hold, and the high yield market turned in three consecutive months of positive total return.

Market and Portfolio Highlights

The Fund's objective is to invest in companies that have strong management teams, assets that can be valued, and predictable capital requirements. The Fund's current sector allocations include an overweight in Energy, Technology and Telecommunications. The Fund has benchmark-relative neutral weight targets for Consumer Cyclicals, Media, and Utilities and an underweight target to Basic Industries, Capital Goods and Consumer Non-Cyclicals. The Fund's largest overweighting is in Telecommunications, where the Manager believes this position will continue to have a positive impact on performance on a long-term basis. Telecommunications is currently an attractive sector due to the growth in data traffic driven by the Internet, multimedia applications and the need for network capacity. The Fund will seek to underweight the lowest quality securities. The Fund's tremendous performance over the last year was also due in part to avoidance of any distressed securities within the lowest quality securities.

The Fund was managed consistently with its objective to maximize total return by investing in fixed income securities, including those represented in the Lehman Brothers High Yield Bond Index. At August 31, 2000 The Fund's duration was 4.16 versus 4.59 for the Index. The Fund seeks to track the duration of the Index with a minimal level of variance.

--------------------------------------------------------
Top Ten Issuers
(as a percent of Total Investments)      August 31, 2000
--------------------------------------------------------

Federal Home Loan Bank                       11.4%
NTL, Inc.                                     2.9
Calpine Corp.                                 2.9
Williams Communications Group, Inc.           2.8
Metromedia Fiber Network, Inc.                2.4
Ocean Energy, Inc.                            2.3
KPNQwest BV                                   2.2
Lear Corp.                                    2.1
R & B Falcon Corp.                            2.1
Fairchild Semiconductor Corp.                 2.0

--------------------------------------------------------

                              --------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The High Yield Bond Fund commenced operations on May 5, 1998. Index comparisons began May 1, 1998.

** The Lehman Brothers High Yield Bond Index includes all fixed income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100 million, and at least 1 year to maturity; PIKs and Eurodollars are excluded.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA High Yield Bond Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the two fiscal years in the period then ended and for the period May 5, 1998 (commencement of operations) to August 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000
                                          /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
High Yield Bond Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                          Principal      Market
                                                           Amount        Value
                                                            (000)        (000)
                                                              $            $
                                                          ---------    ---------
Long-Term Investments - 84.0%
Corporate Bonds and Notes - 72.9%
Acme Television Step Up Bond
   Series B
   Zero Coupon due 09/30/04 (a)                                 500          475
Adelphia Communications Corp.
   Series B
    7.750% due 01/15/09                                         500          423
Argosy Gaming Co.
    10.750% due 06/01/09                                        500          526
Alamosa PCS Holdings, Inc.
   Step Up Bond
   Zero Coupon due 02/15/10 (a)                               1,000          570
Calpine Corp.
    8.250% due 08/15/05                                         500          497
    8.625% due 08/15/10                                       1,000        1,019
Canandaigua Brands, Inc.
    8.500% due 03/01/09                                         500          480
Citadel Broadcasting Co.
    9.250% due 11/15/08                                       1,000          999
Coaxial Communications of Central Ohio, Inc.
    10.000% due 08/15/06                                        500          493
Concentra Operating Corp.
    13.000% due 08/15/09                                        500          448
Crown Castle International Corp.
   Step Up Bond
   Zero Coupon due 05/15/11 (a)                               1,000          650
CSC Holdings, Inc.
    9.250% due 11/01/05                                         600          606
Echostar DBS Corp.
    9.250% due 02/01/06                                         500          493
Exodus Communications, Inc.
    11.625% due 07/15/10                                        500          510
Fairchild Semiconductor Corp.
    10.375% due 10/01/07                                      1,000        1,023
Flowserve Corp.
    12.250% due 08/15/10                                        500          506
Focal Communications Corp.
    11.875% due 01/15/10                                        500          455
Globix Corp.
    12.500% due 02/01/10                                      1,000          750
Grey Wolf, Inc.
    8.875% due 07/01/07                                         825          804
Gulf Canada Resources, Ltd.
    9.625% due 07/01/05                                         500          513
Hayes Lemmerz International, Inc.
    9.125% due 07/15/07                                         350          320
HCA - The Healthcare Co.
    8.750% due 09/01/10                                         500          499
HMH Properties, Inc.
   Series A
    7.875% due 08/01/05                                       1,000          950
Huntsman ICI Chemicals
    10.125% due 07/01/09                                        500          509
Interface, Inc.
   Series B
    9.500% due 11/15/05                                         250          228
Intersil Corp.
    13.250% due 08/15/09                                        575          661
Iron Mountain, Inc.
    8.750% due 09/30/09                                         450          424
ITC Deltacom, Inc.
    9.750% due 11/15/08                                         500          410
K. Hovnanian Enterprises
    9.125% due 05/01/09                                         500          468
L-3 Communications Corp.
    8.500% due 05/15/08                                         525          478
Lear Corp.
    9.500% due 07/15/06                                         600          609
   Series B
    7.960% due 05/15/05                                         500          481
Level 3 Communications
   Step Up Bond
   Zero Coupon due 03/15/10 (a)                               1,500          851
Mandalay Resort Group
    9.500% due 08/01/08                                         250          256


                                                                 Annual Report 9

SSgA
High Yield Bond Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                          Principal      Market
                                                           Amount        Value
                                                            (000)        (000)
                                                              $            $
                                                          ---------    ---------
McLeodUSA, Inc.
    8.125% due 02/15/09                                         750          683
Metromedia Fiber Network, Inc.
    10.000% due 12/15/09                                      1,250        1,234
MGC Communications, Inc.
    13.000% due 04/01/10                                        500          420
MGM Grand, Inc.
    9.750% due 06/01/07                                         500          524
NEXTLINK Communications, Inc.
   Step Up Bond
   Zero Coupon due 06/01/09 (a)                               1,500          845
Nortek, Inc.
    9.875% due 03/01/04                                         500          483
NorthPoint Communications Group, Inc.
    12.875% due 02/15/10                                        500          486
NTL, Inc. Step Up Bond
   Series A
    12.750% due 04/15/05 (a)                                  1,500        1,530
Ocean Energy, Inc.
    8.625% due 08/01/05                                         700          686
   Series B
    8.375% due 07/01/08                                         500          499
Plains Resources, Inc.
   Series B
    10.250% due 03/15/06                                        830          840
R&B Falcon Corp.
    9.500% due 12/15/08                                       1,000        1,080
RCN Corp. Step Up Bond
   Zero Coupon due 10/15/07 (a)                                 750          446
Riverwood International Corp.
    10.625% due 08/01/07                                        750          743
Santa Fe Snyder Corp.
    8.050% due 06/15/04                                         500          493
Sinclair Broadcast Group, Inc.
    10.000% due 09/30/05                                      1,000          970
Spectrasite Holdings, Inc.
   Series B
    10.750% due 03/15/10                                        750          750
Station Casinos, Inc.
    8.875% due 12/01/08                                         500          473
    9.875% due 07/01/10                                         500          495
Team Health, Inc.
   Series B
    12.000% due 03/15/09                                        500          430
Telecorp PCS, Inc.
    10.625% due 07/15/10                                        250          259
Telecorp PCS, Inc. Step Up Bond
    11.625% due 04/15/09 (a)                                  1,000          695
Verio, Inc.
    10.625% due 11/15/09                                        500          588
Voicestream Wireless Corp.
   Step-Up Bond
    11.875% due 11/15/09 (a)                                  1,000          730
Williams Communications Group, Inc.
    10.875% due 10/01/09                                      1,000          964
    11.875% due 08/01/10                                        500          498
Willis Corroon Corp.
    9.000% due 02/01/09                                         500          454
Worldwide Fiber, Inc.
    12.000% due 08/01/09                                        500          452
XM Satellite Radio Holdings, Inc.
    14.000% due 03/15/10                                        500          462
Ziff Davis Media, Inc.
    12.000% due 07/15/10                                        500          517
                                                                          ------
                                                                          39,113
                                                                          ------

Eurodollar Bonds - 7.3%
Energis PLC
    9.750% due 06/15/09                                       1,000          995
Flextronics International, Ltd.
    9.875% due 07/01/10                                         500          518
GT Group Telecom, Inc.
   Step Up Bond
   Series UNIT
    13.250% due 02/01/10 (a)                                  1,500          773


10 Annual Report

SSgA
High Yield Bond Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                          Principal      Market
                                                           Amount        Value
                                                            (000)        (000)
                                                              $            $
                                                          ---------    ---------
KPNQwest BV
    8.125% due 06/01/09                                       1,250        1,150
Ono Finance PLC
    13.000% due 05/01/09                                        500          474
                                                                          ------
                                                                           3,910
                                                                          ------

Yankee Bonds - 3.8%
Iron Mountain, Inc.
    8.125% due 05/15/08                                         700          632
Millar Western Forest Products
    9.875% due 05/15/08                                       1,000          990
Versatel Telecom International
    11.875% due 07/15/09                                        500          450
                                                                          ------
                                                                           2,072
                                                                          ------

Total Long-Term Investments
(cost $45,901)                                                            45,095
                                                                          ------

                                                             Number
                                                               of
                                                             Shares
                                                             ------
Preferred Stocks - 0.9%
Global Crossing Holdings, Ltd.                                5,000          500
                                                                          ------

Total Preferred Stocks
(cost $580)                                                                  500
                                                                          ------

                                                          Principal
                                                           Amount
                                                            (000)
                                                              $
                                                          ---------
Short-Term Investments - 11.9%
Federal Home Loan Bank
   Consolidated Discount Note
    6.510% due 09/01/00 (b)                                   6,000        6,000
Federated Investors Prime Cash
   Obligations Fund (b)                                         378          378
                                                                          ------

Total Short-Term Investments
(cost $6,378)                                                              6,378
                                                                          ------

                                                             Number
                                                               of
                                                             Shares
                                                             ------
Warrants - 0.9%
Intersil Corp., expiration date 08/15/09                        500          414
Ono Finance PLC, expiration date 05/31/09                       500           50
                                                                          ------

Total Warrants (cost $0)                                                     464
                                                                          ------

Total Investments - 97.7%
(identified cost $52,859)                                                 52,437

Other Assets and Liabilities,
Net - 2.3%                                                                 1,252
                                                                          ------

Net Assets - 100.0%                                                       53,689
                                                                          ======

(a)   Adjustable floating rate security.
(b)   At amortized cost, which approximates market.

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
High Yield Bond Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000


Assets
Investments at market (identified cost $52,859) ...................................  $    52,437
Receivables:
   Dividends and interest .........................................................          967
   Investments sold ...............................................................           65
   Fund shares sold ...............................................................          298
                                                                                     -----------

      Total assets ................................................................       53,767

Liabilities
Payables:
   Fund shares redeemed ...........................................  $       40
   Accrued fees to affiliates .....................................          25
   Other accrued expenses .........................................          13
                                                                     ==========

      Total liabilities ...........................................................           78
                                                                                     -----------

Net Assets ........................................................................  $    53,689
                                                                                     ===========

Net Assets Consist of:
Undistributed net investment income ...............................................  $     1,067
Accumulated net realized gain (loss) ..............................................         (863)
Unrealized appreciation (depreciation) on investments .............................         (422)
Shares of beneficial interest .....................................................            5
Additional paid-in capital ........................................................       53,902
                                                                                     -----------

Net Assets ........................................................................  $    53,689
                                                                                     ===========

Net Asset Value, offering and redemption price per share:
   ($53,688,831 divided by 5,294,782 shares of $.001 par value
      shares of beneficial interest outstanding) ..................................  $     10.14
                                                                                     ===========

See accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
High Yield Bond Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Interest .................................................................................  $    3,868
   Dividends ................................................................................         200
                                                                                               ----------

      Total investment income ...............................................................       4,068

Expenses
   Advisory fees .............................................................  $     119
   Administrative fees .......................................................         24
   Custodian fees ............................................................         25
   Distribution fees .........................................................         13
   Transfer agent fees .......................................................         29
   Professional fees .........................................................         14
   Registration fees .........................................................         34
   Shareholder servicing fees ................................................          9
   Trustees' fees ............................................................          5
   Miscellaneous .............................................................          7
                                                                                ---------

   Expenses before reductions ................................................        279
   Expense reductions ........................................................         (8)
                                                                                ---------

      Expenses, net .........................................................................         271
                                                                                               ----------

Net investment income .......................................................................       3,797
                                                                                               ----------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments .....................................................        (863)
Net change in unrealized appreciation (depreciation) on investments .........................          71
                                                                                               ----------

Net realized and unrealized gain (loss) .....................................................        (792)
                                                                                               ----------

Net increase (decrease) in net assets from operations .......................................  $    3,005
                                                                                               ==========

See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
High Yield Bond Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                         2000          1999
                                                                     -----------    -----------
Increase (Decrease) in Net Assets

Operations
   Net investment income ..........................................  $     3,797    $    1,677
   Net realized gain (loss) .......................................         (863)            9
   Net change in unrealized appreciation (depreciation) ...........           71          (158)
                                                                     -----------    ----------

      Net increase (decrease) in net assets from operations .......        3,005         1,528
                                                                     -----------    ----------

Distributions
   From net investment income .....................................       (3,379)       (1,196)
   From net realized gain .........................................           (1)           (1)
                                                                     -----------    ----------

      Net decrease in net assets from distributions ...............       (3,380)       (1,197)
                                                                     -----------    ----------

Share Transactions
   Net increase (decrease) in net assets from share transactions ..       19,217        22,608
                                                                     -----------    ----------

Total net increase (decrease) in net assets .......................       18,842        22,939

Net Assets
   Beginning of period ............................................       34,847        11,908
                                                                     -----------    ----------
   End of period (including undistributed net investment income of
      $1,067 and $649, respectively) ..............................  $    53,689    $   34,847
                                                                     ===========    ==========

See accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
High Yield Bond Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                       Fiscal Years Ended
                                                           August 31,
                                                -------------------------------
                                                  2000        1999       1998*
                                                --------    --------   --------
Net Asset Value, Beginning of Period .........  $  10.32    $   9.90   $  10.00

Income From Operations
   Net investment income (a) .................       .96         .78        .18
   Net realized and unrealized gain (loss) ...      (.21)        .30       (.24)
                                                --------    --------   --------

      Total income from operations ...........       .75        1.08       (.06)
                                                --------    --------   --------

Distributions
   From net investment income ................      (.93)       (.66)      (.04)
   From net realized gain ....................                    --         --
                                                --------    --------   --------

Net Asset Value, End of Period ...............  $  10.14    $  10.32   $   9.90
                                                ========    ========   ========

Total Return (%)(b) ..........................      7.67       11.21       (.59)

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) ..    53,689      34,847     11,908

   Ratios to average net assets (%)(c):
      Operating expenses, net (d) ............       .68         .65        .65
      Operating expenses, gross (d) ..........       .69         .87       1.66
      Net investment income ..................      9.56        7.97       6.38

   Portfolio turnover rate (%)(e) ............    164.01      234.31     173.64

*     For the period May 5, 1998 (commencement of operations) to August 31,
      1998.
(a) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1998 are annualized.
(d)   See Note 4 for current period amounts.
(e) The ratio for the period ended August 31, 1998 has not been annualized due to the Fund's short period of operations.


                                                                Annual Report 15

SSgA
High Yield Bond Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA High Yield Bond Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price.

      Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.


16 Annual Report

SSgA
High Yield Bond Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2000 the Fund had net tax basis capital loss carryover of $108,278, which may be applied against realized net taxable gains in each succeeding year or until its expiration date of August 31, 2008. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $740,464 incurred from November 1, 1999 to August 31, 2000, and treat it as arising in fiscal year 2001.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                                Net Unrealized
            Federal Tax       Unrealized        Unrealized       Appreciation
               Cost          Appreciation     (Depreciation)    (Depreciation)
            -----------      ------------     --------------    --------------
            $52,873,130      $  1,214,791     $  (1,651,254)    $    (436,463)

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investment in certain fixed income securities purchased at a discount, mortgage-backed securities and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases and sales of investment securities, excluding US Government and Agency obligations and short-term investments, aggregated to $73,473,834 and $60,254,280, respectively.

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to


                                                                Annual Report 17

SSgA
High Yield Bond Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2000, there were no outstanding securities on loan and no income earned during the year.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .30% of its average daily net assets. For the period September 1, 1999 to December 31, 1999, the Adviser has agreed to reimburse the Fund for all expenses in excess of .65% of average daily net assets on an annual basis. Effective January 1, 2000, the Adviser has agreed to reimburse the Fund for all expenses in excess of .75% of its average daily net assets on an annual basis. The total amount of reimbursement for the year ended August 31, 2000 was $2,074. As of August 31, 2000, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $5,770 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, it is based on the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%. The Administrator will also charge a flat fee of


18 Annual Report

SSgA
High Yield Bond Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175%, and .175% to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $8,017, $212, $28 and $30 by the Adviser, SSBSI, Commercial Banking and Solutions, respectively. The Fund did not incur any expenses from RIS during this year.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.


                                                                Annual Report 19

SSgA
High Yield Bond Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

            Advisory fees                 $   13,144
            Administration fees                5,243
            Custodian fees                     1,495
            Distribution fees                    331
            Shareholder servicing fees         1,904
            Transfer agent fees                1,888
            Trustees' fees                       594
                                          ----------
                                          $   24,599
                                          ==========

      Beneficial Interest: As of August 31, 2000, two shareholders (who are also affiliates of the Investment Company) were record owners of approximately 15% and 10%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                                       Fiscal Years Ended August 31,
                                                                         ----------------------------------------------------------
                                                                                   2000                           1999
                                                                         --------------------------     ---------------------------
                                                                          Shares           Dollars       Shares            Dollars
                                                                         --------          --------     --------          ---------
      Proceeds from shares sold .......................................    2,958           $ 29,717       2,289           $ 23,775
      Proceeds from reinvestment of distributions .....................       77                775          13                131
      Payments for shares redeemed ....................................   (1,118)           (11,275)       (127)            (1,298)
                                                                         -------           --------     -------           --------
      Total net increase (decrease) ...................................    1,917           $ 19,217       2,175           $ 22,608
                                                                         =======           ========     =======           ========

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

7.    Dividends

      On September 1, 2000, the Board of Trustees declared a dividend of $.2039 from net investment income, payable on September 8, 2000 to shareholders of record on September 5, 2000.


20 Annual Report

SSgA High Yield Bond Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


                                                                Annual Report 21

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                               Special Equity Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                               Special Equity Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page

Chairman's Letter .........................................................    4

Portfolio Management Discussion and Analysis ..............................    6

Report of Independent Accountants .........................................    8

Financial Statements ......................................................    9

Financial Highlights ......................................................   14

Notes to Financial Statements .............................................   15

Fund Management and Service Providers .....................................   20

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further details. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Special Equity Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Special Equity Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Special Equity Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

                                     [PHOTO]

                               Timothy B. Harbert
                      President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. David B. Smith, CFA, Principal has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Special Equity Fund since May 2000. Prior to his current responsibilities, he was Managing Director for the Tuckerman Group, SSgA's real estate subsidiary. In this role he developed, marketed and managed the SSgA Tuckerman Active REIT strategy. His experience also includes extensive equity analysis with various industry coverage responsibilities including the REITs, financial services, media, business services, waste management and cable television. Mr. Smith is also experienced in managing diversified equity and fixed income portfolios for SSgA's high net worth and charitable asset management clients. He holds a BA in Economics with a concentration in Financial Markets from the University of Massachusetts/Amherst and an MS in Finance from Suffolk University.


                                                                 Annual Report 5

SSgA Special Equity Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: The SSgA Special Equity Fund seeks to maximize total return through investments in mid- and small capitalization US equity securities.

Invests in: Mid- and small capitalization US equity securities.

Strategy: The Portfolio Management Team applies a disciplined fundamental investment approach to identify smaller companies positioned to outperform on a strategic basis. The investment approach emphasizes bottom-up stock selection informed by top-down macroeconomic analysis. The team focuses on identifying higher quality, smaller cap stocks with strong fundamentals. In addition, the Fund can invest in IPOs (Initial Public Offerings).
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                                     Russell Special Small Cap
  Dates            Special Equity Fund                 Completeness Index **
Inception*               $10,000                              $10,000
  1998                    $7,170                               $7,345
  1999                    $9,182                              $10,113
  2000                   $16,495                              $14,422

================================================================================

--------------------------------------------------------------------------------
SSgA Special Equity Fund
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                $     17,965         79.65%
Inception             $     16,495         23.92%+

--------------------------------------------------------------------------------
Russell Special Small Cap Completeness Index
--------------------------------------------------------------------------------
  Period Ended          Growth of         Total
    08/31/00             $10,000          Return
--------------        ------------        -------
1 Year                $     14,261         42.61%
Inception             $     14,422         16.99%+

See related Notes on following page.


6 Annual Report

SSgA Special Equity Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Performance Review

For the fiscal year ended August 31, 2000, the SSgA Special Equity Fund gained 79.65% versus 42.61% for its benchmark, the Russell Small Cap Completeness Index. The fiscal year-end performance of the Fund can be, in part, attributed to investments made in Initial Public Offerings (IPOs). There is no guarantee that the Fund will continue to participate in the IPO market, and due to their inherent volatility, there can be no assurance that IPOs will continue to have a positive impact on Fund performance.

The Fund's positive performance during the period was largely attributed to its exposure to the Technology and the Financial sectors. At fiscal year end, 40% of the portfolio was invested in Technology issues, versus a benchmark weighting of 31%. Within Technology, the Internet services and software firms were the strongest, led by BEA Systems, Micromuse, and Rational Software posting impressive gains of 1,029%, 432%, and 376%, respectively. The Fund's weighting of 11% in the Financials sector was slightly under the Index allocation of 14%, because many companies in the sector lacked strong growth prospects. However, two firms held in the Fund for the fiscal year, ACE Limited and Legg Mason, performed soundly versus the benchmark, returning 64% and 38%, respectively. Telecommunications issues continued to be positive contributors to Fund results. VoiceStream Wireless was the strongest performer in this sector, with a 173% return for the fiscal year. Within Health Care, biotech companies Human Genome Sciences and MedImmune Inc. posted gains of 391% and 143%, respectively.

Market and Portfolio Highlights

The small cap market rallied during the fiscal year, posting a return of 39.1% for small cap growth stocks, as measured by the Russell 2000(R) Growth Index. Mid-cap stocks performed in line with small caps, with the S&P(R) Mid-Cap 400 returning 39.8%. The large cap rally of the past several years appears to have abated relative to smaller companies, as the S&P 500(R) Index returned 16.3% for the twelve months ended August 31, 2000. While the strength of this return speaks for itself, it is still not up to par compared with recent small cap results.

For the fiscal year ended August 31, 2000, the SSgA Special Equity Fund held 42 stocks with an average weighted market capitalization of $9.4 billion, versus $10.5 billion for the benchmark. The Fund has portfolio characteristics in line with those of the benchmark, reflecting the risk-controlled nature of the investment process. As the Fund's objective is achieved through active fundamental stock selection, the portfolio will seek to be fully invested at all times.

--------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)      August 31, 2000
--------------------------------------------------------

Rational Software Corp.                         4.3%
Teekay Shipping Corp.                           4.0
Brocade Communications Systems, Inc.            3.8
Apache Corp.                                    3.7
ACE, Ltd.                                       3.7
Avanex Corp. New                                3.5
BEA Systems, Inc.                               3.4
Legg Mason, Inc.                                3.4
Noble Drilling Corp.                            3.2
Exodus Communications, Inc.                     2.9

--------------------------------------------------------

                              ---------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on May 1, 1998. Index comparison also began May 1, 1998.

** The Russell Small Cap Completeness Index is defined as the Russell 3000(R) Index minus the S&P 500(R) Index. Approximately 40% of the Russell Small Cap Completeness Index is comprised of the small cap stocks, while the remaining 60% are mid-cap issues.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Special Equity Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period ended and the financial highlights for each of the two fiscal years in the period ended and for the period May 1, 1998 (commencement of operations) to August 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000
                                       /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
Special Equity Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                                         Market
                                                         Number          Value
                                                          of             (000)
                                                         Shares            $
                                                        -------         -------
Common Stocks - 95.3%
Basic Industries - 3.1%
Smurfit-Stone Container Corp. (a)                       112,800           1,466
Steel Dynamics, Inc. (a)                                 98,400           1,187
                                                                        -------
                                                                          2,653
                                                                        -------

Consumer Basics - 16.2%
Biogen, Inc. (a)                                         12,700             878
Chiron Corp. (a)                                         34,300           1,848
Enzon, Inc. (a)                                          23,500           1,431
Hain Celestial Group, Inc. (a)                           52,300           1,631
Human Genome Sciences, Inc. (a)                          11,500           1,920
IDEC Pharmaceuticals Corp. (a)                           16,000           2,234
MedImmune, Inc. (a)                                      29,000           2,445
Outback Steakhouse, Inc. (a)                             63,400           1,454
                                                                        -------
                                                                         13,841
                                                                        -------

Consumer Durables - 0.8%
Linens 'N Things, Inc. (a)                               25,000             675
                                                                        -------

Consumer Services - 1.9%
Brinker International, Inc. (a)                          51,700           1,641
                                                                        -------

Energy - 11.2%
Apache Corp.                                             50,200           3,163
Barrett Resources Corp. (a)                              39,900           1,382
Noble Drilling Corp. (a)                                 56,600           2,745
Smith International, Inc. (a)                            28,800           2,289
                                                                        -------
                                                                          9,579
                                                                        -------

Finance - 10.5%
ACE, Ltd.                                                88,600           3,112
Affiliated Managers Group, Inc. (a)                      29,300           1,633
Alexandria Real Estate Equities, Inc.                    38,300           1,341
Legg Mason, Inc.                                         55,300           2,917
                                                                        -------
                                                                          9,003
                                                                        -------

General Business - 2.1%
Entravision Communications Corp. Class A New (a)         49,145             974
USA Networks, Inc. (a)                                   33,600             806
                                                                        -------
                                                                          1,780
                                                                        -------

Technology - 39.9%
Avanex Corp. New (a)                                     19,700           2,985
BEA Systems, Inc. (a)                                    42,900           2,917
Brocade Communications Systems, Inc. (a)                 14,400           3,252
Conexant Systems, Inc. (a)                               36,900           1,372
Digex, Inc. (a)                                          26,500           2,243
Entrust Technologies, Inc. (a)                           32,600             968
Exodus Communications, Inc. (a)                          36,300           2,484
Gentex Corp. (a)                                         75,500           1,954
Micromuse, Inc. (a)                                      14,500           2,202
Phone.com, Inc. (a)                                      21,200           1,960
Rational Software Corp. (a)                              28,000           3,602
RF Micro Devices, Inc. (a)                               43,800           1,955
VeriSign, Inc. (a)                                       10,600           2,108
Vitesse Semiconductor Corp. (a)                          27,300           2,422
Zoran Corp. (a)                                          26,800           1,654
                                                                        -------
                                                                         34,078
                                                                        -------

Transportation - 4.0%
Teekay Shipping Corp.                                    73,300           3,390
                                                                        -------

Utilities - 5.6%
Allegiance Telecom, Inc. (a)                             28,200           1,406
Copper Mountain Networks, Inc. (a)                       17,500           1,049
ITC^DeltaCom, Inc. (a)                                   48,400             678
VoiceStream Wireless Corp. (a)                           14,900           1,677
                                                                        -------
                                                                          4,810
                                                                        -------

Total Common Stocks
(cost $61,090)                                                           81,450
                                                                        -------


                                                                 Annual Report 9

SSgA
Special Equity Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                      Principal          Market
                                                       Amount            Value
                                                        (000)            (000)
                                                          $                $
                                                      ---------         -------
Short-Term Investments - 3.7%
AIM Short-Term Investment Prime Portfolio
    Class A (b)                                           1,598           1,598
Federated Investors Prime Cash Obligations
    Fund (b)                                              1,598           1,598
                                                                        -------

Total Short-Term Investments
(cost $3,196)                                                             3,196
                                                                        -------

Total Investments - 99.0%
(identified cost $64,286)                                                84,646

Other Assets and Liabilities,
Net - 1.0%                                                                  843
                                                                        -------

Net Assets - 100.0%                                                      85,489
                                                                        =======

(a)   Nonincome-producing security.
(b)   At amortized cost, which approximates market.

See accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
Special Equity Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at market (identified cost $64,286) ......................................   $  84,646
Receivables:
    Dividends ........................................................................          16
    Investments sold .................................................................         662
    Fund shares sold .................................................................         281
Prepaid expenses .....................................................................           4
Short-term investments held as collateral for securities loaned, at market............      21,854
                                                                                         ---------

        Total assets .................................................................     107,463

Liabilities
Payables:
    Investments purchased ................................................   $      16
    Fund shares redeemed .................................................          20
    Accrued fees to affiliates ...........................................          67
    Other accrued expenses ...............................................          17
Payable upon return of securities loaned, at market ......................      21,854
                                                                             ---------

        Total liabilities ............................................................      21,974
                                                                                         ---------

Net Assets ...........................................................................   $  85,489
                                                                                         =========

Net Assets Consist of:
Accumulated net realized gain (loss) .................................................   $  (4,666)
Unrealized appreciation (depreciation) on investments ................................      20,360
Shares of beneficial interest ........................................................           5
Additional paid-in capital ...........................................................      69,790
                                                                                         ---------

Net Assets ...........................................................................   $  85,489
                                                                                         =========

Net Asset Value, offering and redemption price per share:
    ($85,488,647 divided by 5,191,980 shares of $.001 par value
        shares of beneficial interest outstanding) ...................................   $   16.47
                                                                                         =========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
Special Equity Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
    Dividends ................................................................   $    254
    Securities Lending Income ................................................         55
    Interest .................................................................         22
                                                                                 --------

        Total investment income ..............................................        331

Expenses
    Advisory fees .................................................   $    341
    Administrative fees ...........................................         26
    Custodian fees ................................................         24
    Distribution fees .............................................         24
    Transfer agent fees ...........................................         34
    Professional fees .............................................         15
    Registration fees .............................................         34
    Shareholder servicing fees ....................................         15
    Trustees' fees ................................................          4
    Miscellaneous .................................................          5
                                                                      --------

    Expenses before reductions ....................................        522
    Expense reductions ............................................        (22)
                                                                      --------

        Expenses, net ........................................................        500
                                                                                 --------

Net investment income (loss) .................................................       (169)
                                                                                 --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments ......................................     (1,693)
Net change in unrealized appreciation (depreciation) on investments...........     19,293
                                                                                 --------

Net realized and unrealized gain (loss) ......................................     17,600
                                                                                 --------

Net increase (decrease) in net assets from operations ........................   $ 17,431
                                                                                 ========

See accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Special Equity Fund

Statement of Changes in Net Assets
Amounts in thousands                       For the Fiscal Years Ended August 31,

                                                                         2000        1999
                                                                       --------    --------
Increase (Decrease) in Net Assets

Operations
    Net investment income (loss) ...................................   $   (169)   $      1
    Net realized gain (loss) .......................................     (1,693)     (2,399)
    Net change in unrealized appreciation (depreciation) ...........     19,293       5,675
                                                                       --------    --------

        Net increase (decrease) in net assets from operations ......     17,431       3,277
                                                                       --------    --------

Distributions
    From net investment income .....................................         (6)        (18)
                                                                       --------    --------

Share Transactions
    Net increase (decrease) in net assets from share transactions ..     57,443      (5,784)
                                                                       --------    --------

Total net increase (decrease) in net assets ........................     74,868      (2,525)

Net Assets
    Beginning of period ............................................     10,621      13,146
                                                                       --------    --------

    End of period ..................................................   $ 85,489    $ 10,621
                                                                       ========    ========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Special Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                   Fiscal Years Ended August 31,
                                                  --------------------------------
                                                    2000        1999        1998*
                                                  --------    --------    --------
Net Asset Value, Beginning of Period ..........   $   9.17    $   7.17    $  10.00
                                                  --------    --------    --------

Income From Operations
    Net investment income (loss)(a) ...........       (.05)         --         .01
    Net realized and unrealized gain (loss) ...       7.35        2.01       (2.84)
                                                  --------    --------    --------

        Total income from operations ..........       7.30        2.01       (2.83)
                                                  --------    --------    --------

Distributions
    From net investment income ................         --        (.01)         --
                                                  --------    --------    --------

Net Asset Value, End of Period ................   $  16.47    $   9.17    $   7.17
                                                  ========    ========    ========

Total Return (%)(b) ...........................      79.65       28.06      (28.30)

Ratios/Supplemental Data:
    Net Assets, end of period (in thousands) ..     85,489      10,621      13,146

    Ratios to average net assets (%)(c):
        Operating expenses, net (d) ...........       1.10        1.10        1.10
        Operating expenses, gross (d) .........       1.14        1.57        1.55
        Net investment income (loss) ..........       (.37)        .01         .24

    Portfolio turnover rate (%)(c) ............      46.45      211.30       88.36

*     For the period May 1, 1998 (commencement of operations) to August 31,
      1998.
(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1998 are annualized.
(d)   See Note 4 for current period amounts.


14 Annual Report

SSgA
Special Equity Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Special Equity Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

      International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.


                                                                Annual Report 15

SSgA
Special Equity Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2000, the Fund had a net tax basis capital loss carryovers of $1,171,085 and $1,700,738, which may be applied against any realized net taxable gains in each succeeding year or until its expiration dates of August 31, 2007, and August 31, 2008, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $1,674,091 incurred from November 1, 1999 to August 31, 2000, and treat it as arising in fiscal year 2001.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                                     Net
                                                                 Unrealized
          Federal Tax       Unrealized         Unrealized       Appreciation
             Cost          Appreciation      (Depreciation)    (Depreciation)
          -----------      ------------      --------------    --------------
          $64,405,481      $ 24,119,529      $  (3,879,478)    $   20,240,051

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $74,140,933 and $19,864,001, respectively.

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.


16 Annual Report

SSgA
Special Equity Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2000, the value of outstanding securities on loan and the value of collateral amounted to $21,196,708 and $21,853,786, respectively.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. The total amount of the reimbursement for the year ended August 31, 2000 was $19,442. As of August 31, 2000, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $3,016 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, the following percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios:
      $0 to $2 billion - .0315%; over $2 billion - .029%. The Administrator will charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.


                                                                Annual Report 17

SSgA
Special Equity Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175% to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $11,378, $755, $1,898, and $1,365 by the Adviser, SSBSI, Commercial Banking and Solutions, respectively. The Fund did not incur any expenses from RIS during this year.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with SSBSI, an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $1,170 for the year ended August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.


18 Annual Report

SSgA
Special Equity Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

        Advisory fees                     $54,964
        Administration fees                 6,053
        Custodian fees                        941
        Distribution fees                   1,857
        Shareholder servicing fees          1,936
        Transfer agent fees                 1,027
        Trustees' fees                        443
                                          -------
                                          $67,221
                                          =======

5.    Fund Share Transactions (amounts in thousands)

                                                  Fiscal Years Ended August 31,
                                           ------------------------------------------
                                                  2000                    1999
                                           ------------------      ------------------
                                           Shares     Dollars      Shares     Dollars
                                           ------    --------      ------    --------
      Proceeds from shares sold ........    5,282    $ 75,226       1,173    $ 10,190
      Proceeds from reinvestment of
        distributions ..................       --          --           2          17
      Payments for shares redeemed .....   (1,248)    (17,783)     (1,849)    (15,991)
                                           ------    --------      ------    --------

      Total net increase (decrease) ....    4,034    $ 57,443        (674)   $ (5,784)
                                           ======    ========      ======    ========

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive orderon December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.


                                                                Annual Report 19

SSgA Special Equity Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


20 Annual Report

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                             Aggressive Equity Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                             Aggressive Equity Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page

Chairman's Letter..........................................................    4

Portfolio Management Discussion and Analysis...............................    6

Report of Independent Accountants..........................................    8

Financial Statements.......................................................    9

Financial Highlights.......................................................   14

Notes to Financial Statements..............................................   15

Fund Management and Service Providers......................................   20

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further details. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA Aggressive Equity Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA Aggressive Equity Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA Aggressive Equity Fund
--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

                                     [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer

                                     [PHOTO]

                               Timothy B. Harbert
                      President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Richard B. Weed, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Aggressive Equity Fund since its inception in December 1998. Mr. Weed joined SSgA in November 1995. His responsibilities include research, product development, and portfolio management for the US Active Strategy. He holds an MS in Finance and Accounting from the MIT Sloan School of Management, and has an MS in Chemical Engineering from Northeastern University, and a BS in Chemical Engineering from Worcester Polytech Institute. Mr. Weed is a member of the Boston Analysts Society and AIMR. There are seven other portfolio managers working with Mr. Weed.


                                                                 Annual Report 5

SSgA Aggressive Equity Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: Provide total returns that exceed over time the Russell 2500(TM)Growth Index.

Invests in: US equity securities.

Strategy: The Fund management team uses a systematic approach to uncover equity securities which are believed to be undervalued, with superior growth potential. This disciplined approach rests on a modeling process that evaluates vast amounts of financial and market data and corporate earnings forecasts. The result is an investment process that seeks to provide positive long-term total returns through strong bottom-up stock selection. In addition the Fund can invest in IPOs (Initial Public Offerings).

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates        Aggressive Equity Fund          Russell 2500 Growth Index**
Inception*             $10,000                           $10,000
  1999                 $12,730                           $11,077
  2000                 $27,041                           $17,295
================================================================================

Performance Review

For the fiscal year ended August 31, 2000, the SSgA Aggressive Equity Fund had a total return of 112.42%, as compared to the Russell 2500(TM) Growth Index gain of 56.13% for the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind.

The Fund did well this year primarily due to strong stock selection. Specifically, the Fund's investments in Initial Public Offerings (IPOs) resulted in a significant impact to current fiscal year-end performance. Although participating in IPOs is within the Fund's investment guidelines, there is no guarantee that the Fund will continue to participate in the IPO market in the future. Additionally, due to their inherent volatility, there can be no assurance that IPOs will continue to have a positive impact on Fund performance.

Market and Portfolio Highlights

For the twelve months ended August 31, 2000, the US equity market, as measured by the Russell 2500(TM) Growth Index,

--------------------------------------------------------------------------------
SSgA Aggressive Equity Fund
--------------------------------------------------------------------------------
     Period Ended             Growth of         Total
       08/31/00                $10,000          Return
-------------------------  ---------------   ------------
1 Year                     $     21,242        112.42%
Inception                  $     27,041         81.48%+

--------------------------------------------------------------------------------
Russell 2500(TM) Growth Index
--------------------------------------------------------------------------------
     Period Ended             Growth of         Total
       08/31/00                $10,000          Return
-------------------------  ---------------   ------------
1 Year                     $     15,613         56.13%
Inception                  $     17,295         38.91%+

See related Notes on following page.


6 Annual Report

SSgA Aggressive Equity Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

continued its momentum upward. However, valuations finally reached unsustainable levels and after attaining record highs in March, the market reacted with a correction in April. Subsequent to this event, valuations trended higher through the fiscal year-end. The correction was attributable, in part, to the Federal Reserve's previous short-term interest rate hikes which were intended to slow the economy and dampen inflation expectations. However, as fears of future aggressive rate increases subsided, the market was able to post additional gains late in the fiscal year.

After generating solid performance in the first half of the fiscal year, Fund returns dropped in the third quarter and were mixed in the fourth quarter. In particular, the Manager's stock selection was effective with Internet-related issues such as Network Solutions, Broadcom, and BroadVision. Medical providers such as Express Scripts and Wellpoint Health also benefited the Fund's fiscal-year results. However, selection in the Technology sector, particularly stocks such as Network Appliance and Ciena, was disappointing. Returns in the apparel sector helped deflate Fund returns, with American Eagle Outfitters contributing some degree of under-performance.

As of August 31, 2000, the Fund was overweighted in Consumer Cyclicals, with a 12.9% allocation versus the benchmark exposure of 8.1%. Additionally, the portfolio was underweight in the Communications Service sector, with an allocation of 0.0% at August 31, 2000, compared to 3.1% for the Index.

The investment process employed by the Fund emphasizes quantitative modeling, which implements an integrated growth and value bottom-up stock selection method designed to outperform the benchmark index over the long-term. While risk controls are used in portfolio construction, the Fund takes controlled positions that deviate from the benchmark in those securities with fair valuations and strong long-term growth prospects. The Manager's stock evaluation process is industry-relative, and as a result, if the corporate fundamentals of two companies are equally sound, the Fund will invest in the company with the better relative valuation. Because value is an integral component of the investment process, the Fund will not be overweight in stocks in which the Manager views to be excessively expensive.

As the Fund's investment process is disciplined and driven from the bottom-up, overall strategy and approach does not deviate during times of under-performance or market volatility. The Fund avoids responding suddenly to the current investment environment through sector timing or top-down thematic investing.

At August 31, 2000, the SSgA Aggressive Equity Fund held 52 stocks with an average weighted market capitalization of $36.1 billion. Due to the risk-controlled nature of the investment process, the Fund maintains portfolio characteristics that are consistent with the Russell 2500(TM) Growth Index. As the Fund's objective is achieved through stock selections with a disciplined investment approach, the portfolio will seek to be fully invested at all times.

--------------------------------------------------------------------------------
Top Ten Equity Holdings (as a percent of Total
Investments)                                                     August 31, 2000
--------------------------------------------------------------------------------

Ariba, Inc. New                                                       2.5%
VeriSign, Inc.                                                        2.5
Apple Computer, Inc.                                                  2.4
EOG Resources, Inc.                                                   2.3
Genzyme Corp.                                                         2.3
Oxford Health Plans, Inc.                                             2.3
Integrated Device Technology, Inc.                                    2.2
Dell Computer Corp.                                                   2.2
Anadarko Petroleum Corp.                                              2.2
EMC Corp.                                                             2.2

--------------------------------------------------------------------------------

                              --------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on December 30, 1998. Index comparison also began December 30, 1998.

** The Russell 2500(TM) Growth Index represents the performance of small and mid-cap companies in the US. These 2500 companies represent the small end of the Russell 3000(R) Index, and about 23% of the total capitalization of the Russell 3000(R) Index.

+     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Aggressive Equity Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended, the changes in its net assets, and the financial highlights for the fiscal year then ended and for the period December 30, 1998 (commencement of operations) to August 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000
                                                  /s/ Pricewaterhousecoopers LLP


8 Annual Report

SSgA
Aggressive Equity Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                                          Market
                                                              Number      Value
                                                                of        (000)
                                                              Shares        $
                                                            ---------    ------
Common Stocks - 100.1%
Basic Industries - 4.2%
Advanced Energy
   Industries, Inc. (a)                                        3,100        177
Mentor Graphics Corp.                                          9,110        171
                                                                          -----
                                                                            348
                                                                          -----
Capital Goods - 6.9%
Cognex Corp. (a)                                               1,840         74
DENTSPLY International, Inc.                                   4,500        150
Harman International
   Industries, Inc.                                            2,200        169
Novellus Systems, Inc.                                         2,940        181
                                                                          -----
                                                                            574
                                                                          -----
Consumer Basics - 18.0%
Dura Pharmaceuticals, Inc. (a)                                 5,600        155
Edwards Lifesciences Corp. (a)                                 6,500        171
Genentech, Inc. (a)                                              700        133
Genzyme Corp. (a)                                              2,640        198
King Pharmaceuticals, Inc. (a)                                 4,240        136
Noven Pharmaceuticals, Inc. (a)                                2,700        113
Oxford Health Plans, Inc. (a)                                  6,440        196
Pepsi Bottling Group, Inc. (The)                               5,920        188
Topps Co., Inc. (a)                                            7,520         60
Wellpoint Health Networks, Inc. (a)                            1,800        155
                                                                          -----
                                                                          1,505
                                                                          -----
Consumer Non-Durables - 4.9%
Intimate Brands, Inc. Class A                                  8,810        141
Tiffany & Co.                                                  4,100        171
Zale Corp. (a)                                                 2,640         98
                                                                          -----
                                                                            410
                                                                          -----
Consumer Services - 2.2%
International Game Technology (a)                              6,400        186
                                                                          -----
Energy - 4.6%
Anadarko Petroleum Corp.                                       2,900        191
EOG Resources, Inc.                                            5,200        199
                                                                          -----
                                                                            390
                                                                          -----
Finance - 1.3%
Security Capital Group, Inc. Class B (a)                       6,500        111
                                                                          -----
General Business - 4.1%
Express Scripts, Inc. Class A (a)                              2,560        182
Viad Corp.                                                     5,500        161
                                                                          -----
                                                                            343
                                                                          -----
Shelter - 1.8%
NVR, Inc. (a)                                                  2,000        147
                                                                          -----
Technology - 50.0%
Analog Devices, Inc. (a)                                       1,800        181
Apple Computer, Inc. (a)                                       3,400        207
Applied Materials, Inc. (a)                                    1,920        166
Ariba, Inc. New (a)                                            1,360        213
Barra, Inc. (a)                                                3,000        173
BroadVision, Inc. (a)                                          4,240        146
Cerner Corp. (a)                                               4,800        182
Cypress Semiconductor Corp. (a)                                3,600        178
Dell Computer Corp. (a)                                        4,400        191
EMC Corp. (a)                                                  1,920        188
Hewlett-Packard Co.                                            1,300        157
Integrated Device Technology, Inc. (a)                         2,200        193
Intel Corp.                                                    2,420        181
Juniper Networks, Inc. (a)                                       500        107
Kemet Corp. (a)                                                5,120        153
PMC - Sierra, Inc. (a)                                           700        165
RadioShack, Corp.                                              2,500        148
RealNetworks, Inc. (a)                                         2,400        117
Sun Microsystems, Inc. (a)                                     1,400        178
Sybase, Inc. (a)                                               6,640        181
Symantec Corp. (a)                                             3,140        153


                                                                 Annual Report 9

SSgA
Aggressive Equity Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                          Market
                                                              Number      Value
                                                                of        (000)
                                                              Shares        $
                                                            ---------    ------
VeriSign, Inc. (a)                                             1,065        212
Viant Corp. New (a)                                            6,000         83
Xilinx, Inc. (a)                                               1,900        169
Yahoo!, Inc. (a)                                               1,280        156
                                                                          -----
                                                                          4,178
                                                                          -----
Transportation - 2.1%
Boeing Co. (The)                                               3,200        172
                                                                          -----
Total Common Stocks
(cost $7,191)                                                             8,364
                                                                          -----

                                                           Principal
                                                             Amount
                                                              (000)
                                                                $
Short-Term Investments - 3.1%                              ---------
AIM Short-Term Investment Prime
   Portfolio Class A (b)                                         254        254
Federated Investors Prime Cash
   Obligations Fund (b)                                            1          1
                                                                          -----
Total Short-Term Investments
(cost $255)                                                                 255
                                                                          -----
Total Investments - 103.2%
(identified cost $7,446)                                                  8,619

Other Assets and Liabilities,
Net - (3.2%)                                                               (267)
                                                                          -----
Net Assets - 100.0%                                                       8,352
                                                                          =====

(a)   Nonincome-producing security.
(b)   At amortized cost, which approximates market.

See the accompanying notes which are an integral part of the financial statements.


10 Annual Report

SSgA
Aggressive Equity Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at market (identified cost $7,446) ...........................   $ 8,619
Receivables:
   Dividends .............................................................         2
   Fund shares sold ......................................................         1
   From Adviser ..........................................................        24
Prepaid expenses .........................................................         1
Short-term investments held as collateral for securities loaned,
   at market .............................................................     2,195
                                                                             -------

      Total assets .......................................................    10,842

Liabilities
Payables:
   Investments purchased ......................................   $   291
   Accrued fees to affiliates .................................         4
Payable upon return of securities loaned, at market ...........     2,195
                                                                  -------

      Total liabilities ..................................................     2,490
                                                                             -------

Net Assets ...............................................................   $ 8,352
                                                                             =======

Net Assets Consist of:
Accumulated net realized gain (loss) .....................................     6,137
Unrealized appreciation (depreciation) on investments ....................     1,173
Additional paid-in capital ...............................................     1,042
                                                                             -------

Net Assets ...............................................................   $ 8,352
                                                                             =======

Net Asset Value, offering and redemption price per share:
   ($8,351,554 divided by 418,147 shares of $.001 par value
      shares of beneficial interest outstanding) .........................   $ 19.97
                                                                             =======

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 11

SSgA
Aggressive Equity Fund

Statement of Operations
Amounts in Thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Dividends ......................................................   $    28
   Securities Lending Income ......................................         9
                                                                      -------

      Total investment income .....................................        37

Expenses
   Advisory fees ........................................   $    79
   Administrative fees ..................................        14
   Custodian fees .......................................        17
   Distribution fees ....................................         5
   Transfer agent fees ..................................        21
   Professional fees ....................................        20
   Registration fees ....................................        30
   Shareholder servicing fees ...........................         1
   Trustees' fees .......................................         4
   Miscellaneous ........................................         6
                                                            -------

   Expenses before reductions ...........................       197
   Expense reductions ...................................       (81)
                                                            -------

      Expenses, net ...............................................       116
                                                                      -------

Net investment income (loss) ......................................       (79)
                                                                      -------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments ...........................     7,135
Net change in unrealized appreciation (depreciation) on investments       821
                                                                      -------

Net realized and unrealized gain (loss) ...........................     7,956
                                                                      -------

Net increase (decrease) in net assets from operations .............   $ 7,877
                                                                      =======

See accompanying notes which are an integral part of the financial statements.


12 Annual Report

SSgA
Aggressive Equity Fund

Statement of Changes in Net Assets
Amounts in Thousands                        For the Fiscal Year Ended August 31,

                                                                        2000      1999*
                                                                      -------    -------
Increase (Decrease) in Net Assets

Operations
   Net investment income (loss) ...................................   $   (79)   $   (23)
   Net realized gain (loss) .......................................     7,135      1,384
   Net change in unrealized appreciation (depreciation) ...........       821        352
                                                                      -------    -------

      Net increase (decrease) in net assets from operations .......     7,877      1,713
                                                                      -------    -------

Distributions
   From net investment income .....................................       (10)        --
   From net realized gain .........................................    (2,303)        --
                                                                      -------    -------

      Net decrease in net assets from distributions ...............    (2,313)        --
                                                                      -------    -------

Share Transactions
   Net increase (decrease) in net assets from share transactions ..    (4,397)     5,472
                                                                      -------    -------

Total net increase (decrease) in net assets .......................     1,167      7,185

Net Assets
   Beginning of period ............................................     7,185         --
                                                                      -------    -------
   End of period (including undistributed net investment income
       of $10 at August 31, 1999) .................................   $ 8,352    $ 7,185
                                                                      =======    =======

* For the period December 30, 1998 (commencement of operations) to August 31, 1999.

See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
Aggressive Equity Fund

Financial Highlights

The following tables includes selected data for a share outstanding througout the period and other performance information derived from the financial statements.

                                                           Fiscal Year Ended
                                                               August 31,
                                                         ----------------------
                                                           2000          1999*
                                                         ---------    ---------

Net Asset Value, Beginning of Period .................   $   12.73    $   10.00
                                                         ---------    ---------
Income From Operations
   Net investment income (loss)(a) ...................        (.13)        (.04)
   Net realized and unrealized gain (loss) ...........       11.40         2.77
                                                         ---------    ---------

      Total income from operations ...................       11.27         2.73
                                                         ---------    ---------
Distributions
   From net investment income ........................        (.02)          --
   From net realized gain ............................       (4.01)          --
                                                         ---------    ---------

      Total distributions ............................       (4.03)          --
                                                         ---------    ---------

Net Asset Value, End of Period .......................   $   19.97    $   12.73
                                                         =========    =========

Total Return (%)(b) ..................................      112.42        27.30

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) ..........       8,352        7,185

   Ratios to average net assets (%)(c):
      Operating expenses, net (d) ....................        1.10         1.10
      Operating expenses, gross (d) ..................        1.87         2.07
      Net investment income (loss) ...................        (.75)        (.50)

   Portfolio turnover rate (%)(c) ....................      336.60       179.56

* For the period December 30, 1998 (commencement of operations) to August 31, 1999.
(a)   Average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1999 are annualized.
(d)   See Note 4 for current period amounts.


14 Annual Report

SSgA
Aggressive Equity Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA Aggressive Equity Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

      International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.


                                                                Annual Report 15

SSgA
Aggressive Equity Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                           Net Unrealized
                           Unrealized       Unrealized      Appreciation
       Federal Tax Cost   Appreciation    (Depreciation)   (Depreciation)
       ----------------   ------------    --------------   --------------
         $7,512,407        $1,400,781       $(294,037)       $1,106,744

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases and sales of investment securities, excluding short-term investments, aggregated to $33,569,175 and $40,182,848, respectively.

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to


16 Annual Report

SSgA
Aggressive Equity Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2000, the value of outstanding securities on loan and the value of collateral amounted to $2,129,346 and $2,195,044, respectively. Securities lending income of $8,900 is included in the Statement of Operations for the year ended August 31, 2000.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Street Global Advisors, the investment management group of the Adviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. The total amount of reimbursement for the year ended August 31, 2000 was $79,028. As of August 31, 2000, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $2,065 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, the following percentages of the combined average daily net assets of all domestic funds: $0 up to and including $500 million -.06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. The Administrator will charge a flat fee of $30,000 per year per Fund


                                                                Annual Report 17

SSgA
Aggressive Equity Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175%, to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $279 and $286 by the Adviser and SSBSI. The Fund did not incur any expenses from RIS, Commercial Banking and Solutions during this year.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with SSBSI, an affiliated broker dealer of the fund's Adviser. The commissions paid to SSBSI were $11,279 for the year ended August 31, 2000.


18 Annual Report

SSgA
Aggressive Equity Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

       Administration fees             $   2,848
       Custodian fees                         40
       Distribution fees                     168
       Shareholder servicing fees            759
       Transfer agent fees                    46
       Trustees' fees                        170
                                       ---------
                                       $   4,031
                                       =========


      Beneficial Interest: As of August 31, 2000, two shareholders (who are also other series of the Investment Company) were record owners of approximately 39% and 31%, respectively, of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                              Fiscal Years Ended August 31,
                                                      --------------------------------------------
                                                              2000                    1999*
                                                      --------------------    --------------------
                                                       Shares     Dollars       Shares    Dollars
                                                      --------    --------    --------    --------
       Proceeds from shares sold ..................        278    $  4,816         679    $  6,814
       Proceeds from reinvestment of distributions         187       2,310          --          --
       Payments for shares redeemed ...............       (611)    (11,523)       (115)     (1,342)
                                                      --------    --------    --------    --------
       Total net increase (decrease) ..............       (146)   $ (4,397)        564    $  5,472
                                                      ========    ========    ========    ========

      * For the period December 30, 1998 (commencement of operations) to August 31, 1999.

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.


                                                                Annual Report 19

SSgA Aggressive Equity Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


20 Annual Report

                                 [COVER GRAPHIC]

                                  SSgA(R) funds

                                  ANNUAL REPORT

                                 IAM SHARES Fund

                                 August 31, 2000

                                  SSgA(R) Funds
                                 IAM SHARES Fund

                                  Annual Report
                                 August 31, 2000

                                Table of Contents

                                                                            Page

Chairman's Letter.........................................................     4

Portfolio Management Discussion and Analysis..............................     6

Report of Independent Accountants.........................................     8

Financial Statements......................................................     9

Financial Highlights......................................................    17

Notes to Financial Statements.............................................    18

Tax Information...........................................................    23

Fund Management and Service Providers.....................................    24

"SSgA(R)" is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Fund and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objective and operations of the Fund, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. International markets entail different risks than those typically associated with domestic markets, including currency fluctuations, political and economic instability, accounting changes and foreign taxation. Securities may be less liquid and more volatile. Please see the Prospectus for further details. Russell Fund Distributors, Inc., is the distributor of the SSgA Funds.

SSgA IAM Shares Fund
--------------------------------------------------------------------------------
Letter From the Chairman of State Street Global Advisors
--------------------------------------------------------------------------------

Dear Shareholders,

It is our pleasure to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2000. The SSgA Fund Family has grown to include twenty-four portfolios with over $21 billion in assets as of August 31, 2000. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process for the SSgA IAM SHARES Fund. This overview contains the portfolio management discussion, performance updates and financial information for the Fund.

In an ongoing effort to develop competitive products and services that provide investment solutions for our clients, we have added the SSgA Intermediate Municipal Bond Fund to the SSgA Fund Family. This Fund's investment objective seeks to provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities with a dollar-weighted average maturity between three and ten years.

We are also pleased with the success of our SSgA Emerging Markets and SSgA Growth and Income Funds as they were included in Money(R) Magazine's June 2000 issue listing of the 'Top 100 Mutual Funds'. This is the second year in a row that these funds have been selected.

Additionally, the SSgA Tax Free Money Market and the SSgA Active International Funds have achieved five-year performance history during the 2000 fiscal year. Currently, all of our SSgA Money Market Funds have at least a five-year performance history. We strive to meet our clients' needs by providing funds with long-term records and competitive performance.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial services to our clients. We look forward to continue sharing the benefit of our experience with you.

Sincerely,


/s/ Nicholas A. Lopardo

Nicholas A. Lopardo
State Street Global Advisors
Chairman and Chief Executive Officer


/s/ Timothy B. Harbert

Timothy B. Harbert
State Street Global Advisors
President and Chief Operating Officer, SSgA


4 Annual Report

SSgA IAM Shares Fund
--------------------------------------------------------------------------------
Management of the Funds
--------------------------------------------------------------------------------

                                    [PHOTO]

                               Nicholas A. Lopardo
                      Chairman and Chief Executive Officer


                                    [PHOTO]

                               Timothy B. Harbert
                     President and Chief Operating Officer

A Team Approach to Investment Management

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Michael J. Feehily, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA IAM SHARES Fund since its inception in June 1999. Mr. Feehily joined State Street in August 1982 in the Global Operations area before moving to the Performance and Analytics group. He helped to develop and work with a proprietary application, which is used to analyze venture capital, real estate, and other private investments. He holds a BS in Finance, Investments and Economics from Babson College and an MBA in Finance from Bentley College. There are four other portfolio managers working with Mr. Feehily.


                                                                 Annual Report 5

SSgA IAM Shares Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

Objective: The Fund seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists & Aerospace Workers
(IAM) or affiliated labor unions.

Invests in: At least 65% of the total assets are invested in equity securities of companies that have entered into collective bargaining agreements with the IAM or its affiliated unions. The remainder of the Fund's assets are open to either further investment in those companies with collective bargaining agreements with the IAM or companies outside this universe which are constituents of the S&P 500(R) Index.

Strategy: The Fund's investment strategy is driven by an investment process that manages portfolio exposures to fundamental attributes within a multifactor risk model environment. These attributes include industry allocations, size, style, growth expectations, and valuation ratios.

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

  Dates               IAM Shares Fund            S&P 500(R)Index**
Inception*                $10,000                     $10,000
  1999                    $10,140                     $10,230
  2000                    $11,655                     $11,906
================================================================================

Performance Review

For the fiscal year ended August 31, 2000, the Fund finished with a return of 14.94%, compared to the S&P 500(R) Index return of 16.33%. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind.

The SSgA IAM SHARES Fund seeks to meet or exceed the total return of the S&P 500(R) Index using an optimization approach designed to mitigate some of the inherent sector/industry bets that stem from the "union friendly" universe.

Market and Portfolio Highlights

The US equity markets finished strongly in the final four calendar months of 1999, primarily as a result of the Technology sector, as the NASDAQ Composite shot up an impressive 48.56% during this time period. Increases in worker productivity with little resulting signs of inflationary pressures made the

--------------------------------------------------------------------------------
SSgA IAM Shares Fund
--------------------------------------------------------------------------------
Period Ended             Growth of              Total
  08/31/00                $10,000               Return
------------            -----------          -----------
1 Year                  $    11,494             14.94%
Inception               $    11,655             13.10%+

--------------------------------------------------------------------------------
Standard & Poor's(R) 500
  Composite Stock Price Index
--------------------------------------------------------------------------------
Period Ended             Growth of              Total
  08/31/00                $10,000               Return
------------            -----------          -----------
1 Year                  $    11,633             16.33%
Inception               $    11,906             15.05%+

See related Notes on following page.


6 Annual Report

SSgA IAM Shares Fund
--------------------------------------------------------------------------------
Portfolio Management Discussion and Analysis
--------------------------------------------------------------------------------

outlook attractive for investors. However, the Federal Reserve continued to raise short-term rates in an effort to curb economic momentum, while at the same time attempting to orchestrate a "soft-landing" for the economy. As a result, the ride for the equity markets in 2000 was anything but smooth. After a strong first quarter, technology stocks finally began to fall back to earth as investors realized that the incredibly high valuations for some of these companies could no longer be justified. With the economy continuing to grow and unemployment hovering around a paltry 4%, fears of inflation lingered and sustained periods of rapid earnings growth seemed to be in jeopardy. Investors appear to be waiting on the sidelines to see when the Federal Reserve has completed its tightening and if the tightening to date will negatively affect the earnings of companies in the short term.

Most of the Fund's underperformance relative to the benchmark came during first quarter 2000, as technology stocks continued to soar to record heights. Since that time, the "old-economy" stocks have begun to grab some of the momentum back from the "new-economy" issues. This is beneficial for the Fund, as many of the companies that have machinist union affiliations are part of the "old-economy" sectors such as Basic Materials, Capital Goods, Consumer Staples, Transportation, and Utilities. The Fund's Index-relative overweighting in these "union-friendly" sectors, which lost 14.85%, 14.80%, and 10.88% respectively, drove down performance. However, stock selection within these sectors helped to offset much of the negative results. The Fund maintained a benchmark-relative underweighting in Technology, Finance, and Health Care, as these sectors are not generally associated with machinist union affiliations. These three sectors continued to lead the market during this fiscal year, returning 41.78%, 29.18%, and 18.55% respectively.

One of the leading contributors to the Fund's performance over the period was PE Corp - Celera Genomics(+/-) which posted an incredible gain of 654.35%. Stock positions in Oracle, Nortel Networks(+/-), Amphenol Corp.(+/-), and Titan Corp.(+/-) all boosted Fund results, with returns of 398.29%, 297.72%, 173.43%, and 141.72%, respectively. Among the worst performing stocks were Anacomp(+/-), losing 94.96%, and Owens Corning(+/-) which dropped 80.49% for the period. Additionally, Rite Aid, Xerox Corporation(+/-), and Armstrong World Industries all posted disappointing losses of 77.76%, 64.41%, and 63.23%, respectively.

At August 31, 2000, the SSgA IAM SHARES Fund held 247 securities with a market value of nearly $133.7 million. Of these 247 securities, there were 164 securities of companies that have collective bargaining agreements with the IAM. These investments in "union friendly" companies represented 66% of the Fund's market value. In total, there are currently 340 publicly traded companies that have agreements with the IAM and are eligible for investment by the Fund.

-------------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)           August 31, 2000
-------------------------------------------------------------

General Electric Co.                                6.2%
Citigroup, Inc.                                     4.7
Cisco Systems, Inc.                                 3.4
Intel Corp.                                         3.3
Nortel Networks Corp.                               2.8
Microsoft Corp.                                     2.6
Merck & Co., Inc.                                   2.4
Exxon Mobil Corp.                                   2.3
Oracle Systems Corp.                                1.9
Schlumberger, Ltd.                                  1.5
-------------------------------------------------------------

                              --------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* The Fund commenced operations on June 2, 1999. Index comparison also began June 2, 1999.

** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard and Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+     Annualized.

+/-   Denotes IAM affiliated company.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by The SSgA Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                                 Annual Report 7

Report of Independent Accountants

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA IAM SHARES Fund (the "Fund") at August 31, 2000, the results of its operations for the fiscal year then ended, and the changes in its net assets and the financial highlights for the fiscal year then ended and for the period June 2, 1999 (commencement of operations) to August 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts
October 11, 2000

                                       /s/ PricewaterhouseCoopers LLP


8 Annual Report

SSgA
IAM Shares Fund

Statement of Net Assets
                                                                 August 31, 2000

                                                                          Market
                                                         Number           Value
                                                           of             (000)
                                                         Shares             $
                                                         ------           -----
Common Stocks - 98.7%
Basic Industries - 4.9%
Air Products & Chemicals, Inc.                            3,900             142
Alcoa, Inc.                                              25,000             831
Bowater, Inc.                                             5,400             277
Brush Wellman, Inc.                                       9,000             210
Dexter Corp.                                              5,100             302
Dow Chemical Co.                                         10,200             267
Illinois Tool Works, Inc.                                 8,104             454
International Paper Co.                                  17,873             570
Kimberly-Clark Corp.                                     19,200           1,123
Minnesota Mining & Manufacturing Co.                     13,600           1,265
Phelps Dodge Corp.                                        1,100              49
Rohm & Haas Co.                                           7,736             224
Sigma Aldrich Corp.                                      13,900             405
Temple-Inland, Inc.                                       2,800             119
Union Carbide Corp.                                       4,400             176
Willamette Industries, Inc.                               3,900             119
                                                                       --------
                                                                          6,533
                                                                       --------

Capital Goods - 11.1%
Applied Power, Inc. Class A                               4,300              21
Caterpillar, Inc.                                         9,400             346
Crane Co.                                                 1,900              48
Deere & Co.                                               3,100             102
Dover Corp.                                              15,600             762
Emerson Electric Co.                                      6,300             417
Fisher Scientific International, Inc. (a)                 7,800             171
General Electric Co.                                    141,000           8,275
Ingersoll-Rand Co.                                        4,000             182
Johnson Controls, Inc.                                    3,000             160
Koninklijke (Royal) Philips Electronics (a)              32,689           1,612
Martin Marietta Materials, Inc.                           3,200             128
Parker-Hannifin Corp.                                     4,000             139
Raytheon Co. Class B                                      2,700              75
SPX Corp. (a)                                             3,400             558
Tyco International, Ltd.                                 32,400           1,847
                                                                       --------
                                                                         14,843
                                                                       --------

Consumer Basics - 16.6%
Abbott Laboratories                                       2,500             109
Allied Healthcare Products, Inc. (a)                     16,900              48
American Home Products Corp.                              2,100             114
Amgen, Inc. (a)                                           4,400             334
Archer-Daniels-Midland Co.                               16,905             149
Baxter International, Inc.                               16,600           1,382
Black & Decker Corp.                                      2,900             116
Bristol-Myers Squibb Co.                                  5,600             297
Campbell Soup Co.                                        11,900             302
Celera Genomics (a)                                       3,400             369
Coca-Cola Co. (The)                                      37,900           1,995
ConAgra, Inc.                                            17,500             321
Costco Wholesale Corp. (a)                                1,400              48
Dial Corp.                                                8,200              84
Edwards Lifesciences Corp. (a)                           10,200             268
Energizer Holdings, Inc. (a)                              4,500              89
Fleming Cos., Inc.                                        2,400              37
Gillette Co. (The)                                        1,100              33
Interstate Bakeries Corp.                                 4,700              84
Johnson & Johnson                                         3,400             313
Koninklijke Ahold                                         3,300              94
Kroger Co. (a)                                           21,400             486
Lilly (Eli) & Co.                                         3,100             226
Medtronic, Inc.                                           2,000             103
Merck & Co., Inc.                                        46,400           3,242
Nabisco Group Holdings Corp.                             11,100             312
New Brunswick Scientific Co., Inc. (a)                   14,630             115
PE Corp. - PE Biosystems Group                            9,000             885
PepsiCo, Inc.                                            35,500           1,513
Pfizer, Inc.                                             21,725             940
Philip Morris Cos., Inc.                                 41,900           1,241
Procter & Gamble Co.                                     26,300           1,626
Quaker Oats Co. (The)                                     6,000             408
Ralston-Purina Group                                     11,700             265


                                                                 Annual Report 9

SSgA
IAM Shares Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                          Market
                                                         Number           Value
                                                           of             (000)
                                                         Shares             $
                                                         ------           -----
Safeway, Inc. (a)                                        12,600             621
Sara Lee Corp.                                           22,700             423
Schering-Plough Corp.                                    39,700           1,593
Suiza Foods Corp. (a)                                     2,600             130
SYSCO Corp.                                              17,600             745
Unilever                                                 13,100             619
Whitman Corp.                                             5,700              75
Wild Oats Markets, Inc. (a)                               6,900              74
                                                                       --------
                                                                         22,228
                                                                       --------

Consumer Durables - 3.8%
Armstrong Holdings, Inc.                                  5,800              92
Best Buy Co. (a)                                            600              37
DaimlerChrysler AG                                        2,700             141
Danaher Corp.                                            10,500             590
Eaton Corp.                                               9,300             617
Ethan Allen Interiors, Inc.                               6,000             162
Federal Signal Corp.                                      3,900              84
Ford Motor Co. (a)                                       27,621             668
General Motors Corp.                                     13,180             951
Goodyear Tire & Rubber Co.                                1,900              44
Harley-Davidson, Inc.                                    15,000             747
HON Industries, Inc.                                      2,400              65
Katy Industries, Inc.                                    23,800             235
Leggett & Platt, Inc.                                     9,100             161
Maytag Corp.                                              6,000             229
PACCAR, Inc.                                              1,900              81
Visteon Corp.                                             2,068              32
Whirlpool Corp.                                           4,700             179
                                                                       --------
                                                                          5,115
                                                                       --------

Consumer Non-Durables - 3.1%
99 Cents Only Stores (a)                                  7,100             319
Anheuser-Busch Cos., Inc.                                17,900           1,411
Gap, Inc.                                                 2,700              61
Home Depot, Inc. (The)                                   11,600             558
Kohl's Corp. (a)                                            800              45
Newell Rubbermaid, Inc.                                  10,200             265
Rite Aid Corp.                                           16,000              64
Seagram Co., Ltd.                                        13,300             800
Target Corp.                                              2,800              65
Tiffany & Co.                                            13,200             549
                                                                       --------
                                                                          4,137
                                                                       --------

Consumer Services - 2.4%
Alaska Air Group, Inc. (a)                                1,700              44
Continental Airlines, Inc. Class B (a)                    3,100             149
Disney (Walt) Co.                                        48,700           1,896
Marriott International, Inc. Class A                      4,800             190
Southwest Airlines Co.                                   28,750             650
Starwood Hotels & Resorts Worldwide, Inc.                 5,400             173
USAirways Group, Inc. (a)                                 3,900             133
                                                                       --------
                                                                          3,235
                                                                       --------

Energy - 6.6%
Baker Hughes, Inc.                                        2,800             102
BP Amoco PLC - ADR                                        9,468             523
Chevron Corp.                                             7,000             592
Exxon Mobil Corp.                                        37,584           3,068
Halliburton Co.                                          10,300             546
Pennzoil-Quaker State Co.                                 5,800              72
Royal Dutch Petroleum Co.                                20,400           1,248
Schlumberger, Ltd.                                       23,700           2,022
Texaco, Inc.                                              5,100             263
Transocean Sedco Forex, Inc.                              6,764             404
Unocal Corp.                                                900              30
                                                                       --------
                                                                          8,870
                                                                       --------

Finance - 10.2%
AEGON                                                    24,122             947
AFLAC, Inc.                                                 800              43
Allstate Corp.                                            2,100              61
American Express Co.                                      5,100             302
American Financial Group, Inc.                            3,900              97
American International Group, Inc.                        9,374             835
Bank of America Corp.                                     8,500             455


10 Annual Report

SSgA
IAM Shares Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                          Market
                                                         Number           Value
                                                           of             (000)
                                                         Shares             $
                                                         ------           -----
Bank of New York Co., Inc.                                2,800             147
Bank One Corp.                                            5,400             190
Chase Manhattan Corp.                                     6,750             377
CIGNA Corp.                                                 500              49
Citigroup, Inc.                                         106,667           6,227
Fannie Mae                                                2,200             118
Federal Home Loan Mortgage Corp.                          1,200              51
Fifth Third Bancorp                                       1,200              55
First Union Corp.                                         3,200              93
Firstar Corp.                                             3,909              93
FleetBoston Financial Corp.                               1,355              58
Gilman & Ciocia, Inc. (a)                                17,700              70
Golden West Financial Corp.                               1,800              86
Household International, Inc.                            17,600             845
MBNA Corp.                                                1,500              53
Mellon Financial Corp.                                      800              36
Merrill Lynch & Co., Inc.                                 1,600             232
Morgan (J.P.) & Co., Inc.                                 1,000             167
Morgan Stanley Dean Witter & Co.                          5,600             602
National City Corp.                                       1,600              34
Northern Trust Corp.                                      1,000              84
Progressive Corp.                                           600              45
Providian Financial Corp.                                   400              46
Schwab (Charles) Corp.                                    6,000             229
Stilwell Financial, Inc. (a)                             14,600             706
SunTrust Banks, Inc.                                      1,100              54
U.S. Bancorp                                              1,900              41
Wachovia Corp.                                              700              40
Washington Mutual, Inc.                                   2,700              95
                                                                       --------
                                                                         13,663
                                                                       --------

General Business - 4.2%
Butler International, Inc. (a)                            5,700              37
Computer Sciences Corp. (a)                              10,200             806
Dispatch Management Services Corp. (a)                    5,400               8
Ecolab, Inc.                                              1,700              66
Knight-Ridder, Inc.                                       3,400             186
Manpower, Inc.                                           10,000             362
Meredith Corp.                                            4,400             120
New York Times Co. Class A                               12,000             470
SBC Communications, Inc.                                  9,853             411
Time Warner, Inc.                                         1,300             111
Tribune Co.                                              15,907             568
United Stationers, Inc. (a)                               5,500             178
Viacom, Inc. Class B (a)                                 28,535           1,921
Washington Post Co (The), Class B                           221             112
Waste Management, Inc.                                   10,900             206
                                                                       --------
                                                                          5,562
                                                                       --------

Shelter - 0.8%
Georgia-Pacific Group                                     5,900             158
Masco Corp.                                              20,400             398
Owens Corning                                             5,300              27
Sherwin-Williams Co.                                      3,700              85
Vulcan Materials Co.                                      1,200              53
Weyerhaeuser Co.                                          7,600             352
                                                                       --------
                                                                          1,073
                                                                       --------

Technology - 30.1%
Adobe Systems, Inc.                                         400              52
Agilent Technologies, Inc. (a)                            2,212             133
Allen Telecom, Inc. (a)                                  11,800             235
America Online, Inc. (a)                                 23,300           1,366
Amphenol Corp. Class A (a)                                7,700             493
Anacomp, Inc. (a)                                        20,900              16
Applied Materials, Inc. (a)                               5,600             483
APW, Ltd. (a)                                             4,300             189
Avery Dennison Corp.                                      3,600             195
Cisco Systems, Inc. (a)                                  65,600           4,506
COMPAQ Computer Corp.                                     3,800             129
Computer Associates International, Inc.                   1,800              57
Dell Computer Corp. (a)                                  20,200             881
EMC Corp. (a)                                            14,800           1,450
Energy Conversion Devices, Inc. (a)                      10,200             284


                                                                Annual Report 11

SSgA
IAM Shares Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                                          Market
                                                         Number           Value
                                                           of             (000)
                                                         Shares             $
                                                         ------           -----
General Dynamics Corp.                                    9,600             604
General Motors Corp. Class H (a)                          1,980              66
Hewlett-Packard Co.                                       5,800             700
Honeywell International, Inc.                            15,662             604
Intel Corp.                                              59,200           4,433
International Business Machines Corp.                    10,700           1,412
JDS Uniphase Corp. (a)                                    4,500             560
Litton Industries, Inc. (a)                               3,500             194
Lockheed Martin Corp.                                     4,900             139
Lucent Technologies, Inc.                                19,595             819
Microsoft Corp. (a)                                      49,700           3,470
Motorola, Inc.                                            8,100             292
Nextel Communications, Inc. Class A (a)                   4,000             222
Nortech Systems, Inc. (a)                                12,800             115
Nortel Networks Corp.                                    45,600           3,719
Northrop Grumman Corp.                                    8,200             638
Oracle Systems Corp. (a)                                 28,600           2,599
PerkinElmer, Inc.                                        10,500             944
QUALCOMM, Inc. (a)                                        6,500             389
Quantum Corp. - DLT & Storage Systems (a)                26,700             362
Quantum Corp. - Hard Disk Drive (a)                      21,100             206
Rockwell International Corp.                              3,600             146
Scott Technologies, Inc. (a)                              8,700             163
Sun Microsystems, Inc. (a)                               12,800           1,625
Teledyne Technologies, Inc. (a)                          10,100             203
Tellabs, Inc. (a)                                           600              34
Texas Instruments, Inc.                                  11,200             750
Textron, Inc.                                             1,500              84
Thomas & Betts Corp.                                      6,200             116
Titan Corp. (a)                                          12,300             303
United Technologies Corp.                                 9,000             562
Veritas Software Corp. (a)                                3,900             470
Verizon Communications                                   38,172           1,665
Xerox Corp.                                              28,300             455
Yahoo!, Inc. (a)                                          5,700             693
                                                                       --------
                                                                         40,225
                                                                       --------

Transportation - 1.7%
Airborne Freight Corp.                                    7,900             118
Boeing Co. (The)                                         16,900             906
CSX Corp.                                                 2,200              53
Kansas City Southern Industries, Inc. (a)                 3,650              34
Navistar International Corp. (a)                          3,000             113
Norfolk Southern Corp.                                    8,300             133
Ryder System, Inc.                                        4,800              92
Trans World Airlines, Inc. New (a)                       31,200              64
Union Pacific Corp.                                       6,100             242
United Parcel Service, Inc. Class B                       8,814             489
                                                                       --------
                                                                          2,244
                                                                       --------

Utilities - 3.2%
AES Corp. (a)                                             1,600             102
AT&T Corp.                                               57,626           1,815
AT&T Wireless Group New (a)                              21,800             571
BellSouth Corp.                                           5,800             216
Enron Corp.                                               2,600             221
Montana Power Co.                                         9,700             350
Southern Co.                                              1,200              36
Sprint Corp. (Fon Group)                                  1,800              60
Sprint Corp. (PCS Group) (a)                              7,100             356
WorldCom, Inc. (a)                                       14,300             522
                                                                       --------
                                                                          4,249
                                                                       --------

Total Common Stocks
(cost $117,037)                                                         131,977
                                                                       --------


12 Annual Report

SSgA
IAM Shares Fund

Statement of Net Assets, continued
                                                                 August 31, 2000

                                                        Principal         Market
                                                         Amount           Value
                                                          (000)           (000)
                                                            $               $
                                                        ---------         -----
Short-Term Investments - 1.3%
AIM Short Term Investment Prime Portfolio
    Class A (b)                                           1,407           1,407
Federated Investors Prime Cash Obligations
    Fund (b)                                                 82              82
United States Treasury Bills 5.650% due
    09/14/00(b)(c)(d)                                       210             210
                                                                       --------

Total Short-Term Investments
(cost $1,699)                                                             1,699
                                                                       --------

Total Investments - 100.0%
(identified cost $118,736)                                              133,676

Other Assets and Liabilities,
Net - 0.0%                                                                   14
                                                                       --------

Net Assets - 100.0%                                                     133,690
                                                                       ========

(a)   Nonincome-producing security.
(b)   At amortized cost, which approximates market.
(c)   Rate noted is yield-to-maturity from date of acquisition.
(d) Held as collateral in connection with open futures contracts purchased by the fund.

Abbreviations:
ADR - American Depositary Receipt

                                                                    Unrealized
                                                     Number        Appreciation
                                                       of         (Depreciation)
Futures Contracts                                  Contracts          (000)
                                                   ---------      -------------
S&P 500 Index
    expiration date 09/00                              4            $     34
                                                                    --------

Total Unrealized Appreciation
    (Depreciation) on Open Futures
    Contracts Purchased                                             $     34
                                                                    ========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 13

SSgA
IAM Shares Fund

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)                   August 31, 2000

Assets
Investments at market (identified cost $118,736) ...........................................   $133,676
Receivables:
   Dividends ...............................................................................        193
   Daily variation margin on futures contracts .............................................         18
Prepaid expenses ...........................................................................         12
Short-term investments held as collateral for securities loaned, at market .................     10,126
                                                                                               --------

      Total assets .........................................................................    144,025

Liabilities
Payables:
   Investments purchased ........................................................   $      8
   Fund shares redeemed .........................................................        140
   Accrued fees to affiliates ...................................................         52
   Other accrued expenses .......................................................          9
Payable upon return of securities loaned, at market .............................     10,126
                                                                                    --------

      Total liabilities ....................................................................     10,335
                                                                                               --------

Net Assets .................................................................................   $133,690
                                                                                               ========

Net Assets Consist of:
Undistributed net investment income ........................................................   $    274
Accumulated net realized gain (loss) .......................................................        161
Unrealized appreciation (depreciation) on:
   Investments .............................................................................     14,940
   Futures contracts .......................................................................         34
Shares of beneficial interest ..............................................................         12
Additional paid-in capital .................................................................    118,269
                                                                                               --------

Net Assets .................................................................................   $133,690
                                                                                               ========

Net Asset Value, offering and redemption price per share:
   ($133,690,033 divided by 11,576,819 shares of $.001 par value
      shares of beneficial interest outstanding) ...........................................   $  11.55
                                                                                               ========

See accompanying notes which are an integral part of the financial statements.


14 Annual Report

SSgA
IAM Shares Fund

Statement of Operations
Amounts in thousands                   For the Fiscal Year Ended August 31, 2000

Investment Income
   Dividends ............................................................    $  1,195
   Interest .............................................................          40
                                                                             --------

      Total investment income ...........................................       1,235

Expenses
   Advisory fees ............................................    $    229
   Administrative fees ......................................          41
   Custodian fees ...........................................          42
   Distribution fees ........................................          74
   Transfer agent fees ......................................          28
   Professional fees ........................................          15
   Registration fees ........................................          41
   Shareholder servicing fees ...............................          23
   Trustees' fees ...........................................           6
   Miscellaneous ............................................          11
                                                                 --------

   Expenses before reductions ...............................         510
   Expense reductions .......................................          (3)
                                                                 --------

      Total Expenses, net ...............................................         507
                                                                             --------

Net investment income ...................................................         728
                                                                             --------

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments ..............................................         178
   Futures contracts ........................................           5         183
                                                                 --------
Net change in unrealized appreciation (depreciation) on:
   Investments ..............................................      14,953
   Futures contracts ........................................          69      15,022
                                                                 --------    --------

Net realized and unrealized gain (loss) .................................      15,205
                                                                             --------

Net increase (decrease) in net assets from operations ...................    $ 15,933
                                                                             ========

  See accompanying notes which are an integral part of the financial statements.


                                                                Annual Report 15

SSgA
IAM Shares Fund

Statement of Changes in Net Assets
Amounts in thousands

                                                                                                        For the Period
                                                                                     For the             June 2, 1999*
                                                                                Fiscal Year Ended        to August 31,
                                                                                 August 31, 2000             1999
                                                                                -----------------       --------------
Increase (Decrease) in Net Assets

Operations
   Net investment income ...............................................            $     728             $     102
   Net realized gain (loss) ............................................                  183                    75
   Net change in unrealized appreciation (depreciation) ................               15,022                   (48)
                                                                                    ---------             ---------

      Net increase (decrease) in net assets from operations ............               15,933                   129
                                                                                    ---------             ---------

Distributions
   From net investment income ..........................................                 (589)                   --
   From net realized gain ..............................................                  (97)                   --
                                                                                    ---------             ---------

      Net decrease in net assets from distributions ....................                 (686)                   --
                                                                                    ---------             ---------

Share Transactions
   Net increase (decrease) in net assets from share transactions .......               58,127                60,187
                                                                                    ---------             ---------

Total net increase (decrease) in net assets ............................               73,374                60,316

Net Assets
   Beginning of period .................................................               60,316                    --
                                                                                    ---------             ---------
   End of period (including undistributed net investment income of
      $274 and $135, respectively) .....................................            $ 133,690             $  60,316
                                                                                    =========             =========

*     Commencement of Operations

See accompanying notes which are an integral part of the financial statements.


16 Annual Report

SSgA
IAM Shares Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                            Fiscal Years Ended
                                                                August 31,
                                                          ----------------------
                                                            2000          1999*
                                                          --------      --------
Net Asset Value, Beginning of Period ................     $  10.14      $  10.00
                                                          --------      --------

Income From Operations
   Net investment income (a) ........................          .09           .02
   Net realized and unrealized gain (loss) ..........         1.42           .12
                                                          --------      --------

      Total income from operations ..................         1.51           .14
                                                          --------      --------

Distributions
   From net investment income .......................         (.08)           --
   From net realized gain ...........................         (.02)           --
                                                          --------      --------

      Total distributions ...........................         (.10)           --
                                                          --------      --------

Net Asset Value, End of Period ......................     $  11.55      $  10.14
                                                          ========      ========

Total Return (%)(b) .................................        14.94          1.40

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands) .........      133,690        60,316

   Ratios to average net assets (%)(c):
      Operating expenses, net .......................          .55           .65
      Operating expenses, gross .....................          .55           .67
      Net investment income .........................          .79           .72

   Portfolio turnover rate (%)(d) ...................         5.34            --

*     For the period June 2, 1999 (commencement of operations) to August 31,
      1999.
(a)   Average month-end shares were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for the period ended August 31, 1999 are annualized.
(d) The rate for the period ended August 31, 1999 is not meaningful due to the Fund's short period of operation.


                                                                Annual Report 17

SSgA
IAM Shares Fund

                                                   Notes to Financial Statements

                                                                 August 31, 2000

1.    Organization

      The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2000. These financial statements report on one portfolio, the SSgA IAM SHARES Fund (the "Fund"). The Fund invests primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions ("IAM companies"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.    Significant Accounting Policies

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      Security valuation: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price.

      International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

      Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

      The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

      Securities transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

      Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.


18 Annual Report

SSgA
IAM Shares Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Federal income taxes: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

      It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

      The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2000 are as follows:

                                                        Net Unrealized
       Federal Tax      Unrealized       Unrealized      Appreciation
          Cost         Appreciation    (Depreciation)   (Depreciation)
      ------------     ------------    --------------   --------------
      $118,745,901     $24,728,903      $(9,798,611)     $14,930,292

      Dividends and distributions to shareholders: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

      The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

      Expenses: Most expenses can be directly attributed to the Fund. Expenses of the investment company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

      Futures: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.    Securities Transactions

      Investment transactions: For the year ended August 31, 2000, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $62,921,942 and $5,024,800, respectively.


                                                                Annual Report 19

SSgA
IAM Shares Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Securities lending: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

      Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street Bank and Trust Company and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street Bank and Trust Company and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2000, the value of outstanding securities on loan and the value of collateral amounted to $9,754,310 and $10,126,382, respectively. Included in interest income is securities lending income of $6,252 for the year ended August 31, 2000.

4.    Related Parties

      Adviser: The Investment Company has an investment advisory agreement with State Street Bank and Trust Company (the "Adviser") under which the Adviser, through State Street Global Advisors, the investment management group of theAdviser, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .25% of its average daily net assets. The Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of .65% of average daily net assets on an annual basis. The Investment Company also has contracts with the Adviser to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

      In addition, the Fund has entered into arrangements with its Adviser whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $2,658 under these arrangements.

      Administrator: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. For the period September 1, 1999 to April 30, 2000, the following


20 Annual Report

SSgA
IAM Shares Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      percentages of the average daily net assets of all domestic funds: $0 up to and including $500 million - .06%; over $500 million up to and including $1 billion - .05%; over $1 billion - .03%. Effective May 1, 2000, the annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. The Administrator will charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

      Distributor and Shareholder Servicing: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of the Administrator to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

      The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

      The Fund has Shareholder Service Agreements with the Adviser, State Street Brokerage Services, Inc. ("SSBSI"), a wholly-owned subsidiary of the Adviser, the Adviser's Retirement Investment Services Division ("RIS"), the Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") and State Street Solutions ("Solutions")(collectively the "Agents"), as well as several unaffiliated service providers. For these services, the Fund pays .025%, .175%, .175%, .175% and .175% to the
      Adviser, SSBSI, RIS, Commercial Banking, and Solutions, respectively, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2000, the Fund was charged shareholder servicing expenses of $22,936, $13 and $44 by the Adviser, SSBSI and Solutions. The Fund did not incur any expenses from RIS and Commercial Banking during this year.

      The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Payments that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2000.


                                                                Annual Report 21

SSgA
IAM Shares Fund

                                        Notes to Financial Statements, continued

                                                                 August 31, 2000

      Affiliated Brokerage: The Fund placed a portion of its portfolio transactions with SSBSI, an affiliated broker dealer of the Fund's Adviser. The commissions paid to SSBSI were $25,900 for the year ended August 31, 2000.

      Board of Trustees: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

      Accrued fees payable to affiliates and trustees as of August 31, 2000 were as follows:

            Advisory fees                       $28,131
            Administration fees                   6,291
            Custodian fees                        7,634
            Distribution fees                        12
            Shareholder servicing fees            2,082
            Transfer agent fees                   6,788
            Trustees' fees                          825
                                                -------
                                                $51,763
                                                =======

      Beneficial Interest: As of August 31, 2000, one shareholder was a record owner of approximately 83% of the total outstanding shares of the Fund.

5.    Fund Share Transactions (amounts in thousands)

                                                                   Fiscal Years Ended August 31,
                                                             ------------------------------------------
                                                                   2000                    1999*
                                                             ------------------      ------------------
                                                             Shares     Dollars      Shares     Dollars
                                                             ------    --------      ------    --------
      Proceeds from shares sold ........................      5,732    $ 59,276       5,952    $ 60,232
      Proceeds from reinvestment of distributions ......         65         686          --          --
      Payments for shares redeemed .....................       (168)     (1,835)         (4)        (45)
                                                             ------    --------      ------    --------

      Total net increase (decrease) ....................      5,629    $ 58,127       5,948    $ 60,187
                                                             ======    ========      ======    ========

      * For the period June 2, 1999 (commencement of operations) to August 31, 1999.

6.    Interfund Lending Program

      The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order on December 23, 1999 to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

7.    Dividend

      On September 1, 2000, the Board of Trustees declared a dividend of $.0236 from net investment income, payable on September 8, 2000 to shareholders of record on September 5, 2000.


22 Annual Report

SSgA
IAM Shares Fund

                                                                 Tax Information

                                                     August 31, 2000 (Unaudited)

      The Fund paid a distribution of $4,190 from net long-term capital gains during its taxable year ended August 31, 2000.

      Please consult a tax advisor for questions about federal or state income tax laws.


                                                                Annual Report 23

SSgA IAM Shares Fund

One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

Trustees
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

Officers
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

Investment Adviser
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Custodian, Transfer Agent and
Office of Shareholder Inquiries
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

Distributor
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

Administrator
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

Legal Counsel
   Goodwin, Procter & Hoar LLP
   Exchange Place
   Boston, Massachusetts 02109

Independent Accountants
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110


24 Annual Report